As filed with the SEC on March 8, 2013.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07495

TRANSAMERICA PARTNERS FUNDS GROUP II

(Exact Name of Registrant as Specified in Charter)

Investment Company Act file number: 811-07674

TRANSAMERICA PARTNERS FUNDS GROUP

570 Carillon Parkway, St. Petersburg, Florida 33716

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 299-1800

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

Item 1: Report(s) to Shareholders. The Annual Report is attached.

TRANSAMERICA PARTNERS
INSTITUTIONAL FUNDS GROUP

TRANSAMERICA INSTITUTIONAL
ASSET ALLOCATION FUNDS

Annual Report

December 31, 2012

International Equity
Small Growth
Small Core
Small Value
Mid Growth
Mid Value
Large Growth
Large Core
Stock Index
Large Value
Balanced
High Yield Bond
Core Bond
Inflation-Protected Securities
High Quality Bond
Money Market
Long Horizon
Intermediate/Long Horizon
Intermediate Horizon
Short/Intermediate Horizon
Short Horizon

This report is not to be construed as an offering for sale of any shares of the Transamerica Partners Institutional Funds Group or the Transamerica Institutional Asset Allocation Funds, or as a solicitation of an offer to buy such shares unless preceded by or accompanied by a current prospectus which contains complete information about charges and expenses.

This is a combined annual report for the Transamerica Partners Institutional Funds Group and the Transamerica Institutional Asset Allocation Funds.

Proxy Voting Policies and Procedures

A description of the proxy voting policies and procedures for the Funds, is included in the Statement of Additional Information, which is available without charge, upon request: (i) by calling 1-888-233-4339; (ii) on the Funds’ website at www.transamericapartners.com or (iii) on the SEC’s website at www.sec.gov. In addition, the Funds and the underlying Transamerica Partners Portfolios in which they invest are required to file Form N-PX, with the complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Form N-PX for the twelve months ended June 30, 2012, is available without charge, upon request by calling 1-800-851-9777 and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolios

Transamerica Partners Portfolios and the Funds will file their portfolios of investments on Form N-Q with the SEC for the first and third quarters of each fiscal year. Form N-Q is available on the SEC’s website at www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For information on the operation of the SEC’s Public Reference Room, call 1-800-SEC-0330. You may also obtain a copy of Form N-Q without charge, upon request, by calling 1-888-233-4339.

Dear Fellow Shareholder,

On behalf of Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to understand market conditions over the last year in order to provide a context for reading this report. One year ago, fears that a sovereign default or a large bank failure in Europe would precipitate a global crisis had driven U.S. and many international markets down. In February 2012, the European Central Bank responded by making unlimited loans available to European banks, which used this money to honor deposits and to purchase sovereign bonds. As a result, market fear subsided and global economies improved modestly, helping markets to rally strongly throughout the first quarter of 2012.

Then, in late spring, economic trends in both the United States and abroad faded, causing most equity markets to dip from their March 2012 highs. Fortunately, the onset of summer brought a resurgence in U.S. economics and, at the same time, economic weakness in Europe and Asia moderated. These events, combined with additional easing by global central banks, helped to drive most international equities higher through the summer. In fact, unlimited quantitative easing was announced by the Federal Reserve in September, which pushed U.S. markets to their highs for 2012. However, disappointing corporate earnings followed in October, which, combined with uncertainty regarding the fiscal cliff, caused U.S. markets to retreat modestly, leaving the Standard & Poor’s 500® Index up 16.00% for the year ending December 31, 2012. During this same period, the Morgan Stanley Capital International – Europe, Australasia, Far East Index gained 17.90% and the Barclays U.S. Aggregate Bond Index gained 4.22%. This serves as a good reminder that it is always important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Thomas A. Swank	Christopher A. Staples
President & Chief Executive Officer	Vice President & Chief Investment Officer
Transamerica Partners Institutional Funds Group and	Transamerica Partners Institutional Funds Group and
Transamerica Institutional Asset Allocation Funds	Transamerica Institutional Asset Allocation Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds.

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Management Review

(unaudited)

Transamerica Partners Institutional Stock Index

MARKET ENVIRONMENT

Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. U.S. equities gave back half of their year-to-date gains by the end of May.

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and U.S. stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the U.S. Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, U.S. growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from U.S. fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the U.S. fiscal cliff deadline, U.S. stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

From a sector perspective, global central bank stimulus drove financials and consumer discretionary stocks higher in 2012. Telecommunications services performed well and health care stocks rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the Standard & Poor’s 500® Index (“S&P 500®”) sectors moved higher for the year, energy stocks were hindered by declining oil prices in the latter part of the year and utilities became less favorable as investors sought riskier investments.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Institutional Stock Index returned 15.71%. By comparison, its benchmark the S&P 500®, returned 16.00%.

STRATEGY REVIEW

The S&P 500® is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of business. The stocks included in the index collectively represent a substantial portfolio of all common stocks publicly traded in the United States. Throughout the twelve-month period, as changes were made to the composition of the S&P 500® , the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark. In keeping with its investment objective, the fund remains positioned to match the risk characteristics of the benchmark, irrespective of the market’s future direction. During the period, derivatives had a minimal impact on the performance of the Master Portfolio. In addition, the portfolio team adhere to all BlackRock-wide policies and SEC guidelines to ensure that the Master Portfolio does not use leverage.

Greg Savage

Christopher Bliss

Edward Corallo

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Money Market

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Money Market	–%(A)	0.48%	1.64%	09/11/2000
Citigroup 3-Month Treasury Bill Index*	0.07%	0.45%	1.69%

NOTES

* The Citigroup 3-Month Treasury Bill Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment, it is possible to lose money by investing in the fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

(A)	Rounds to less than 0.01%.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional High Quality Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional High Quality Bond	2.63%	3.58%	3.19%	09/11/2000
BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs Index*	1.48%	2.87%	3.11%

NOTES

* The Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Years Index (“BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the Fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Inflation-Protected Securities

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Inflation-Protected Securities	6.88%	6.32%	4.82%	09/11/2000
Barclays U.S. TIPS Index*	6.98%	7.04%	6.65%

NOTES

* The Barclays U.S. Treasury Inflation Protected Securities Index (“Barclays U.S. TIPS Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the Fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Market values of inflation-protected securities can be affected by changes in the market’s inflation expectations or changes in real rates of interest. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Core Bond	7.97%	6.36%	5.29%	09/11/2000
Barclays U.S. Aggregate Bond Index*	4.22%	5.95%	5.18%

NOTES

* The Barclays U.S. Aggregate Bond Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the Fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional High Yield Bond	14.86%	9.03%	9.77%	09/11/2000
BofA Merrill Lynch High Yield Master II Index*	15.58%	10.01%	10.39%

NOTES

* The Bank of America Merrill Lynch High Yield Master II Index (“BofA Merrill Lynch High Yield Master II Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Lower rated, high yield corporate debt securities represent a much greater risk of default and tend to be more volatile than higher rated or investment grade bonds. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Balanced

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Balanced	13.26%	3.63%	6.10%	09/11/2000
Barclays U.S. Aggregate Bond Index*	4.22%	5.95%	5.18%
S&P 500®*	16.00%	1.66%	7.10%

NOTES

* Barclays U.S. Aggregate Bond Index and the Standard & Poor’s 500® Index (“S&P 500®”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Any U.S. Government guarantees of the securities held in this investment fund only pertain to those securities and not the fund or its yield. Bonds and bond funds are subject to interest rate risk, credit risk and inflation risk. Interest rate risk means that the value of bonds and bond funds generally falls when interest rates rise, causing an investor to lose money upon sale or redemption. Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives, explanation of share classes and policies of this portfolio.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Large Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Large Value	17.08%	(2.05)%	4.89%	09/11/2000
Russell 1000® Value Index*	17.51%	0.59%	7.38%
S&P 500®*	16.00%	1.66%	7.10%

NOTES

* The Russell 1000® Value Index and the Standard & Poor’s 500® Index (“S&P 500®”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Stock Index	15.71%	1.44%	6.83%	09/11/2000
S&P 500®*	16.00%	1.66%	7.10%

NOTES

* The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Large Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Large Core	16.95%	0.92%	5.67%	09/11/2000
Russell 1000® Index*	16.42%	1.92%	7.52%
S&P 500®*	16.00%	1.66%	7.10%

NOTES

* The Russell 1000® Index and the Standard & Poor’s 500® Index (“S&P 500®”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Large Growth	14.76%	1.16%	5.96%	09/11/2000
Russell 1000® Growth Index*	15.26%	3.12%	7.52%
S&P 500®*	16.00%	1.66%	7.10%

NOTES

* The Russell 1000® Growth Index and the Standard & Poor’s 500® Index (“S&P 500®”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Equity funds, unlike bond funds, invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Mid Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Mid Value	19.28%	3.03%	10.53%	10/11/2001
Russell Midcap® Value Index*	18.51%	3.79%	10.63%

NOTES

* The Russell Midcap® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Mid Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Mid Growth	13.70%	(0.04)%	8.14%	11/07/2001
Russell Midcap® Growth Index*	15.81%	3.23%	10.32%

NOTES

* The Russell Midcap® Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of medium-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Small Value

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Small Value	15.81%	4.69%	7.80%	01/23/2003
Russell 2000® Value Index*	18.05%	3.55%	9.59%

NOTES

* The Russell 2000® Value Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Small Core

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Small Core	14.84%	3.33%	8.33%	09/11/2000
Russell 2000® Index*	16.35%	3.56%	9.72%
S&P 500®*	16.00%	1.66%	7.10%

NOTES

* The Russell 2000® Index and the Standard & Poor’s 500® Index (“S&P 500®”) are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional Small Growth

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional Small Growth	1.09%	(0.59)%	4.90%	05/29/2003
Russell 2000® Growth Index*	14.59%	3.49%	8.64%

NOTES

* The Russell® 2000 Growth Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on the inception date of the fund. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The securities of small-sized companies, because of the issuers’ lower market capitalization, may be more volatile than those of large or medium-sized companies. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Transamerica Partners Institutional International Equity

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012
	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Partners Institutional International Equity	17.03%	(6.13)%	6.15%	09/11/2000
MSCI ACWI ex-US*	17.39%	(2.44)%	10.22%

NOTES

* The Morgan Stanley Capital International All Country World ex-US Index (“MSCI ACWI ex-US”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Foreign securities and markets pose different and possibly greater risks than those customarily associated with domestic securities, including currency fluctuations and political instability. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in a mutual fund invested in a corresponding Series of Transamerica Partners Portfolios (“Series Portfolio”) or Master Portfolio (“MP”), you will bear the ongoing costs of managing the corresponding Series Portfolio or MP in which your fund invests (such as the investment adviser’s fee and other expenses). You will also bear the cost of operating the mutual fund (such as distribution fees, administrative fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses, and interest expense.

		Actual Expenses		Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Partners Institutional Money Market	$1,000.00	$1,000.00	$0.90	$1,024.23	$0.92	0.18%
Transamerica Partners Institutional High Quality Bond	1,000.00	1,012.10	3.29	1,021.87	3.30	0.65
Transamerica Partners Institutional Inflation-Protected Securities	1,000.00	1,029.20	3.32	1,021.87	3.30	0.65
Transamerica Partners Institutional Core Bond	1,000.00	1,043.30	3.34	1,021.87	3.30	0.65
Transamerica Partners Institutional High Yield Bond	1,000.00	1,075.60	4.43	1,020.86	4.32	0.85
Transamerica Partners Institutional Balanced	1,000.00	1,054.10	3.87	1,021.37	3.81	0.75
Transamerica Partners Institutional Large Value	1,000.00	1,078.30	3.92	1,021.37	3.81	0.75
Transamerica Partners Institutional Stock Index	1,000.00	1,058.20	1.55	1,023.63	1.53	0.30
Transamerica Partners Institutional Large Core	1,000.00	1,058.30	4.66	1,020.61	4.57	0.90
Transamerica Partners Institutional Large Growth	1,000.00	1,035.50	4.60	1,020.61	4.57	0.90
Transamerica Partners Institutional Mid Value	1,000.00	1,091.10	4.73	1,020.61	4.57	0.90
Transamerica Partners Institutional Mid Growth	1,000.00	1,030.10	4.85	1,020.36	4.82	0.95
Transamerica Partners Institutional Small Value	1,000.00	1,081.40	5.76	1,019.61	5.58	1.10
Transamerica Partners Institutional Small Core	1,000.00	1,073.80	5.73	1,019.61	5.58	1.10
Transamerica Partners Institutional Small Growth	1,000.00	970.00	5.69	1,019.36	5.84	1.15
Transamerica Partners Institutional International Equity	1,000.00	1,123.20	6.14	1,019.36	5.84	1.15

(A)	5% return per year before expenses.

(B)

Expenses are equal to each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Ratio reflects the expenses of both the fund and its corresponding Series Portfolio or MP.

Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

	Money Market		High Quality Bond		Inflation- Protected Securities		Core Bond		High Yield Bond		Balanced
Assets:
Investments in Series Portfolios/MP, at value(A)	$346,436		$85,266		$122,306		$445,856		$298,514		$5,822
Receivables:
Shares of beneficial interest sold	2,918		37		38		361		634		–	(B)
Due from adviser	38		11		20		32		33		7
Money market waiver due from adviser	99		–		–		–		–		–
Prepaid expenses	1		–	(B)	–	(B)	2		1		–	(B)
	349,492		85,314		122,364		446,251		299,182		5,829
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	1,144		5		133		427		906		45
Administration/Advisory fees(C)	14		4		5		19		12		–	(B)
Distribution fees	72		18		26		94		63		1
Registration fees	20		6		6		7		9		6
Audit and tax fees	10		10		10		10		10		10
Printing and shareholder reports fees	38		9		13		48		32		1
Trustee and CCO fees	–	(B)	–	(B)	–	(B)	–	(B)	–	(B)	–	(B)
Other	11		4		5		12		9		2
	1,309		56		198		617		1,041		65
Net assets	$348,183		$85,258		$122,166		$445,634		$298,141		$5,764

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	348,393		83,562		113,998		425,391		294,209		24,259
Undistributed (accumulated) net investment income (loss)	–		208		–		2,094		–		28
Undistributed (accumulated) net realized gain (loss) allocated from Series Portfolios/MP(A)	(210)		(1,437)		314		1,012		(6,035)		(10,426)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	–		2,925		7,854		17,137		9,967		(8,097)
Net assets	$348,183		$85,258		$122,166		$445,634		$298,141		$5,764

Shares of beneficial interest outstanding	34,599		8,062		11,338		39,757		33,057		572
Net asset value per share	$10.06		$10.57		$10.78		$11.21		$9.02		$10.08

	Large Value		Stock Index		Large Core		Large Growth		Mid Value		Mid Growth
Assets:
Investments in Series Portfolios/MP, at value(A)	$108,033		$914,808		$6,173		$137,768		$347,294		$38,027
Receivables:
Shares of beneficial interest sold	13		1,377		–	(B)	56		3,024		16
Due from Master Portfolio	–		1,956		–		–		–		–
Due from adviser	11		74		6		14		49		9
Prepaid expenses	–	(B)	4		–	(B)	1		1		–	(B)
	108,057		918,219		6,179		137,839		350,368		38,052
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	30		3,333		–	(B)	18		254		35
Administration/Advisory fees(C)	4		37		–	(B)	6		14		2
Distribution fees	23		186		1		29		72		8
Registration fees	6		12		6		6		9		6
Audit and tax fees	10		10		10		10		10		9
Printing and shareholder reports fees	12		92		1		15		36		4
Trustee and CCO fees	–	(B)	–	(B)	–	(B)	–	(B)	–	(B)	–	(B)
Other	3		30		2		4		10		3
	88		3,700		20		88		405		67
Net assets	$107,969		$914,519		$6,159		$137,751		$349,963		$37,985

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	508,619		892,129		41,816		261,021		332,166		39,398
Undistributed (accumulated) net investment income (loss)	100		–		4		3		116		–
Undistributed (accumulated) net realized gain (loss) allocated from Series Portfolios/MP(A)	(295,814)		(60,408)		(15,218)		(88,053)		(17,582)		(1,552)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	(104,936)		82,798		(20,443)		(35,220)		35,263		139
Net assets	$107,969		$914,519		$6,159		$137,751		$349,963		$37,985

Shares of beneficial interest outstanding	10,883		95,956		1,278		18,177		21,268		2,775
Net asset value per share	$9.92		$9.53		$4.82		$7.58		$16.46		$13.69

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2012

(all amounts except per share amounts in thousands)

	Small Value		Small Core		Small Growth		International Equity
Assets:
Investments in Series Portfolios/MP, at value(A)	$13,499		$32,629		$12,819		$103,938
Receivables:
Shares of beneficial interest sold	3		1		–	(B)	34
Due from adviser	3		8		8		8
Prepaid expenses	–	(B)	–	(B)	–	(B)	–	(B)
	13,505		32,638		12,827		103,980
Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	–		8		35		19
Administration/Advisory fees(C)	–	(B)	1		–	(B)	4
Distribution fees	3		7		3		22
Registration fees	14		6		14		7
Audit and tax fees	10		10		10		9
Printing and shareholder reports fees	1		4		2		11
Trustee and CCO fees	–	(B)	–	(B)	–	(B)	–	(B)
Other	2		2		2		4
	30		38		66		76
Net assets	$13,475		$32,600		$12,761		$103,904

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	17,759		134,814		15,265		401,932
Undistributed (accumulated) net investment income (loss)	66		–		–		–
Accumulated net realized loss allocated from Series Portfolios/MP(A)	(8,622)		(56,473)		(2,847)		(271,595)
Net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(A)	4,272		(45,741)		343		(26,433)
Net assets	$13,475		$32,600		$12,761		$103,904

Shares of beneficial interest outstanding	861		2,919		987		15,448
Net asset value per share	$15.65		$11.17		$12.93		$6.73

(A)	Master Portfolio (“MP”) applies only to Stock Index.

(B)	Rounds to less than $1.

(C)	Advisory fees only apply to Stock Index.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

	Money Market		High Quality Bond	Inflation- Protected Securities		Core Bond		High Yield Bond	Balanced
Net investment income (loss) allocated from Series Portfolios/MP:(A)
Interest income	$629		$2,204	$2,127		$16,577		$21,940	$58
Dividend income	–		–	–		48		101	77
Securities lending income (net)	–		11	6		69		–	2
Withholding taxes on foreign income	–		–	–		(10)		1	–	(B)
Expenses (net of reimbursement)	(1,001)		(344)	(475)		(1,904)		(1,660)	(30)
Total investment income (loss)	(372)		1,871	1,658		14,780		20,382	107
Expenses:
Administration/Advisory fees(C)	178		45	59		244		141	3
Distribution fees	887		224	296		1,219		704	15
Registration	58		24	23		31		31	22
Audit and tax	12		12	13		13		12	12
Legal	20		5	7		27		17	–	(B)
Trustee and CCO	10		2	4		14		9	–	(B)
Fund accounting	10		10	10		10		10	10
Printing and shareholder reports	46		13	18		64		45	1
Other	10		3	4		14		7	1
Total expenses	1,231		338	434		1,636		976	64
Expenses reimbursed/waived	(1,231)		(100)	(139)		(370)		(242)	(50)
Expenses allocated from Series Portfolio reimbursed/waived	(372)		–	–		–		–	–
Net expenses	(372)		238	295		1,266		734	14

Net investment income	–	(B)	1,633	1,363		13,514		19,648	93
Net realized and change in unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(A)	–		276	5,104		9,464		5,693	249
Change in net unrealized appreciation allocated from Series Portfolios/MP(A)	–		488	1,092		15,308		13,350	374
Net realized and change in unrealized gain	–		764	6,196		24,772		19,043	623
Net increase in net assets resulting from operations	$–	(B)	$2,397	$7,559		$38,286		$38,691	$716

	Large Value		Stock Index	Large Core		Large Growth		Mid Value	Mid Growth
Net investment income (loss) allocated from Series Portfolios/MP:(A)
Interest income	$–	(B)	$40	$–	(B)	$–	(B)	$3	$–	(B)
Dividend income	2,938		20,931	135		1,984		6,597	334
Securities lending income (net)	14		226	2		141		58	34
Withholding taxes on foreign income	(2)		(11)	–	(B)	(12)		(12)	(2)
Expenses (net of reimbursement)	(552)		(458)	(37)		(989)		(2,251)	(318)
Total investment income	2,398		20,728	100		1,124		4,395	48
Expenses:
Administration/Advisory fees(C)	58		456	3		76		161	21
Distribution fees	289		2,283	15		381		804	106
Registration	25		39	22		25		32	22
Audit and tax	12		87	12		13		12	13
Legal	6		51	–	(B)	7		19	2
Trustee and CCO	3		27	–	(B)	4		10	1
Fund accounting	10		27	10		10		10	10
Printing and shareholder reports	14		126	2		17		50	6
Other	4		27	1		5		9	2
Total expenses	421		3,123	65		538		1,107	183
Expenses reimbursed/waived	(105)		(841)	(49)		(157)		(464)	(98)
Net expenses	316		2,282	16		381		643	85

Net investment income (loss)	2,082		18,446	84		743		3,752	(37)
Net realized and change in unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(A)	12,851		119,074	523		19,146		31,214	5,686
Change in net unrealized appreciation (depreciation)allocated from Series Portfolios/MP(A)	4,113		(12,134)	295		7,053		20,934	146
Net realized and change in unrealized gain	16,964		106,940	818		26,199		52,148	5,832
Net increase in net assets resulting from operations	$19,046		$125,386	$902		$26,942		$55,900	$5,795

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2012

(all amounts in thousands)

	Small Value		Small Core		Small Growth		International Equity
Net investment income (loss) allocated from Series Portfolios/MP:(A)
Interest income	$–	(B)	$–	(B)	$–	(B)	$1
Dividend income	342		554		100		3,315
Securities lending income (net)	9		53		20		91
Withholding taxes on foreign income	–		–		(1)		(258)
Expenses (net of reimbursement)	(129)		(263)		(148)		(1,017)
Total investment income	222		344		(29)		2,132
Expenses:
Administration/Advisory fees(C)	8		16		8		62
Distribution fees	38		78		41		311
Registration	17		22		29		25
Audit and tax	12		11		12		12
Legal	1		2		3		6
Trustee and CCO	–	(B)	1		1		4
Fund accounting	10		10		10		10
Printing and shareholder reports	2		6		6		13
Other	1		1		2		4
Total expenses	89		147		112		447
Expenses reimbursed/waived	(51)		(67)		(70)		(36)
Net expenses	38		80		42		411

Net investment income (loss)	184		264		(71)		1,721
Net realized and change in unrealized gain (loss) on investments:
Net realized gain allocated from Series Portfolios/MP(A)	2,087		2,945		2,191		8,967
Change in net unrealized appreciation (depreciation)allocated from Series Portfolios/MP(A)	(81)		1,435		(1,387)		7,892
Net realized and change in unrealized gain	2,006		4,380		804		16,859
Net increase in net assets resulting from operations	$2,190		$4,644		$733		$18,580

(A)	Master Portfolio (“MP”) applies only to Stock Index.

(B)	Rounds to less than $1.

(C)	Advisory fees only apply to Stock Index.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Money Market			High Quality Bond		Inflation-Protected Securities
	December 31, 2012	December 31, 2011		December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$–	$(3)		$1,633	$2,144	$1,363	$3,642
Net realized gain allocated from Series Portfolios/MP(B)	–	3		276	100	5,104	5,987
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(B)	–	–	(A)	488	(395)	1,092	4,042
Net increase in net assets resulting from operations	–	–		2,397	1,849	7,559	13,671

Distributions to shareholders:
Net investment income	–	–		(1,826)	(2,260)	(1,786)	(3,646)
Net realized gains from investment transactions	–	–		–	–	(9,743)	(800)
Total distributions to shareholders	–	–		(1,826)	(2,260)	(11,529)	(4,446)

Capital share transactions:
Proceeds from shares sold	497,847	701,091		31,434	29,515	39,368	45,696
Distributions reinvested	–	–		1,826	2,260	11,529	4,446
Cost of shares redeemed	(534,883)	(781,700)		(37,031)	(43,182)	(33,482)	(65,220)
Net increase (decrease) in net assets resulting from capital share transactions	(37,036)	(80,609)		(3,771)	(11,407)	17,415	(15,078)
Net increase (decrease) in net assets	(37,036)	(80,609)		(3,200)	(11,818)	13,445	(5,853)

Net Assets:
Beginning of year	385,219	465,828		88,458	100,276	108,721	114,574
End of year	$348,183	$385,219		$85,258	$88,458	$122,166	$108,721
Undistributed (accumulated) net investment income (loss)	$–	$–		$208	$169	$–	$63

Share activity:
Shares issued	49,471	69,667		2,972	2,792	3,461	4,238
Shares issued reinvested from distributions	–	–		173	214	1,047	413
Shares redeemed	(53,151)	(77,678)		(3,499)	(4,087)	(2,962)	(6,001)
Net increase (decrease) in shares outstanding	(3,680)	(8,011)		(354)	(1,081)	1,546	(1,350)

	Core Bond			High Yield Bond		Balanced
	December 31, 2012	December 31, 2011		December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase (decrease) in net assets from operations:
Net investment income	$13,514	$15,749		$19,648	$19,886	$93	$110
Net realized gain allocated from Series Portfolios/MP(B)	9,464	12,725		5,693	3,441	249	307
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(B)	15,308	(908)		13,350	(12,378)	374	(223)
Net increase in net assets resulting from operations	38,286	27,566		38,691	10,949	716	194

Distributions to shareholders:
Net investment income	(16,084)	(13,176)		(20,113)	(19,551)	(93)	(98)
Net realized gains from investment transactions	(14,321)	(826)		–	–	–	–
Total distributions to shareholders	(30,405)	(14,002)		(20,113)	(19,551)	(93)	(98)

Capital share transactions:
Proceeds from shares sold	165,119	163,887		91,500	94,635	531	472
Distributions reinvested	30,405	14,002		20,113	19,551	93	98
Cost of shares redeemed	(238,783)	(179,914)		(88,331)	(85,976)	(843)	(1,345)
Net increase (decrease) in net assets resulting from capital share transactions	(43,259)	(2,025)		23,282	28,210	(219)	(775)
Net increase (decrease) in net assets	(35,378)	11,539		41,860	19,608	404	(679)

Net Assets:
Beginning of year	481,012	469,473		256,281	236,673	5,360	6,039
End of year	$445,634	$481,012		$298,141	$256,281	$5,764	$5,360
Undistributed (accumulated) net investment income (loss)	$2,094	$2,243		$–	$355	$28	$4

Share activity:
Shares issued	14,637	14,991		10,388	10,829	55	53
Shares issued reinvested from distributions	2,711	1,283		2,281	2,287	9	11
Shares redeemed	(21,021)	(16,447)		(10,009)	(9,927)	(85)	(148)
Net increase (decrease) in shares outstanding	(3,673)	(173)		2,660	3,189	(21)	(84)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

(all amounts in thousands)

	Large Value		Stock Index		Large Core
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase (decrease) in net assets from operations:
Net investment income	$2,082	$1,902	$18,446	$16,544	$84	$83
Net realized gain (loss) allocated from Series Portfolios/MP(B)	12,851	10,035	119,074	(10,942)	523	629
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(B)	4,113	(7,954)	(12,134)	8,555	295	(413)
Net increase in net assets resulting from operations	19,046	3,983	125,386	14,157	902	299

Distributions to shareholders:
Net investment income	(2,085)	(1,800)	(22,469)	(12,759)	(85)	(77)
Total distributions to shareholders	(2,085)	(1,800)	(22,469)	(12,759)	(85)	(77)

Capital share transactions:
Proceeds from shares sold	28,586	18,627	306,005	240,869	471	926
Distributions reinvested	2,085	1,800	22,469	12,759	85	77
Cost of shares redeemed	(54,870)	(76,268)	(369,621)	(277,317)	(542)	(4,804)
Net increase (decrease) in net assets resulting from capital share transactions	(24,199)	(55,841)	(41,147)	(23,689)	14	(3,801)
Net increase (decrease) in net assets	(7,238)	(53,658)	61,770	(22,291)	831	(3,579)

Net Assets:
Beginning of year	115,207	168,865	852,749	875,040	5,328	8,907
End of year	$107,969	$115,207	$914,519	$852,749	$6,159	$5,328

Undistributed net investment income	$100	$102	$–	$4,296	$4	$6

Share activity:
Shares issued	3,089	2,145	33,256	28,302	101	225
Shares issued reinvested from distributions	216	210	2,393	1,525	18	19
Shares redeemed	(5,769)	(8,687)	(40,717)	(32,878)	(117)	(1,143)
Net increase (decrease) in shares outstanding	(2,464)	(6,332)	(5,068)	(3,051)	2	(899)

	Large Growth		Mid Value		Mid Growth
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$743	$231	$3,752	$2,861	$(37)	$(274)
Net realized gain allocated from Series Portfolios/MP(B)	19,146	24,444	31,214	28,019	5,686	6,742
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(B)	7,053	(28,462)	20,934	(38,047)	146	(9,993)
Net increase (decrease) in net assets resulting from operations	26,942	(3,787)	55,900	(7,167)	5,795	(3,525)

Distributions to shareholders:
Net investment income	(752)	(215)	(3,791)	(2,707)	–	–
Total distributions to shareholders	(752)	(215)	(3,791)	(2,707)	–	–

Capital share transactions:
Proceeds from shares sold	34,941	39,796	78,744	80,908	10,648	15,133
Distributions reinvested	752	215	3,791	2,707	–	–
Cost of shares redeemed	(151,662)	(94,113)	(75,006)	(113,253)	(21,266)	(26,222)
Net increase (decrease) in net assets resulting from capital share transactions	(115,969)	(54,102)	7,529	(29,638)	(10,618)	(11,089)
Net increase (decrease) in net assets	(89,779)	(58,104)	59,638	(39,512)	(4,823)	(14,614)

Net Assets:
Beginning of year	227,530	285,634	290,325	329,837	42,808	57,422
End of year	$137,751	$227,530	$349,963	$290,325	$37,985	$42,808

Undistributed (accumulated) net investment income (loss)	$3	$13	$116	$154	$–	$–

Share activity:
Shares issued	4,763	5,807	5,065	5,585	807	1,161
Shares issued reinvested from distributions	99	32	240	193	–	–
Shares redeemed	(20,932)	(13,672)	(4,839)	(7,842)	(1,589)	(2,037)
Net increase (decrease) in shares outstanding	(16,070)	(7,833)	466	(2,064)	(782)	(876)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the year ended:

(all amounts in thousands)

	Small Value		Small Core		Small Growth
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Increase (decrease) in net assets from operations:
Net investment income (loss)	$184	$74	$264	$16	$(71)	$(154)
Net realized gain allocated from Series Portfolios/MP(B)	2,087	1,792	2,945	4,529	2,191	3,585
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(B)	(81)	(1,739)	1,435	(5,115)	(1,387)	(4,939)
Net increase (decrease) in net assets resulting from operations	2,190	127	4,644	(570)	733	(1,508)

Distributions to shareholders:
Net investment income	(150)	(56)	(268)	(64)	–	–
Total distributions to shareholders	(150)	(56)	(268)	(64)	–	–

Capital share transactions:
Proceeds from shares sold	2,189	1,875	11,227	4,760	2,901	5,559
Distributions reinvested	150	56	268	64	–	–
Cost of shares redeemed	(5,918)	(15,799)	(13,354)	(10,466)	(10,226)	(15,033)
Net decrease in net assets resulting from capital share transactions	(3,579)	(13,868)	(1,859)	(5,642)	(7,325)	(9,474)
Net increase (decrease) in net assets	(1,539)	(13,797)	2,517	(6,276)	(6,592)	(10,982)

Net Assets:
Beginning of year	15,014	28,811	30,083	36,359	19,353	30,335
End of year	$13,475	$15,014	$32,600	$30,083	$12,761	$19,353

Undistributed (accumulated) net investment income (loss)	$66	$32	$–	$(10)	$–	$–

Share activity:
Shares issued	150	141	1,070	477	214	426
Shares issued reinvested from distributions	10	4	25	6	–	–
Shares redeemed	(400)	(1,173)	(1,241)	(1,025)	(740)	(1,126)
Net decrease in shares outstanding	(240)	(1,028)	(146)	(542)	(526)	(700)

	International Equity
	December 31, 2012	December 31, 2011
Increase (decrease) in net assets from operations:
Net investment income	$1,721	$2,369
Net realized gain allocated from Series Portfolios/MP(B)	8,967	8,462
Change in net unrealized appreciation (depreciation) allocated from Series Portfolios/MP(B)	7,892	(33,583)
Net increase (decrease) in net assets resulting from operations	18,580	(22,752)

Distributions to shareholders:
Net investment income	(3,026)	(1,468)
Total distributions to shareholders	(3,026)	(1,468)

Capital share transactions:
Proceeds from shares sold	29,404	29,176
Distributions reinvested	3,026	1,468
Cost of shares redeemed	(81,349)	(71,544)
Net decrease in net assets resulting from capital share transactions	(48,919)	(40,900)
Net decrease in net assets	(33,365)	(65,120)

Net Assets:
Beginning of year	137,269	202,389
End of year	$103,904	$137,269
Undistributed (accumulated) net investment income (loss)	$–	$1,279

Share activity:
Shares issued	4,783	4,442
Shares issued reinvested from distributions	482	223
Shares redeemed	(13,162)	(10,728)
Net decrease in shares outstanding	(7,897)	(6,063)

(A)	Rounds to less than $1.

(B)	Master Portfolio (“MP”) applies only to Stock Index.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each period	Money Market
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$10.06		$10.06		$10.06		$10.06		$10.07

Investment operations(A)
Net Investment income (loss)(B)	–		–	(C)	–	(C)	0.02		0.22
Net realized and unrealized gain (loss) on investments	–		–	(C)	–	(C)	–	(C)	(0.01)
Total from investment operations	–		–	(C)	–		0.02		0.21

Distributions
Net investment income	–		–		–		(0.02)		(0.21)
Return of capital	–		–		–		–		(0.01)
Total distributions	–		–		–		(0.02)		(0.22)

Net asset value
End of year	$10.06		$10.06		$10.06		$10.06		$10.06
Total return	–%(D)		– %(D)		– %(D)		0 .21%		2 .21%
Net assets end of year (000’s)	$348,183		$385,219		$465,828		$459,530		$555,081
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .18	%(E)	0 .24	%(E)	0 .30	%(E)	0 .43	%(E)	0 .50%
Before reimbursement	0 .63%		0 .61%		0 .60%		0 .62%		0 .60%
Net investment income to average net assets	– %(D)		– %(D)		– %(D)		0 .22%		2 .18%

For a share outstanding throughout each period	High Quality Bond
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$10.51		$10.56		$10.46		$9.92		$10.35

Investment operations(A)
Net Investment income(B)	0.19		0.23		0.29		0.37		0.41
Net realized and unrealized gain (loss) on investments	0.08		(0.04)		0.12		0.56		(0.38)
Total from investment operations	0.27		0.19		0.41		0.93		0.03

Distributions
Net investment income	(0.21)		(0.24)		(0.31)		(0.39)		(0.46)
Total distributions	(0.21)		(0.24)		(0.31)		(0.39)		(0.46)

Net asset value
End of year	$10.57		$10.51		$10.56		$10.46		$9.92
Total return	2 .63%		1 .84%		3 .94%		9 .51%		0 .24%
Net assets end of year (000’s)	$85,258		$88,458		$100,276		$114,579		$127,387
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .65%		0 .65%		0 .65%		0 .65%		0 .65%
Before reimbursement	0 .76%		0 .74%		0 .72%		0 .76%		0 .73%
Net investment income to average net assets	1 .83%		2 .16%		2 .73%		3 .50%		3 .99%

For a share outstanding throughout each period	Inflation-Protected Securities
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$11.10		$10.28		$9.91		$9.10		$9.83

Investment operations(A)
Net Investment income(B)	0.13		0.33		0.18		0.08		0.46
Net realized and unrealized gain (loss) on investments	0.63		0.89		0.40		0.81		(0.67)
Total from investment operations	0.76		1.22		0.58		0.89		(0.21)

Distributions
Net investment income	(0.17)		(0.33)		(0.18)		(0.07)		(0.44)
Net realized gains on investments	(0.91)		(0.07)		(0.03)		–		–
Return of capital	–		–		–		(0.01)		(0.08)
Total distributions	(1.08)		(0.40)		(0.21)		(0.08)		(0.52)

Net asset value
End of year	$10.78		$11.10		$10.28		$9.91		$9.10
Total return	6 .88%		12 .05%		5 .91%		9 .81%		(2 .36)%
Net assets end of year (000’s)	$122,166		$108,721		$114,574		$138,505		$160,746
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .65%	(F)	0 .65%		0 .65%	(F)	0 .65%	(F)	0 .65%	(F)
Before reimbursement	0 .77%		0 .75%		0 .72%		0 .76%		0 .73%
Net investment income to average net assets	1 .15%		3 .06%		1 .78%		0 .72%		4 .68%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	Core Bond
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$11.08		$10.77		$10.42		$9.70		$10.55

Investment operations(A)
Net Investment income(B)	0.31		0.36		0.37		0.42		0.50
Net realized and unrealized gain (loss) on investments	0.55		0.27		0.46		0.77		(0.71)
Total from investment operations	0.86		0.63		0.83		1.19		(0.21)

Distributions
Net investment income	(0.37)		(0.30)		(0.48)		(0.47)		(0.64)
Net realized gains on investments	(0.36)		(0.02)		–		–		–
Total distributions	(0.73)		(0.32)		(0.48)		(0.47)		(0.64)

Net asset value
End of year	$11.21		$11.08		$10.77		$10.42		$9.70
Total return	7 .97%		5 .94%		8 .02%		12 .55%		(2 .11)%
Net assets end of year (000’s)	$445,634		$481,012		$469,473		$534,753		$566,023
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .65%		0 .65%		0 .65%		0 .65	%(F)	0 .65%
Before reimbursement	0 .73%		0 .72%		0 .71%		0 .73%		0 .70%
Net investment income to average net assets	2 .78%		3 .28%		3 .40%		4 .20%		4 .85%

For a share outstanding throughout each period	High Yield Bond
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$8.43		$8.70		$8.22		$5.79		$9.00

Investment operations(A)
Net Investment income(B)	0.62		0.68		0.73		0.71		0.75
Net realized and unrealized gain (loss) on investments	0.60		(0.29)		0.50		2.43		(3.25)
Total from investment operations	1.22		0.39		1.23		3.14		(2.50)

Distributions
Net investment income	(0.63)		(0.66)		(0.75)		(0.71)		(0.71)
Total distributions	(0.63)		(0.66)		(0.75)		(0.71)		(0.71)

Net asset value
End of year	$9.02		$8.43		$8.70		$8.22		$5.79
Total return	14 .86%		4 .63%		15 .58%		56 .54%		(29.13)%
Net assets end of year (000’s)	$298,141		$256,281		$236,673		$214,793		$155,187
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .85%		0 .85%		0 .85%		0 .85	%(F)	0 .85%
Before reimbursement	0 .94%		0 .92%		0 .91%		0 .95%		0 .93%
Net investment income to average net assets	6 .97%		7 .77%		8 .59%		9 .87%		9 .44%

For a share outstanding throughout each period	Balanced
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$9.04		$8.92		$8.05		$6.82		$9.72

Investment operations(A)
Net Investment income(B)	0.15		0.18		0.19		0.20		0.27
Net realized and unrealized gain (loss) on investments	1.04		0.11		0.90		1.33		(2.85)
Total from investment operations	1.19		0.29		1.09		1.53		(2.58)

Distributions
Net investment income	(0.15)		(0.17)		(0.22)		(0.23)		(0.30)
Net realized gains on investments	–		–		–		–		(0.02)
Return of capital	–		–		–		(0.07)		– (C)
Total distributions	(0.15)		(0.17)		(0.22)		(0.30)		(0.32)

Net asset value
End of year	$10.08		$9.04		$8.92		$8.05		$6.82
Total return	13 .26%		3 .24%		13 .69%		23 .07%		(26.94)%
Net assets end of year (000’s)	$5,764		$5,360		$6,039		$17,740		$39,001
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .75	%(F)	0 .75	%(F)	0 .75	%(F)	0 .75	%(F)	0 .75	%(F)
Before reimbursement	1 .71%		1 .66%		1 .13%		1 .05%		0 .92%
Net investment income to average net assets	1 .58%		2 .01%		2 .25%		2 .80%		3 .18%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the year ended:

For a share outstanding throughout each period	Large Value
December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Net asset value
Beginning of year	$8.63	$8.58	$7.62	$6.72	$12.13

Investment operations(A)
Net Investment income(B)	0.17	0.12	0.11	0.14	0.22
Net realized and unrealized gain (loss) on investments	1.30	0.05	0.97	0.92	(5.41)
Total from investment operations	1.47	0.17	1.08	1.06	(5.19)

Distributions
Net investment income	(0.18)	(0.12)	(0.12)	(0.14)	(0.22)
Return of capital	–	–	–	(0.02)	–
Total distributions	(0.18)	(0.12)	(0.12)	(0.16)	(0.22)

Net asset value
End of year	$9.92	$8.63	$8.58	$7.62	$6.72
Total return	17 .08%	2 .02%	14 .36%	16 .20%	(43.20)%
Net assets end of year (000’s)	$107,969	$115,207	$168,865	$352,858	$492,348
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .75%	0 .75%	0 .75%	0 .75%	0 .75	%(F)
Before reimbursement	0 .84%	0 .81%	0 .80%	0 .83%	0 .81%
Net investment income to average net assets	1 .81%	1 .41%	1 .41%	1 .99%	2 .26%

For a share outstanding throughout each period	Stock Index
December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Net asset value
Beginning of year	$8.44	$8.41	$7.45	$6.02	$9.79

Investment operations(A)
Net Investment income(B)	0.19	0.16	0.13	0.13	0.17
Net realized and unrealized gain (loss) on investments	1.13	(0.01)	0.96	1.44	(3.77)
Total from investment operations	1.32	0.15	1.09	1.57	(3.60)

Distributions
Net investment income	(0.23)	(0.12)	(0.13)	(0.14)	(0.17)
Return of capital	–	–	–	–	(C)	–
Total distributions	(0.23)	(0.12)	(0.13)	(0.14)	(0.17)

Net asset value
End of year	$9.53	$8.44	$8.41	$7.45	$6.02
Total return	15 .71%	1 .80%	14 .77%	26 .45%	(37.16)%
Net assets end of year (000’s)	$914,519	$852,749	$875,040	$781,920	$615,426
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .30	%(F)	0 .30	%(F)	0 .30	%(F)	0 .30%	0 .30	%(F)
Before reimbursement	0 .40%	0 .38%	0 .37%	0 .40%	0 .38%
Net investment income to average net assets	2 .03%	1 .83%	1 .77%	2 .10%	2 .07%

For a share outstanding throughout each period	Large Core
December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Net asset value
Beginning of year	$4.18	$4.09	$3.72	$3.07	$6.93

Investment operations(A)
Net Investment income(B)	0.07	0.05	0.05	0.04	0.06
Net realized and unrealized gain (loss) on investments	0.64	0.09	0.37	0.66	(2.17)
Total from investment operations	0.71	0.14	0.42	0.70	(2.11)

Distributions
Net investment income	(0.07)	(0.05)	(0.05)	(0.04)	(0.12)
Net realized gains on investments	–	–	–	–	(1.63)
Return of capital	–	–	–	(0.01)	–
Total distributions	(0.07)	(0.05)	(0.05)	(0.05)	(1.75)

Net asset value
End of year	$4.82	$4.18	$4.09	$3.72	$3.07
Total return	16 .95%	3 .34%	11 .45%	23 .14%	(36.88)%
Net assets end of year (000’s)	$6,159	$5,328	$8,907	$22,334	$31,812
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .90%	0 .90%	0 .90%	0 .90%	0 .90%
Before reimbursement	1 .74%	1 .47%	1 .14%	1 .12%	1 .05%
Net investment income to average net assets	1 .43%	1 .08%	1 .20%	1 .28%	1 .04%

The notes to the financial statements are an integral part of this report.		Annual Report 2012
Transamerica Partners Institutional Funds Group	Page 28

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	Large Growth
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$6.64		$6.79		$5.85		$4.37		$7.34

Investment operations(A)
Net Investment income(B)	0.04		0.01		0.02		0.04		0.04
Net realized and unrealized gain (loss) on investments	0.94		(0.15)		0.94		1.48		(2.97)
Total from investment operations	0.98		(0.14)		0.96		1.52		(2.93)

Distributions
Net investment income	(0.04)		(0.01)		(0.02)		(0.04)		(0.04)
Net realized gains on investments	–		–		–		–		–	(C)
Return of capital	–		–		–		–	(C)	–
Total distributions	(0.04)		(0.01)		(0.02)		(0.04)		(0.04)

Net asset value
End of year	$7.58		$6.64		$6.79		$5.85		$4.37
Total return	14 .76%		(2 .12)%		16 .44%		35 .06%		(40.04)%
Net assets end of year (000’s)	$137,751		$227,530		$285,634		$427,195		$434,416
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .90	%(F)	0 .90%		0 .90	%(F)	0 .90	%(F)	0 .90%
Before reimbursement	1 .01%		0 .98%		0 .98%		0 .99%		0 .97%
Net investment income to average net assets	0 .49%		0 .09%		0 .32%		0 .73%		0 .67%

For a share outstanding throughout each period	Mid Value
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$13.96		$14.42		$12.03		$9.20		$15.08

Investment operations(A)
Net Investment income(B)	0.18		0.13		0.12		0.12		0.19
Net realized and unrealized gain (loss) on investments	2.50		(0.47)		2.40		2.85		(5.86)
Total from investment operations	2.68		(0.34)		2.52		2.97		(5.67)

Distributions
Net investment income	(0.18)		(0.12)		(0.13)		(0.13)		(0.18)
Net realized gains on investments	–		–		–		–		(0.03)
Return of capital	–		–		–		(0.01)		– (C)
Total distributions	(0.18)		(0.12)		(0.13)		(0.14)		(0.21)

Net asset value
End of year	$16.46		$13.96		$14.42		$12.03		$9.20
Total return	19 .28%		(2 .34)%		21 .03%		32 .56%		(37.87)%
Net assets end of year (000’s)	$349,963		$290,325		$329,837		$289,093		$227,223
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .90	%(F)	0 .90%		0 .90%		0 .90	%(F)	0 .90%
Before reimbursement	1 .05%		1 .03%		1 .02%		1 .05%		1 .04%
Net investment income to average net assets	1 .17%		0 .89%		0 .94%		1 .24%		1 .51%

For a share outstanding throughout each period	Mid Growth
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$12.04		$12.95		$10.04		$8.00		$13.78

Investment operations(A)
Net Investment loss(B)	(0.01)		(0.07)		(0.06)		(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	1.66		(0.84)		2.97		2.08		(5.70)
Total from investment operations	1.65		(0.91)		2.91		2.04		(5.72)

Distributions
Net realized gains on investments	–		–		–		–		(0.06)
Return of capital	–		–		–		–		–	(C)
Total distributions	–		–		–		–		(0.06)

Net asset value
End of year	$13.69		$12.04		$12.95		$10.04		$8.00
Total return	13 .70%		(7 .03)%		28 .98%		25 .50%		(41.68)%
Net assets end of year (000’s)	$37,985		$42,808		$57,422		$66,648		$69,816
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	0 .95	%(F)	0 .95	%(F)	0 .95	%(F)	0 .95	%(F)	0 .95	%(F)
Before reimbursement	1 .19%		1 .15%		1 .12%		1 .16%		1 .12%
Net investment loss to average net assets	(0 .09)%		(0 .53)%		(0 .56)%		(0 .44)%		(0 .22)%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	Small Value
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$13.64		$13.53		$11.09		$9.41		$13.10

Investment operations(A)
Net Investment income(B)	0.18		0.05		0.06		0.10		0.20
Net realized and unrealized gain (loss) on investments	1.97		0.10		2.47		1.70		(3.68)
Total from investment operations	2.15		0.15		2.53		1.80		(3.48)

Distributions
Net investment income	(0.14)		(0.04)		(0.09)		(0.10)		(0.19)
Return of capital	–		–		–		(0.02)		(0.02)
Total distributions	(0.14)		(0.04)		(0.09)		(0.12)		(0.21)

Net asset value
End of year	$15.65		$13.64		$13.53		$11.09		$9.41
Total return	15.81%		1 .11%		22.86%		19.39%		(26.80)%
Net assets end of year (000’s)	$13,475		$15,014		$28,811		$44,972		$56,801
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.10	%(F)	1.10	%(F)	1.10	%(F)	1.10	%(F)	1.10	%(F)
Before reimbursement	1 .47%		1 .40%		1 .31%		1 .29%		1 .25%
Net investment income to average net assets	1 .22%		0 .37%		0 .52%		1 .02%		1 .73%

For a share outstanding throughout each period	Small Core
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$9.81		$10.08		$7.78		$6.17		$9.75

Investment operations(A)
Net Investment income(B)	0.09		0.01		0.01		0.04		0.06
Net realized and unrealized gain (loss) on investments	1.36		(0.26)		2.30		1.63		(3.58)
Total from investment operations	1.45		(0.25)		2.31		1.67		(3.52)

Distributions
Net investment income	(0.09)		(0.02)		(0.01)		(0.03)		(0.06)
Return of capital	–		–		–		(0.03)		–	(C)
Total distributions	(0.09)		(0.02)		(0.01)		(0.06)		(0.06)

Net asset value
End of year	$11.17		$9.81		$10.08		$7.78		$6.17
Total return	14.84%		(2.47)%		29.65%		27.17%		(36.21)%
Net assets end of year (000’s)	$32,600		$30,083		$36,359		$52,668		$83,856
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1 .10%		1 .10%		1.10	%(F)	1.10	%(F)	1.10	%(F)
Before reimbursement	1 .31%		1 .28%		1 .23%		1 .27%		1 .20%
Net investment income to average net assets	0 .85%		0 .05%		0 .15%		0 .42%		0 .67%

For a share outstanding throughout each period	Small Growth
	December 31, 2012		December 31, 2011		December 31, 2010		December 31, 2009		December 31, 2008
Net asset value
Beginning of year	$12.79		$13.71		$10.94		$8.25		$13.32

Investment operations(A)
Net Investment loss(B)	(0.06)		(0.08)		(0.08)		(0.06)		(0.05)
Net realized and unrealized gain (loss) on investments	0.20		(0.84)		2.85		2.75		(5.02)
Total from investment operations	0.14		(0.92)		2.77		2.69		(5.07)

Distributions
Total distributions	–		–		–		–		–

Net asset value
End of year	$12.93		$12.79		$13.71		$10.94		$8.25
Total return	1 .09%		(6.71)%		25.32%		32.61%		(38.06)%
Net assets end of year (000’s)	$12,761		$19,353		$30,335		$47,798		$53,973
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1.15	%(F)	1.15	%(F)	1.15	%(F)	1.15	%(F)	1.15	%(F)
Before reimbursement	1 .62%		1 .43%		1 .34%		1 .35%		1 .31%
Net investment loss to average net assets	(0.43)%		(0.63)%		(0.66)%		(0.63)%		(0.43)%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	International Equity
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008
Net asset value
Beginning of year	$5.88	$6.88	$6.08	$4.87	$10.01

Investment operations(A)
Net Investment income(B)	0.09	0.09	0.07	0.06	0.19
Net realized and unrealized gain (loss) on investments	0.90	(1.03)	0.81	1.21	(5.14)
Total from investment operations	0.99	(0.94)	0.88	1.27	(4.95)

Distributions
Net investment income	(0.14)	(0.06)	(0.08)	–	(0.19)
Net realized gains on investments	–	–	–	–	–	(C)
Return of capital	–	–	–	(0.06)	–	(C)
Total distributions	(0.14)	(0.06)	(0.08)	(0.06)	(0.19)

Net asset value
End of year	$6.73	$5.88	$6.88	$6.08	$4.87
Total return	17.03%	(13.78)%	14.60%	26.34%	(50.12)%
Net assets end of year (000’s)	$103,904	$137,269	$202,389	$316,354	$396,066
Ratios and supplemental data(A)
Expenses to average net assets:
After reimbursement	1 .15%	1 .15%	1 .13%	1 .15%	1 .15%
Before reimbursement	1 .18%	1 .15%	1 .13%	1 .19%	1 .17%
Net investment income to average net assets	1 .39%	1 .36%	1 .16%	1 .12%	2 .48%

(A)	The per share amounts and percentages include the fund’s proportionate share of income and expenses of the Series Portfolio. In the case of Stock Index, of the Master Portfolio (“MP”).

(B)	Calculation is based on average number of shares outstanding.

(C)	Rounds to less than $0.01 or $(0.01).

(D)	Rounds to less than 0.01% or (0.01)%.

(E)	Transamerica Asset Management, Inc. or any of its affiliates waive or reimburse fees in order to avoid a negative yield. Refer to the notes to the financial statements for details.

(F)	Includes reimbursement or waiver of fees at the underlying Series Portfolio level. In the case of Stock Index, at the underlying MP level.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Funds Group II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-one different series that are separate investment funds. Sixteen of the series are doing business as Transamerica Partners Institutional Funds Group, which are diversified open-end management companies as defined by the 1940 Act, and are represented herein as follows: Transamerica Partners Institutional Money Market (“Money Market”), Transamerica Partners Institutional High Quality Bond (“High Quality Bond”), Transamerica Partners Institutional Inflation-Protected Securities (“Inflation-Protected Securities”), Transamerica Partners Institutional Core Bond (“Core Bond”), Transamerica Partners Institutional High Yield Bond (“High Yield Bond”), Transamerica Partners Institutional Balanced (“Balanced”), Transamerica Partners Institutional Large Value (“Large Value”), Transamerica Partners Institutional Stock Index (“Stock Index”), Transamerica Partners Institutional Large Core (“Large Core”), Transamerica Partners Institutional Large Growth (“Large Growth”), Transamerica Partners Institutional Mid Value (“Mid Value”), Transamerica Partners Institutional Mid Growth (“Mid Growth”), Transamerica Partners Institutional Small Value (“Small Value”), Transamerica Partners Institutional Small Core (“Small Core”), Transamerica Partners Institutional Small Growth (“Small Growth”), and Transamerica Partners Institutional International Equity (“International Equity”) (individually, a “Fund” and collectively, the “Funds”). Each Fund, with the exception of Stock Index, invests all of its investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). Stock Index invests all of its investable assets in the S&P 500 Stock Master Portfolio (the “Master Portfolio” or “MP”).

The financial statements of the Series Portfolio and the MP, including the Schedules of Investments, accompany this report and should be read in conjunction with the Funds’ financial statements. Additionally, since the Funds invest solely in the Series Portfolio or the MP, the portfolio turnover is noted on the financial highlights of the Series Portfolio and the MP.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Investment valuations: The value of each Fund’s investments in the corresponding Series Portfolio/MP, as noted on the Statements of Assets and Liabilities, reflects that Fund’s proportional interest in the net assets of the corresponding series of the Series Portfolio or the MP.

The valuation policy for the underlying securities held by the Series Portfolio is discussed in the Series Portfolio’s Notes to Financial Statements, which accompany this report.

The valuation policy for the underlying securities held by the MP is discussed in the MP’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: Each Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the corresponding series of the Series Portfolio or the MP. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Series Portfolio or the MP are allocated pro rata among the investors and recorded by the Funds on a daily basis.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each of the Funds. Expenses attributable to a Fund are charged to that Fund.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. RELATED PARTY TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”), the Funds’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee receives compensation from the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees of the Trust are also trustees of the affiliated investment companies, for which they receive fees.

The following schedule reflects each Fund’s percentage of interest in the Series Portfolio/MP, including any open receivable or payable, at December 31, 2012.

Fund	% of Interest in Series Portfolio/MP
Money Market	36.53%
High Quality Bond	22.09
Inflation-Protected Securities	35.85
Core Bond	30.33
High Yield Bond	36.40
Balanced	5.31
Large Value	13.76
Stock Index	53.23
Large Core	2.52
Large Growth	16.70
Mid Value	44.64
Mid Growth	23.06
Small Value	19.23
Small Core	10.99
Small Growth	21.99
International Equity	16.92

The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at December 31, 2012:

Money Market	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$73	0.02%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	61	0.02
Transamerica Institutional Asset Allocation - Intermediate Horizon	381	0.11
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	183	0.05
Transamerica Institutional Asset Allocation - Long Horizon	105	0.03
Total	$803	0.23%
High Quality Bond	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$4,491	5.27%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	3,088	3.62
Transamerica Institutional Asset Allocation - Intermediate Horizon	11,883	13.94
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	1,593	1.87
Transamerica Institutional Asset Allocation—Long Horizon	170	0.20
Total	$21,225	24.90%
Inflation-Protected Securities	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$4,736	3.88%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	3,344	2.74
Transamerica Institutional Asset Allocation - Intermediate Horizon	17,920	14.66
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	7,460	6.11
Transamerica Institutional Asset Allocation - Long Horizon	1,125	0.92
Total	$34,585	28.31%
Core Bond	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$13,355	3.00%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	8,117	1.82
Transamerica Institutional Asset Allocation - Intermediate Horizon	36,853	8.27
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	12,536	2.81
Transamerica Institutional Asset Allocation - Long Horizon	1,379	0.31
Total	$72,240	16.21%

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

High Yield Bond	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$3,088	1.04%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2,117	0.71
Transamerica Institutional Asset Allocation - Intermediate Horizon	10,331	3.46
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	3,657	1.23
Transamerica Institutional Asset Allocation - Long Horizon	726	0.24
Total	$19,919	6.68%
Large Value	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$907	0.84%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2,208	2.05
Transamerica Institutional Asset Allocation - Intermediate Horizon	21,341	19.76
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	14,696	13.61
Transamerica Institutional Asset Allocation - Long Horizon	7,442	6.89
Total	$46,594	43.15%
Large Growth	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$867	0.63%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	2,149	1.56
Transamerica Institutional Asset Allocation - Intermediate Horizon	21,566	15.66
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	14,950	10.85
Transamerica Institutional Asset Allocation - Long Horizon	8,008	5.81
Total	$47,540	34.51%
Mid Value	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	$510	0.15%
Transamerica Institutional Asset Allocation - Intermediate Horizon	5,257	1.50
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	4,289	1.23
Transamerica Institutional Asset Allocation - Long Horizon	2,388	0.68
Total	$12,444	3.56%
Mid Growth	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	$483	1.27%
Transamerica Institutional Asset Allocation - Intermediate Horizon	4,670	12.29
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	4,055	10.68
Transamerica Institutional Asset Allocation - Long Horizon	2,249	5.92
Total	$11,457	30.16%
Small Value	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Intermediate Horizon	$5,287	39.23%
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	4,231	31.40
Transamerica Institutional Asset Allocation - Long Horizon	2,370	17.59
Total	$11,888	88.22%
Small Core	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$598	1.83%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	502	1.54
Total	$1,100	3.37%
Small Growth	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Intermediate Horizon	$4,221	33.08%
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	3,641	28.53
Transamerica Institutional Asset Allocation - Long Horizon	2,015	15.79
Total	$9,877	77.40%
International Equity	Market Value	% of Net Assets
Transamerica Institutional Asset Allocation - Short Horizon	$601	0.58%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	1,733	1.67
Transamerica Institutional Asset Allocation - Intermediate Horizon	18,485	17.79
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	14,592	14.04
Transamerica Institutional Asset Allocation - Long Horizon	8,073	7.77
Total	$43,484	41.85%

Investment advisory fees: Pursuant to the Investment Advisory Agreement and subject to further policies as the Board of Trustees may determine, TAM provides general investment advice to each Fund. As compensation for the services performed by TAM, each Fund pays TAM a fee, accrued daily and payable monthly, at an annual rate set forth in the Series Portfolio’s Notes to Financial Statements, which accompany this report. However, if a Fund invests all or substantially all of its assets in a single registered investment company, the annual fee shall be reduced by the aggregate management fees allocated to that Fund for that Fund’s then-current fiscal year from such other registered investment company. Currently, each Fund, other than Stock Index, invests all of its assets in the Series Portfolio, and the fees payable to TAM under the Investment Advisory Agreement are reduced completely by the aggregate management fees allocated to the Fund by the Series Portfolio. TAM received a fee from Stock Index at an annual rate of 0.10% of the Fund’s average daily net assets, which includes both advisory and administrative services. This amount is reduced by the advisory fee charged by MP of 0.05%. For all Funds, excluding Stock Index, the investment advisory fees are included in the Statements of Operations; located within Net investment income (loss) allocated from Series Portfolio, within Expenses (net of reimbursement). For Stock Index, the investment advisory fees are included in the Statements of Operations; located within Administration/Advisory fees.

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

TAM has contractually agreed to reimburse expenses of each Fund through May 1, 2017, to limit expenses to a rate equal to the percentage specified in the following table of the corresponding Fund’s average daily net assets (“ANA”), including the expenses of the Series Portfolio/MP, excluding interest expense, brokerage commissions, and certain extraordinary expenses.

Fund	Expense Cap
Money Market	0.50%
High Quality Bond	0.65
Inflation-Protected Securities	0.65
Core Bond	0.65
High Yield Bond	0.85
Balanced	0.75
Large Value	0.75
Stock Index	0.30
Large Core	0.90
Large Growth	0.90
Mid Value	0.90
Mid Growth	0.95
Small Value	1.10
Small Core	1.10
Small Growth	1.15
International Equity	1.15

The expenses reimbursed are included in the Statements of Operations. Such fee waivers are not subject to recoupment by TAM in future years.

In order to avoid a negative yield, TAM or any of its affiliates may waive fees or reimburse expenses of Money Market. Any such waiver or expense reimbursement is voluntary, can be discontinued at any time, and is subject in certain circumstances to recapture by TAM or its affiliates during the fiscal year in which it was waived. Such fee waivers are not subject to recoupment by TAM in future years.

There were no amounts recaptured during the year ended December 31, 2012. There is no guarantee that Money Market will be able to avoid a negative yield. Waived expenses related to the maintenance of the yield are included in the Statements of Operations, within the expenses reimbursed/waived. The amounts waived for the year ended December 31, 2012 and year ended December 31, 2011 were as follows:

Fund	2012 Amount Waived ($)	2012 Amount Waived (Basis Points)	2011 Amount Waived ($)	2011 Amount Waived (Basis Points)
Money Market	$1,146	32	$1,152	26

Administrative services and transfer agent fees: The Trust has entered into an Administrative Services Agreement and a Transfer Agency Agreement with TFS. For providing these services TFS receives a fee from the Funds (except Stock Index) at the annual rate of 0.05% of each Fund’s average daily net assets. The administrative fees and transfer agent fees are included in the Statements of Operations, located within Administration/Advisory fees.

Distribution and service fees: The Trust entered into a Principal Underwriting Agreement with TCI. Pursuant to Rule 12b-1 of the 1940 Act, TCI may receive a fee from each Fund at an annual rate of 0.25% of each Fund’s daily net assets in connection with the sale of shares in the Funds and to provide ongoing services to shareholders and to pay other marketing and advertising expenses. The distribution and service fees are included in the Statements of Operations, located within Distribution fees.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax provisions taken for all open tax years (2009 – 2011), if applicable, or expected to be taken in the Funds’ 2012 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations. The Funds identify their major tax jurisdictions as U.S. Federal, and the state of Florida, state of New York, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. As applicable, these reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Money Market	$(1)	$–(A)	$1
High Quality Bond	(245)	232	13
Inflation-Protected Securities	(39)	360	(321)
Core Bond	(5,726)	2,421	3,305
High Yield Bond	208	110	(318)
Balanced	(237)	24	213
Large Value	(3,598)	1	3,597
Stock Index	95,562	(273)	(95,289)
Large Core	(1,604)	(1)	1,605
Large Growth	(16,198)	(1)	16,199
Mid Value	1,937	1	(1,938)
Mid Growth	190	37	(227)
Small Value	(250)	1	249
Small Core	(4,786)	14	4,772
Small Growth	(352)	71	281
International Equity	(7,031)	26	7,005

(A)	Rounds to less than $1.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund	Capital Loss Carryforwards	Available Through
Money Market	$210	December 31, 2016
Money Market	–(A)	Long-Term Indefinitely
High Quality Bond	506	December 31, 2014
High Quality Bond	585	December 31, 2015
High Quality Bond	277	December 31, 2017
High Quality Bond	13	Short-Term Indefinitely
High Quality Bond	55	Long-Term Indefinitely
High Yield Bond	6,035	December 31, 2017
Balanced	4,520	December 31, 2016
Balanced	5,408	December 31, 2017
Balanced	492	December 31, 2018
Balanced	5	Long-Term Indefinitely
Large Value (B)	47,863	December 31, 2016
Large Value	247,951	December 31, 2017
Stock Index	22,472	December 31, 2016
Stock Index	18,479	December 31, 2017
Stock Index	19,457	December 31, 2018
Large Core	9,845	December 31, 2016
Large Core	5,374	December 31, 2017
Large Growth (B)	3,696	December 31, 2015
Large Growth (B)	38,656	December 31, 2016
Large Growth	45,514	December 31, 2017
Mid Value	17,582	December 31, 2017
Mid Growth	1,552	December 31, 2017
Small Value	8,622	December 31, 2017
Small Core	27,362	December 31, 2016
Small Core	29,111	December 31, 2017
Small Growth	2,415	December 31, 2017
International Equity	95,404	December 31, 2016
International Equity	175,849	December 31, 2017

(A) Rounds to less than $1.

(B) Capital loss carryovers on these funds may be limited under IRC Sec. 382.

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 were as follows:

Fund	Capital Loss Carryforwards Utilized/Expired During the Year Ended December 31, 2012
High Quality Bond	$94
High Yield Bond	5,163
Large Value	15,053
Stock Index	11,385
Large Core	766
Large Growth	26,218
Mid Value	27,199
Mid Growth	5,073
Small Value	1,998
Small Core	3,359
Small Growth	2,317
International Equity	13,280

Funds not listed in the above table did not have capital loss carryforwards utilized or expired.

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 were as follows:

	2012 Distributions Paid From			2011 Distributions Paid From
	Ordinary income	Long-term Capital Gain	Return of Capital	Ordinary income	Long-term Capital Gain	Return of Capital
High Quality Bond	$1,826	$–	$–	$2,260	$–	$–
Inflation-Protected Securities	5,645	5,884	–	3,646	800	–
Core Bond	26,405	4,000	–	13,176	826	–
High Yield Bond	20,113	–	–	19,551	–	–
Balanced	93	–	–	98	–	–
Large Value	2,085	–	–	1,800	–	–
Stock Index	22,469	–	–	12,759	–	–
Large Core	85	–	–	77	–	–
Large Growth	752	–	–	215	–	–
Mid Value	3,791	–	–	2,707	–	–
Small Value	150	–	–	56	–	–
Small Core	268	–	–	64	–	–
International Equity	3,026	–	–	1,469	–	–

Funds not listed in the above table did not have distributions during 2012 and 2011.

The tax basis components of distributable earnings at December 31, 2012 are as follows:

Fund	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforward	Qualified Late-Year Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Money Market	$–	$–	$(210)	$–	$–	$–
High Quality Bond	208	–	(1,436)	–	–	2,924
Inflation-Protected Securities	–	314	–	–	–	7,854
Core Bond	2,612	494	–	–	–	17,137
High Yield Bond	–	–	(6,035)	–	–	9,967
Balanced	28	–	(10,425)	–	–	(8,098)
Large Value	100	–	(295,814)	–	–	(104,936)
Stock Index	–	–	(60,408)	–	–	82,798
Large Core	4	–	(15,219)	–	–	(20,442)
Large Growth	3	–	(87,866)	(188)	–	(35,219)
Mid Value	116	–	(17,582)	–	–	35,263
Mid Growth	–	–	(1,552)	–	–	139
Small Value	66	–	(8,622)	–	–	4,272
Small Core	–	–	(56,473)	–	–	(45,741)
Small Growth	–	–	(2,415)	(433)	–	344
International Equity	–	–	(271,253)	(344)	–	(26,431)

Federal tax cost of investments: The net unrealized appreciation/depreciation of the Funds’ investment in the Series Portfolio/MP consists of an allocated portion of the Series Portfolio/MP unrealized appreciation/depreciation on a tax basis.

Fund Name	Market Value	Cost	Net Unrealized Appreciation (Depreciation)
Money Market	$346,436	$346,436	$–
Quality Bond	85,266	84,014	1,252
Inflation-Protected Securities	122,306	114,731	7,575
Core Bond	445,856	431,338	14,518
High Yield Bond	298,514	289,626	8,888
Balanced	5,822	6,043	(221)
Large Value	108,033	94,840	13,193
Stock Index	914,808	756,182	158,626
Large Core	6,173	5,049	1,124
Large Growth	137,768	116,130	21,638
Mid Value	347,294	304,867	42,427
Mid Growth	38,027	34,063	3,964
Small Value	13,499	10,968	2,531
Small Core	32,629	26,663	5,966
Small Growth	12,819	12,954	(135)
International Equity	103,938	72,584	31,354

Transamerica Partners Institutional Funds Group	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. SUBSEQUENT EVENTS

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Effective on or about March 1, 2013, TAM will terminate its investment sub-advisory agreement with GE Asset Management, Inc. with respect to Transamerica Partners Money Market Portfolio and will enter into a new investment sub-advisory agreement with AEGON USA Investment Management, LLC (“AUIM”). AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Partners Funds Group II:

We have audited the accompanying statements of assets and liabilities of Money Market Fund, High Quality Bond Fund, Inflation-Protected Securities Fund, Core Bond Fund, High Yield Bond Fund, Balanced Fund, Large Value Fund, Stock Index Fund, Large Core Fund, Large Growth Fund, Mid Value Fund, Mid Growth Fund, Small Value Fund, Small Core Fund, Small Growth Fund and International Equity Fund (sixteen of the funds constituting Transamerica Partners Funds Group II) (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Partners Funds Group II at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Partners Institutional Funds Group	Annual Report 2012

TRANSAMERICA PARTNERS INSTITUTIONAL MONEY MARKET

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Boards of Trustees of Transamerica Partners Funds Group II and Transamerica Partners Portfolios (the “Board” or the “Board Members”) held on October 18, 2012, the Board considered the termination of GE Asset Management Incorporated (“GEAM”) as sub-adviser to Transamerica Partners Money Market Portfolio (the “Portfolio”), a series of Transamerica Partners Portfolios in which Transamerica Partners Institutional Money Market invests all of its investable assets, and approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and AEGON USA Investment Management, LLC (“AUIM”), the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Trustees determined that the terms of the New Sub-Advisory Agreement are reasonable and that the termination of GEAM as sub-adviser to the Portfolio and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with GEAM.

To assist the Trustees in their consideration of the New Sub-Advisory Agreement, the Trustees received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

Among other matters, the Board considered:

(a)	that TAM advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;
(b)	that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other Transamerica funds;
(c)	that AUIM and TAM are affiliated entities;
(d)	that in June 2012 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Portfolio;
(e)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;
(f)	the fact that the sub-advisory fee payable to AUIM would be paid by TAM and not the Portfolio;
(g)	that the advisory fee rate paid by the Portfolio to TAM would not increase, and that the sub-advisory fee to be paid by TAM to AUIM is reasonable in light of the services to be provided;
(h)	that TAM recommended to the Board that AUIM be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Portfolio; and
(i)	that the Portfolio would bear the costs of obtaining shareholder approval of the AUIM Sub-Advisory Agreement.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the AUIM Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the AUIM Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the investment strategies of the Portfolio, including potentially employing certain investment strategies to increase the yield of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica funds. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Transamerica Partners Institutional Funds Group	Annual Report 2012

TRANSAMERICA PARTNERS INSTITUTIONAL MONEY MARKET (continued)

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

(unaudited)

Investment Performance

The Board considered AUIM’s performance, investment management experience, capabilities and resources, including with respect to other Transamerica funds that it sub-advises, including other money market portfolios. The Board reviewed the performance of the Portfolio as compared to the performance of the other Transamerica money market portfolios sub-advised by AUIM. In addition, the Board Members noted that they had recently considered the performance of those other funds as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee rate under the AUIM Sub-Advisory Agreement and noted that it would not differ from the sub-advisory fee rate under the sub-advisory agreement with GEAM. The Board noted that the advisory fee rate payable by the Portfolio would not change in connection with the sub-adviser change. Additionally, the Board considered that AUIM agreed to voluntarily waive its sub-advisory fee with respect to the Portfolio from 0.05% to 0.04%, noting that such waivers could be discontinued at any time. The Board Members noted that the Portfolio does not pay the sub-advisory fee, and therefore shareholders would not benefit directly from the waiver, but further noted that TAM had been waiving fees and/or reimbursing expenses for the Portfolio in recent years. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the AUIM Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the sub-advisory fee schedule for the Portfolio would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board considered any other benefits to be derived by AUIM from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with AUIM, and that AUIM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the AUIM Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the AUIM Sub-Advisory Agreement.

Transamerica Partners Institutional Funds Group	Annual Report 2012

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For tax purposes, the below funds had Long-Term Capital Gain Designations for the year ended December 31, 2012:

Fund	Amount
Inflation-Protected Securities	$5,884
Core Bond	4,000

Funds not listed in the above table did not have Long-Term Capital Gain Designations for the year ended December 31, 2012.

Transamerica Partners Institutional Funds Group	Annual Report 2012

Management Review

(unaudited)

MARKET REVIEW

One year ago, fears that a sovereign default or a large bank failure in Europe would precipitate a global crisis had driven U.S. and many international markets down. In February 2012, the European Central Bank responded by making unlimited loans available to European banks, which used this money to honor deposits and to purchase sovereign bonds. As a result, market fear subsided and global economies improved modestly, helping markets to rally strongly throughout the first quarter of 2012.

Then, in late spring, economic trends in both the United States and abroad faded, causing most equity markets to dip from their March 2012 highs. Fortunately, the onset of summer brought a resurgence in U.S. economics and, at the same time, economic weakness in Europe and Asia moderated. These events, combined with additional easing by global central banks, helped to drive most international equities higher through the summer. In fact, unlimited quantitative easing was announced by the Federal Reserve in September, which pushed U.S. markets to their highs for 2012.

However, disappointing corporate earnings followed in October, ® which, combined with uncertainty regarding the fiscal cliff, caused U.S. markets to retreat modestly, leaving the Standard & Poor’s 500 Index up 16.00% for the year ending December 31, 2012. During this same period, the Morgan Stanley Capital International – Europe, Australasia, Far East Index (“MSCI-EAFE”) gained 17.90% and the Barclays U.S. Aggregate Bond Index gained 4.22%.

PERFORMANCE

Transamerica Institutional Asset Allocation—Short Horizon (“Short Horizon”): For the year ended December 31, 2012, Short Horizon returned 8.27%. By comparison its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the Transamerica Institutional Asset Allocation-Short Horizon Benchmark Blend, returned 4.22% and 6.24%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 46%, Bank of America Merrill Lynch 1-3 Year Treasury Index 17%, Barclays U.S. TIPS Index 15%, Bank of America Merrill Lynch High Yield Master II Index 10%, Russell 3000® Index 8%, Citigroup 3-Month Treasury Bill Index 2%, and the Morgan Stanley Capital International World ex-US Index 2%.

Transamerica Institutional Asset Allocation—Short/Intermediate Horizon (“Short/Intermediate Horizon”): For the year ended December 31, 2012, Short/Intermediate Horizon returned 9.93%. By comparison its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index, the Standard & Poor’s 500® Index, and the Transamerica Institutional Asset Allocation-Short/Intermediate Horizon Benchmark Blend, returned 4.22%, 16.00%, and 8.56%, respectively.

The blended benchmark is comprised of the Barclays U.S. Aggregate Bond Index 34%, Russell 3000® Index 23%, Bank of America Merrill Lynch 1-3 Year Treasury Index 14%, Barclays U.S. TIPS Index 12%, Bank of America Merrill Lynch High Yield Master II Index 8%, Morgan Stanley Capital International World ex-US Index 7%, and the Citigroup 3-Month Treasury Bill Index 2%.

Transamerica Institutional Asset Allocation – Intermediate Horizon (“Intermediate Horizon”): For the year ended December 31, 2012, Intermediate Horizon returned 11.40%. By comparison its primary and secondary benchmarks, the Standard & Poor’s 500® Index, the Barclays U.S. Aggregate Bond Index, and the Transamerica Institutional Asset Allocation-Intermediate Horizon Blended Benchmark, returned 16.00%, 4.22%, and 11.03%, respectively.

The blended benchmark is comprised of the Russell 3000® Index 38%, Barclays U.S. Aggregate Bond Index 24%, Morgan Stanley Capital International World ex-US Index 12%, Barclays U.S. TIPS Index 10%, Bank of America Merrill Lynch 1-3 Year Treasury Index 8%, Bank of America Merrill Lynch High Yield Master II Index 6%, and the Citigroup 3-Month Treasury Bill Index 2%.

Transamerica Institutional Asset Allocation—Intermediate/Long Horizon (“Intermediate/Long Horizon”): For the year ended December 31, 2012, Intermediate/Long Horizon returned 13.05%. By comparison its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Institutional Asset Allocation-Intermediate/Long Horizon Blended Benchmark, returned 16.00% and 13.45%, respectively.

The blended benchmark is comprised of the Russell 3000® Index 52%, Morgan Stanley Capital International World ex-US Index 18%, Barclays U.S. Aggregate Bond Index 15%, Barclays U.S. TIPS Index 7%, Bank of America Merrill Lynch High Yield Master II Index 4%, Bank of America Merrill Lynch 1-3 Year Treasury Index 2%, and the Citigroup 3-Month Treasury Bill Index 2%.

Transamerica Institutional Asset Allocation—Long Horizon (“Long Horizon”): For the year ended December 31, 2012, Long Horizon returned 14.36%. By comparison its primary and secondary benchmarks, the Standard & Poor’s 500® Index and the Transamerica Institutional Asset Allocation-Long Horizon Blended Benchmark, returned 16.00% and 15.63%, respectively.

The blended benchmark is comprised of the Russell 3000® Index 66%, Morgan Stanley Capital International World ex-US Index 24%, Barclays U.S. Aggregate Bond Index 4%, Bank of America Merrill Lynch High Yield Master II Index 2%, Barclays U.S. TIPS Index 2%, and the Citigroup 3-Month Treasury Bill Index 2%.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Management Review (continued)

(unaudited)

STRATEGY REVIEW

Transamerica Asset Allocation funds seek to simplify the investment decision and diversification processes by providing investors with a set of funds with pre-determined target asset allocations based on different retirement time horizons. The underlying equity and fixed income components are invested proportionally. Each Asset Allocation fund has a unique fixed income equity allocation.

Transamerica Institutional Asset Allocation - Short Horizon invests approximately 90% in fixed income funds and 10% in equity funds.

Transamerica Institutional Asset Allocation- Short Horizon’s best-performing holding on an absolute basis was Transamerica Partners International Equity. The largest contributor to the portfolio’s performance was Transamerica Partners Core Bond, which accounts for a much larger weight in the portfolio. Transamerica Partners Core Bond was also the best-performing holding relative to its respective benchmark.

The Fund’s worst-performing holding on an absolute basis was Transamerica Partners Money Market. The Fund’s worst performing holding on a benchmark-relative basis was Transamerica Partners Large Growth.

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon invests approximately 70% in fixed income funds and 30% in equity funds.

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon’s best-performing holding on an absolute basis was Transamerica Partners Mid Value. The largest contributor to the portfolio’s performance was Transamerica Partners Core Bond, which accounts for a much larger weight in the portfolio. Transamerica Partners Core Bond was also the best-performing holding relative to its respective benchmark.

The Fund’s worst-performing holding on an absolute basis was Transamerica Partners Money Market. The worst-performing holding on a benchmark-relative basis was Transamerica Partners Mid Growth.

Transamerica Institutional Asset Allocation - Intermediate Horizon invests approximately 50% in fixed income funds and 50% in equity funds.

Transamerica Institutional Asset Allocation - Intermediate Horizon’s best-performing holding on an absolute basis was Transamerica Partners Mid Value. The largest contributor to the portfolio’s performance was Transamerica Partners Large Value, which accounts for a much larger weight in the portfolio. Transamerica Partners Core Bond was the best-performing holding relative to its respective benchmark.

The Fund’s worst-performing holding on an absolute basis was Transamerica Partners Money Market. The Fund’s worst performing holding on a benchmark-relative basis was Transamerica Partners Small Growth.

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon invests approximately 30% in fixed income funds and 70% in equity funds.

Transamerica Institutional Asset Allocation Intermediate/Long Horizon’s best-performing holding on an absolute basis was Transamerica Partners Mid Value. The largest contributor to the portfolio’s performance was Transamerica Partners Large Value, which accounts for a much larger weight in the portfolio. Transamerica Partners Core Bond was the best-performing holding relative to its respective benchmark.

The Fund’s worst-performing holding on an absolute basis was Transamerica Partners Money Market. The Fund’s worst performing holding on a benchmark-relative basis was Transamerica Partners Small Growth.

Transamerica Institutional Asset Allocation - Long Horizon invests approximately 10% in fixed income Funds and 90% in equity funds. Transamerica Institutional Asset Allocation - Long Horizon’s best-performing holding on an absolute basis was Transamerica Partners Mid Value. The largest contributor to the portfolio’s performance was Transamerica Partners Large Value, which accounts for a much larger weight in the portfolio. Transamerica Partners Core Bond was the best-performing holding relative to its respective benchmark.

The Fund’s worst-performing holding on an absolute basis was Transamerica Partners Money Market. The Fund’s worst performing holding on a benchmark-relative basis was Transamerica Partners Small Growth.

Christopher A. Staples, CFA

Ranjit Bhatia, CFA

William Nobles, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation-Short Horizon	8.27%	5.53%	5.28%	09/11/2000
Barclays U.S. Aggregate Bond Index*	4.22%	5.95%	5.18%
Partners Short Horizon Benchmark Blend*	6.24%	5.51%	5.58%

NOTES

* The Barclays U.S. Aggregate Bond Index and the Composite Benchmark, Transamerica Institutional Asset Allocation—Short Horizon Benchmark Blend (“Partners Short Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. The Partners Short Horizon Benchmark Blend consists of the following: Barclays U.S. Aggregate Bond Index 46%, Bank of America Merrill ® Lynch 1-3 Year Treasury Index 17%, Barclays U.S. TIPS Index 15%, Bank of America Merrill Lynch High Yield Master II Index 10%, Russell 3000 Index 8%, Citigroup 3-Month Treasury Bill Index 2%, and the Morgan Stanley Capital International World ex-US Index 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation-Short/Intermediate Horizon	9.93%	4.17%	5.58%	09/11/2000
Barclays U.S. Aggregate Bond Index*	4.22%	5.95%	5.18%
S&P 500®*	16.00%	1.66%	7.10%
Partners Short/Intermediate Horizon Benchmark Blend*	8.56%	4.70%	6.24%

NOTES

* The Barclays U.S. Aggregate Bond Index, the Standard & Poor’s 500® Index (“S&P 500®”), and the Composite Benchmark, Transamerica Institutional Asset Allocation - Short/Intermediate Horizon Benchmark Blend (“Partners Short/Intermediate Horizon Benchmark Blend”), are unmanaged indices used as a general measure of market performance. ® The Partners Short/Intermediate Horizon Benchmark Blend consists of the following: Barclays U.S. Aggregate Bond Index 34%, Russell 3000 Index 23%, Bank of America Merrill Lynch 1-3 Year Treasury Index 14%, Barclays U.S. TIPS Index 12%, Bank of America Merrill Lynch High Yield Master II Index 8%, Morgan Stanley Capital International World ex-US Index 7%, and the Citigroup 3-Month Treasury Bill Index 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell® indexes. Russell is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation - Intermediate Horizon	11.40%	2.86%	5.74%	09/11/2000
S&P 500®*	16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index*	4.22%	5.95%	5.18%
Partners Intermediate Horizon Benchmark Blend*	11.03%	3.86%	6.82%

NOTES

* The Standard & Poor’s 500® Index (“S&P 500®’’), the Barclays U.S. Aggregate Bond Index, and the Composite Benchmark, Transamerica Institutional Asset Allocation – Intermediate Horizon Benchmark Blend (“Partners Intermediate Horizon Benchmark Blend”), are unmanaged ® indices used as a general measure of market performance. The Partners Intermediate Horizon Benchmark Blend consists of the following: Russell 3000 Index 38%, Barclays U.S. Aggregate Bond Index 24%, Morgan Stanley Capital International World ex-US Index 12%, Barclays U.S. TIPS Index 10%, Bank of America Merrill Lynch 1-3 Year Treasury Index 8%, Bank of America Merrill Lynch High Yield Master II Index 6%, and the Citigroup 3-Month Treasury Bill Index 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell® indexes. Russell is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation-Intermediate/Long Horizon	13.05%	1.40%	5.83%	09/11/2000
S&P 500®*	16.00%	1.66%	7.10%
Partners Intermediate/Long Horizon Benchmark Blend*	13.45%	2.83%	7.28%

NOTES

* The Standard & Poor’s 500® Index (“S&P 500®”) and the Composite Benchmark, Transamerica Institutional Asset Allocation – Intermediate/Long Horizon Benchmark Blend (“Partners Intermediate/Long Horizon Benchmark Blend”), are unmanaged indices used ® as a general measure of market performance. The Partners Intermediate/Long Horizon Benchmark Blend consists of the following: Russell 3000 Index 52%, Morgan Stanley Capital International World ex-US Index 18%, Barclays U.S. Aggregate Bond Index 15%, Barclays U.S. TIPS Index 7%, Bank of America Merrill Lynch High Yield Master II Index 4%, Bank of America Merrill Lynch 1-3 Year Treasury Index 2%, and the Citigroup 3-Month Treasury Bill Index 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2012

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Transamerica Institutional Asset Allocation-Long Horizon	14.36%	(0.37)%	5.75%	09/11/2000
S&P 500®*	16.00%	1.66%	7.10%
Partners Long Horizon Benchmark Blend*	15.63%	1.51%	7.57%

NOTES

* The Standard & Poor’s 500® Index (“S&P 500®”) and the Composite Benchmark, Transamerica Institutional Asset Allocation – Long Horizon Benchmark Blend (“Partners Long Horizon Benchmark Blend”), are unmanaged ® indices used as a general measure of market performance. The Partners Long Horizon Benchmark Blend consist of the following: Russell 3000 Index 66%, Morgan Stanley Capital International World ex-US Index 24%, Barclays U.S. Aggregate Bond Index 4%, Bank of America Merrill Lynch High Yield Master II Index 2%, Barclays U.S. TIPS Index 2%, and the Citigroup 3-Month Treasury Bill Index 2%. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on 10 years. You cannot invest directly in an index.

The chart represents the change in value of a hypothetical investment of $10,000 made in a fund for the period represented above.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericapartners.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Asset allocation, like all investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell® indexes. Russell is a trademark of Russell Investment Group.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in a mutual fund invested in underlying mutual funds of Transamerica Partners Institutional Funds Group (“Funds Group II”), you will bear the ongoing costs of managing the corresponding mutual funds in which your fund invests (such as the distribution fees, administration fees and other expenses). You will also bear the cost of operating the mutual fund (such as the advisory fee). The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at July 1, 2012 and held for the entire period until December 31, 2012.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number shown under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Actual Expenses		Hypothetical Expenses(A)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period(B)	Ending Account Value	Expenses Paid During Period(B)	Annualized Expense Ratio(C)
Transamerica Institutional Asset Allocation - Short Horizon	$1,000.00	$1,041.80	$0.51	$1,024.63	$0.51	0.10%
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	1,000.00	1,047.90	0.51	1,024.63	0.51	0.10
Transamerica Institutional Asset Allocation - Intermediate Horizon	1,000.00	1,053.30	0.52	1,024.63	0.51	0.10
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	1,000.00	1,059.30	0.52	1,024.63	0.51	0.10
Transamerica Institutional Asset Allocation - Long Horizon	1,000.00	1,064.00	0.52	1,024.63	0.51	0.10

(A)	5% return per year before actual expenses.

(B)

Expenses are equal to each fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (366 days).

(C)	Expense ratios do not include expenses of the underlying investment companies in which the funds invest.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Schedules of Investments Composition

At December 31, 2012

(the following charts summarize the Schedule of Investments of each fund by asset type)

(unaudited)

Transamerica Institutional Asset Allocation - Short Horizon	% of Net Assets
Fixed Income	89.3%
Domestic Equity	8.3
International Equity	2.1
Money Market	0.3
Other Assets and Liabilities - Net	(0.0)(A)
Total	100.0%

Transamerica Institutional Asset Allocation - Short/Intermediate Horizon	% of Net Assets
Fixed Income	68.5%
Domestic Equity	24.1
International Equity	7.1
Money Market	0.3
Other Assets and Liabilities - Net	(0.0)(A)
Total	100.0%

Transamerica Institutional Asset Allocation - Intermediate Horizon	% of Net Assets
Fixed Income	48.7%
Domestic Equity	39.4
International Equity	11.7
Money Market	0.2
Other Assets and Liabilities - Net	(0.0)(A)
Total	100.0%

Transamerica Institutional Asset Allocation - Intermediate/Long Horizon	% of Net Assets
Domestic Equity	53.4%
Fixed Income	29.4
International Equity	17.0
Money Market	0.2
Other Assets and Liabilities - Net	(0.0)(A)
Total	100.0%

Transamerica Institutional Asset Allocation - Long Horizon	% of Net Assets
Domestic Equity	67.9%
International Equity	22.4
Fixed Income	9.4
Money Market	0.3
Other Assets and Liabilities - Net	(0.0)(A)
Total	100.0%

(A)	Amount rounds to less than 0.1%.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Short Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% p
Domestic Equity - 8.3%
Transamerica Partners Institutional Large Growth	114,400	$867
Transamerica Partners Institutional Large Value	91,363	907
Transamerica Partners Institutional Small Core	53,552	598
Fixed Income - 89.3%
Transamerica Partners Institutional Core Bond	1,191,332	13,355
Transamerica Partners Institutional High Quality Bond	424,868	4,491
Transamerica Partners Institutional High Yield Bond	342,397	3,088
Transamerica Partners Institutional Inflation- Protected Securities	439,736	4,736
International Equity - 2.1%
Transamerica Partners Institutional International Equity	89,357	601
Money Market - 0.3%
Transamerica Partners Institutional Money Market ‡	7,218	73

Total Investment Companies (cost $27,659) P		28,716
Other Assets and Liabilities - Net		(3)

Net Assets		$28,713

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

p	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $27,914. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $802.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$28,716	$—	$—	$28,716

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Short/Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% p
Domestic Equity - 24.1%
Transamerica Partners Institutional Large Growth	283,555	$2,149
Transamerica Partners Institutional Large Value	222,558	2,208
Transamerica Partners Institutional Mid Growth ‡	35,305	483
Transamerica Partners Institutional Mid Value	30,984	510
Transamerica Partners Institutional Small Core	44,922	502
Fixed Income - 68.5%
Transamerica Partners Institutional Core Bond	724,128	8,117
Transamerica Partners Institutional High Quality Bond	292,177	3,088
Transamerica Partners Institutional High Yield Bond	234,664	2,117
Transamerica Partners Institutional Inflation- Protected Securities	310,474	3,344
International Equity - 7.1%
Transamerica Partners Institutional International Equity	257,430	1,733
Money Market - 0.3%
Transamerica Partners Institutional Money Market ‡	6,017	61

Total Investment Companies (cost $22,612) P		24,312
Other Assets and Liabilities - Net		(3)

Net Assets		$24,309

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

p	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $23,885. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $434 and $7, respectively. Net unrealized appreciation for tax purposes is $427.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$24,312	$—	$—	$24,312

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation –

Intermediate Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% p
Domestic Equity - 39.4%
Transamerica Partners Institutional Large Growth	2,845,027	$21,566
Transamerica Partners Institutional Large Value	2,151,347	21,341
Transamerica Partners Institutional Mid Growth ‡	341,158	4,670
Transamerica Partners Institutional Mid Value	319,364	5,257
Transamerica Partners Institutional Small Growth ‡	326,466	4,221
Transamerica Partners Institutional Small Value	337,835	5,287
Fixed Income - 48.7%
Transamerica Partners Institutional Core Bond	3,287,401	36,853
Transamerica Partners Institutional High Quality Bond	1,124,215	11,883
Transamerica Partners Institutional High Yield Bond	1,145,385	10,331
Transamerica Partners Institutional Inflation- Protected Securities	1,663,919	17,920
International Equity - 11.7%
Transamerica Partners Institutional International Equity	2,746,593	18,485
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	37,911	381

Total Investment Companies (cost $130,877) P		158,195
Other Assets and Liabilities - Net		(14)

Net Assets		$158,181

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

p	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $136,121. Aggregate gross/net unrealized appreciation for all securities in which there is an excess of value over tax cost was $22,074.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$158,195	$—	$—	$158,195

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Intermediate/Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% p
Domestic Equity—53.4%
Transamerica Partners Institutional Large Growth	1,972,327	$14,950
Transamerica Partners Institutional Large Value	1,481,460	14,696
Transamerica Partners Institutional Mid Growth ‡	296,181	4,055
Transamerica Partners Institutional Mid Value	260,589	4,289
Transamerica Partners Institutional Small Growth ‡	281,618	3,641
Transamerica Partners Institutional Small Value	270,335	4,231
Fixed Income - 29.4%
Transamerica Partners Institutional Core Bond	1,118,208	12,536
Transamerica Partners Institutional High Quality Bond	150,731	1,593
Transamerica Partners Institutional High Yield Bond	405,442	3,657
Transamerica Partners Institutional Inflation- Protected Securities	692,704	7,460
International Equity - 17.0%
Transamerica Partners Institutional International Equity	2,168,185	14,592
Money Market - 0.2%
Transamerica Partners Institutional Money Market ‡	18,158	183

Total Investment Companies (cost $68,031) P		85,883
Other Assets and Liabilities - Net		(7)

Net Assets		$85,876

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

p	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.

‡	Non-income producing security.

P	Aggregate cost for federal income tax purposes is $77,391. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $8,560 and $68, respectively. Net unrealized appreciation for tax purposes is $8,492.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$85,883	$—	$—	$85,883

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Transamerica Institutional Asset Allocation – Long Horizon

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
INVESTMENT COMPANIES - 100.0% p
Domestic Equity - 67.9%
Transamerica Partners Institutional Large Growth	1,056,489	$8,008
Transamerica Partners Institutional Large Value	750,174	7,442
Transamerica Partners Institutional Mid Growth ‡	164,269	2,249
Transamerica Partners Institutional Mid Value	145,062	2,388
Transamerica Partners Institutional Small Growth ‡	155,871	2,015
Transamerica Partners Institutional Small Value	151,460	2,370
Fixed Income - 9.4%
Transamerica Partners Institutional Core Bond	122,965	1,379
Transamerica Partners Institutional High Quality Bond	16,126	170
Transamerica Partners Institutional High Yield Bond	80,482	726
Transamerica Partners Institutional Inflation- Protected Securities	104,441	1,125
International Equity - 22.4%
Transamerica Partners Institutional International Equity	1,199,565	8,073
Money Market - 0.3%
Transamerica Partners Institutional Money Market ‡	10,397	105

Total Investment Companies (cost $30,919) P		36,050
Other Assets and Liabilities - Net		(3)

Net Assets		$36,047

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

p	Each fund invests its assets in an affiliated fund of Transamerica Partners Institutional Funds Group.
‡	Non-income producing security.
P	Aggregate cost for federal income tax purposes is $36,261. Aggregate gross/net unrealized depreciation for all securities in which there is an excess of tax cost over value was $211.

VALUATION SUMMARY (all amounts in thousands): '

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Investment Companies	$36,050	$—	$—	$36,050

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Institutional Asset Allocation Funds	Annual Report 2012

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts except per share amounts in thousands)

	Short Horizon		Short/Intermediate Horizon		Intermediate Horizon	Intermediate/Long Horizon	Long Horizon
Assets:
Investments in affiliated investment companies, at value	$28,716		$24,312		$158,195	$85,883	$36,050
Receivables:
Shares of beneficial interest sold	61		10		19	12	5
Affiliated investment securities sold	–		–		88	–	2
	28,777		24,322		158,302	85,895	36,057

Liabilities:
Accounts payable and accrued liabilities:
Shares of beneficial interest redeemed	46		4		107	2	7
Affiliated investment securities purchased	16		7		–	10	–
Advisory fees	2		2		14	7	3
	64		13		121	19	10
Net Assets	$28,713		$24,309		$158,181	$85,876	$36,047
Net Assets Consist of:
Shares of beneficial interest, unlimited shares authorized, $0.00001 par value per share	30,739		31,666		231,236	177,208	112,365
Accumulated net investment loss	–	(A)	–	(A)	(1)	(1)	–	(A)
Accumulated net realized loss from investments in affiliated investment companies	(3,083)		(9,057)		(100,372)	(109,183)	(81,449)
Net unrealized appreciation on investments in affiliated investment companies	1,057		1,700		27,318	17,852	5,131
Net Assets	$28,713		$24,309		$158,181	$85,876	$36,047

Shares of beneficial interest outstanding	2,604		2,376		15,598	8,911	4,199

Net asset value per share	$11.03		$10.23		$10.14	$9.64	$8.58

Investments in affiliated investment companies, at cost	$27,659		$22,612		$130,877	$68,031	$30,919

(A)	Rounds to less than $1.

STATEMENTS OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

	Short Horizon	Short/Intermediate Horizon	Intermediate Horizon	Intermediate/Long Horizon	Long Horizon
Investment income:
Dividend income from affiliated investment companies	$1,485	$1,038	$5,419	$2,595	$772

Expenses:
Advisory fees	32	27	171	106	47

Net investment income	1,453	1,011	5,248	2,489	725

Net realized and change in unrealized gain (loss) on investments in affiliated investment companies:
Realized gain from investments in affiliated investment companies	2,280	2,811	8,958	8,958	9,200
Realized gain distributions from investments in affiliated investment companies	325	208	1,097	461	64
	2,605	3,019	10,055	9,419	9,264
Change in net unrealized appreciation (depreciation) on investment in affiliated investment companies	(1,459)	(1,397)	2,729	1,547	(3,538)

Net realized and change in unrealized gain on investment in affiliated investment companies	1,146	1,622	12,784	10,966	5,726
Net increase in net assets resulting from operations	$2,599	$2,633	$18,032	$13,455	$6,451

The notes to the financial statements are an integral part of this report. Transamerica Institutional Asset Allocation Funds	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Short Horizon				Short/Intermediate Horizon			Intermediate Horizon
	Year Ended December 31, 2012		Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
Increase (decrease) in net assets from:
Operations:
Net investment income	$1,453		$1,172		$1,011		$868	$5,248	$3,873
Realized gain on investments in affiliated investment companies	2,280		2,474		2,811		2,627	8,958	6,429
Realized gain distribution from investments in affiliated investment companies	325		66		208		50	1,097	214
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	(1,459)		(1,625)		(1,397)		(2,416)	2,729	(8,284)
Net increase in net assets resulting from operations	2,599		2,087		2,633		1,129	18,032	2,232

Distributions to shareholders from:
Net investment income	(1,453)		(1,218)		(1,013)		(975)	(5,250)	(4,862)
Total distributions to shareholders	(1,453)		(1,218)		(1,013)		(975)	(5,250)	(4,862)

Capital share transactions:
Proceeds from shares sold	13,168		13,644		8,647		14,099	42,982	40,094
Distributions reinvested	1,453		1,218		1,013		975	5,250	4,862
Cost of shares redeemed	(19,051)		(32,974)		(15,935)		(28,308)	(60,377)	(140,487)
Net decrease in net assets resulting from capital share transactions	(4,430)		(18,112)		(6,275)		(13,234)	(12,145)	(95,531)
Net increase (decrease) in net assets	(3,284)		(17,243)		(4,655)		(13,080)	637	(98,161)

Net Assets:
Beginning of year	31,997		49,240		28,964		42,044	157,544	255,705
End of year	$28,713		$31,997		$24,309		$28,964	$158,181	$157,544
Undistributed (accumulated) net investment income (loss)	$–	(A)	$–	(A)	$–	(A)	$2	$(1)	$1

Share activity:
Shares issued	1,197		1,285		857		1,444	4,335	4,178
Shares issued-reinvested from distributions	132		115		100		101	523	510
Shares redeemed	(1,722)		(3,103)		(1,577)		(2,907)	(6,030)	(14,719)
Net decrease in shares outstanding	(393)		(1,703)		(620)		(1,362)	(1,172)	(10,031)

The notes to the financial statements are an integral part of this report. Transamerica Institutional Asset Allocation Funds	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

(all amounts in thousands)

	Intermediate/Long Horizon			Long Horizon
	Year Ended December 31, 2012	Year Ended December 31, 2011		Year Ended December 31, 2012		Year Ended December 31, 2011
Increase (decrease) in net assets from:
Operations:
Net investment income	$2,489	$1,881		$725		$497
Realized gain (loss) on investments in affiliated investment companies	8,958	(1,209)		9,200		463
Realized gain distribution from investments in affiliated investment companies	461	96		64		15
Change in net unrealized appreciation (depreciation) on investments in affiliated investment companies	1,547	(2,063)		(3,538)		(2,746)
Net increase (decrease) in net assets resulting from operations	13,455	(1,295)		6,451		(1,771)

Distributions to shareholders from:
Net investment income	(2,490)	(2,358)		(725)		(628)
Total distributions to shareholders	(2,490)	(2,358)		(725)		(628)

Capital share transactions:
Proceeds from shares sold	21,244	32,952		16,120		15,040
Distributions reinvested	2,490	2,358		725		628
Cost of shares redeemed	(58,319)	(100,658)		(35,406)		(45,666)
Net decrease in net assets resulting from capital share transactions	(34,585)	(65,348)		(18,561)		(29,998)

Net decrease in net assets	(23,620)	(69,001)		(12,835)		(32,397)

Net Assets:
Beginning of year	109,496	178,497		48,882		81,279
End of year	$85,876	$109,496		$36,047		$48,882

Undistributed (accumulated) net investment income (loss)	$(1)	$–	(A)	$–	(A)	$–	(A)

Share activity:
Shares issued	2,285	3,659		1,977		1,893
Shares issued-reinvested from distributions	262	263		87		79
Shares redeemed	(6,171)	(11,243)		(4,280)		(5,733)
Net decrease in shares outstanding	(3,624)	(7,321)		(2,216)		(3,761)

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report. Transamerica Institutional Asset Allocation Funds	Annual Report 2012

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each period	Short Horizon
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net asset value
Beginning of year	$10.68	$10.48	$9.97	$8.89	$10.35

Investment operations
From net investment income(A)	0.49	0.30	0.33	0.36	0.52
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.38	0.22	0.52	1.10	(1.44)
Total from investment operations	0.87	0.52	0.85	1.46	(0.92)

Distributions
Net investment income	(0.52)	(0.32)	(0.34)	(0.37)	(0.53)
Net realized gain on affiliated investment companies	–	–	–	–	(0.01)
Return of capital(B)	–	–	–	(0.01)	–	(C)
Total distributions	(0.52)	(0.32)	(0.34)	(0.38)	(0.54)

Net asset value
End of year	$11.03	$10.68	$10.48	$9.97	$8.89

Total return	8 .27%	5 .02%	8 .68%	16.67%	(9.21)%

Net assets end of year (000’s)	$28,713	$31,997	$49,240	$70,583	$82,766

Ratio and supplemental data
Expenses to average net assets(D)	0 .10%	0 .10%	0 .10%	0 .10%	0 .10%
Net investment income to average net assets	4 .49%	2 .80%	3 .26%	3 .83%	5 .27%
Portfolio turnover rate(E)	110%	94%	79%	72%	144%

For a share outstanding throughout each period	Short/Intermediate Horizon
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net asset value
Beginning of year	$9.67	$9.65	$8.93	$7.76	$9.88

Investment operations
From net investment income(A)	0.37	0.23	0.23	0.25	0.41
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.58	0.05	0.72	1.19	(2.12)
Total from investment operations	0.95	0.28	0.95	1.44	(1.71)

Distributions
Net investment income	(0.39)	(0.26)	(0.23)	(0.26)	(0.41)
Net realized gain on affiliated investment companies	–	–	–	–	–	(C)
Return of capital(B)	–	–	–	(0.01)	–	(C)
Total distributions	(0.39)	(0.26)	(0.23)	(0.27)	(0.41)

Net asset value
End of year	$10.23	$9.67	$9.65	$8.93	$7.76

Total return	9 .93%	2 .91%	10.80%	18.88%	(17.68)%

Net assets end of year (000’s)	$24,309	$28,964	$42,044	$73,490	$87,608

Ratio and supplemental data
Expenses to average net assets(D)	0 .10%	0 .10%	0 .10%	0 .10%	0 .10%
Net investment income to average net assets	3 .69%	2 .36%	2 .52%	3 .02%	4 .49%
Portfolio turnover rate(E)	95%	116%	88%	67%	138%

The notes to the financial statements are an integral part of this report. Transamerica Institutional Asset Allocation Funds	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	Intermediate Horizon
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net asset value
Beginning of year	$9.39	$9.54	$8.62	$7.37	$10.20

Investment operations
From net investment income(A)	0.31	0.17	0.18	0.18	0.33
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.75	(0.10)	0.90	1.37	(2.83)
Total from investment operations	1.06	0.07	1.08	1.55	(2.50)

Distributions
Net investment income	(0.31)	(0.22)	(0.16)	(0.20)	(0.33)
Net realized gain on affiliated investment companies	–	–	–	(0.08)	–	(C)
Return of capital(B)	–	–	–	(0.02)	–
Total distributions	(0.31)	(0.22)	(0.16)	(0.30)	(0.33)

Net asset value
End of year	$10.14	$9.39	$9.54	$8.62	$7.37

Total return	11 .40%	0 .73%	12 .68%	21 .36%	(24.97)%

Net assets end of year (000’s)	$158,181	$157,544	$255,705	$357,196	$513,283

Ratio and supplemental data
Expenses to average net assets(D)	0 .10%	0 .10%	0 .10%	0 .10%	0 .10%
Net investment income to average net assets	3 .08%	1 .81%	2 .08%	2 .30%	3 .62%
Portfolio turnover rate(E)	62%	72%	66%	83%	137%

For a share outstanding throughout each period	Intermediate/Long Horizon
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net asset value
Beginning of year	$8.74	$8.99	$7.95	$6.55	$9.97

Investment operations
From net investment income(A)	0.22	0.12	0.12	0.11	0.24
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.92	(0.22)	1.03	1.43	(3.42)
Total from investment operations	1.14	(0.10)	1.15	1.54	(3.18)

Distributions
Net investment income	(0.24)	(0.15)	(0.11)	(0.12)	(0.24)
Net realized gain on affiliated investment companies	–	–	–	–	–	(C)
Return of capital(B)	–	–	–	(0.02)	–	(C)
Total distributions	(0.24)	(0.15)	(0.11)	(0.14)	(0.24)

Net asset value
End of year	$9.64	$8.74	$8.99	$7.95	$6.55

Total return	13 .05%	(1 .16)%	14 .60%	23 .78%	(32.37)%

Net assets end of year (000’s)	$85,876	$109,496	$178,497	$342,285	$368,751

Ratio and supplemental data
Expenses to average net assets(D)	0 .10%	0 .10%	0 .10%	0 .10%	0 .10%
Net investment income to average net assets	2 .35%	1 .29%	1 .43%	1 .63%	2 .75%
Portfolio turnover rate(E)	76%	82%	98%	57%	130%

The notes to the financial statements are an integral part of this report. Transamerica Institutional Asset Allocation Funds	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

For a share outstanding throughout each period	Long Horizon
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net asset value
Beginning of year	$7.62	$7.99	$6.90	$5.72	$9.59

Investment operations
From net investment income(A)	0.13	0.06	0.06	0.06	0.15
From net realized and unrealized gain (loss) on investments in affiliated investment companies	0.96	(0.35)	1.09	1.37	(3.87)
Total from investment operations	1.09	(0.29)	1.15	1.43	(3.72)

Distributions
Net investment income	(0.13)	(0.08)	(0.06)	(0.07)	(0.15)
Net realized gain on affiliated investment companies	–	–	–	(0.15)	–	(C)
Return of capital(B)	–	–	–	(0.03)	–
Total distributions	(0.13)	(0.08)	(0.06)	(0.25)	(0.15)

Net asset value
End of year	$8.58	$7.62	$7.99	$6.90	$5.72

Total return	14.36%	(3.65)%	16.77%	25 .40%	(39.15)%

Net assets end of year (000’s)	$36,047	$48,882	$81,279	$166,265	$208,608

Ratio and supplemental data
Expenses to average net assets(D)	0 .10%	0 .10%	0 .10%	0 .10%	0 .10%
Net investment income to average net assets	1 .54%	0 .78%	0 .87%	0 .96%	1 .89%
Portfolio turnover rate(E)	119%	90%	109%	79%	110%

(A)	Calculated is based on average number of shares outstanding.
(B)	Results from investment related activity occurring between year end dividend calculation and the fiscal year end.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Ratios exclude expenses incurred by the underlying investment companies in which the fund invests.
(E)	Does not include the portfolio activity of the underlying affiliated funds.

Note: Prior to January 1, 2010, the financial highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report. Transamerica Institutional Asset Allocation Funds	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Funds Group (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is composed of twenty-one different series that are separate investment funds. Five of the series are doing business as Transamerica Institutional Asset Allocation Funds, which are non-diversified open-end management companies as defined by the 1940 Act, and are presented herein: Transamerica Institutional Asset Allocation – Short Horizon (“Short Horizon”), Transamerica Institutional Asset Allocation – Short/Intermediate Horizon (“Short/Intermediate Horizon”), Transamerica Institutional Asset Allocation – Intermediate Horizon (“Intermediate Horizon”), Transamerica Institutional Asset Allocation – Intermediate/Long Horizon (“Intermediate/Long Horizon”), and Transamerica Institutional Asset Allocation – Long Horizon (“Long Horizon”) (individually, a “Fund” and collectively, the “Funds”). Each Fund invests all of its investable assets among certain series of Transamerica Partners Funds Group II (“Funds Group II”). Certain series of Funds Group II invest all of their investable assets in a corresponding series of Transamerica Partners Portfolios (the “Series Portfolio”). The financial statements of Funds Group II and the Series Portfolio are included in this report.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Security transactions and investment income: Security transactions are recorded on the trade date. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Funds are from investments in shares of affiliated investment companies.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations. Dividends from net investment income and distributions from net realized capital gains, if any, will normally be declared quarterly and annually, respectively, and reinvested in additional full and fractional shares.

Operating expenses: The Trust accounts separately for the assets, liabilities, and operations of each Fund. Each Fund will indirectly bear its share of fees and expenses incurred by the series of Funds Group II in which it invests. These expenses are not reflected in the expenses in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

NOTE 2.  SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The value of any Fund’s investment in a corresponding series of Funds Group II is valued at the net asset value per share of each fund determined at the close of business of the New York Stock Exchange (“NYSE”), normally, 4:00 p.m. Eastern Time, each day the NYSE is open for business. Accounting principles generally accepted in the United States of America establish a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The Funds’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Funds use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying fund. These securities are actively traded and no valuation adjustments are applied. Exchange Traded Funds are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. They are categorized in Level 1 of the fair value hierarchy.

The hierarchy classification of inputs used to value the Funds’ investments at December 31, 2012 is disclosed in the Valuation Summary of each Fund’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Advisory Agreement with TAM. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation and a publicly traded international insurance group.

Pursuant to the Investment Advisory Agreement, TAM provides general investment advice to each Fund. In addition to providing these services, TAM pays all ordinary expenses. TAM receives a monthly fee from each Fund, which is accrued daily and payable monthly, at an annual rate equal to 0.10% of each Fund’s average daily net assets. TAM is also the Adviser to the Funds Group II. Accordingly, the net asset values of the Funds Group II will reflect the fees and other expenses paid to TAM or its affiliates.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Trust are also officers and/or trustees of TAM, TFS and TCI and other affiliates, including the Funds Group II and the Series Portfolio. No interested trustees receive compensation from the Trust. Similarly, none of the Trust’s officers receive compensation from the Funds. The independent trustees are also trustees of the affiliated funds for which they receive fees.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of a sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4.  SECURITIES TRANSACTIONS

The cost of affiliated investments purchased and proceeds from affiliated investments sold for the year ended December 31, 2012 were as follows:

	Purchases of affiliated investments		Proceeds from maturities and sales of affiliated investments
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Short Horizon	$35,420	$–	$39,526	$–
Short/Intermediate Horizon	25,914	–	31,982	–
Intermediate Horizon	104,935	–	115,986	–
Intermediate/Long Horizon	79,991	–	114,118	–
Long Horizon	55,099	–	73,598	–

NOTE 5.  FEDERAL INCOME TAX MATTERS

Each Fund of the Trust is a separate entity for federal income tax purposes. The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Funds’ tax provisions taken for all open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns, and has concluded that no provision for income tax is required in the Funds’ financial statements. If applicable, the funds recognize interest accrued related to unrecognized tax benefits in interest and penalties expense in Other on the Statements of Operations.

The Funds identify their major tax jurisdictions as U.S. federal, the state of Florida, state of New York, and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales, net operating losses, capital loss carryforwards, and post-October loss deferrals.

On December 22, 2010, the Regulated Investment Company (“RIC”) Modernization Act of 2010 (the“Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character. Capital loss carryforwards generated in taxable years beginning after the effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to the effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused.

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below.

Fund	Capital Loss Carryforwards	Available Through
Short Horizon	$2,027	December 31, 2017
Short Horizon	801	December 31, 2018
Short/Intermediate Horizon	4,202	December 31, 2017
Short/Intermediate Horizon	3,582	December 31, 2018
Intermediate Horizon	66,900	December 31, 2017
Intermediate Horizon	28,229	December 31, 2018
Intermediate/Long Horizon	43,913	December 31, 2017
Intermediate/Long Horizon	55,910	December 31, 2018
Long Horizon	44,548	December 31, 2017
Long Horizon	31,559	December 31, 2018

The capital loss carryforwards utilized or expired during the year ended December 31, 2012 were as follows:

Fund	Capital Loss Carryforwards Utilized/Expired During the Year Ended December 31, 2012
Short Horizon	$1,797
Short/Intermediate Horizon	1,701
Intermediate Horizon	8,097
Intermediate/Long Horizon	7,669
Long Horizon	2,121

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2012 and 2011 were as follows:

	2012 Distributions Paid From			2011 Distributions Paid From
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Short Horizon	$1,453	$–	$–	$1,218	$–	$–
Short/Intermediate Horizon	1,013	–	–	975	–	–
Intermediate Horizon	5,250	–	–	4,862	–	–
Intermediate/Long Horizon	2,490	–	–	2,358	–	–
Long Horizon	725	–	–	628	–	–

The tax basis components of distributable earnings at December 31, 2012 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long- term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Short Horizon	$–	$–	$(2,828)	$–	$802
Short/Intermediate Horizon	–	–	(7,784)	–	427
Intermediate Horizon	–	–	(95,129)	–	22,074
Intermediate/Long Horizon	(1)	–	(99,823)	–	8,492
Long Horizon	–	–	(76,107)	–	(211)

NOTE 6.  SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ financial statements.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Partners Funds Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Institutional Asset Allocation – Short Horizon, Transamerica Institutional Asset Allocation – Short/Intermediate Horizon, Transamerica Institutional Asset Allocation – Intermediate Horizon, Transamerica Institutional Asset Allocation – Intermediate/Long Horizon and Transamerica Institutional Asset Allocation – Long Horizon (five of the funds constituting Transamerica Partners Funds Group) (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the transfer agent and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting Transamerica Partners Funds Group at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Board Members and Officers

(unaudited)

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). Transamerica Mutual Funds consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 162 funds as of the mailing of this annual report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds that the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present); President and Chief Executive Officer, Transamerica Capital Management (2009 – present); Board Member (November 2012 –present), President and Chief Executive Officer, Transamerica Funds, TST, TIS, (May 2012 – present);	162	N/A

			Board Member (March 2013—present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

			Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 – present);

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER — continued
Thomas A. Swank (continued)			Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 – present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Director, AEGON Sony Life Insurance Co., LTD. (2011 – present); Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present); Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER — continued
Thomas A. Swank (continued)			Executive Vice President, Transamerica Life Insurance Company (2010 – present);

			Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present); Director, Transamerica Capital, Inc. (2009 – present); and

			President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer
			(2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);	162	First Allied Holdings Inc. (January 2013 – present)

			Consultant, AEGON USA (2010 – 2011);

			Senior Advisor, Lovell Minnick Equity Partners (2010 – present);

			Retired (2010 – present); and Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	162	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); President, L. J. Hill & Company (a holding company for privately- held assets) (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);	162	Ameris Bancorp (January 2013 – present); Ameris Bank (January 2013 – present)

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	162	N/A
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	162	N/A

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present); Self-employed consultant (2006 – present); Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present); President, ARAPAHO Partners LLC (limited purpose broker- dealer) (1998 – 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); and President, International Fund Services (alternative asset administration) (1993 – 2005).	162	N/A

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present); Director, League for Innovation in the Community Colleges (1985 – 2005); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1985 – 2006); and President, Kirkwood Community College (1985 – 2005).	162	Buena Vista University Board of Trustees (2004 – present)
Joyce G. Norden (1939)	Board Member	Since 1993	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS	162	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Joyce G. Norden (continued)			(2007 – present); Board Member, TII (2008 – 2010); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (2008 – 2010); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University; Vice President, American Express (1987 – 1989); Vice President, The Equitable (1986 – 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).	162	Honorary Trustee, Bryant University (1996 – present)

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	162	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 –2013)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Officers

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	See table above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012

Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (March 2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – March 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012	Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (April 2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).
Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President(2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010	Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).
Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).
Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); and

Assistant Secretary, TII (2009 – 2010);

Vice President and Senior Counsel, TAM (2008 – present).

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

Name and Year of Birth	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Assistant General Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Transamerica Institutional Asset Allocation Funds	Annual Report 2012

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Transamerica Partners Portfolios
I

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Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

While not lacking political drama and market volatility in the U.S. and abroad, the fixed income markets still proved to be a decent option for investors in 2012. Solid first quarter performance was followed by a few challenges in the second quarter, but a solid third quarter and moderately positive fourth quarter netted a good year for excess returns over similar duration U.S. Treasuries. Much like 2011, investors considered several factors while navigating through investment decisions. Multiple proposals of aid and austerity in Europe, the Federal Reserve’s Quantitative Easing (“QE”) programs, U.S. political elections, and the concern that the simultaneous expiry of tax breaks and the introduction of tax increases and spending cuts that were due at the end of 2012, would push the U.S. back into recession (the “Fiscal Cliff”) all contributed to investor uncertainty. In the fixed income markets, the first quarter saw the U.S. Treasury yield curve experience a mild steepening with most of the long end of the yield curve rising in March. Long-term rates moved higher while short-term rates remained anchored. Investors were rewarded for owning spread product as yield starved buyers sought more income from U.S. Treasury alternatives. Over the quarter, corporate spreads compressed, with the banking and finance sectors producing positive absolute returns. Commercial Mortgage Backed Securities (“CMBS”) and Asset Backed Securities (“ABS”) sectors also followed suit and lower quality sectors outperformed higher quality sectors as investors’ risk appetite returned. Markets were again at the mercy of European headlines during the second quarter. Talk of pan-European bonds, Greece exiting the eurozone, bank downgrades and the Spanish aid package dominated the headlines and influenced the risk on/off sentiment. The Greek elections weighed heavily on spreads, which lingered into June. Also in June, the weight of Moody’s review of the U.S. banking sector was finally lifted. Although the downgrade of some global banks into Baa credit rating territory is significant, the market seems to have been prepared, and many had feared that the ratings action would be more severe. Against this backdrop, U.S. Treasuries and high quality assets outperformed the spread sectors as investor’s primary concerns were safety and liquidity. The third quarter of 2012 was positive for fixed income as central bank stimulus on both sides of the Atlantic sparked a rally in risk assets. In September, the European Central Bank announced a new plan to deal with the European crisis through Outright Monetary Transactions. Markets were reassured the following week when Germany affirmed the European Stability Mechanism. The Federal Reserve’s much anticipated announcement of a third round of QE came in September, announcing its intention to purchase $40 billion of mortgage securities per month, indefinitely. The impact on Gross Domestic Production (“GDP”) and the housing market was hoped to be positive, the Residential Mortgage Backed Securities market reacted immediately as spreads tightened. Economic data remained weak and unemployment remained over 8%. Despite this news, investor appetite for yield resulted in all spread sectors outperforming U.S. Treasuries during the third quarter. To start the fourth quarter, signs of further recovery became visible, given a significant one-time drop in jobless claims, the highest consumer confidence print since 2007, encouraging retail sales and a greater than expected rise in home prices over a year ago. Significant global headwinds tempered market enthusiasm; however, and economists alluded to a potential drag from Super Storm Sandy on fourth quarter GDP. Both tepid economic data and post-election malaise contributed to a risk-off trade across the market, including a selloff in equities and a rally in U.S Treasuries. The Federal Reserve broke new ground in transparency by setting explicit unemployment and inflation parameters that will guide their level of policy accommodation. This language replaced the date specific guidance (2015) in prior statements. For the most part, the fourth quarter was focused on the Fiscal Cliff. Uncertainty led to a lack of investment activity as investors questioned our U.S. government’s ability to structure a deal that would avoid a dramatic drop in GDP and likely lead to ratings actions. Just as the year ended, the U.S. Congress passed legislation maintaining the Bush era tax cuts on all but the highest earning U.S. households and averting the drastic spending cuts associated with the Fiscal Cliff. Despite lingering unaddressed items, such as the U.S. debt ceiling, initial market reaction reflects a shift into riskier assets with U.S. Treasuries selling off.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners High Quality Bond Portfolio (the “Portfolio”) returned 2.95%. By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Years Index (the “Index”), returned 1.48%.

STRATEGY REVIEW

While 2012 has provided some economic recovery, investors continue to look for improvements in GDP and lower unemployment rates. As with last year, the Portfolio’s overweight to certain spread sectors was rewarded as demand for high quality fixed income was strong as investors looked to shed risk and seek out alternatives to low-yielding money markets. The net result was that sector allocation was the largest contributor to performance for 2012 as the Portfolio overweight to financial corporates, CMBS and ABS drove its outperformance versus the Index. The Portfolio outperformed the Index by 1.19%.

CMBS was one of the best performing sectors posting lucrative positive excess returns versus U.S. Treasuries in 2012. The Portfolio was invested in the highest quality tranches at the top of the capital structure. Diligent stress testing and focus on the top tier tranches of the capital structure has allowed the Portfolio to capture tightening spreads while avoiding potential troublesome pockets of the market. In particular, Commercial Mortgage Pass Through Certificates Series 2006-C8 Class A3 and JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1 Class A3 were top performers in the sector for the Portfolio.

The corporate sector had a complete reversal in performance in 2012 from 2011. With U.S. Treasury rates largely unchanged, spread tightening in the corporate sector resulted in excess returns. Leading performance in the corporate sector were financials. Concern about several factors that had contributed to wide financial spreads were diminished, such as lingering mortgage liability and risks of fall-out from European sovereign risk. Spreads of industrial and utility securities also tightened, but not nearly to the degree of financials. Merganser’s positioning in higher quality securities resulted in excess returns slightly lower than the overall credit sector; however, the Portfolio’s overweight to those financial and industrial holdings provided significant outperformance relative to U.S. Treasury securities. The ABS performed extremely well during the year as spreads tightened (particularly on subordinated classes) over the course of the year.

The Portfolio benefited from its duration positioning throughout 2012. The Portfolio maintained an overweight in the 3-5 year segment of the yield curve, which contributed positively to excess return.

Douglas A. Kelly, CFA

Peter S. Kaplan, CFA

Co-Portfolio Managers

Merganser Capital Management, Inc.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Inflation-Protected Securities Portfolio

(unaudited)

MARKET ENVIRONMENT

At the January Federal Open Market Committee (“FOMC”) meeting, the Federal Reserve explicitly declared a 2% inflation target for the first time. Extraordinary action by the European Central Bank (“ECB”) through its three-year Long Term Refinancing Operation program alleviated fears of imminent funding crises and disorderly defaults in the eurozone. Meanwhile, positive manufacturing, retail sales and employment reports pointed to modest, but steady improvements in the U.S. economy, helping raise growth and inflation expectations. The first quarter also saw record high energy prices as a result of escalating tension with Iran, which drove up headline inflation.

As U.S. data disappointed and European fiscal concerns continued to create tangible market stress, both real and nominal global yields remained near all-time lows. Specifically, nominal rates in countries deemed as safe havens such as the U.S., U.K., and Germany fell. Against this backdrop and a decline in energy prices, developed market 10-year inflation breakevens declined.

European and U.S. leaders signaled and later delivered aggressive action to stimulate the sluggish global economy. In September, the ECB announced the Outright Monetary Transactions program, a facility opening up access to central bank funding to sovereigns willing to accept certain austerity measures. Robust U.S. housing figures partially offset poor labor market and manufacturing data prompting no FOMC action in the June meeting. At its September meeting, the FOMC announced plans to commence a third round of quantitative easing (“QE3”) while continuing Operation Twist. QE3 enabled the Federal Reserve to purchase $40 billion agency mortgage backed securities per month until its dual mandate is better satisfied. The FOMC also confirmed its intent to keep the federal funds rate “exceptionally low” through at least mid-2015.

Early in the fourth quarter, fiscal policy concerns in the U.S. weighed on market tone despite optimistic labor and housing data. The U.S. election outcome prolonged divided government, raising expectations for a policy error; risk assets weakened sharply. As the quarter progressed, valuations recovered as both parties compromised to negotiate a deal averting the tax increases and spending cuts associated with the Fiscal Cliff. Federal Reserve policy continued to evolve and at the December meeting, the FOMC announced an earlier-than expected move from date-based rate guidance to rate guidance based on numerical threshold targets for the unemployment rate and inflation data.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Inflation-Protected Securities Portfolio (the “Portfolio”) returned 7.06%. By comparison, its benchmark, the Barclays U.S. Treasury Inflation Protected Securities (“TIPS”) Index, returned 6.98%.

STRATEGY REVIEW

For the year, the Portfolio maintained a real yield flattening bias between the 10-year and 30-year points of the yield curve. In early 2012, the Portfolio management team initiated a breakeven steepener strategy consisting of a short 10-year breakeven position (short 10-year U.S. TIPS and long 10-year nominal U.S. Treasuries) coupled with a long 30-year breakeven position (long 30-year TIPS and short 30-year nominal U.S. Treasuries). Due to the Portfolio’s management team’s expectations of slower than anticipated global growth, weakening energy prices and ongoing tensions in peripheral Europe, they expected a disinflationary scenario which would pressure 10-year inflation expectations relative to longer-term inflation expectations. However, aggressive monetary accommodation, particularly due to the Federal Reserve’s commitment to hold rates low through 2015, caused intermediate real yields to significantly outperform long-end real yields, which benefitted less from the Federal Reserve’s shorter-horizon rate guidance. For the first three quarters, the 10s30s breakeven curve flattened, with real yields falling in response to robust monetary accommodation. In the fourth quarter, market participants questioned the ability of monetary accommodation to drive growth without fiscal policy assistance and inflation breakevens tightened particularly after the U.S. elections. The status quo result raised expectations for gridlock and policy error as the Fiscal Cliff approached. Eventually, breakevens recovered in sympathy with other risk assets as rhetoric from both parties indicated willingness to compromise. U.S. 30-year breakevens outperformed their 10-year counterparts in this period, supported in part by strong housing and labor data. By year end, the active short duration of the Portfolio was increased through selling intermediate real yields with particularly poor carry profiles.

The Portfolio utilized interest rate swaps, in conjunction with bond futures, primarily as a way to express our views on 2-year and 30-year swap spreads. The Portfolio’s management team believed that swap spreads across the term structure would widen relative to Treasuries because of impending Dodd-Frank rules, making it relatively more costly to trade swaps via increased margin requirements. Also, a reduction in Federal Deposit Insurance Corporation (“FDIC”) limits at year-end 2012 was also expected to widen 2-year swap spreads as collateral held at banks shift to shorter-end Treasury paper, compressing those yields relative to swaps.

As a longer-term trade, the Portfolio’s management team preferred holding exposure to long end Treasuries versus 30-year swaps. In the post-crisis period, longer-dated swaps have been trading inside the U.S. Treasury curve, in part, because of duration demand from insurance companies and pension funds. Thus, paying on swaps and receiving on the 30-year Treasury rate had the potential to earn the Portfolio extra carry over the life of the trade.

Over the last year, the Portfolio also utilized options and forwards to express the view on currencies that both the Yen and Euro would weaken against the U.S. Dollar.

Brian Weinstein

Martin Hegarty

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Core Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

Investor anxiety remained high throughout the period. During the first quarter of the year, European debt concerns sent U.S. Treasury yields to record lows, but were partly alleviated by the effect of the European Central Bank’s long-term refinancing operations. The second and third quarters were dominated by monetary policy uncertainty, both in the U.S. and Europe. In September, the announcement of stimulus packages from the U.S. and European central banks relieved this anxiety and resulted in an uptick in risk appetite.

During the last quarter, U.S. economic data pointed to a sustainable, modest recovery, with the all-important labor and housing markets showing signs of improvement. Although central banks continued to be accommodative, markets were concerned that the U.S. Fiscal Cliff and debt ceiling issues would derail the recovery and push the U.S. economy back into recession.

Sentiment out of Europe was cautiously optimistic given the Euro group’s agreement on an aid package for Greece as well as the bank recapitalization plan for four nationalized Spanish banks. However, Moody’s downgrade of France in November cast a gloom on the market and reminded investors that Europe’s problems were far from over.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Core Bond Portfolio (the “Portfolio”) returned 8.28%. By comparison, its benchmark, the Barclays U.S. Aggregate Bond Index, returned 4.22%.

STRATEGY REVIEW

For the year ended December 31, 2012, the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the year. The overall impact of duration and curve positioning on performance for the year was positive.

Throughout the year, the Portfolio was overweight relative to its benchmark in non-government spread sectors and underweight in U.S. government-related sectors. The Portfolio benefited from exposure to high quality securitized sectors such as Commercial Mortgage Backed Securities (“CMBS”), and Asset Backed Securities (“ABS”). The shrinking universe of high quality product combined with investor demand for yield ensured that the ABS and CMBS sectors continued to perform well.

In Mortgage Backed Securities (“MBS”), the Portfolio benefited from the addition of Agency MBS positions prior to the September third round of quantitative easing announcement and the subsequent spread compression. Its positions in non-Agency MBS also contributed positively towards performance. Finally, the Portfolio also benefited from its exposure to Investment Grade and High Yield credit, as well as Sovereign debt.

The Portfolio maintained a short duration bias for most of the year.

The Portfolio’s management team tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. CMBS and ABS were added to the Portfolio to take advantage of the opportunities in these sectors. Liquidity was maintained in the Portfolio through core allocations to agency MBS and U.S. Treasuries.

At year end, the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in CMBS and ABS. Within the government sectors, the Portfolio was underweight in U.S. Treasuries and agency debentures, while overweight in agency MBS. The Portfolio also held an out-of-index allocation to non-agency residential MBS and high yield corporate credit. The Portfolio ended the year with a neutral duration relative to the benchmark index.

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the Portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used U.S. Treasury futures to express a short duration bias for most of the year. In addition, the Portfolio held a yield curve flattening bias expressed by a combination of long dated U.S. Treasury securities and short intermediate Treasury futures. The net effect of yield curve and duration positioning was a positive to performance.

Matthew Marra

Eric Pellicciaro

Bob Miller

Rick Rieder

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners High Quality Bond Portfolio

(unaudited)

MARKET ENVIRONMENT

High-yield bonds capped an exceptional year in 2012 with a strong finish in the fourth quarter, posting total returns of 15.58% for the year and 3.18% for the quarter, based on the Bank of America Merrill Lynch High Master II Index (the “Index”). The Index spread over U.S. Treasuries tightened over the course of the year – slightly below its 20-year average. The yield-to-worst on the Index fell in the fourth quarter, touching yet another record low following the bottom established in September. These results were driven by generally favorable macroeconomic developments, notwithstanding yearlong concerns over the impact of U.S. “Fiscal Cliff” negotiations, and decent economic improvement in the U.S. Investors reacted positively to the Federal Reserve’s continued accommodative policies and the apparent containment of the European debt crisis. Advances in indicators such as home and auto sales, manufacturing and labor also helped buoy the market. While earnings growth – both reported and projected – cooled somewhat, corporate fundamentals remained strong, which helped keep default rates under 2%, well below historical averages. Demand from investors in a yield-starved environment resulted in record-high high-yield mutual fund inflows of $31 billion in 2012, twice the level of 2011, according to J.P. Morgan.

The breadth of the high-yield rally in 2012 is reflected in the fact that all 37 industries in the Index had positive returns for the year, led by the banking and thrifts sector. The market’s worst-performing sector, food & drug retail, still had a high single digit return. It was also a year in which investors embraced risk, as CCC-rated bonds led credit sectors; the worst-performing credit sector, BB-rated bonds, generated mid-teen returns. Most of the 2012 outperformance of the CCC sector stemmed from the first quarter, propelled by a spate of optimistic news; for the rest of the year the spread in total return among credit sectors was relatively narrow.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners High Yield Bond Portfolio (the “Portfolio”) returned 15.14%. By comparison, its benchmark, the Bank of America Merrill Lynch High Master II Index, returned 15.58%.

STRATEGY REVIEW

The Portfolio performed well in the fourth quarter of 2012, leading to a strong full year return. At year end the Portfolio’s yield to worst was 5.63% with an average maturity of 6.61 years. Credit selection was paramount as holdings in hotels, restaurants and leisure; energy; and healthcare all helped drive performance for the year. Standout performers for the year from an absolute returns basis include Caesars Entertainment Operating Co., Inc., Mohegan Tribal Gaming Authority, Cidron Healthcare, and LyondellBasell Industries NV. The Portfolio eliminated Cidron Healthcare prior to year end. Conversely, some names that did not perform well in the Portfolio were Edison Mission Energy, Education Management LLC, and Chesapeake Energy Corp. Detracting from overall performance was an underweight position in financials along with holdings in the utilities sector. The Portfolio’s short duration positions were also a drag on performance as these securities underperformed the market.

Linda Carter, CFA

Michael W. Weilheimer, CFA

Co-Portfolio Managers

Eaton Vance Management

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Balanced Portfolio

(unaudited)

MARKET ENVIRONMENT

BlackRock Financial Management, Inc.

Investor anxiety remained high throughout the period. During the first quarter of the year, European debt concerns sent U.S. Treasury yields to record lows, but were partly alleviated by the effect of the European Central Bank’s long-term refinancing operations. The second and third quarters were dominated by monetary policy uncertainty, both in the U.S. and Europe. In September, the announcement of stimulus packages from the U.S. and European central banks relieved this anxiety and resulted in an uptick in risk appetite.

During the last quarter, U.S. economic data pointed to a sustainable, modest recovery, with the all-important labor and housing markets showing signs of improvement. Although central banks continued to be accommodative, markets were concerned that the U.S. Fiscal Cliff and debt ceiling issues would derail the recovery and push the U.S. economy back into recession.

Sentiment out of Europe was cautiously optimistic given the Euro group’s agreement on an aid package for Greece as well as the bank recapitalization plan for four nationalized Spanish banks. However, Moody’s downgrade of France in November cast a gloom on the market and reminded investors that Europe’s problems were far from over.

J.P. Morgan Investment Management Inc.

U.S equity markets climbed a wall of worry in 2012, as markets faced obstacles on several fronts, including an intensifying European debt crisis, economic slowdown in China, a devastating hurricane in the Northeastern U.S., and ongoing dysfunction in Washington. Despite these and other events, U.S. equity markets generated solid returns as the Standard & Poor’s 500® Index (“S&P 500®”) rose to 16.00%, slightly outpaced by the 16.35% return for the Russell 2000® Index.

The year started off strong as the S&P 500® posted its strongest first-quarter gain since 1998. Investors were encouraged by an easing sovereign debt crisis in Europe. The European Central Bank (“ECB”), through its second Long Term Refinancing Option in February, greatly reduced yields on the sovereign debt of troubled European countries, particularly Italy and Spain. Investor confidence did not last long as markets turned volatile over concerns of the future of the European Currency Union (“ECU”). A Greek exit from the ECU consumed most of the headlines. However, after a second election, a coalition of “pro euro” parties prevailed and averted a Greek exit.

The turning point for the markets in 2012 were comments made in July by ECB President Mario Draghi, who stated that the ECB would do “whatever it takes to preserve the Euro.” Draghi’s plan to save the Euro became known as Outright Monetary Transactions, which was well received by investors as yields on Spanish and Italian government bonds fell sharply. Aggressive monetary policy was constant as the Federal Reserve, Bank of England, Bank of Japan and Peoples Bank of China announced numerous policy actions over the year.

The fourth quarter was all about the U.S. presidential election and the Fiscal Cliff, which would require over $600 billion of automatic tax increases and spending cuts to take effect in January of 2013. The election results were no surprise as Barack Obama retained the White House, the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. However, immediately after the election, investor attention turned to the Fiscal Cliff. Prospects of a “grand bargain” between Republican House Speaker John Boehner and President Obama were short lived as negotiations came to a standstill. It was then left to Vice President Joe Biden and Senate Minority Leader Mitch McConnell to hammer out a deal.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Balanced Portfolio (the “Portfolio”) returned 13.47%. By comparison, its primary and secondary benchmarks, the Barclays U.S. Aggregate Bond Index and the S&P 500®, returned 4.22% and 16.00%, respectively.

STRATEGY REVIEW

BlackRock Financial Management, Inc.

For the year ended December 31, 2012, the Portfolio outperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. The overall impact of duration and curve positioning on performance for the year was positive, Throughout the year, the Portfolio was overweight relative to its benchmark in non-government spread sectors and underweight in U.S. government-related sectors. The Portfolio benefited from exposure to high quality securitized sectors such as Commercial Mortgage Backed Securities (“CMBS”), and Asset Backed Securities (“ABS”). The shrinking universe of high quality product combined with investor demand for yield ensured that the ABS and CMBS sectors continued to perform well.

In Mortgage Backed Securities (“MBS”), we benefited by adding Agency MBS positions prior to the September third round of quantitative easing announcement and the subsequent spread compression. Our positions in non-Agency MBS also contributed positively towards performance. Finally, the Portfolio also benefited from its exposure to Investment Grade and High Yield credit, as well as Sovereign debt.

The Portfolio maintained a short duration bias for most of the year.

The Portfolio’s management team tactically managed investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. CMBS and ABS were added to the Portfolio to take advantage of the opportunities in these sectors. Liquidity was maintained in the Portfolio through core allocations to agency MBS and U.S. Treasuries.

At year end, the Portfolio was generally underweight relative to the Barclays U.S. Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in CMBS and ABS. Within the government sectors, the Portfolio was underweight in U.S. Treasuries and agency debentures, while overweight agency MBS. The Portfolio also held an out-of-index allocation to non-agency residential MBS and high yield corporate credit. The Portfolio ended the year with a neutral duration relative to the benchmark index.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Balanced Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the Portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. Specifically, the Portfolio used Treasury futures to express a short duration bias for most of the year. In addition, the Portfolio held a yield curve flattening bias expressed by a combination of long dated Treasury securities and short intermediate Treasury futures. The net effect of our yield curve and duration positioning was a positive to performance.

J.P. Morgan Investment Management Inc.

The Portfolio outperformed the S&P 500® during the fourth quarter as stock selection in the consumer cyclical, utilities and banks and brokers sectors contributed to performance. During the year, stock selection in the consumer cyclical, retail, and systems and network hardware sectors positively impacted Portfolio returns.

An underweight in General Electric Co. added to returns as investors reacted negatively to disappointing third-quarter earnings results, partially attributed to weak organic growth. General Electric Co. continues to be expensive on a valuation basis as both an industrial company and as a bank. An overweight in Sempra Energy contributed to returns. Mainly a regulated utility in California, Sempra Energy recently received a more favorable-than-expected outcome in its rate case proceeding. Additionally, the liquid natural gas (LNG) export project at its Cameron facility looks more likely to proceed following the favorable report issued from the Department of Energy on LNG exports. We still like the name as a high-quality regulated utility that now has greater clarity on an accretive LNG export facility. Within communications equipment, an overweight in Cisco Systems Inc. (“Cisco”) also added value in the quarter. Cisco historically has been the leading player in network equipment and is currently transitioning to become the number-one information technology vendor. Cisco has a dominant share in switching and routing, and share gains in servers and wireless local area networks, while experiencing strong growth in its services business. Management is also extremely focused on maintaining gross margin and integrating recent acquisitions, such as NDS and Meraki.

On the negative side, stock selection in the systems and network hardware, basic materials and pharmaceutical/medical technology sectors detracted from performance during the quarter. During the year, stock selection in the basic materials, consumer stable and health services and systems sectors negatively impacted Portfolio returns.

Within the pharmaceuticals sector, an overweight in Merck & Co., Inc. detracted on underperformance driven by setbacks in its cholesterol and biosimilar programs. Despite recent negative developments, we still like Merck & Co., Inc. due to its growing core franchise, a strong drug pipeline and a proven ability to increase its dividend going forward. Wells Fargo & Co. weighed on performance as the bank faced margin pressure in the quarter, largely due to the low interest rate environment. Banks with more substantial market activities like Citigroup, Inc. and Bank of America Corp. were able to enact large cost-cutting initiatives to boost returns. This action drove the two stocks’ relative outperformance, causing Wells Fargo & Co. to fall behind. Wells Fargo & Co.’s disappointing third-quarter earnings also pressured the stock price. Despite recent underperformance, we are still constructive on the company’s fundamentals going forward. CSX Corp. detracted from performance during the quarter. Road & Rail underperformance is mostly due to weakness in coal demand due to low natural gas prices, the warm winter and elevated stockpiles. The excess coal inventory overhang is expected to persist for the next few quarters.

Eric Pellicciaro Matthew Marra Bob Miller Rick Rieder	Raffaele Zingone, CFA Scott Blasdell, CFA Terance Chen

Co-Portfolio Managers BlackRock Financial Management, Inc.	Co-Portfolio Managers J.P. Morgan Investment Management, Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Large Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Few disagree that 2012 produced a wall of worry for the stock market to climb, and climb it did. Index returns were rewarded uniformly over the trailing 12 months, with small stocks beating large stocks and value edging out growth.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Large Value Portfolio (the “Portfolio”) returned 17.39%. By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the Standard & Poor’s 500® Index, returned 17.51% and 16.00%, respectively.

STRATEGY REVIEW

The Portfolio invests in a broadly diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us to maximize any profits in our stock-selection effort.

Over the course of 2012, our value emphasis helped maintain the Portfolio’s edge, especially when measured by price-to-forecasted-earnings and price-to-sales. Stocks with a high value ranking, such as Tesoro Corp. and Valero Energy Corp., were among the Portfolio’s best performers. Our evaluation of management — operating efficiency, sentiment, and earnings quality — also contributed positively to our relative return. Our assessment of momentum detracted from the bottom line, primarily due to earnings revision in the financial sector.

Also helping performance this year were our (minor) industry allocations. For example in the energy sector, we benefitted from overweighting refining and transportation stocks (up an average of 50%) and underweighting exploration and production (down 1%). We were further aided by the 50% return spread in favor of the software industry versus hardware within technology.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Martha E. Ortiz

R. Brian Wenzinger

Christopher J.W. Whitehead

Co-Portfolio Managers

Aronson Johnson Ortiz, LP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Large Core Portfolio

(unaudited)

MARKET ENVIRONMENT

Few disagree that 2012 produced a wall of worry for the stock market to climb, and climb it did. Index returns were rewarded uniformly over the trailing 12 months, with small stocks beating large stocks and value edging out growth.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Large Core Portfolio (the “Portfolio”) returned 17.30%. By comparison, its primary and secondary benchmarks, the Russell 1000® Index and the Standard & Poor’s 500® Index (“S&P 500®”), returned 16.42% and 16.00%, respectively.

STRATEGY REVIEW

The Portfolio invests in a broad and diversified selection of large-cap stocks using our disciplined investment approach — we are fully invested in U.S. equities, avoid broad sector bets, and take only modest industry-level and stock-specific bets. Our goal is to outperform the benchmark with incremental gains across many holdings. Using bottom-up stock selection, we evaluate companies relative to their industry peers using three broad categories of measures: value, management, and momentum. Value refers to the somewhat traditional ratios of price to fundamental value; management means we look for evidence that a company’s management team has and will continue to emphasize earning power; and momentum indicates when stocks might begin to rise toward full valuation. As we search for opportunities, we keep a sharp eye on minimizing transaction costs, helping us to maximize any profits in our stock-selection effort.

Over the course of 2012, just about everything worked. Our value emphasis was key to our success, especially when measured by price-to-sales and price-to-operating-income. Stocks with a high value ranking, such as Tesoro Corp. and Valero Energy Corp., were among the Portfolio’s best performers. Our evaluation of management — operating efficiency, sentiment, and earnings quality — also played a major role in our positive relative return. Our assessment of momentum was also a positive contributor but to a lesser degree, held back by earnings revision in the financial sector.

Also helping performance this year were our (minor) industry allocations. For example, in the energy sector, we benefitted from overweighting refining and transportation stocks (up an average of 40%) and underweighting exploration and production stocks (up 2%). We were further aided by the 30% return spread in favor of the chemicals industry versus the metals and mining sector within the materials sector.

Theodore R. Aronson

Stefani Cranston

Gina Marie N. Moore

Martha E. Ortiz

R. Brian Wenzinger

Christopher J.W. Whitehead

Co-Portfolio Managers

Aronson Johnson Ortiz, LP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Large Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Jennison Associates LLC

U.S. equity markets posted solid gains in 2012; the broad market Standard & Poor’s 500® Index (“S&P 500®”)advanced 16.00%, while the Russell 1000® Growth Index rose 15.26%. For much of the year, investor sentiment ebbed and flowed with macroeconomic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth. In the fourth quarter, investors also focused on the U.S. presidential election and negotiations to avert the so-called “Fiscal Cliff” – legislatively mandated tax increases and spending cuts set to take effect in 2013. U.S. economic growth proceeded at a subpar pace, and unemployment remained high as the job market expanded at a meager pace. Personal income and spending increased at generally lackluster rates, and business and housing indicators were inconsistent. Volatile raw materials, commodities, food, and energy prices reflected shifts in economic expectations.

Wellington Management Company, LLP

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. Fiscal Cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

In this environment, nine of the ten sectors in the Russell 1000® Growth Index (+15.26%) posted positive returns during the period. The health care (+23.75%) and financials (+22.19%) sectors increased the most, while the utilities (-4.18%) and energy (+8.80%) sectors lagged during the year.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Large Growth Portfolio (the “Portfolio”) returned 14.91%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 15.26% and 16.00%, respectively.

STRATEGY REVIEW

Jennison Associates, LLC

The Portfolio is built from the bottom up, based on the fundamentals of individual companies. Information technology holdings contributed the most to the Portfolio’s return, as stock selection and an overweight position relative to the Russell 1000® Growth Index were beneficial. Apple, Inc. reported impressive sales of iPhones, iPads, and Mac personal computers. We believe the company’s innovative product design, software, and operating systems, which allow seamless integration of services and apps across mobile and desktop product lines, will continue to foster consumer loyalty and drive share gains. Salesforce.com, Inc.’s revenue, earnings, and billings growth exceeded consensus forecasts. We believe its hosted applications market opportunity remains substantial. MasterCard, Inc. and Visa, Inc. rose on strong growth in the value of cardholder transactions and reduced legal risk. We expect both companies to continue to benefit from the consumer shift from paper money to electronic credit/debit transactions. LinkedIn Corp.’s global online professional network has altered the talent-recruiting market and provides what we consider unique access to a scale database of active and passive job candidates.

Stock selection and an underweight stance were beneficial in consumer staples. In this sector Whole Foods Markets, Inc. reported strong sales and earnings, with solid operating margins and continued capital discipline.

In broadcast communications, wireless tower operator American Tower Corp. benefited from the expansion of mobile data, household migration to wireless-only service, high barriers to entry, pricing power, low maintenance expenses, and international expansion.

Monsanto Co., the world’s largest agricultural seed maker, was a notable contributor in the materials sector. We view it as a high-quality, technology-driven growth company and believe that the agriculture sectors’ fundamentals are strong.

Overweight positions in consumer discretionary and health care worked well, but stock selection in both sectors detracted from relative return. Watchmaker Fossil, Inc. fell after reporting lighter-than-projected revenue, partly due to weakness in Europe. We eliminated the Portfolio’s position in Fossil, Inc. Reflecting the tenuous nature of consumer confidence, fast casual restaurant company Chipotle Mexican Grill, Inc. (“Chipotle”) declined on signs of a material deceleration in sales activity. We believe Chipotle’s brand positioning and unit-growth opportunities remain positive.

In health care, Shire PLC (“Shire”) and Bristol-Myers Squibb Co. (“Bristol-Myers”), which earlier had been rewarded for attractive business opportunities, lagged a surge in biotechnology stocks. We expect Shire’s strong product pipeline to continue to generate strong revenue growth. We believe Bristol-Myers will benefit from product momentum, new product launches, pipeline data, and strong business development deals.

An underweight position offset detrimental stock selection in energy, where independent oil and natural gas exploration and production company Anadarko Petroleum was hurt by uncertainty related to ongoing litigation. We eliminated the Portfolio’s position in Anadarko.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Large Growth Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

Wellington Management Company, LLP

The Portfolio’s investment process leverages the extensive research resources of Wellington Management and emphasizes a balance of growth, quality, and valuation criteria in selecting stocks. We utilize risk analysis tools to help maintain the Portfolio’s emphasis on stock selection and minimize other sources of relative risk. With this bottom-up approach incorporating diversified sources of alpha and effective risk analysis, our goal is to generate consistent outperformance over time.

The Portfolio underperformed its benchmark primarily due to security selection. During the period, positive relative results from security selection in the energy and financials sectors was not enough to offset weaker stock selection within information technology and industrials. Sector allocation, a result of bottom-up stock selection, contributed positively to relative performance, due largely to an overweight position in information technology.

The Portfolio’s largest detractors from relative and absolute performance during the period included education company ITT Educational Services, Inc., private education provider Apollo Group, Inc., and QLogic Corp, a designer and supplier of network infrastructure products that provide and manage computer data communication. Prior to year end, the Portfolio eliminated its position in Apollo Group, Inc.

The Portfolio’s largest contributors to relative performance during the period included Intel, a semiconductor manufacturer, Bank of America Corp., a diversified banking firm, and e-commerce company eBay, Inc. The Portfolio’s positions in Apple, Inc. and Amgen, Inc. also contributed positively to returns during the year.

As of the end of the period, the Portfolio was most overweight the health care and information technology sectors, and most underweight the consumer staples and industrials sectors.

Blair A. Boyer	Paul E. Marrkand, CFA
Michael A. Del Balso
Spiros “Sig” Segalas

Co-Portfolio Managers	Portfolio Manager
Jennison Associates LLC	Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Mid Value Portfolio

(unaudited)

MARKET ENVIRONMENT

Cramer, Rosenthal, McGlynn, LLC

The year 2012 finished on a strong note as nearly every sector (with the exception of utilities) of the Russell Midcap® Value Index (“Russell Midcap ® Value”) was up during the fourth quarter. Breadth was also strong during the fourth quarter as approximately 69% of the stocks in the Russell Midcap® Value were up while 78% of the stocks were up for the year. The more risky segments of the Russell Midcap® Value benchmark were top performers during the fourth quarter as well as the overall year.

Mergers & Acquisitions activity remained lighter than 2011 and flows continued out of mid cap value funds in line with broader equity funds. There were withdrawals of approximately $3.7 billion in assets out of mid cap value funds in 2012 versus $2.2 billion in 2011. Mergers & Acquisitions activity remained behind last year’s pace as 21 deals in the mid cap universe were announced in 2012 compared to 30 in 2011.

J.P. Morgan Investment Management Inc.

U.S. equity markets climbed a wall of worry in 2012, as markets faced obstacles on several fronts, including an intensifying European debt crisis, economic slowdown in China, devastating hurricane in the Northeastern U.S. and ongoing dysfunction in Washington. Despite these and other events, U.S. equity markets generated solid returns as the Standard & Poor’s 500® Index (“S&P 500®”) rose to 16.00%, slightly outpaced by the 16.35% return for the Russell 2000® Index.

The year started off strong as the S&P 500® posted its strongest first-quarter gain since 1998. Investors were encouraged by an easing sovereign debt crisis in Europe. The European Central Bank (“ECB”), through its second Long Term Refinancing Option in February, greatly reduced yields on the sovereign debt of troubled European countries, particularly Italy and Spain. Investor confidence did not last long as markets turned volatile over concerns of the future of the European Currency Union (“ECU”). A Greek exit from the ECU consumed most of the headlines. However, after a second election, a coalition of “pro Euro” parties prevailed and averted a Greek exit.

The turning point for the markets in 2012 were comments made in July by ECB President Mario Draghi, who stated that the ECB would do “whatever it takes to preserve the Euro.” Draghi’s plan to save the Euro became known as Outright Monetary Transactions, which was well received by investors as yields on Spanish and Italian government bonds fell sharply. Aggressive monetary policy was constant as the Federal Reserve, Bank of England, Bank of Japan and Peoples Bank of China announced numerous policy actions over the year.

The final three months of 2012 were all about the U.S. presidential election and the Fiscal Cliff, where billions of automatic tax increases and spending cuts were due to take effect in January 2013. The election results were no surprise as Barack Obama retained the White House, the Republicans kept their majority in the House of Representatives and the Democrats maintained control of the Senate. However, immediately after the election, investor attention turned to the Fiscal Cliff. Prospects of a “grand bargain” between Republican House Speaker John Boehner and President Obama were short lived as negotiations came to a standstill. It was then left to Vice President Joe Biden and Senate Minority Leader Mitch McConnell to hammer out a deal. Stocks rallied on the final trading day of the year and on New Year’s Day a bipartisan bill was passed addressing most of the tax increases set to take effect.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Mid Value Portfolio (the “Portfolio”) returned 19.50%. By comparison, its benchmark, the Russell Midcap® Value, returned 18.51%.

STRATEGY REVIEW

Cramer, Rosenthal, McGlynn, LLC

For the year, the strategy kept pace with the Russell Midcap® Value and our upside participation was in line with our expectations given the strong breadth of the market. Outside of the eight weeks of the monetary-policy-induced directional move, our stock selection generally added value for the most part of the year.

The Portfolio participated fully on the upside during the fourth quarter. The more risky stocks within the Russell Midcap® Value were again top performers in both the fourth quarter and the year. Our lack of exposure to that segment of the benchmark was a consistent headwind throughout the year, as we continued to focus on risk-adjusted returns.

The sectors which had the greatest impact on performance for the year were the financial services and technology. Our underweight in financials, and stock selection within the sector were headwinds to performance. However, our overweight in technology relative to the benchmark was further benefited by our strong stock selection within the sector.

Overall, some of the individual positions which had the greatest positive impact on performance for the year were Tyco International, Ltd. and Newell Rubbermaid, Inc. Tyco International, Ltd. emerged from the recent three-way spinoff as the leading global commercial fire and security company. Management reiterated the substantial margin improvement opportunity and plans to deploy the company’s under-levered balance sheet into niche acquisitions. Now independent, the company has become a more attractive asset for industry consolidation in our opinion. Newell Rubbermaid, Inc. reported better than expected earnings during the fourth quarter and an expansion of the company’s restructuring program over the next three years. The new CEO also announced a consolidated organizational structure and several strong new hires in leadership roles. On the flipside, Alleghany Corp., Check Point Software Technologies, Ltd. and Cameco Corp. were some of the strategy’s largest individual detractors in 2012. Shares of Cameco Corp. underperformed during the third quarter due to weak uranium spot prices and concerns about Japan’s nuclear intentions. In September, the Japanese government released a plan for the phase out of nuclear power generation by 2040. We expect safety reviews to resume once Japan has established a new organization for nuclear safety governance, paving the way for restarts.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Mid Value Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

J.P. Morgan Investment Management Inc.

The team generated alpha in most of the sectors, with the information technology, consumer discretionary, and industrial sectors being the top contributors to relative performance. Snap-on, Inc. was a top contributor within the industrial sector, the company consistently posted better than expected earnings and sales throughout the year. We continue to like the company as it has an unmatched ability to control quality relative to its competitors since they manufacture the majority of tools sold. Despite the strong relative performance in 2012, results were negatively impacted by stock selection and our underweight positions in the energy and telecom services sectors. Within the energy sector, Devon Energy Corp. was a top detractor due to depressed oil and natural gas prices. We continue to have conviction in Devon Energy Corp. due to its strong financial position coupled with its sound strategic repositioning.

The Mid Cap Value team continues to believe that valuations look attractive though some areas of the market have become overvalued, such as utilities. As a result, we further reduced our exposure to the sector by liquidating PG&E, and reduced our position in Northeast Utilities. The Portfolio continues to have a big emphasis on consumer discretionary names as we increased our positions in TJX Cos., Inc. during the fourth quarter. The financial sector remains the Portfolio’s largest underweight, due to the underweight of real estate investment trusts based on valuation.

Jay B. Abramson	Gloria Fu, CFA
Robert L. Rewey, III	Lawrence Playford, CFA
Jonathan K.L. Simon

Co-Portfolio Managers	Co-Portfolio Managers
Cramer, Rosenthal, McGlynn, LLC	J.P. Morgan Investment Management Inc.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Mid Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

For the year, equity returns exceeded long term averages in most major geographies and collectively on a global basis. Although it would be tempting to suggest that the markets had climbed the proverbial “wall-of-worry,” topped with wire whose barbs included financial crises, fiscal time-bombs and geopolitical event risk, the reality is that overwhelming monetary liquidity floated the markets over the top.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Mid Growth Portfolio (the “Portfolio”) returned 13.93%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 15.81%.

STRATEGY REVIEW

Expedia, Inc., a leading on-line travel agency, gained after reporting better than expected bookings, revenue, and earnings. The company is now more successfully penetrating international markets and importantly, a lengthy and costly upgrade of its Expedia.com website is accelerating business momentum. USG Corp., a manufacturer of gypsum wallboard, rose as the company continues to benefit from the strengthening domestic housing market. Wallboard volumes and industry utilization rates have improved and pricing has followed. SBA Communications Corp., a cellular tower operator, climbed as wireless carrier customers signed a record number of leases to upgrade their networks in an effort to meet surging wireless data usage. The company announced two accretive acquisitions during the year which significantly increased its tower portfolio.

Valeant Pharmaceuticals International, Inc., an acquisitive drug company, fell as the company’s beachhead acquisition in the dental field added execution risk and less earnings accretion than typical for its bolt-on deals, and the earnings outlook for the company deteriorated due to significant foreign exchange exposure. The stock was sold to fund other holdings. Cabot Corp, an energy company focused on the development of natural gas reserves in the Pennsylvania Marcellus shale, dropped as natural gas prices plummeted. The stock was sold due to persistently weak pricing caused by the domestic natural gas bubble. Monster Beverage Corp., a leading maker of energy drinks, declined after reporting less dynamic quarterly results and disclosing an investigation by a state attorney general into the energy drink industry. The stock was sold due to the overhang caused by the investigation.

Although resolution of the tax-related aspects of the Fiscal Cliff may have been accomplished, the year promises to be a noisy one from a political perspective. The next stop will be the debt limit and fight over entitlement reform. While it is difficult to know whether government spending restraint will be achieved, any solution is likely to be less abrupt than the Fiscal Cliff threatened to be, allowing investors to spend more time focused on company fundamentals. In addition, prior winners that had been sold in front of capital gains tax increases may rebound.

At the end of 2012, we are overweight in technology stocks, where a variety of secular trends support growth and where greater economic certainty should benefit demand. We are also overweight in consumer discretionary shares, including housing-related companies, which should benefit from the residential recovery and related wealth effect. Conversely, we are underweight in consumer staples stocks, where pricing power is lacking and few companies are exhibiting positive surprise. We are also underweight in energy shares, primarily as a result of the domestic natural gas bubble, which is causing persistently weak prices and softer demand for energy services.

Clifford Fox, CFA

Michael Iacono, CFA

Katerina Wasserman

Columbus Circle Investors

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Small Value Portfolio

(unaudited)

MARKET ENVIRONMENT

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (ECB) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. Fiscal Cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

In this environment, all ten sectors in the Russell 2000® Value Index (“Russell 2000® Value”) posted positive returns for the period. The consumer discretionary and materials sectors posted the largest gains, while the energy and utilities sectors lagged.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Small Value Portfolio (the “Portfolio”) returned 16.11%. By comparison, its benchmark, the Russell 2000® Value, returned 18.05%.

STRATEGY REVIEW

The team employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. We take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market. Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of their business or fund measures that otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of our valuation process.

During the period, strong selection in the health care, information technology, and energy sectors contributed most to relative performance. This was offset by weaker stock selection within financials, materials, and industrials. Allocation among sectors, a residual of the bottom-up stock selection process, was positive primarily due to an underweight allocation to the information technology and utilities sectors and an overweight to industrials.

The Portfolio’s largest relative detractors during the period included leading branded office products supplier ACCO Brands Corp; United Stationers, Inc., a North American office product wholesaler; and Websense, Inc., a company specializing in web filtering software. Our position in PSS World Medical, a distributor of medical products and equipment to physician offices and assisted living facilities, also detracted from absolute results during the period.

The Portfolio’s largest contributors to relative performance during the period included Stage Stores, Inc., a specialty department store operator; ICON PLC, a contract research organization; and MAXIMUS, Inc., an outsourcing provider for government health and human services agencies. The Portfolio’s position in Carlisle Cos., Inc., a diversified industrial manufacturer with significant operations in commercial roofing and specialty tires and wheels, also contributed to absolute returns during the period.

The Portfolio’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do; however, carefully consider diversification across economic sectors to limit risk. As of the end of the period, the Portfolio was most overweight the industrials and health care sectors, and most underweight financials. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Timothy J. McCormack, CFA

Shaun F. Pedersen

Co-Portfolio Managers

Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Small Core Portfolio

(unaudited)

MARKET ENVIRONMENT

Fort Washington Investment Advisors, Inc.

In some respects, 2012 was similar to the prior two years as the markets focused on many of the same factors - the European debt crisis, central bank monetary policy and global economic growth. Investors also had to navigate the presidential election and Fiscal Cliff. All of these factors conspired to make this year a difficult one in terms of equity volatility. However, actual equity returns turned out to be quite strong.

Invesco Advisors, Inc.

The Russell 2000 ® Value Index finished the fourth quarter up 3.22%, recovering nicely in November and December after a weak October. For 2012, the Russell 2000® Value Index performed well, delivering a 18.05% return. Towards year-end, news on the economic front was generally positive as second quarter Gross Domestic Product (“GDP”) grew for the 13th consecutive quarter and home sales posted year-to-date gains on pace to notch their first calendar year increase since 2006. In a move that further supported market levels, the U.S. Federal Reserve provided greater clarity on their interest rate policy, announcing a new metric - based on unemployment and inflation – to help determine when to increase interest rates from their current historic low levels. This good news was generally overshadowed by Hurricane Sandy, which caused widespread damage in the northeast, uncertainty surrounding the U.S. presidential election in early November, and year-end concerns over the Fiscal Cliff.

For 2012, the Russell 2000® Index returned 16.35% modestly trailing both its mid-cap and large-cap peers for a second year in a row. In a reversal from 2011, value stocks outpaced growth stocks for the first time in three years for all capitalization segments, an indication that investors are now rewarding companies with strong fundamentals selling at attractive prices.

Wellington Management Company, LLP

U.S. equities moved higher in the period, in part due to a strengthening housing market and central bank interventions around the globe. Although Europe continued to grapple with economic and structural challenges, investors’ risk appetites surged after European Central Bank (“ECB”) President Mario Draghi revealed a comprehensive plan to support struggling sovereigns, including direct purchases of government bonds in the open market. Additionally, the U.S. Federal Reserve’s announcement of a third round of quantitative easing was well received by the market, boosting stock prices. Despite concerns about the looming U.S. Fiscal Cliff, tepid corporate revenue results, and economic malaise in Europe, investors bid up risk assets amid further signs of recovery in China and signs that the U.S. housing market may bolster the U.S. economy for the first time in seven years. Risk sentiment also ticked up on continued hopes that the ECB’s bond-buying plan will succeed, essentially reducing the tail risks in Europe.

In this environment, all ten sectors in the Russell 2000® Value Index posted positive returns for the period. The consumer discretionary and materials sectors posted the largest gains, while the energy and utilities sectors lagged.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Small Core Portfolio (the “Portfolio”) returned 15.04%. By comparison, its primary and secondary benchmarks, the Russell 2000® Index and the Standard & Poor’s 500® Index, returned 16.35% and 16.00%, respectively.

STRATEGY REVIEW

Fort Washington Investment Advisors, Inc.

The sectors with the most positive relative performance for the year included technology, energy, materials and consumer staples. The largest detractors from a relative performance perspective were consumer discretionary, financials and healthcare.

Stocks with the greatest outperformance for 2012 included:

•	Technology – Mellanox Technologies, MAXIMUS, Inc.
•	Energy – Gulfport Energy Corp.
•	Materials – Hecla Mining, LSB Industries, Inc.
•	Consumer Discretionary – Chicos FAS, Inc., DSW
•	Industrials – Portfolio Recovery Associates, Inc., Belden, Inc.
•	Healthcare – Onyx Pharmaceuticals, Inc., Spectranetics Corp.
•	Financials – First Cash Financial Services, Inc.

Stocks with the greatest negative impact included:

•	Consumer Discretionary – Body Central, Deckers Outdoor, American Public Education
•	Financials – Ezcorp, Inc., Cash America International, Inc.
•	Healthcare – NxStage Medical, Inc, Salix Pharmaceuticals, Ltd.
•	Energy – Newpark Resources, PetroQuest Energy, Inc.
•	Information Technology – comScore, Inc., Blackbaud, Inc.
•	Industrials – Woodward

The following positions were eliminated from the Portfolio prior to year end: Mellanox Technologies, Hecla Mining, DSW, Body Central, Deckers Outdoor, American Public Education, Newpark Resources and Woodward.

The Portfolio is positioned in companies that we believe can grow in a difficult economic and market environment. We look for companies with good business models that 1) generate high levels of cash flow using modest or no financial leverage, 2) have unique products or services that have a competitive, sustainable advantage and 3) are experiencing improving secular or cyclical fundamentals.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Small Core Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

As of the end of Q4 2012, the Portfolio was positioned as follows:

Overweight Sectors:

•	Energy - oil service and exploration and production companies that should benefit from domestic onshore shale plays and international offshore oil & gas drilling.
•	Healthcare - orphan-drug producers and device manufacturers with new product introductions.

Underweight Sectors:

•	Consumer Discretionary - companies focusing on value-conscious consumers and/or have strong organic top line growth driven by domestic geographic expansion and/or recurring revenue.
•	Consumer Staples - companies with growth opportunities in Central and South American retailing, food rendering and renewable energy production plus a traditional food producer with new products.
•	Financials - pawn brokers that should benefit from the continued contraction in consumer credit and banks believed to have geographic niches and restructuring opportunities.
•

Industrials - focus on transportation, niche capital goods, engineering & construction, building products, commercial aerospace/defense, electrical equipment companies and companies with recurring revenue.

•	Information Technology - companies that should benefit from the growth of internet traffic and the demand for increased mobility.
•	Materials - makers of specialty chemicals primarily nitrogen-based fertilizers.

Invesco Advisors, Inc.

Small Cap Value is an active small capitalization strategy designed to capture excess returns through Invesco Global Quantitative Equity’s proprietary multi-factor stock selection model. We believe that relative returns are predictable based on certain fundamental and behavioral concepts. To capture excess return, our process 1) systematically evaluates stocks within their respective industries using four key investment concepts: Earnings Momentum, Price Trend, Management Action, and Relative Value and 2) constructs the Portfolio with an optimizer in order to maximize expected return at a specified level of risk. As a result, stock selection is expected to be the primary driver of excess returns because risk associated with sector/industry bets, risk factor exposures, and the Portfolio’s beta is managed effectively.

All four investment concepts - Earnings Momentum, Price Trend, Management Action, and Relative Value - added value for the year, with Relative Value generating consistently positive results on a quarterly basis. As such, most of the value-added in 2012 was directly related to our model’s exposures within the Portfolio with individual holdings, sector decisions, and other risk factor exposures. With regard to sectors, overweighting health care while underweighting consumer cyclicals also added value, as did our energy exposure where we were overweight in the first half but moved to underweight in the second half.

The best stock selection in 2012 was within the energy, consumer cyclicals, and technology sectors. Overweighting Conns (specialty retail), Delek (oil refining), USG Corp. and Pulte (home builders) were particularly beneficial. Partially offsetting those gains were the negative results from selection within health care, commercial services, and transport. Specifically, overweighting IIT Educational Services (industrial services), Arkansas Best (truck freight), and Nuvasive (medical products) hurt performance. Prior to year end the Portfolio eliminated its positions in Conns, Delek, Pulte, IIT Educational Services, Arkansas Best and Nuvasive.

Despite intermittent retreats in the market due mostly to geopolitical uncertainties, on-average investors were seemingly willing to take risk to achieve returns. As a result, the Portfolio benefited from moderately overweighting risk factors such as earnings variation and leverage while underweighting deeper value factors such as price-to-book and yield. However, we also observed that investors were not willing to bet on future growth, as it may not be realized. As such, underweighting growth nicely contributed to excess returns.

The Portfolio holds Russell index futures solely for the purpose of equitizing cash.

Wellington Management Company, LLP

The team employs a bottom-up stock selection process that utilizes Wellington Management’s proprietary, fundamental research to identify undervalued companies that have the potential for significant outperformance over time. We take a long-term approach, focusing on high-quality companies with a record of above-average rates of profitability that sell at a discount relative to their intrinsic value and the overall small cap market. Companies with a history of above-average profitability are likely to have a strong and sustainable competitive position within a market niche. These companies typically generate strong cash flows that can be used to build the value of their business or fund measures that otherwise benefit shareholders, such as dividend distributions and share repurchases. The quality of a company’s management, its strategic direction, and expectations with regard to the use of current and future cash flows are integral components of our valuation process.

During the period, strong selection in the health care, information technology, and energy sectors contributed most to relative performance. This was offset by weaker stock selection within financials, materials, and industrials. Allocation among sectors, a residual of the bottom-up stock selection process, was positive primarily due to an underweight allocation to the information technology and utilities sectors and an overweight to industrials.

The Portfolio’s largest relative detractors during the period included leading branded office products supplier ACCO Brands, Corp.; United Stationers, Inc., a North American office product wholesaler; and Websense, Inc., a company specializing in web filtering software. Our position in PSS World Medical, a distributor of medical products and equipment to physician offices and assisted living facilities, also detracted from absolute results during the period. PSS World Medical was eliminated from the Portfolio.

The Portfolio’s largest contributors to relative performance during the period included Stage Stores, Inc., a specialty department store operator; ICON PLC, a contract research organization; and MAXIMUS, Inc., an outsourcing provider for government health and human services agencies. The Portfolio’s position in Carlisle Cos., Inc., a diversified industrial manufacturer with significant operations in commercial roofing and specialty tires and wheels, also contributed to absolute returns during the period.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Small Core Portfolio (continued)

(unaudited)

STRATEGY REVIEW (continued)

The Portfolio’s investment approach emphasizes individual stock selection; sector weights are a residual of the process. We do; however, carefully consider diversification across economic sectors to limit risk. As of the end of the period, the Portfolio was most overweight the industrials and health care sectors, and most underweight in financials. Based on our two- to three-year time horizon we continue to find opportunities created by the inefficiencies frequently found among small cap companies.

Richard R. Jandrain III Daniel J. Kapusta Bihag N. Patel, CFA David K. Robinson, CFA	Michael Abata, CFA Anthony Munchak, CFA Glen Murphy, CFA Francis Orlando, CFA Andrew Waisburd	Timothy J. McCormack, CFA Shaun F. Pedersen

Co-Portfolio Managers Fort Washington Investment Advisors, Inc.	Co-Portfolio Managers Invesco Advisers, Inc.	Co-Portfolio Managers Wellington Management Company, LLP

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners Small Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

Domestic investors in the final third of 2012 focused on the presidential election and “Fiscal Cliff,” which created sector volatility month-to-month. The healthcare sector, a normally defensive sector, was significantly pressured in October and didn’t provide its usual protection in the market and portfolio. Additionally, after a period of significant outperformance, many key holdings underperformed in the final third of the year.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners Small Growth Portfolio (the “Portfolio”) returned 1.30%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 14.59%.

STRATEGY REVIEW

After a positive third quarter by all the major indices, the market declined in October as concern shifted to Washington with the presidential election and the resolution of the impending Fiscal Cliff. For the four month period that Ranger managed the Portfolio, the major indices finished mixed while Ranger’s Small-Cap Growth Portfolio underperformed its benchmark, the Russell 2000® Growth index. The technology sector was the largest detractor from performance during the quarter. The sector was particularly weak during 2012 as a slowdown in business capital spending for technology products resulted in lower revenue growth, which led to a decrease in the valuation multiple investors paid for technology stocks. In the healthcare sector near term demand was erratic due to uncertainty in Washington related to the election outcome. Post the election, the healthcare sector performed better, but not enough to offset pressure from October.

The largest detractors from performance during this period were IPC The Hospitalist (“IPC”), Impax Laboratories, Inc (“Impax”), Allot Communications (“Allot”), athenahealth, Inc. (“Athena”) and Approach Resources, Inc (“Approach Resources”). The weakness at IPC was due to lower volumes at hospitals. The position was eliminated prior to year end. Impax declined as investors await resolution of a U.S. Food and Drug Administration (“FDA”) warning letter and approval of a new drug. Allot declined on concerns related to spending levels on their deep packet technology. The position was eliminated prior to year end. Athena’s stock responded to slower sales of their software and the announcement that a business partner is being acquired. Approach Resources fell due to a quarterly production miss in early November caused by a pipeline issue. In early December a new pipeline was brought into service which solved the issue.

The Portfolio experienced positive contributions in the producer durables and materials and processing sectors. The top contributor to performance was Wabtec Corp., which reported strong financial results and increased guidance. Coinstar, Inc., a niche kiosk operator, benefitted from an acceleration of rental activity and the announcement of new partnerships. The key driver of strong performance at Applied Micro Circuits Corp. was a new server chip which investors expect to accelerate 2013 revenue growth. MarketAxess Holdings, Inc., a corporate bond trading platform, benefitted from higher reported trading volumes. Better than expected financial results and 2013 guidance provided the catalyst for MAXIMUS, Inc.

W. Conrad Doenges

Portfolio Manager

Ranger Investment Management, L.P.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Partners Portfolios		Annual Report 2012

Transamerica Partners International Equity Portfolio

(unaudited)

MARKET ENVIRONMENT

Global markets were strong during the year despite the challenging economic environment across much of the world. After a weak second quarter, markets staged a strong finish to the year, fueled by the perception of a resolution to the European sovereign debt issue, expectations for expansionary monetary and fiscal policies in Japan, optimism over a resolution of the Fiscal Cliff in the U.S., and the potential for resumed growth under a new administration in China.

As we begin the New Year, markets seem relatively sanguine about the global economic outlook. While peripheral European countries still face many challenges, the European Central Bank’s pledge to “do whatever it takes” to preserve the Euro has had a stabilizing effect on the sovereign debt situation and bank share prices in the region. Economic data in China appears to be bottoming, and fears of a hard landing are giving way to a more optimistic view. Japan’s recently elected Prime Minister Shinzo Abe is putting pressure on the Bank of Japan to step up its monetary stimulus, and the market now anticipates supportive fiscal policies. The U.S. housing market is showing some signs of recovery, and the Fiscal Cliff has been at least temporarily averted. Despite these reasons for optimism, risks remain. We continue to maintain a balanced posture that incorporates basic value companies, consistent earners, and emerging franchises. We believe the portfolio will retain its all-weather characteristics, and participate in positive market environments while maintaining sensitivity to risk.

PERFORMANCE

For the year ended December 31, 2012, Transamerica Partners International Equity Portfolio (the “Portfolio”) returned 17.35%. By comparison, its benchmark, the Morgan Stanley Capital International All Country World ex-US Index (“MSCI ACWI ex-US”), returned 17.39%.

STRATEGY REVIEW

The Portfolio’s performance was relatively in-line with the MSCI ACWI ex-US during the period, as positive stock selection and a favorable overweight allocation within the consumer discretionary sector was offset by negative stock selection and an unfavorable underweight allocation within the financials sector. Currency hedging had a negligible impact on performance during the period.

On a country basis, Japan and Germany were among the top relative contributors while Israel and the U.K. detracted the most from relative performance.

Top individual contributors included Novo Nordisk A/S, SAP AG, and Volkswagen AG. Novo Nordisk AG continues to execute well, gaining share in the diabetes market through ongoing success of novel drugs like Victoza as well as existing products. Recent excitement regarding the possibility of U.S. Food and Drug Administration (“FDA”) approval for Victoza in the treatment of obesity has also lifted the stock. SAP AG’s strong results are being helped by recovery in the U.S. as well as enthusiasm for new software solution HANA. Volkswagen AG’s global auto business continued to gain share, and a move toward a common platform should have a positive influence on margin development.

Individual detractors included Tesco, Canadian Natural Resources, and BG Group PLC. Tesco and Canadian Natural Resources were sold during the year. Tesco’s CEO announced a new plan to regain market share through restructuring and increased spending, which will have a dampening effect on margins near term. Canadian Natural Resources revised down production guidance due to issues at their Horizon oil sands project, and was hurt by the lag of Canadian oil prices versus WTI and Brent. BG Group PLC fell after announcing disappointing guidance. Output growth has been hampered by delays in projects in the North Sea and Brazil and disappointing production in Egypt.

William V. Fries, CFA

Wendy Trevisani

Lei Wang, CFA

Co-Portfolio Managers

Thornburg Investment Management, Inc.

Transamerica Partners Portfolios		Annual Report 2012

Schedules of Investments Composition

At December 31, 2012

(the following charts summarize the Schedule of Investments of each portfolio by asset type)

(unaudited)

Transamerica Partners Money Market Portfolio	% of Net Assets
Commercial Paper	19.8%
Short-Term U.S. Government Obligations	18.6
Certificates of Deposit	18.0
U.S. Government Agency Obligations	13.7
Repurchase Agreements	12.0
U.S. Government Obligations	10.7
Short-Term Foreign Government Obligations	4.2
Corporate Debt Securities	3.0
Other Assets and Liabilities - Net	0.0	(A)
Total	100.0%

Transamerica Partners High Quality Bond Portfolio	% of Net Assets
Corporate Debt Securities	34.8%
Asset-Backed Securities	26.9
Mortgage-Backed Securities	15.2
U.S. Government Obligations	14.2
Securities Lending Collateral	4.2
U.S. Government Agency Obligations	3.5
Repurchase Agreement	2.7
Foreign Government Obligations	2.3
Other Assets and Liabilities - Net	(3.8)
Total	100.0%

Transamerica Partners Inflation-Protected Securities Portfolio	% of Net Assets
U.S. Government Obligations	87.7%
Short-Term Investment Company	6.9
Foreign Government Obligations	4.2
Securities Lending Collateral	2.0
Structured Notes Debt	0.5
Purchased Swaptions	0.2
Mortgage-Backed Security	0.0	(A)
Purchased Options	0.0	(A)
Other Assets and Liabilities - Net(B)	(1.5)
Total	100.0%

Transamerica Partners Core Bond Portfolio	% of Net Assets
U.S. Government Agency Obligations	52.0%
Corporate Debt Securities	29.9
Mortgage-Backed Securities	12.9
Asset-Backed Securities	11.8
Foreign Government Obligations	5.5
Securities Lending Collateral	3.8
Short-Term Investment Company	2.9
U.S. Government Obligations	2.7
Preferred Corporate Debt Securities	0.6
Structured Notes Debt	0.6
Municipal Government Obligations	0.3
Preferred Stocks	0.2
Purchased Swaptions	0.0	(A)
Purchased Option	0.0	(A)
Repurchase Agreement	0.0	(A)
Warrant	0.0	(A)
Other Assets and Liabilities - Net(B)	(23.2)
Total	100.0%

Transamerica Partners High Yield Bond Portfolio	% of Net Assets
Corporate Debt Securities	86.8%
Loan Assignments	7.4
Repurchase Agreement	3.0
Common Stocks	0.5
Structured Notes Debt	0.4
Preferred Stock	0.3
Convertible Preferred Stock	0.1
Right	0.0	(A)
Warrants	0.0	(A)
Convertible Bonds	0.0	(A)
Preferred Corporate Debt Security	0.0	(A)
Investment Company	0.0	(A)
Other Assets and Liabilities - Net	1.5
Total	100.0%

Transamerica Partners Balanced Portfolio	% of Net Assets
Common Stocks	58.7%
U.S. Government Agency Obligation	21.3
Corporate Debt Securities	11.0
Securities Lending Collateral	6.3
Mortgage-Backed Securities	5.1
Asset-Backed Securities	4.0
Foreign Government Obligations	2.1
U.S. Government Obligations	2.0
Short-Term Investment Company	1.3
Repurchase Agreement	0.8
Preferred Corporate Debt Securities	0.2
Structured Notes Debt	0.2
Short-Term U.S. Government Obligation	0.1
Municipal Government Obligations	0.1
Preferred Stocks	0.1
Warrants	0.1
Purchased Option	0.0	(A)
Other Assets and Liabilities - Net(B)	(13.4)
Total	100.0%

Transamerica Partners Large Value Portfolio	% of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	4.1
Other Assets and Liabilities - Net	(2.4)
Total	100.0%

Transamerica Partners Large Core Portfolio	% of Net Assets
Common Stocks	98.5%
Securities Lending Collateral	5.0
Repurchase Agreement	1.5
Other Assets and Liabilities - Net	(5.0)
Total	100.0%

Transamerica Partners Large Growth Portfolio	% of Net Assets
Common Stocks	97.5%
Securities Lending Collateral	4.3
Repurchase Agreement	2.6
Other Assets and Liabilities - Net	(4.4)
Total	100.0%

Transamerica Partners Portfolios	Annual Report 2012

Schedules of Investments Composition (continued)

At December 31, 2012

(the following charts summarize the Schedule of Investments of each portfolio by asset type)

(unaudited)

Transamerica Partners Mid Value Portfolio	% of Net Assets
Common Stocks	95.3%
Repurchase Agreement	5.0
Securities Lending Collateral	4.8
Other Assets and Liabilities - Net	(5.1)
Total	100.0%

Transamerica Partners Mid Growth Portfolio	% of Net Assets
Common Stocks	99.8%
Securities Lending Collateral	25.5
Repurchase Agreement	0.3
Other Assets and Liabilities - Net	(25.6)
Total	100.0%

Transamerica Partners Small Value Portfolio	% of Net Assets
Common Stocks	96.6%
Securities Lending Collateral	25.3
Repurchase Agreement	3.7
Other Assets and Liabilities - Net	(25.6)
Total	100.0%

Transamerica Partners Small Core Portfolio	% of Net Assets
Common Stocks	98.3%
Securities Lending Collateral	25.7
Repurchase Agreement	1.6
Short-Term U.S. Government Obligation	0.1
Other Assets and Liabilities - Net(B)	(25.7)
Total	100.0%

Transamerica Partners Small Growth Portfolio	% of Net Assets
Common Stocks	97.8%
Securities Lending Collateral	23.8
Repurchase Agreement	2.6
Warrant	0.0	(A)
Other Assets and Liabilities - Net	(24.2)
Total	100.0%

Transamerica Partners International Equity Portfolio	% of Net Assets
Common Stocks	95.5%
Securities Lending Collateral	7.5
Preferred Stock	2.0
Repurchase Agreement	2.0
Other Assets and Liabilities - Net(B)	(7.0)
Total	100.0%

(A)	Amount rounds to less than 0.1% or (0.1)%.

(B)

The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Foreign Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, Securities Sold Short, TBA Short Commitments, and Cash Collateral.

Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

COMMERCIAL PAPER ▲ - 19.8%
Commercial Banks - 8.2%
Australia & New Zealand Banking Group, Ltd.
0.18%, 02/07/2013 - 144A	$19,150	$19,145
Commonwealth Bank of Australia
0.23%, 05/08/2013 - 144A	17,800	17,800
DNB Bank ASA
0.23%, 03/18/2013 - 144A	12,800	12,794
KFW
0.20%, 03/07/2013 - 144A	14,100	14,095
Skandinaviska Enskilda Banken AB
0.30%, 04/08/2013	14,100	14,100
Diversified Financial Services - 3.9%
GlaxoSmithKline Finance PLC
0.15%, 01/04/2013 - 144A	17,900	17,899
JPMorgan Chase & Co.
0.25%, 04/08/2013	10,200	10,193
Svenska Handelsbanken, Inc.
0.24%, 02/01/2013 - 144A	9,350	9,348
Food & Staples Retailing - 1.9%
Wal-Mart Stores, Inc.
0.10%, 01/24/2013 - 144A	17,600	17,599
Household Products - 0.9%
Procter & Gamble Co.
0.15%, 01/10/2013 - 144A	8,300	8,300
IT Services - 1.1%
International Business Machines Corp.
0.07%, 01/03/2013 - 144A	10,100	10,100
Metals & Mining - 1.8%
BHP Billiton Finance USA, Ltd.
0.14%, 01/28/2013 - 144A	4,650	4,650
0.17%, 01/14/2013 - 144A	12,600	12,599
Oil, Gas & Consumable Fuels - 2.0%
Chevron Corp.
0.12%, 01/17/2013 - 144A	19,150	19,149

Total Commercial Paper (cost $187,771)		187,771

CERTIFICATES OF DEPOSIT ▲ - 18.0%
Commercial Banks - 18.0%
Bank of Montreal
0.20%, 01/03/2013	13,300	13,300
Bank of Nova Scotia
0.29%, 06/13/2013	18,700	18,700
HSBC Bank PLC
0.20%, 03/25/2013 - 144A	23,600	23,600
JPMorgan Chase Bank
0.22%, 03/12/2013	7,750	7,750
National Australia Bank, Ltd.
0.24%, 04/30/2013	17,900	17,900
Nordea Bank Fld PLC
0.36%, 02/19/2013	13,300	13,303
Royal Bank of Canada
0.43%, 04/10/2013	12,350	12,350
Standard Chartered Bank
0.48%, 01/10/2013	17,400	17,400
Svenska Handelsbanken
0.28%, 04/15/2013	10,650	10,650
Toronto-Dominion Bank
0.20%, 01/16/2013	14,900	14,900
Westpac Banking Corp.
0.31%, 02/11/2013	20,850	20,850

Total Certificates of Deposit (cost $170,703)		170,703

	Principal (000’s)	Value (000’s)

CORPORATE DEBT SECURITIES - 3.0%
Commercial Banks - 0.5%
KFW
0.31%, 02/22/2013 *	$5,050	$5,051
Pharmaceuticals - 2.5%
Johnson & Johnson
0.70%, 05/15/2013	5,100	5,109
Novartis Capital Corp.
1.90%, 04/24/2013	6,000	6,030
Sanofi
0.51%, 03/28/2013 *	12,350	12,359

Total Corporate Debt Securities (cost $28,549)		28,549

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS ▲ - 4.2%
IADB Discount Notes
0.14%, 02/19/2013	5,250	5,249
0.15%, 02/07/2013	15,250	15,248
World Bank Discount Notes
0.10%, 01/07/2013	19,150	19,149

Total Short-Term Foreign Government Obligations
(cost $39,646)		39,646

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS ▲ - 18.6%
Fannie Mae
0.10%, 02/06/2013	21,400	21,398
0.13%, 02/13/2013 - 02/20/2013	32,900	32,895
0.15%, 03/06/2013	15,350	15,346
0.16%, 04/01/2013	4,600	4,598
Freddie Mac
0.11%, 05/17/2013	9,300	9,296
0.12%, 03/13/2013	12,700	12,697
0.13%, 01/22/2013 - 02/01/2013	23,550	23,547
0.14%, 01/28/2013	25,450	25,448
0.15%, 02/04/2013	9,000	8,999
0.16%, 02/19/2013	12,450	12,447
U.S. Treasury Bill
0.03%, 01/24/2013	9,350	9,350
Total Short-Term U.S. Government Obligations

(cost $176,021)		176,021

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.7%
Fannie Mae
0.08%, 03/20/2013 ▲	5,200	5,199
0.11%, 01/17/2013 ▲	12,750	12,749
Freddie Mac
0.07%, 03/18/2013 ▲	12,200	12,198
0.13%, 01/09/2013 - 01/23/2013 ▲	25,300	25,299
0.15%, 01/18/2013 - 02/06/2013 ▲	19,000	18,999
0.16%, 06/17/2013 *	6,400	6,400
0.17%, 03/21/2013 *	30,300	30,301
0.25%, 04/18/2013	19,250	19,252
Total U.S. Government Agency Obligations

(cost $130,397)		130,397

U.S. GOVERNMENT OBLIGATIONS - 10.7%
U.S. Treasury Note
0.50%, 05/31/2013	22,400	22,430
0.63%, 04/30/2013	16,700	16,728
1.38%, 01/15/2013 - 05/15/2013	61,750	61,888

Total U.S. Government Obligations (cost $101,046)		101,046

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Money Market Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENTS - 12.0%
Barclays Bank PLC 0.20%▲ , dated 12/31/2012, to be repurchased at $36,400 on 01/02/2013. Collateralized by a U.S. Government Obligation, 4.50%, due 05/15/2038, and with a value of $37,128.	$36,400	$36,400
Deutsche Bank AG 0.20%▲ , dated 12/31/2012, to be repurchased at $4,800 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 1.25%, due 09/28/2016, and with a value of $4,896.	4,800	4,800
Goldman Sachs 0.20%▲ , dated 12/31/2012, to be repurchased at $34,700 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 0.25%, due 01/16/2015, and with a value of $35,396.	34,700	34,700
HSBC Bank USA 0.16%▲ , dated 12/31/2012, to be repurchased at $16,640 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 1.55% - 7.25%, due 06/08/2018 - 11/15/2030, and with a total value of $16,974.	16,640	16,640

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENTS (continued)
JPMorgan Chase & Co. 0.18%▲ , dated 12/31/2012, to be repurchased at $9,600 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.25%, due 08/15/2015, and with a value of $9,796.	$9,600	$9,600
JPMorgan Chase & Co. 0.18%▲ , dated 12/26/2012, to be repurchased at $11,900 on 01/02/2013. Collateralized by a U.S. Government Obligation, 0.25%, due 08/15/2015, and with a value of $12,139.	11,900	11,900
State Street Bank & Trust Co. 0.03%▲ , dated 12/31/2012, to be repurchased at $7 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 06/01/2032, and with a value of $10.	7	7

Total Repurchase Agreements (cost $114,047)		114,047

Total Investment Securities (cost $948,180)		948,180
Other Assets and Liabilities - Net		178

Net Assets		$948,358

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
Aggregate cost for federal income tax purposes is $948,180, which equals the book cost; therefore, net unrealized appreciation and deprecation is $0.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $187,078, or 19.73% of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Certificates of Deposit	$—	$170,703	$—	$170,703
Commercial Paper	—	187,771	—	187,771
Corporate Debt Securities	—	28,549	—	28,549
Repurchase Agreements	—	114,047	—	114,047
Short-Term Foreign Government Obligations	—	39,646	—	39,646
Short-Term U.S. Government Obligations	—	176,021	—	176,021
U.S. Government Agency Obligations	—	130,397	—	130,397
U.S. Government Obligations	—	101,046	—	101,046
Total	$—	$948,180	$—	$948,180

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 14.2%
U.S. Treasury Inflation Indexed Note
1.25%, 04/15/2014	$3,826	$3,944
U.S. Treasury Note
0.13%, 07/31/2014	14,000	13,976
0.25%, 08/31/2014 - 10/15/2015	37,000	36,970

Total U.S. Government Obligations (cost $54,800)		54,890

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.5%
Fannie Mae
2.50%, 05/15/2014	950	979
4.00%, 07/25/2033	5	5
5.50%, 12/01/2022	491	533
6.00%, 07/01/2014 - 09/01/2014	48	49
Freddie Mac
3.38%, 03/15/2018	1,134	1,169
4.00%, 09/15/2017	19	19
5.50%, 04/01/2017	171	184
6.50%, 02/01/2013 - 04/01/2013	4	4
Ginnie Mae
5.59%, 11/20/2059	4,132	4,590
5.65%, 06/20/2059	4,734	5,301
5.75%, 12/15/2022	640	709
Total U.S. Government Agency Obligations

(cost $13,219)		13,542

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
Province of Ontario Canada
2.30%, 05/10/2016	4,795	5,045
Province of Quebec Canada
4.88%, 05/05/2014 ^	3,650	3,870

Total Foreign Government Obligations (cost $8,735)		8,915

MORTGAGE-BACKED SECURITIES - 15.2%
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A2
3.76%, 04/15/2044 - 144A	3,000	3,246
Commercial Mortgage Pass-Through Certificates
Series 2001-J2A, Class B
6.30%, 07/16/2034 - 144A	2,425	2,424
Series 2006-C8, Class A3
5.31%, 12/10/2046	5,690	5,868
Series 2012-9W57, Class A
2.37%, 02/10/2029 - 144A	4,050	4,247
Credit Suisse Mortgage Capital Certificates
Series 2007-C5, Class A2
5.59%, 09/15/2040	561	560
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A2
5.17%, 08/15/2048	228	228
DBUBS Mortgage Trust
Series 2011-LC1A, Class A1
3.74%, 11/10/2046 - 144A	4,326	4,679
Series 2011-LC3A, Class A2
3.64%, 08/10/2044	1,400	1,523
GS Mortgage Securities Corp. II
Series 2006-GG6, Class A2
5.51%, 04/10/2038 *	380	392

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II (continued)
Series 2006-GG8, Class AAB
5.54%, 11/10/2039	$3,618	$3,753
Series 2007-GG10, Class AAB
5.79%, 08/10/2045 *	4,575	4,833
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2007-C1, Class A3
5.79%, 02/15/2051	7,000	7,327
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027 *	1,548	1,548
Series 2003-C7, Class A4
4.93%, 09/15/2035 *	1,146	1,165
Series 2005-C7, Class A2
5.10%, 11/15/2030	24	24
Series 2006-C4, Class AAB
5.84%, 06/15/2032 *	2,710	2,858
Series 2007-C2, Class A2
5.30%, 02/15/2040	519	519
Merrill Lynch Mortgage Trust
Series 2005-MKB2, Class A2
4.81%, 09/12/2042	477	478
Series 2006-C1, Class A2
5.64%, 05/12/2039 *	214	215
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class A2
5.91%, 08/12/2049 *	1,696	1,768
Sequoia Mortgage Trust
Series 2012-2, Class A2
3.50%, 04/25/2042 *	966	981
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class A3
5.25%, 12/15/2043	1,745	1,781
Series 2007-C30, Class APB
5.29%, 12/15/2043	4,303	4,408
Series 2007-C33, Class A3
5.92%, 02/15/2051 *	3,722	3,894

Total Mortgage-Backed Securities (cost $57,874)		58,719

ASSET-BACKED SECURITIES - 26.9%
AmeriCredit Automobile Receivables Trust
Series 2009-1, Class B
9.79%, 04/15/2014	459	468
Avis Budget Rental Car Funding AESOP LLC
Series 2010-5A, Class A
3.15%, 03/20/2017 - 144A	2,000	2,115
BMW Vehicle Owner Trust
Series 2010-A, Class A4
2.10%, 10/25/2016	4,000	4,034
Capital One Multi-Asset Execution Trust
Series 2007-A7, Class A7
5.75%, 07/15/2020	1,000	1,216
CarMax Auto Owner Trust
Series 2010-2, Class A3
1.41%, 02/16/2015	1,539	1,544
CenterPoint Energy Transition Bond Co., LLC
Series 2009-1, Class A1
1.83%, 02/15/2016	2,663	2,704

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust
Series 2012-A3, Class A3
0.79%, 06/15/2017	$3,000	$3,019
Series 2012-A5, Class A5
0.59%, 08/15/2017	3,875	3,878
Citibank Credit Card Issuance Trust
Series 2009-A4, Class A4
4.90%, 06/23/2016	2,100	2,238
CNH Equipment Trust
Series 2009-C, Class A4
3.00%, 08/17/2015	1,184	1,192
Series 2009-C, Class B
4.98%, 04/15/2016	500	505
Series 2010-A, Class B
4.04%, 09/15/2016	2,175	2,226
Series 2010-B, Class A4
1.74%, 01/17/2017	4,400	4,445
Series 2011-B, Class A4
1.29%, 09/15/2017	3,495	3,548
Series 2012-C, Class B
1.30%, 03/16/2020	640	640
Detroit Edison Securitization Funding LLC
Series 2001-1, Class A6
6.62%, 03/01/2016	2,750	2,993
Discover Card Master Trust
Series 2007-A1, Class A1
5.65%, 03/16/2020	4,000	4,841
Entergy Texas Restoration Funding LLC
Series 2009-A, Class A1
1.00%, 02/01/2016	1,178	1,198
Ford Credit Auto Owner Trust
Series 2010-A, Class A3
1.32%, 06/15/2014	262	262
Series 2010-B, Class A4
1.58%, 09/15/2015	2,725	2,756
Series 2010-B, Class B
2.54%, 02/15/2016	5,500	5,680
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class A1
1.50%, 09/15/2015	2,000	2,014
Series 2012-4, Class B
0.94%, 09/15/2016	555	555
GE Capital Credit Card Master Note Trust
Series 2012-1, Class A
1.03%, 01/15/2018	4,400	4,445
Series 2012-5, Class B
1.51%, 06/15/2018	1,850	1,864
GE Equipment Transportation LLC
Series 2011-1, Class A4
1.33%, 05/20/2019	1,000	1,007
Huntington Auto Trust
Series 2011-1A, Class A4
1.31%, 11/15/2016 - 144A	2,000	2,029
Series 2011-1A, Class B
1.84%, 01/17/2017 - 144A	1,500	1,532
Hyundai Auto Receivables Trust
Series 2010-B, Class A4
1.63%, 03/15/2017	2,000	2,038
Series 2011-A, Class A4
1.78%, 12/15/2015	3,000	3,054

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust (continued)
Series 2012-C, Class C
1.42%, 02/15/2019	$1,010	$1,010
John Deere Owner Trust
Series 2012-B, Class A4
0.69%, 01/15/2019	1,440	1,443
Macquarie Equipment Funding Trust
Series 2011-A, Class A3
1.91%, 04/20/2017 - 144A	1,800	1,813
Massachusetts RRB Special Purpose Trust
Series 2005-1, Class A4
4.40%, 03/15/2015	475	479
MBNA Credit Card Master Note Trust
Series 2004-B1, Class B1
4.45%, 08/15/2016	1,100	1,150
Mercedes-Benz Auto Receivables Trust
Series 2010-1, Class A3
1.42%, 08/15/2014	382	383
MMAF Equipment Finance LLC
Series 2009-AA, Class A4
3.51%, 01/15/2030 - 144A	5,118	5,276
Series 2011-AA, Class A3
1.27%, 09/15/2015 - 144A	1,350	1,356
North Carolina State Education Assistance Authority
Series 2011-2, Class A1
0.77%, 10/26/2020 *	858	852
Railcar Leasing LLC
Series 1, Class A2
7.13%, 01/15/2013 - 144A	701	708
SMART Trust
Series 2012-4US, Class A4A
1.25%, 08/14/2018	1,100	1,098
Toyota Auto Receivables Owner Trust
Series 2010-A, Class A3
1.27%, 12/16/2013	231	231
USAA Auto Owner Trust
Series 2009-2, Class A4
2.53%, 06/17/2013	665	668
Volkswagen Auto Loan Enhanced Trust
Series 2010-1, Class A4
2.14%, 08/22/2016	1,475	1,487
Series 2011-1, Class A3
1.22%, 06/22/2015 ^	2,954	2,969
World Financial Network Credit Card Master Trust
Series 2009-D, Class A
4.66%, 05/15/2017	1,250	1,278
Series 2010-A, Class A
3.96%, 04/15/2019	4,750	5,122
World Omni Auto Receivables Trust
Series 2010-A, Class A4
2.21%, 09/15/2013	1,779	1,795
World Omni Automobile Lease Securitization Trust
Series 2011-A, Class A3
1.49%, 10/15/2014	3,750	3,770
Series 2012-A, Class B
1.49%, 02/15/2018	865	869

Total Asset-Backed Securities (cost $102,865)		103,797

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

CORPORATE DEBT SECURITIES - 34.8%
Aerospace & Defense - 0.4%
Lockheed Martin Corp.
2.13%, 09/15/2016	$1,320	$1,368
Beverages - 3.3%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 03/26/2013	4,700	4,721
Bottling Group LLC
6.95%, 03/15/2014	4,210	4,527
Diageo Finance BV
5.50%, 04/01/2013	3,320	3,362
Capital Markets - 2.4%
Goldman Sachs Group, Inc.
3.63%, 02/07/2016 ^	3,005	3,181
Morgan Stanley - Series GMTN
0.65%, 01/09/2014 * ^	6,100	6,057
Chemicals - 0.7%
Airgas, Inc.
4.50%, 09/15/2014 ^	2,591	2,734
Commercial Banks - 5.9%
Bank of Montreal
1.40%, 09/11/2017 ^	3,460	3,473
Bank of Nova Scotia
1.38%, 01/12/2015 *	3,875	3,933
Credit Suisse
5.50%, 05/01/2014	4,230	4,501
KFW
1.00%, 01/12/2015 ^	1,250	1,264
PNC Funding Corp.
2.70%, 09/19/2016 ^	4,175	4,411
Wells Fargo Bank NA - Series AI
4.75%, 02/09/2015	5,000	5,369
Consumer Finance - 2.6%
American Express Credit Corp.
1.16%, 06/24/2014 * ^	4,345	4,385
2.38%, 03/24/2017	3,305	3,458
Capital One Financial Corp.
2.13%, 07/15/2014	2,195	2,234
Diversified Consumer Services - 1.7%
Yale University
2.90%, 10/15/2014	6,250	6,522
Diversified Financial Services - 7.3%
Bank of America Corp.
4.90%, 05/01/2013	3,025	3,066
Citigroup, Inc.
5.50%, 10/15/2014	4,625	4,962
CME Group, Inc.
5.40%, 08/01/2013	2,275	2,340
Ford Motor Credit Co. LLC
3.98%, 06/15/2016	1,750	1,858
4.21%, 04/15/2016	2,060	2,197
General Electric Capital Corp.
1.63%, 07/02/2015	7,700	7,827
JPMorgan Chase & Co.
2.00%, 08/15/2017 ^	5,610	5,731
Diversified Telecommunication Services - 0.3%
Nippon Telegraph & Telephone Corp.
1.40%, 07/18/2017	1,300	1,316

	Principal (000’s)	Value (000’s)

Electric Utilities - 1.1%
Hydro-Quebec
1.38%, 06/19/2017	$4,160	$4,216
Food & Staples Retailing - 0.3%
CVS Caremark Corp.
3.25%, 05/18/2015	1,100	1,166
Insurance - 3.8%
Berkshire Hathaway, Inc.
3.20%, 02/11/2015	2,465	2,595
Metropolitan Life Global Funding I
2.50%, 09/29/2015 - 144A	7,285	7,600
5.13%, 06/10/2014 - 144A	430	457
New York Life Global Funding
5.38%, 09/15/2013 - 144A	3,745	3,868
Machinery - 1.0%
Caterpillar, Inc.
1.38%, 05/27/2014	3,775	3,821
Media - 0.7%
Comcast Corp.
5.30%, 01/15/2014	2,600	2,728
Office Electronics - 0.8%
Xerox Corp.
8.25%, 05/15/2014	3,005	3,278
Oil, Gas & Consumable Fuels - 2.0%
Shell International Finance BV
4.00%, 03/21/2014	4,025	4,202
Total Capital Canada, Ltd.
1.63%, 01/28/2014 ^	1,960	1,987
Total Capital SA
3.00%, 06/24/2015	1,500	1,584
Pharmaceuticals - 0.5%
Novartis Capital Corp.
4.13%, 02/10/2014	2,015	2,096

Total Corporate Debt Securities (cost $131,127)		134,395

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 4.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	16,134,143	16,134
Total Securities Lending Collateral (cost $16,134)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $10,235 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.50%, due 10/20/2027 - 06/01/2032, and with a total value of $10,447.	$10,235	10,235
Total Repurchase Agreement (cost $10,235)
Total Investment Securities (cost $394,989)		400,627
Other Assets and Liabilities - Net		(14,581)

Net Assets		$386,046

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Quality Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $15,806.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $394,989. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,411 and $773, respectively. Net unrealized appreciation for tax purposes is $5,638.

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $41,350, or 10.71% of the portfolio’s net assets.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$103,797	$—	$103,797
Corporate Debt Securities	—	134,395	—	134,395
Foreign Government Obligations	—	8,915	—	8,915
Mortgage-Backed Securities	—	58,719	—	58,719
Repurchase Agreement	—	10,235	—	10,235
Securities Lending Collateral	16,134	—	—	16,134
U.S. Government Agency Obligations	—	13,542	—	13,542
U.S. Government Obligations	—	54,890	—	54,890
Total	$16,134	$384,493	$—	$400,627

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS - 87.7%
U.S. Treasury Bond
2.75%, 08/15/2042 - 11/15/2042	$2,575	$2,483
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	11,968	13,108
1.75%, 01/15/2028	9,236	11,956
2.00%, 01/15/2026	3,724	4,883
2.13%, 02/15/2040 - 02/15/2041	14,839	21,850
2.38%, 01/15/2025 - 01/15/2027	24,811	33,657
2.50%, 01/15/2029	7,229	10,311
3.38%, 04/15/2032	927	1,528
3.63%, 04/15/2028	9,303	14,747
3.88%, 04/15/2029	11,285	18,705
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/2016 - 07/15/2022	55,875	59,469
0.13%, 04/15/2017 ^	2,960	3,170
0.50%, 04/15/2015	18,631	19,440
0.63%, 07/15/2021	7,119	8,092
1.13%, 01/15/2021	4,542	5,334
1.25%, 04/15/2014 ^	9,772	10,074
1.38%, 01/15/2020 g	8,801	10,433
1.63%, 01/15/2015	2,653	2,819
1.88%, 07/15/2013 - 07/15/2015	12,162	12,854
1.88%, 07/15/2019 g	466	567
2.00%, 01/15/2014 - 01/15/2016	14,163	14,965
2.13%, 01/15/2019	3,992	4,847
2.50%, 07/15/2016	8,515	9,785
U.S. Treasury Note
0.88%, 04/30/2017	2,120	2,146
1.63%, 11/15/2022 ^	1,915	1,894

Total U.S. Government Obligations (cost $277,055)		299,117

FOREIGN GOVERNMENT OBLIGATIONS - 4.2%
Deutsche Bundesrepublik Inflation Linked Bond
1.50%, 04/15/2016	EUR5,368	7,703
Hellenic Republic Government Bond
0.00%, 10/15/2042 *	366	3
International Bank for Reconstruction & Development CPI
2.09%, 12/10/2013 *	$315	316
Italy Buoni Poliennali del Tesoro
2.10%, 09/15/2016	EUR4,180	5,588
2.15%, 09/15/2014	623	841

Total Foreign Government Obligations (cost $13,995)		14,451

MORTGAGE-BACKED SECURITY - 0.0% ¥
GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class A4
4.55%, 12/10/2041	$128	128
Total Mortgage-Backed Security (cost $123)

STRUCTURED NOTES DEBT - 0.5%
Consumer Finance - 0.3%
SLM Corp.
4.23%, 01/31/2014 *	900	905

	Principal (000’s)	Value (000’s)

Diversified Financial Services - 0.2%
Bear Stearns Cos. LLC
5.37%, 03/10/2014 *	$649	$661

Total Structured Notes Debt (cost $1,509)		1,566

	Shares	Value (000’s)

SHORT-TERM INVESTMENT COMPANY - 6.9%
Capital Markets - 6.9%
BlackRock Provident TempFund 24	23,400,564	23,401
Total Short-Term Investment Company (cost $23,401)

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTIONS - 0.0% ¥
Call Options - 0.0% ¥
OTC- USD vs. JPY	$3,565	¿
Exercise Price $100.00
Expires 03/28/2013
Counterparty: CITI

Put Options - 0.0% ¥
OTC- AUD vs. JPY	AUD3,275	1
Exercise Price $87.00
Expires 01/10/2013
Counterparty: DUB

30-Year U.S. Treasury Note Future	$44	51
Exercise Price $147.00
Expires 01/25/2013

Total Purchased Options (cost $78)		52

PURCHASED SWAPTIONS - 0.2%
Call Options - 0.0% ¥
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 1.25%, European Style	4,000	50
Expires 10/18/2013
Counterparty: DUB

OTC- If exercised the Series receives floating 3 month LIBOR, and pays 2.40%, European Style	8,200	9
Expires 02/15/2013
Counterparty: CITI

OTC- If exercised the Series receives floating 3 month LIBOR, and pays 2.43%, European Style	4,600	¿
Expires 01/07/2013
Counterparty: CITI

Put Options - 0.2%
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 1.25%, European Style	4,000	29
Expires 10/18/2013
Counterparty: DUB

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Notional Amount (000’s)	Value (000’s)

Put Options (continued)
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 2.50%, European Style	EUR3,200	$474
Expires 06/08/2022
Counterparty: DUB

OTC- If exercised the Series receives floating 3 month LIBOR, and pays 3.90%, European Style	$3,600	2
Expires 09/19/2013 Counterparty: CITI

Total Purchased Swaptions (cost $724)		564

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	6,808,508	6,809
Total Securities Lending Collateral (cost $6,809)

Total Investment Securities (cost $323,694)		346,088
Other Assets and Liabilities - Net		(4,952)

Net Assets		$341,136

	Notional Amount (000’s)	Value (000’s)

WRITTEN OPTIONS - (0.0)% ¥
Call Options - (0.0)% ¥
OTC- USD vs. JPY	$1,705	$(24)
Exercise Price $87.00
Expires 3/19/2013
Counterparty: GSC
OTC- Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	EUR1,070	(65)
Index Value 2.50 Expires 4/26/2022 Counterparty: DUB
Put Options - (0.0)% ¥
30-Year U.S. Treasury Note Future	$44	(15)
Exercise Price $144.00
Expires 1/25/2013

Total Written Options (premiums: $(94))		(104)

WRITTEN SWAPTIONS:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)

Call-OTC 10-Year Interest Rate Swap	CITI	3-Month USD LIBOR BBA	Receive	2.15%	09/09/2013	$3,600	$(81)	$(98)
Call- OTC 30-Year Interest Rate Swap	CITI	3-Month USD LIBOR BBA	Receive	2.10	02/15/2013	8,200	(37)	(¿)
Call- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Receive	1.25	06/27/2014	4,500	(47)	(44)
Call- OTC 5-Year Interest Rate Swap	BCLY	3-Month USD LIBOR BBA	Receive	1.25	08/18/2014	8,000	(55)	(73)
Put- OTC 20-Year Interest Rate Swap	DUB	6-Month EUR EURIBOR	Pay	4.50	06/08/2022	EUR3,200	(151)	(191)
Put- OTC 5-Year Interest Rate Swap	DUB	3-Month USD LIBOR BBA	Pay	2.25	06/27/2014	$4,500	(47)	(24)
Put- OTC 5-Year Interest Rate Swap	BCLY	3-Month USD LIBOR BBA	Pay	2.25	08/18/2014	8,000	(120)	(54)

							$(538)	$(484)

CENTRALLY CLEARED SWAP AGREEMENTS:

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized (Depreciation) (000’s)

3-Month USD-LIBOR	0.44%	08/30/2014	USD	$22,400	$(23)	$—	$(23)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

OVER THE COUNTER SWAP AGREEMENTS: b e

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)

3-Month USD-LIBOR	0.38%	11/15/2014	DUB	USD	$8,000	$2	$—	$2
3-Month USD-LIBOR	1.63	11/19/2022	CITI	USD	2,300	42	—	42
3-Month USD-LIBOR	2.49	07/09/2042	DUB	USD	1,000	65	—	65
3-Month USD-LIBOR	2.51	08/10/2042	DUB	USD	1,000	61	—	61
3-Month USD-LIBOR	2.72	08/21/2042	DUB	USD	1,000	17	—	17
3-Month USD-LIBOR	2.58	11/29/2042	DUB	USD	1,400	66	—	66
U.S. CPI Urban Consumers NAS	1.84	10/25/2015	MSC	USD	4,730	125	—	125

						$378	$—	$378

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized Appreciation (Depreciation) (000’s)

3-Month USD-LIBOR	0.80%	12/17/2017	DUB	USD	$3,800	$(10)	$—	$(10)
3-Month USD-LIBOR	1.24	12/17/2019	GSC	USD	3,000	(12)	—	(12)
U.S. CPI Urban Consumers NAS	1.00	10/25/2020	MSC	USD	2,495	(46)	—	(46)
U.S. CPI Urban Consumers NAS	2.67	06/23/2021	DUB	USD	4,345	61	—	61

						$(7)	$—	$(7)

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)

10-Year U.S. Treasury Note	Long	282	03/19/2013	$(89)
2-Year U.S. Treasury Note	Long	85	03/28/2013	4
30-Year U.S. Treasury Bond	Short	(146)	03/19/2013	292
5-Year U.S. Treasury Note	Long	121	03/28/2013	(10)
German Euro Bund	Short	(32)	03/07/2013	(51)
U.K. Long Gilt Bond	Short	(12)	03/26/2013	8
Ultra Long U.S. Treasury Bond	Short	(31)	03/19/2013	82

				$236

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)

EUR	BNP	(3,900)	01/23/2013	$(5,061)	$(87)
EUR	JPM	(1,503)	01/23/2013	(1,950)	(34)
EUR	UBS	(541)	01/23/2013	(692)	(22)
EUR	GSC	(1,078)	01/23/2013	(1,376)	(47)
EUR	UBS	290	01/23/2013	376	7
EUR	JPM	(1,713)	01/23/2013	(2,197)	(65)
EUR	UBS	(870)	01/23/2013	(1,126)	(23)
EUR	JPM	(515)	01/23/2013	(683)	3
EUR	UBS	(1,630)	02/06/2013	(2,094)	(59)
JPY	UBS	(362,297)	02/20/2013	(4,424)	239

					$(88)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (000’s)

NOK	GSC	4,838	02/20/2013	$861	$8
AUD	GSC	(825)	02/20/2013	(861)	8

					$16

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BCLY	$(127)	$—	$(127)
BNP	(87)	—	(87)
CITI	(45)	—	(45)
DUB	492	(400)	92
GSC	(67)	—	(67)
JPM	(96)	—	(96)
MSC	79	70	149
UBS	142	—	142

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $6,673.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
g	All or a portion of this security has been segregated as collateral with the broker to cover margin requirements for open futures contracts. Total value of securities segregated as collateral to cover margin requirements for open futures contracts is $570.
¥	Percentage rounds to less than 0.1%.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $1, or less than 0.01% of the portfolio’s net assets, and total aggregate market value of fair valued derivatives is $(24), or less than 0.01% of the portfolio’s net assets.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $323,832. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $22,655 and $399, respectively. Net unrealized appreciation for tax purposes is $22,256.
b	Cash in the amount of $400 has been pledged as collateral by the broker for open swap contracts.
e	Cash in the amount of $70 has been segregated as collateral with the broker to cover swap contracts.
¿	Amount is less than 1.

DEFINITIONS:

BBA	British Bank Association
BCLY	Barclays Bank PLC
BNP	BNP Paribas Bank
CITI	Citibank N.A
CPI	Consumer Price Index
DUB	Deutsche Bank AG
EURIBOR	Euro InterBank Offered Rate
GSC	Goldman Sachs & Co.
HICP	Harmonized Index of Consumer Prices
JPM	JPMorgan Chase
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley Capital Services
NAS	National Academy of Sciences
OTC	Over The Counter
UBS	UBS AG

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Inflation-Protected Securities Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
NOK	Norwegian Krone
USD	United States Dollar

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Foreign Government Obligations	$—	$14,451	$—	$14,451
Mortgage-Backed Securities	—	128	—	128
Purchased Options	51	1	—	52
Purchased Swaptions	—	564	—	564
Securities Lending Collateral	6,809	—	—	6,809
Short-Term Investment Company	23,401	—	—	23,401
Structured Notes Debt	—	1,566	—	1,566
U.S. Government Obligations	—	299,117	—	299,117
Total	$30,261	$315,827	$—	$346,088

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Options	$(80)	$(24)	$—	$(104)
Written Swaptions	—	(484)	—	(484)
Total	$(80)	$(508)	$—	$(588)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$386	$—	$—	$386
Futures Contracts - Depreciation	(150)	—	—	(150)
Forward Foreign Cross Currency Contract - Appreciation	—	16	—	16
Forward Foreign Currency Contracts - Appreciation	—	249	—	249
Forward Foreign Currency Contracts - Depreciation	—	(337)	—	(337)
Interest Rate Swaps - Appreciation	—	439	—	439
Interest Rate Swaps - Depreciation	(23)	(68)	—	(91)
Total	$213	$299	$—	$512

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the Notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT OBLIGATIONS - 2.7%
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	$6,173	$6,761
2.13%, 02/15/2041	4,194	6,192
U.S. Treasury Note
0.38%, 11/15/2015	3,954	3,958
1.63%, 11/15/2022	22,763	22,514

Total U.S. Government Obligations (cost $38,975)		39,425

U.S. GOVERNMENT AGENCY OBLIGATIONS - 52.0%
Fannie Mae
1.70%, 08/01/2037 *	11	12
1.81%, 10/09/2019 ▲	5,460	4,783
2.22%, 01/01/2035 *	53	56
2.26%, 08/01/2034 *	25	27
2.84%, 08/01/2035	137	146
3.00%, 11/01/2032 - 01/01/2033	18,655	19,627
3.00%, 03/01/2041 *	1,186	1,241
3.14%, 03/01/2041 *	1,479	1,547
3.29%, 12/01/2040 *	2,557	2,710
3.33%, 06/01/2041 *	2,545	2,689
3.49%, 09/01/2041 *	1,757	1,855
3.50%, 01/01/2027 - 12/01/2042	47,204	50,418
4.00%, 02/01/2025 - 10/01/2042	77,524	83,649
4.50%, 02/01/2025 - 05/01/2042	46,888	50,828
5.00%, 09/01/2033 - 12/01/2035	44,044	47,995
5.50%, 07/01/2014 - 08/01/2037	7,854	8,605
6.00%, 02/01/2034 - 10/01/2040	27,599	30,632
6.50%, 05/01/2040	11,024	12,377
7.00%, 01/01/2015 - 09/01/2016	65	69
Fannie Mae, TBA
2.50%	6,900	7,215
3.00%	16,260	17,144
3.50%	5,300	5,651
4.00%	32,300	34,621
4.50%	62,700	67,650
5.50%	37,600	40,865
Farmer Mac Guaranteed Notes Trust
5.13%, 04/19/2017 - 144A	900	1,057
Freddie Mac
2.18%, 05/01/2037 *	149	157
2.32%, 02/01/2037 - 04/01/2037 *	322	341
2.64%, 12/01/2034	32	34
2.84%, 05/01/2037 *	141	151
2.86%, 09/01/2035 *	2,623	2,799
2.87%, 12/25/2021	6,160	6,533
3.02%, 02/01/2041 *	1,920	2,013
3.50%, 11/01/2042	10,882	11,605
3.97%, 01/25/2021 *	3,740	4,284
4.50%, 10/01/2041	17,754	19,052
5.00%, 03/01/2038	15,506	16,700
5.27%, 01/01/2038 *	462	491
5.50%, 06/15/2015 - 01/01/2040	2,187	2,269
5.63%, 06/13/2016	9,195	10,660
5.98%, 09/01/2037 *	76	82
6.00%, 09/01/2013 - 05/01/2031	1,410	1,564
Freddie Mac, IO
1.52%, 06/25/2022 *	19,737	2,194
1.56%, 12/25/2018 *	10,257	811
1.78%, 05/25/2019 *	7,998	763

	Principal (000’s)	Value (000’s)

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Freddie Mac, TBA
3.50%	$25,400	$27,009
4.00%	13,000	13,878
4.50%	21,300	22,854
FREMF Mortgage Trust
3.56%, 08/25/2045 - 144A *	1,645	1,685
3.66%, 10/25/2045 - 144A *	2,620	2,549
4.02%, 11/25/2044 - 144A *	680	666
Ginnie Mae
4.00%, 09/15/2040 - 09/15/2042	9,464	10,399
4.50%, 05/20/2040 - 02/15/2042	40,922	45,156
6.50%, 12/20/2031	37	42
Ginnie Mae, IO
1.01%, 02/16/2053 *	10,460	877
Ginnie Mae, TBA
3.50%	100	109
4.00%	14,900	16,225
4.50%	5,500	6,022
5.00%	27,500	29,996
Resolution Funding Corp., Interest STRIPS
1.28%, 07/15/2018 ▲	1,200	1,122
1.35%, 10/15/2018 ▲	1,200	1,124
Tennessee Valley Authority
5.25%, 09/15/2039	7,500	9,868
5.98%, 04/01/2036	440	618
U.S. Small Business Administration
4.50%, 02/01/2014	164	169
Total U.S. Government Agency Obligations

(cost $756,988)		766,340

FOREIGN GOVERNMENT OBLIGATIONS - 5.5%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/2023	EUR16,240	22,525
Italy Buoni Poliennali del Tesoro
4.75%, 06/01/2017	17,310	24,319
5.25%, 08/01/2017	3,740	5,368
Poland Government International Bond
5.00%, 03/23/2022	$1,200	1,417
5.13%, 04/21/2021 ^	1,465	1,737
Republic of Argentina
2.50%, 12/31/2038 ^	6,085	2,185
Republic of Brazil
7.13%, 01/20/2037	670	1,025
Republic of Poland
6.38%, 07/15/2019	490	611
Republic of South Africa
5.50%, 03/09/2020	1,185	1,404
Republic of Turkey
5.63%, 03/30/2021	1,275	1,514
7.00%, 03/11/2019	1,010	1,256
Russian Federation
7.50%, 03/31/2030 - Reg S	5,669	7,281
South Africa Government International Bond
4.67%, 01/17/2024	1,060	1,198
Turkey Government International Bond
6.25%, 09/26/2022	1,670	2,082
United Mexican States
5.13%, 01/15/2020	3,605	4,308

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
United Mexican States (continued)
5.63%, 01/15/2017	$1,693	$1,964

Total Foreign Government Obligations (cost $75,281)		80,194

MORTGAGE-BACKED SECURITIES - 12.9%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.05%, 02/25/2035 *	24	24
American Home Mortgage Assets LLC
Series 2006-2, Class 2A1
0.40%, 09/25/2046 *	1,088	694
Banc of America Funding Corp.
Series 2005-E, Class 4A1
2.67%, 03/20/2035 *	375	370
Banc of America Large Loan, Inc.
Series 2010-HLTN, Class HLTN
2.51%, 11/15/2015 - 144A *	6,353	6,341
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 - 144A *	3,510	3,683
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class AMFX
5.48%, 01/15/2049 *	245	264
Series 2007-3, Class A2
5.69%, 06/10/2049 *	492	492
Series 2007-3, Class A4
5.69%, 06/10/2049 *	4,240	4,916
Series 2007-3, Class AM
5.69%, 06/10/2049 *	1,755	1,918
BB-UBS Trust
Series 2012-TFT, Class C
3.47%, 06/05/2030 - 144A *	410	389
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class 4A1
5.26%, 03/25/2035 *	1,854	1,830
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2
3.15%, 11/25/2034 *	130	105
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10, Class AM
5.45%, 12/11/2040 *	610	672
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.42%, 12/25/2046 *	786	134
COMM Mortgage Trust
Series 2010-RR1, Class GEB
5.54%, 12/11/2049 - 144A *	960	1,082
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class AM
5.35%, 12/10/2046	2,050	2,273
Series 2012-LTRT, Class A2
3.40%, 8210/05/2030 - 144A	2,280	2,387
Commercial Mortgage Pass-Through Certificates, IO
Series 2012-CR1, Class XA
2.26%, 05/15/2045 *	20,998	2,903
Countrywide Alternative Loan Trust
Series 2005-36, Class 2A1A
0.52%, 08/25/2035 *	1,815	1,151

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
Countrywide Alternative Loan Trust (continued)
Series 2005-51, Class 3A3A
0.53%, 11/20/2035 *	$1,568	$1,044
Series 2005-50CB, Class 1A1
5.50%, 11/25/2035	3,827	3,331
Series 2006-OA21, Class A1
0.40%, 03/20/2047 *	4,438	2,932
Series 2007-22, Class 2A16
6.50%, 09/25/2037	5,864	4,299
Series 2007-5CB, Class 1A31
5.50%, 04/25/2037	2,770	2,159
Countrywide Home Loan Mortgage Pass- Through Trust
Series 2003-60, Class 1A1
3.14%, 02/25/2034 *	214	208
Series 2004-23, Class A
2.52%, 11/25/2034 *	114	76
Series 2005-3, Class 1A2
0.50%, 04/25/2035 *	328	254
Series 2006-OA5, Class 2A1
0.41%, 04/25/2036 *	1,811	1,201
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-C3, Class A5
3.94%, 05/15/2038	8,071	8,096
Series 2004-AR5, Class 7A2
2.92%, 06/25/2034 *	387	389
Series 2005-C3, Class AJ
4.77%, 07/15/2037	380	392
Credit Suisse Mortgage Capital Certificates
Series 2007-C2, Class A2
5.45%, 01/15/2049 *	100	100
Series 2011-4R, Class 5A1
4.97%, 05/27/2036 - 144A *	3,611	3,426
DBRR Trust
Series 2011-C32, Class A3A
5.74%, 06/17/2049 - 144A *	1,500	1,758
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	6,811	6,828
Deutsche Mortgage Securities, Inc.
Series 2005-WF1, Class 1A3
5.24%, 06/26/2035 - 144A *	1,270	1,295
First Horizon Alternative Mortgage Securities
Series 2006-FA8, Class 1A8
0.58%, 02/25/2037 *	421	258
GMAC Mortgage Corp., Loan Trust
Series 2003-AR2, Class 1A1
3.87%, 12/19/2033 *	35	35
Series 2005-AR1, Class 3A
3.49%, 03/18/2035 *	122	116
Greenpoint Mortgage Funding Trust
Series 2006-AR4, Class A1A
0.35%, 09/25/2046 *	¿	¿
Greenwich Capital Commercial Funding Corp.
Series 2005-GG3, Class A3
4.57%, 08/10/2042	5,830	5,844
Series 2006-GG7, Class AJ
5.87%, 07/10/2038 *	1,270	1,232
Series 2007-GG9, Class AM
5.48%, 03/10/2039	630	686

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
Greenwich Capital Commercial Funding Corp. (continued)
Series 2007-GG11, Class A4
5.74%, 12/10/2049	$870	$1,026
GS Mortgage Securities Corp. II
Series 2005-GG4, Class A4A
4.75%, 07/10/2039	3,175	3,424
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	1,680	1,533
Series 2006-GG8, Class AM
5.59%, 11/10/2039	710	798
Series 2012-SHOP, Class C
3.63%, 06/05/2031 - 144A	410	422
GSR Mortgage Loan Trust
Series 2005-AR1, Class 2A1
2.98%, 01/25/2035 *	2,477	2,433
Impac CMB Trust
Series 2004-6, Class 1A1
1.01%, 10/25/2034 *	67	57
IndyMac INDA Mortgage Loan Trust
Series 2006-AR2, Class 4A1
5.40%, 09/25/2036 *	2,012	1,628
Series 2007-AR7, Class 1A1
3.25%, 09/25/2037 *	665	583
IndyMac Index Mortgage Loan Trust
Series 2005-AR14, Class 2A1A
0.51%, 07/25/2035 *	1,551	1,229
Series 2007-AR15, Class 2A1
4.70%, 08/25/2037 *	1,096	841
JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	1,413	1,455
Series 2006-CB14, Class AM
5.45%, 12/12/2044 *	2,000	2,174
Series 2007-CB18, Class A3
5.45%, 06/12/2047	1,531	1,584
Series 2007-CB20, Class AM
5.88%, 02/12/2051 *	3,550	4,116
Series 2007-LD11, Class ASB
5.81%, 06/15/2049 *	1,674	1,828
Series 2012-HSBC, Class D
4.52%, 07/05/2032 - 144A *	1,000	1,062
JPMorgan Chase Commercial Mortgage
Securities Corp., IO
Series 2012-CBX, Class XA
2.05%, 06/15/2045 *	9,877	1,140
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1
4.73%, 02/25/2034 *	256	259
Series 2006-A2, Class 5A1
2.91%, 11/25/2033 *	185	189
Series 2006-S2, Class 2A2
5.88%, 06/25/2021	440	429
Series 2006-S3, Class 1A12
6.50%, 08/25/2036	880	788
Series 2007-S1, Class 1A2
5.50%, 03/25/2022	361	353
LB-UBS Commercial Mortgage Trust
Series 2003-C7, Class A3
4.56%, 09/15/2027 *	2,517	2,515
Series 2005-C2, Class AJ
5.21%, 04/15/2030 *	1,280	1,351

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
LB-UBS Commercial Mortgage Trust (continued)
Series 2007-C1, Class AM
5.46%, 02/15/2040	$910	$1,023
Series 2007-C2, Class A3
5.43%, 02/15/2040	9,658	11,085
Series 2007-C6, Class A4
5.86%, 07/15/2040 *	3,845	4,590
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	4,970	5,926
MASTR Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1
2.85%, 11/25/2035 - 144A *	847	461
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A1, Class 2A1
2.73%, 02/25/2034 *	379	380
Series 2004-A3, Class 4A3
4.98%, 05/25/2034 *	248	252
Series 2005-A3, Class A1
0.48%, 04/25/2035 *	79	71
Series 2005-A4, Class 2A2
2.86%, 07/25/2035 *	388	348
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.85%, 10/25/2028 *	91	89
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.58%, 04/12/2049 *	695	735
Series 2007-IQ15, Class AM
5.88%, 06/11/2049 *	1,980	2,181
Morgan Stanley Capital I, Inc.
Series 1998-WF2, Class G
6.34%, 01/15/2013 - 144A *	2,410	2,466
Series 2007-IQ15, Class A2
5.84%, 06/11/2049 *	1,771	1,800
Morgan Stanley Capital I, Inc., IO
Series 2012-C4, Class XA
2.70%, 03/15/2045 - 144A *	18,100	2,641
Morgan Stanley Mortgage Loan Trust
Series 2004-8AR, Class 4A2
2.82%, 10/25/2034 *	345	341
Series 2006-3AR, Class 2A3
2.84%, 03/25/2036 *	723	496
Morgan Stanley Re-REMIC Trust
1.00%, 03/27/2051	2,584	2,545
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	2,614	2,639
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	2,665	2,692
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025 - 144A	3,735	3,771
Nomura Asset Acceptance Corp.
Series 2004-R2, Class A1
6.50%, 10/25/2034 - 144A *	141	142
Prime Mortgage Trust
Series 2006-DR1, Class 2A2
6.00%, 05/25/2035 - 144A	749	739
RALI Trust
Series 2007-QO1, Class A1
0.36%, 02/25/2047 *	773	528

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust (continued)
Series 2007-QO4, Class A1A
0.40%, 05/25/2047 *	$1,508	$1,110
RBSCF Trust
Series 2010-RR3, Class WBTA
6.12%, 04/16/2017 - 144A *	7,423	8,740
RBSGC Mortgage Pass-Through Certificates
Series 2007-B, Class 1A4
0.66%, 01/25/2037 *	730	418
S2 Hospitality LLC
Series 2012-LV1, Class A
4.50%, 04/15/2025 - 144A	1,496	1,498
STRIPs, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 - 144A	4,207	4,158
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-20, Class 3A1
2.78%, 01/25/2035 *	634	578
Series 2005-15, Class 1A1
2.71%, 07/25/2035 *	889	644
Series 2007-3, Class 3A1
5.16%, 04/25/2047 *	2,840	2,236
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.91%, 01/19/2034 *	96	93
Voyager BRSTN Delaware Trust, IO
Series 2009-1, Class UAU7
0.46%, 12/26/2036 - 144A *	610	489
WaMu Alternative Mortgage Pass-Through Certificates
Series 2006-AR3, Class A1A
1.14%, 05/25/2046 *	2,049	1,282
WaMu Mortgage Pass-Through Certificates
Series 2005-AR8, Class 2A1A
0.50%, 07/25/2045 *	96	90
Series 2006-AR14, Class 1A3
2.42%, 11/25/2036 *	1,681	1,347
Series 2007-OA6, Class 1A1B
0.98%, 07/25/2047 *	2,001	568
Wells Fargo Re-REMIC Trust
Series 2012-IO, Class A
1.75%, 08/20/2021 - 144A	2,617	2,626
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C9, Class XA
2.29%, 11/15/2045 - 144A *	15,035	2,147
Series 2012-C10, Class XA
1.86%, 12/15/2045 - 144A *	19,940	2,496

Total Mortgage-Backed Securities (cost $186,045)		189,265

ASSET-BACKED SECURITIES - 11.8%
321 Henderson Receivables I LLC
Series 2010-1A, Class A
5.56%, 07/15/2059 - 144A	5,129	5,848
Series 2010-2A, Class A
4.07%, 01/15/2048 - 144A	1,587	1,708
Series 2010-3A, Class A
3.82%, 12/15/2048 - 144A	3,254	3,432
AH Mortgage Advance Co., Ltd.
Series SART-3, Class 1A1
2.98%, 03/13/2043 - 144A	2,555	2,566

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
AH Mortgage Advance Trust
Series SART-1, Class A1R
2.23%, 05/10/2043 - 144A	$1,565	$1,566
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	1,650	1,743
Series 2012-2, Class C
2.64%, 10/10/2017	1,400	1,438
Series 2012-2, Class D
3.38%, 04/09/2018	1,900	1,967
Series 2012-3, Class C
2.42%, 05/08/2018	1,350	1,400
Series 2012-3, Class D
3.03%, 07/09/2018	900	921
Series 2012-4, Class B
1.31%, 11/08/2017	785	788
Series 2012-4, Class C
1.93%, 08/08/2018	1,235	1,253
Series 2012-4, Class D
2.68%, 10/09/2018	2,375	2,400
Series 2012-5, Class C
1.69%, 11/08/2018	1,475	1,474
Series 2012-5, Class D
2.35%, 12/10/2018	1,710	1,709
Amortizing Residential Collateral Trust
Series 2002-BC5, Class M1
1.25%, 07/25/2032 *	294	244
CarMax Auto Owner Trust
Series 2012-1, Class B
1.76%, 08/15/2017	855	875
Series 2012-1, Class C
2.20%, 10/16/2017	510	522
Series 2012-1, Class D
3.09%, 08/15/2018	640	656
Chase Funding Mortgage Loan Asset- Backed Certificates
Series 2003-4, Class 1A5
5.42%, 05/25/2033 *	1,021	1,080
Chesapeake Funding LLC
Series 2012-1A, Class B
1.81%, 11/07/2023 - 144A *	1,235	1,238
Series 2012-1A, Class C
2.21%, 11/07/2023 - 144A *	795	797
Conseco Finance Securitizations Corp.
Series 2002-1, Class A
6.68%, 12/01/2033 *	664	691
Series 2002-2, Class A2
6.03%, 03/01/2033 *	1,030	1,071
Countrywide Home Equity Loan Trust
Series 2006-RES, Class 4Q1B
0.51%, 12/15/2033 - 144A *	285	194
Credit Acceptance Auto Loan Trust
Series 2012-2A, Class A
1.52%, 03/16/2020 - 144A	1,780	1,780
DT Auto Owner Trust
Series 2011-3A, Class C
4.03%, 02/15/2017 - 144A	1,010	1,022
Series 2012-1A, Class B
2.26%, 10/16/2017 - 144A	1,360	1,363
Series 2012-1A, Class C
3.38%, 10/16/2017 - 144A	810	812
Series 2012-1A, Class D
4.94%, 07/16/2018 - 144A	1,750	1,774

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
DT Auto Owner Trust (continued)
Series 2012-2A, Class B
1.85%, 04/17/2017 - 144A	$260	$260
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class C
2.07%, 09/15/2015 - 144A	1,260	1,268
Series 2010-5, Class D
2.41%, 09/15/2015 - 144A	670	674
Series 2011-2, Class C
2.37%, 09/15/2015	1,600	1,614
Series 2011-2, Class D
2.86%, 09/15/2015	1,110	1,112
Series 2012-1, Class C
1.71%, 01/15/2016 *	1,955	1,965
Series 2012-1, Class D
2.31%, 01/15/2016 *	1,830	1,844
Series 2012-2, Class C
2.86%, 01/15/2019	455	471
Series 2012-2, Class D
3.50%, 01/15/2019	815	844
Series 2012-4, Class C
1.39%, 09/15/2016	910	914
Series 2012-4, Class D
2.09%, 09/15/2016	1,595	1,596
HLSS Servicer Advance Receivables Backed Notes
Series 2012-T2, Class A1
1.34%, 10/15/2043 - 144A	670	672
Series 2012-T2, Class A2
1.99%, 10/15/2045 - 144A	795	806
Hyundai Auto Receivables Trust
Series 2012-A, Class D
2.61%, 05/15/2018	2,235	2,264
Lehman XS Trust
Series 2007-2N, Class 3A1
0.34%, 02/25/2037 *	¿	¿
Nelnet Student Loan Trust
Series 2006-1, Class A5
0.42%, 08/23/2027 *	2,230	2,124
Series 2008-3, Class A4
1.96%, 11/25/2024 *	2,500	2,622
PFS Financing Corp.
Series 2012-AA, Class A
1.41%, 02/15/2016 - 144A *	1,970	1,986
RAAC Series
Series 2007-RP4, Class A
0.56%, 06/25/2037 - 144A *	1,225	711
Renaissance Home Equity Loan Trust
Series 2007-2, Class AF6
5.88%, 06/25/2037 *	1,479	774
Santander Consumer Acquired Receivables Trust
Series 2011-S1A, Class B
1.66%, 08/15/2016 - 144A	1,912	1,928
Series 2011-S1A, Class C
2.01%, 08/15/2016 - 144A	1,402	1,409
Series 2011-WO, Class C
3.19%, 10/15/2015 - 144A	2,490	2,552
Santander Drive Auto Receivables Trust
Series 2010-2, Class C
3.89%, 07/17/2017	4,520	4,674
Series 2011-1, Class D
4.01%, 02/15/2017	2,500	2,611

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust (continued)
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	$1,070	$1,073
Series 2011-S1A, Class D
3.10%, 03/15/2013 - 144A	953	956
Series 2012-1, Class B
2.72%, 05/16/2016	1,000	1,026
Series 2012-1, Class C
3.78%, 11/15/2017	1,345	1,406
Series 2012-2, Class C
3.20%, 02/15/2018	4,455	4,597
Series 2012-2, Class D
3.87%, 02/15/2018	2,740	2,873
Series 2012-3, Class B
1.94%, 12/15/2016	3,285	3,326
Series 2012-3, Class C
3.01%, 04/16/2018	4,475	4,615
Series 2012-3, Class D
3.64%, 05/15/2018	3,685	3,829
Series 2012-4, Class C
2.94%, 12/15/2017	1,400	1,448
Series 2012-4, Class D
3.50%, 06/15/2018	1,890	1,966
Series 2012-5, Class B
1.56%, 08/15/2018	750	753
Series 2012-5, Class C
2.70%, 08/15/2018	355	367
Series 2012-5, Class D
3.30%, 09/17/2018	300	309
Series 2012-6, Class B
1.33%, 05/15/2017	1,555	1,555
Series 2012-6, Class C
1.94%, 03/15/2018	1,070	1,070
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	3,780	3,781
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	7,060	7,058
Series 2012-AA, Class D
2.46%, 12/17/2018 - 144A	3,100	3,099
Scholar Funding Trust
Series 2011-A, Class A
1.21%, 10/28/2043 - 144A *	1,684	1,682
Securitized Asset Backed Receivables LLC
Series 2007-BR3, Class A2B
0.43%, 04/25/2037 *	2,524	1,295
SLC Student Loan Trust
Series 2008-1, Class A4A
1.91%, 12/15/2032 *	400	419
SLM Student Loan Trust
Series 2004-B, Class A2
0.51%, 06/15/2021 *	3,561	3,514
Series 2008-5, Class A4
2.02%, 07/25/2023 *	2,445	2,580
Series 2011-B, Class A2
3.74%, 02/15/2029 - 144A	595	645
Series 2011-C, Class A2B
4.54%, 10/17/2044 - 144A	1,930	2,156
Series 2012-A, Class A1
1.61%, 08/15/2025 - 144A *	1,253	1,270
Series 2012-A, Class A2
3.83%, 01/17/2045 - 144A	1,385	1,496

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust (continued)
Series 2012-B, Class A2
3.48%, 10/15/2030 - 144A	$2,555	$2,726
Series 2012-C, Class A1
1.31%, 08/15/2023 - 144A *	2,667	2,689
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	4,850	5,145
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	5,720	5,990
Series 2012-E, Class A1
0.96%, 10/16/2023 - 144A *	2,336	2,344
Structured Asset Securities Corp.
Series 2003-AL2, Class A
3.36%, 01/25/2031 - 144A	2,414	2,420
Series 2007-TC1, Class A
0.51%, 04/25/2031 - 144A *	1,447	1,354
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	4,000	4,105
Series 2012-D, Class A
2.15%, 04/17/2023	4,780	4,854

Total Asset-Backed Securities (cost $171,760)		173,818

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
New York City Municipal Water Finance Authority
5.38%, 06/15/2043	1,670	1,951
5.50%, 06/15/2043	2,000	2,371

Total Municipal Government Obligations (cost $3,618)		4,322

PREFERRED CORPORATE DEBT SECURITIES - 0.6%
Capital Markets - 0.0% ¥
State Street Capital Trust IV
1.31%, 06/15/2037 *	290	226
Commercial Banks - 0.3%
Capital One Capital VI
8.88%, 05/15/2040	2,810	2,809
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	2,125	2,125
Diversified Financial Services - 0.1%
Lehman Brothers Holdings Capital Trust VII
5.86%, 02/19/2013 Ž ‡ §	1,945	¿
ZFS Finance USA Trust V
6.50%, 05/09/2037 - 144A *	1,067	1,138
Insurance - 0.2%
MetLife Capital Trust IV
7.88%, 12/15/2037 - 144A	2,480	3,038

Total Preferred Corporate Debt Securities (cost $10,934)		9,336

CORPORATE DEBT SECURITIES - 29.9%
Auto Components - 0.1%
BorgWarner, Inc.
4.63%, 09/15/2020	1,185	1,304
Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	1,300	1,308
Heineken NV
1.40%, 10/01/2017 - 144A	485	484
2.75%, 04/01/2023 - 144A	2,950	2,897

	Principal (000’s)	Value (000’s)

Beverages (continued)
Pernod-Ricard SA
4.45%, 01/15/2022 - 144A	$3,901	$4,314
Capital Markets - 0.5%
Goldman Sachs Group, Inc.
5.75%, 01/24/2022 ^	6,686	7,904
Chemicals - 0.4%
CF Industries, Inc.
7.13%, 05/01/2020	4,340	5,462
Commercial Banks - 1.6%
ABN Amro Bank NV - Series EMTN
6.38%, 04/27/2021 - Reg S	380	573
Caixa Economica Federal
2.38%, 11/06/2017 - 144A	1,295	1,285
3.50%, 11/07/2022 - 144A	875	886
Canadian Imperial Bank of Commerce
2.60%, 07/02/2015 - 144A	2,420	2,543
Commerzbank AG - Series EMTN
6.38%, 03/22/2019 ^	1,000	1,397
Discover Bank
7.00%, 04/15/2020	330	410
8.70%, 11/18/2019	354	461
Eksportfinans ASA
5.50%, 05/25/2016 ^	1,770	1,842
Glitnir Banki HF
6.33%, 07/28/2011 - 144A ‡	290	79
6.69%, 06/15/2016 - 144A * ‡	800	¿
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016 - 144A	5,850	6,077
HSBC Bank PLC
3.10%, 05/24/2016 - 144A	2,900	3,066
KFW
1.38%, 07/15/2013	3,000	3,018
Landsbanki Islands HF
6.10%, 08/25/2011 - 144A ‡	320	19
Russian Agricultural Bank OJSC Via RSHB
Capital SA
6.30%, 05/15/2017 - 144A	170	188
Sberbank of Russia Via SB Capital SA
6.13%, 02/07/2022 - Reg S	1,370	1,565
Commercial Services & Supplies - 0.3%
United Rentals North America, Inc.
7.63%, 04/15/2022 - 144A	3,320	3,710
Consumer Finance - 0.3%
Discover Financial Services
3.85%, 11/21/2022 - 144A	1,136	1,172
SLM Corp.
6.25%, 01/25/2016	2,845	3,094
Containers & Packaging - 0.1%
Rock-Tenn Co.
4.00%, 03/01/2023 - 144A	1,690	1,717
Diversified Financial Services - 3.6%
Bank of America Corp.
3.88%, 03/22/2017	2,225	2,413
5.70%, 01/24/2022 ^	6,445	7,750
7.63%, 06/01/2019	1,350	1,727
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	9,755	11,350
Citigroup, Inc.
4.45%, 01/10/2017	900	997
4.59%, 12/15/2015	9,890	10,798
Ford Motor Credit Co., LLC
4.25%, 09/20/2022 ^	2,072	2,191

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Diversified Financial Services (continued)
Ford Motor Credit Co., LLC (continued)
5.00%, 05/15/2018	$876	$967
6.63%, 08/15/2017 ^	1,740	2,033
General Electric Capital Corp. - Series A GMTN
6.88%, 01/10/2039	2,130	2,895
JPMorgan Chase & Co.
3.15%, 07/05/2016	3,186	3,375
3.25%, 09/23/2022	2,820	2,904
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A ‡	200	¿
Northern Rock Asset Management PLC
5.63%, 06/22/2017 - 144A	1,335	1,551
Swiss Re Capital I LP
6.85%, 05/25/2016 - 144A * Ž ^	2,285	2,395
Diversified Telecommunication Services - 0.9%
AT&T, Inc.
2.63%, 12/01/2022 ^	1,872	1,875
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 ^	1,902	2,045
Level 3 Financing, Inc.
8.13%, 07/01/2019	2,053	2,238
Sprint Capital Corp.
6.88%, 11/15/2028	822	855
Verizon Communications, Inc.
6.10%, 04/15/2018	2,223	2,733
6.40%, 02/15/2038	1,004	1,359
Virgin Media Secured Finance PLC
6.50%, 01/15/2018	2,160	2,325
Electric Utilities - 2.4%
Alabama Power Co.
3.95%, 06/01/2021	1,905	2,129
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	468	532
8.88%, 11/15/2018	459	611
Duke Energy Carolinas LLC
4.25%, 12/15/2041	1,560	1,634
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
10.00%, 12/01/2020	6,135	6,917
Florida Power Corp.
6.40%, 06/15/2038	1,000	1,347
Georgia Power Co.
3.00%, 04/15/2016 ^	3,370	3,602
Hydro-Quebec
8.05%, 07/07/2024	8,200	12,059
8.40%, 01/15/2022	3,065	4,398
Jersey Central Power & Light Co.
7.35%, 02/01/2019 ^	1,025	1,309
Trans-Allegheny Interstate Line Co.
4.00%, 01/15/2015 - 144A ^	1,050	1,103
Energy Equipment & Services - 1.4%
Enterprise Products Operating LLC
6.30%, 09/15/2017	2,890	3,496
Pride International, Inc.
6.88%, 08/15/2020	995	1,258
Transocean, Inc.
2.50%, 10/15/2017	3,220	3,254
3.80%, 10/15/2022 ^	1,431	1,467
5.05%, 12/15/2016	3,600	4,008
6.00%, 03/15/2018	6,457	7,489

	Principal (000’s)	Value (000’s)

Food Products - 0.6%
Kraft Foods Group, Inc.
3.50%, 06/06/2022 - 144A ^	$2,927	$3,124
5.00%, 06/04/2042 - 144A	1,582	1,779
Mondelez International, Inc.
6.50%, 08/11/2017 - 02/09/2040	3,112	4,044
Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp.
6.25%, 11/15/2015 ^	5,230	5,893
Health Care Providers & Services - 0.9%
Coventry Health Care, Inc.
5.45%, 06/15/2021	1,667	1,981
HCA, Inc.
7.25%, 09/15/2020	4,395	4,868
Tenet Healthcare Corp.
6.25%, 11/01/2018	2,010	2,206
8.88%, 07/01/2019	1,415	1,585
UnitedHealth Group, Inc.
3.38%, 11/15/2021	665	708
WellPoint, Inc.
3.30%, 01/15/2023	1,123	1,152
Household Products - 0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
6.88%, 02/15/2021	2,320	2,500
7.88%, 08/15/2019	2,595	2,887
Industrial Conglomerates - 0.2%
General Electric Co.
2.70%, 10/09/2022 ^	1,768	1,802
4.13%, 10/09/2042	1,033	1,063
Insurance - 2.7%
Allianz Finance II BV - Series EMTN
5.75%, 07/08/2041 *	2,400	3,623
American International Group, Inc.
3.80%, 03/22/2017	3,465	3,750
4.88%, 06/01/2022 ^	5,250	5,993
5.45%, 05/18/2017	1,555	1,786
8.18%, 05/15/2058 *	1,095	1,426
AXA SA - Series EMTN
5.25%, 04/16/2040 *	1,800	2,481
Lincoln National Corp.
7.00%, 06/15/2040	740	963
Manulife Financial Corp.
3.40%, 09/17/2015	3,480	3,659
Muenchener Rueckversicherungs AG
6.00%, 05/26/2041 *	1,400	2,209
Prudential Financial, Inc.
4.50%, 11/15/2020 ^	1,000	1,117
4.75%, 09/17/2015	3,595	3,941
5.38%, 06/21/2020 ^	1,500	1,754
5.88%, 09/15/2042 *	3,192	3,352
7.38%, 06/15/2019	1,630	2,070
XL Group PLC
6.50%, 04/15/2017 * Ž ^	1,360	1,272
Marine - 0.1%
DP World Sukuk, Ltd.
6.25%, 07/02/2017 - Reg S	1,510	1,696
Media - 3.0%
CBS Corp.
4.63%, 05/15/2018	670	753
5.75%, 04/15/2020	1,060	1,270
8.88%, 05/15/2019	1,460	1,969

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Media (continued)
CC Holdings GS V LLC
3.85%, 04/15/2023 - 144A	$1,550	$1,577
Comcast Corp.
4.65%, 07/15/2042	4,715	4,970
5.88%, 02/15/2018	2,709	3,264
COX Communications, Inc.
3.25%, 12/15/2022 - 144A ^	1,673	1,725
4.70%, 12/15/2042 - 144A ^	906	924
8.38%, 03/01/2039 - 144A	3,525	5,410
NBCUniversal Media LLC
2.88%, 01/15/2023	4,538	4,557
4.38%, 04/01/2021	575	646
5.15%, 04/30/2020	5,746	6,813
News America, Inc.
7.63%, 11/30/2028	1,070	1,379
Time Warner Cable, Inc.
4.00%, 09/01/2021 ^	2,041	2,240
4.50%, 09/15/2042 ^	4,628	4,513
5.50%, 09/01/2041	1,465	1,630
Time Warner, Inc.
4.70%, 01/15/2021	950	1,082
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/2022	509	505
Novelis, Inc.
8.75%, 12/15/2020	2,735	3,049
Old AII, Inc.
9.00%, 12/15/2014 ‡	560	¿
Multiline Retail - 0.4%
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	806	947
7.45%, 07/15/2017	3,474	4,283
Multi-Utilities - 0.6%
Dominion Resources, Inc.
1.95%, 08/15/2016	2,650	2,723
MidAmerican Energy Holdings Co.
5.95%, 05/15/2037	4,565	5,637
Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	4,185	4,817
CONSOL Energy, Inc.
8.25%, 04/01/2020 ^	290	314
Energy Transfer Partners, LP
6.50%, 02/01/2042	4,578	5,605
EOG Resources, Inc.
2.63%, 03/15/2023	1,879	1,892
Kinder Morgan Energy Partners, LP
3.45%, 02/15/2023	2,849	2,934
5.95%, 02/15/2018	2,150	2,574
Laredo Petroleum, Inc.
7.38%, 05/01/2022	1,370	1,486
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019 - 144A ^	2,820	2,834
MEG Energy Corp.
6.38%, 01/30/2023 - 144A ^	740	771
6.50%, 03/15/2021 - 144A	4,030	4,242
Murphy Oil Corp.
2.50%, 12/01/2017 ^	1,177	1,184
3.70%, 12/01/2022 ^	2,274	2,265
4.00%, 06/01/2022	509	513

	Principal (000’s)	Value (000’s)

Oil, Gas & Consumable Fuels (continued)
Nexen, Inc.
5.88%, 03/10/2035	$110	$136
6.40%, 05/15/2037	2,590	3,348
7.50%, 07/30/2039	830	1,201
Novatek OAO via Novatek Finance, Ltd.
4.42%, 12/13/2022 - 144A	1,135	1,142
OGX Austria GmbH
8.50%, 06/01/2018 - 144A ^	635	572
Peabody Energy Corp.
6.25%, 11/15/2021 ^	1,715	1,822
Petrobras International Finance Co.
3.88%, 01/27/2016	5,825	6,145
5.75%, 01/20/2020	7,340	8,357
Range Resources Corp.
5.75%, 06/01/2021	450	482
7.25%, 05/01/2018	3,480	3,654
Rosneft Oil Co. via Rosneft International Finance, Ltd.
4.20%, 03/06/2022 - 144A	557	567
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 - 144A §	125	6
Valero Energy Corp.
6.63%, 06/15/2037 ^	1,409	1,736
Western Gas Partners, LP
4.00%, 07/01/2022 ^	1,212	1,276
5.38%, 06/01/2021	4,111	4,700
Williams Cos., Inc.
3.70%, 01/15/2023	515	519
7.88%, 09/01/2021	1,441	1,857
Paper & Forest Products - 0.6%
Fibria Overseas Finance, Ltd.
6.75%, 03/03/2021 - Reg S	165	183
International Paper Co.
4.75%, 02/15/2022 ^	5,770	6,529
6.00%, 11/15/2041 ^	1,450	1,717
Pharmaceuticals - 0.6%
AbbVie, Inc.
2.00%, 11/06/2018 - 144A	2,200	2,228
2.90%, 11/06/2022 - 144A	630	642
Teva Pharmaceutical Finance Co., BV
2.95%, 12/18/2022	2,386	2,413
3.65%, 11/10/2021	850	910
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/2021 ^	2,050	2,194
Real Estate Investment Trusts - 0.3%
Ventas Realty, LP
4.75%, 06/01/2021	1,155	1,263
Vornado Realty, LP
5.00%, 01/15/2022	3,475	3,834
Real Estate Management & Development - 0.1%
Realogy Group LLC
7.88%, 02/15/2019 - 144A	2,020	2,202
Road & Rail - 0.0% ¥
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	510	527
Software - 0.1%
First Data Corp.
7.38%, 06/15/2019 - 144A	1,060	1,097
8.25%, 01/15/2021 - 144A	152	152

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

Specialty Retail - 0.1%
QVC, Inc.
7.50%, 10/01/2019 - 144A	$1,730	$1,909
Wireless Telecommunication Services - 1.6%
America Movil SAB de CV
2.38%, 09/08/2016 ^	3,420	3,555
3.13%, 07/16/2022	1,476	1,500
4.38%, 07/16/2042 ^	1,321	1,373
Cricket Communications, Inc.
7.75%, 05/15/2016	2,093	2,216
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	7,340	8,840
MetroPCS Wireless, Inc.
7.88%, 09/01/2018 ^	117	127
SBA Tower Trust
5.10%, 04/17/2017 - 144A	1,570	1,770
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A	3,570	4,409
VimpelCom Holdings BV
7.50%, 03/01/2022 - Reg S	360	413

Total Corporate Debt Securities (cost $412,098)		439,668

STRUCTURED NOTES DEBT - 0.6%
Diversified Financial Services - 0.6%
Tiers Trust
2.06%, 05/12/2014 - 144A *	8,704	8,726
Total Structured Notes Debt (cost $8,706)

	Shares	Value (000’s)

PREFERRED STOCKS - 0.2%
Consumer Finance - 0.0% ¥
Ally Financial, Inc., 7.00% - 144A	341	335
Diversified Financial Services - 0.2%
Citigroup Capital XIII, 7.88% *	63,052	1,759
U.S. Government Agency Obligation - 0.0% ¥
Fannie Mae, 0.00% * ‡	1,300	4
Fannie Mae, 8.25% * ‡	81,175	136
Freddie Mac, 8.38% * ‡	93,300	162

Total Preferred Stocks (cost $3,819)		2,396

SHORT-TERM INVESTMENT COMPANY - 2.9%
Capital Markets - 2.9%
BlackRock Provident TempFund 24	42,123,912	42,124
Total Short-Term Investment Company (cost $42,124)

WARRANT - 0.0% ¥
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. ‡
Expiration: 11/30/2014 Exercise Price: $25.00	340	5
Total Warrant (cost $¿)

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 0.0% ¥
Put Options - 0.0% ¥
Eurodollar, Mid-Curve 2-Year Future	$1,038	184
Exercise Price $99.25 Expires 09/13/2013
Total Purchased Option (cost $146)

	Notional Amount (000’s)	Value (000’s)

PURCHASED SWAPTIONS - 0.0% ¥
Put Options - 0.0% ¥
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 1.50%, European Style	$32,800	$80
Expires 02/15/2013 Counterparty: CITI
OTC- If exercised the Series receives floating 3 month LIBOR, and pays 1.88%, European Style	JPY1,139,120	311
Expires 11/18/2013 Counterparty: CITI

Total Purchased Swaptions (cost $412)		391

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 3.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	55,282,665	55,283
Total Securities Lending Collateral (cost $55,283)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 0.0% ¥
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $36 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 2.50%, due 10/20/2027, and with a value of $42.	$36	36
Total Repurchase Agreement (cost $36)

Total Investment Securities (cost $1,766,225)		1,811,513
Other Assets and Liabilities - Net		(341,480)

Net Assets		$1,470,033

	Principal (000’s)	Value (000’s)

TBA SHORT COMMITMENTS - (14.2%)
U.S. Government Agency Obligations - (14.2%)
Fannie Mae, TBA
3.50%	$(31,000)	$(32,950)
4.00%	(47,400)	(50,771)
4.50%	(60,500)	(65,347)
5.00%	(22,100)	(23,940)
6.00%	(100)	(109)
Ginnie Mae, TBA
4.00%	(9,400)	(10,309)
4.50%	(23,200)	(25,401)

Total TBA Short Commitments (proceeds $(208,594))		$(208,827)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

WRITTEN SWAPTION: p b

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (000’s)	Premiums (Received) (000’s)	Value (000’s)

		3-Month USD
Put- OTC 30-Year Interest Rate Swap	CITI	LIBOR BBA	Pay	2.90%	02/15/2013	$12,300	$(230)	$(196)

OVER THE COUNTER SWAP AGREEMENTS: p b

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Implied Credit Spread (BP) at 12/31/2012(2)	Notional Amount (000’s)(3)	Market Value (000’s)	Premiums Paid (000’s)	Unrealized (Depreciation) (000’s)

Spain, 5.00%, 07/30/2017	1.00%	03/20/2016	MSC	241.74	$8,000	$360	$361	$(1)
Spain, 5.00%, 07/30/2017	1.00	03/20/2016	DUB	241.74	8,000	360	361	(1)

						$720	$722	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION:(1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(3)	Market Value (000’s)(5)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)

North America High Yield Index - Series 19, 5.00%	5.00%	12/20/2017	DUB	USD	$5,821	$(1)	$(11)	$10

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION:(4)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)(3)	Market Value (000’s)(5)	Premiums (Received) (000’s)	Unrealized Appreciation (000’s)

CMBX.NA.2.AM	0.50%	03/15/2049	DUB	USD	$2,265	$(155)	$(327)	$172
CMBX.NA.4.AM	0.50	02/17/2051	DUB	USD	870	(106)	(132)	26
North America High Yield Index - Series 17, 1.00%	5.00%	12/20/2016	CITI	USD	14,400	305	(1,093)	1,398
North America High Yield Index - Series 17, 2.00%	5.00	12/20/2016	DUB	USD	3,120	66	(188)	254
North America High Yield Index - Series 19, 5.00%	5.00	12/20/2017	DUB	USD	7,500	1	(64)	65

						$111	$(1,804)	$1,915

INTEREST RATE SWAP AGREEMENTS - FIXED RATE PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized (Depreciation) (000’s)

3-Month USD-LIBOR	3.27%	05/16/2021	DUB	USD	$3,650	$(495)	$—	$(495)

INTEREST RATE SWAP AGREEMENTS - FIXED RATE RECEIVABLE:
Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (000’s)	Market Value (000’s)	Premiums (Received) (000’s)	Unrealized (Depreciation) (000’s)

3-Month USD-LIBOR	2.18%	10/06/2021	BOA	USD	$7,810	$(314)	$—	$(314)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

FUTURES CONTRACTS:
Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)
2-Year U.S. Treasury Note	Long	988	03/28/2013	$26
5-Year U.S. Treasury Note	Long	647	03/28/2013	11
10-Year U.S. Treasury Note	Short	(612)	03/19/2013	413
30-Year U.S. Treasury Bond	Long	266	03/19/2013	118
90-Day Eurodollar	Short	(73)	03/14/2016	16
90-Day Eurodollar	Short	(73)	06/13/2016	17
90-Day Eurodollar	Short	(73)	09/19/2016	18
90-Day Eurodollar	Short	(73)	12/19/2016	18
German Euro Bund	Short	(146)	03/07/2013	(131)
German Euro BUXL	Short	(3)	03/07/2013	(9)
Ultra Long U.S. Treasury Bond	Long	228	03/19/2013	569
				$1,066

FORWARD FOREIGN CURRENCY CONTRACTS:
Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
EUR	UBS	(42,493)	01/23/2013	$(55,812)	$(288)
EUR	DUB	9,893	01/23/2013	12,804	257
EUR	UBS	(4,790)	01/23/2013	(6,305)	(19)
EUR	UBS	(3,463)	01/23/2013	(4,525)	(47)
					$(97)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
BOA	$(314)	$1,223	$909
CITI	500	(600)	(100)
CSFB	—	145	145
DUB	(73)	578	505
MSC	360	(450)	(90)
UBS	(354)	—	(354)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

A portion of this security in the amount of $1,081 has been segregated as collateral with the broker for open swap contracts and/or for written swaptions.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
▲	Rate shown reflects the yield at 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $54,153.
¿	Amount rounds to less than 1.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is less than $1, or less than 0.01% of the portfolio’s net assets.
¥	Percentage rounds to less than 0.1%.
In default.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
‡	Non-income producing security.
§	Illiquid. Total aggregate market value of illiquid securities is $6 or less than 0.01% of the portfolio’s net assets.
Cash in the amount of $2,331 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
p	Cash in the amount of $1,050 has been pledged by the broker as collateral with the custodian for open swap contracts and/or for written swaptions.
b	Cash in the amount of $865 has been segregated as collateral with the broker for open swap contracts and/or for written swaptions.

Aggregate cost for federal income tax purposes is $1,768,472. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $60,121 and $17,080, respectively. Net unrealized appreciation for tax purposes is $43,041.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (continued):

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(5)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $250,685, or 17.05% of the portfolio’s net assets.
BBA	British Bank Association
BOA	Bank of America
BP	Basis Point
CITI	Citibank, Inc.
CMBX	Commercial Mortgage-Backed Index
CSFB	Credit Suisse First Boston
DUB	Deutsche Bank AG
IO	Interest Only
LIBOR	London Interbank Offered Rate
MSC	Morgan Stanley Capital Services
OJSC	Open Joint Stock Company
OTC	Over The Counter
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
UBS	UBS Warburg LLC

CURRENCY ABBREVIATIONS:

EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$173,818	$—	$173,818
Corporate Debt Securities	—	439,668	¿	439,668
Foreign Government Obligations	—	80,194	—	80,194
Mortgage-Backed Securities	—	189,265	—	189,265
Municipal Government Obligations	—	4,322	—	4,322
Preferred Corporate Debt Securities	—	9,336	—	9,336
Preferred Stocks	2,396	—	—	2,396
Purchased Option	184	—	—	184
Purchased Swaptions	—	391	—	391
Repurchase Agreement	—	36	—	36
Securities Lending Collateral	55,283	—	—	55,283
Short-Term Investment Company	42,124	—	—	42,124
Structured Notes Debt	—	8,726	—	8,726
U.S. Government Agency Obligations	—	766,340	—	766,340
U.S. Government Obligations	—	39,425	—	39,425
Warrant	5	—	—	5
Total	$99,992	$1,711,521	$¿	$1,811,513

TBA Short Commitments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
U.S. Government Agency Obligations	$—	$(208,827)	$—	$(208,827)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Written Swaption	$—	$(196)	$—	$(196)

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$1,206	$—	$—	$1,206
Futures Contracts - Depreciation	(140)	—	—	(140)
Credit Default Swap - Appreciation	—	1,925	—	1,925
Credit Default Swap - Depreciation	—	(2)	—	(2)
Forward Foreign Currency Contracts - Appreciation	—	257	—	257
Forward Foreign Currency Contracts - Depreciation	—	(354)	—	(354)
Interest Rate Swaps - Depreciation	—	(809)	—	(809)
Total	$1,066	$1,017	$—	$2,083

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Core Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

VALUATION SUMMARY (all amounts in thousands) (continued): '

Level 3 Rollforward - Investment Securities
Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 ƒ
Corporate Debt Securities	$¿	$—	$(¿ )	$(10)	$—	$16	$—	$(6)	$¿	$10

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
Transferred out of Level 3 because of availability of observable inputs.
¿	Amount rounds to less than 1.
Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
PREFERRED CORPORATE DEBT SECURITY - 0.0% ¥
Hotels, Restaurants & Leisure - 0.0% ¥
Fontainebleau Resorts
12.50%, 06/30/2012 - 144A ‡	$3,827	$¿
Total Preferred Corporate Debt Security (cost $3,759)

CORPORATE DEBT SECURITIES - 86.8%
Aerospace & Defense - 0.9%
Huntington Ingalls Industries, Inc.
7.13%, 03/15/2021	1,465	1,593
Silver II Borrower / Silver II US Holdings LLC
7.75%, 12/15/2020 - 144A	1,365	1,413
TransDigm, Inc.
7.75%, 12/15/2018	3,750	4,148
Air Freight & Logistics - 0.3%
Air Medical Group Holdings, Inc.
9.25%, 11/01/2018	2,160	2,387
Auto Components - 0.8%
Affinia Group, Inc.
10.75%, 08/15/2016 - 144A	944	1,023
American Axle & Manufacturing Holdings, Inc.
9.25%, 01/15/2017 - 144A	1,704	1,891
Continental Rubber of America Corp.
4.50%, 09/15/2019 - 144A	895	916
Tomkins LLC / Tomkins, Inc.
9.00%, 10/01/2018	588	659
Tower Automotive Holdings USA LLC
10.63%, 09/01/2017 - 144A	2,212	2,422
Automobiles - 0.8%
Chrysler Group LLC / CG Co.-Issuer, Inc.
8.25%, 06/15/2021	2,815	3,097
Ford Motor Co.
7.45%, 07/16/2031	2,995	3,803
Beverages - 0.5%
Constellation Brands, Inc.
4.63%, 03/01/2023	1,350	1,411
6.00%, 05/01/2022	1,240	1,419
Innovation Ventures LLC / Innovation Ventures Finance Corp.
9.50%, 08/15/2019 - 144A	975	917
Biotechnology - 0.4%
STHI Holding Corp.
8.00%, 03/15/2018 - 144A	1,115	1,207
Warner Chilcott Co. LLC
7.75%, 09/15/2018	2,043	2,176
Building Products - 0.9%
Interline Brands, Inc.
10.00%, 11/15/2018 - 144A	2,665	2,891
Nortek, Inc.
8.50%, 04/15/2021 - 144A	1,910	2,115
8.50%, 04/15/2021	670	744
10.00%, 12/01/2018	1,560	1,736
Capital Markets - 0.1%
E*TRADE Financial Corp.
6.00%, 11/15/2017	250	256
6.38%, 11/15/2019	860	881
Chemicals - 3.2%
Ashland, Inc.
4.75%, 08/15/2022 - 144A	630	655

	Principal (000’s)	Value (000’s)
Chemicals (continued)
Celanese U.S. Holdings LLC
4.63%, 11/15/2022	$855	$896
5.88%, 06/15/2021	765	857
6.63%, 10/15/2018	655	721
Chemtura Corp.
7.88%, 09/01/2018	1,520	1,630
Ineos Finance PLC
8.38%, 02/15/2019 - 144A	3,190	3,437
Kraton Polymers LLC / Kraton Polymers Capital Corp.
6.75%, 03/01/2019	750	775
LyondellBasell Industries NV
5.00%, 04/15/2019	4,305	4,756
5.75%, 04/15/2024	2,785	3,272
PolyOne Corp.
7.38%, 09/15/2020	440	481
Rain CII Carbon LLC / CII Carbon Corp.
8.00%, 12/01/2018 - 144A	2,040	2,076
8.25%, 01/15/2021 - 144A	660	675
Rockwood Specialties Group, Inc.
4.63%, 10/15/2020	2,380	2,463
Scotts Miracle-Gro Co.
7.25%, 01/15/2018	460	495
Taminco Global Chemical Corp.
9.75%, 03/31/2020 - 144A	440	482
Tronox Finance LLC
6.38%, 08/15/2020 - 144A	2,315	2,338
Commercial Banks - 0.3%
CIT Group, Inc.
5.00%, 08/15/2022	385	411
5.25%, 03/15/2018	525	562
5.38%, 05/15/2020	190	208
5.50%, 02/15/2019 - 144A	865	942
Commercial Services & Supplies - 3.3%
ADS Waste Holdings, Inc.
8.25%, 10/01/2020 - 144A	960	1,008
Alphabet Holding Co., Inc.
7.75%, 11/01/2017 - 144A	2,385	2,457
ARAMARK Holdings Corp.
8.63%, 05/01/2016 - 144A	815	834
Clean Harbors, Inc.
5.13%, 06/01/2021 - 144A	865	895
5.25%, 08/01/2020	925	964
Covanta Holding Corp.
6.38%, 10/01/2022	1,700	1,846
Emergency Medical Services Corp.
8.13%, 06/01/2019	690	758
HDTFS, Inc.
6.25%, 10/15/2022 - 144A	955	1,017
Interface, Inc.
7.63%, 12/01/2018	730	784
Koppers, Inc.
7.88%, 12/01/2019	550	605
Logo Merger Sub Corp.
8.38%, 10/15/2020 - 144A	1,565	1,573
Mead Products LLC / ACCO Brands Corp.
6.75%, 04/30/2020 - 144A	2,355	2,473
Polymer Group, Inc.
7.75%, 02/01/2019	1,265	1,357

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Commercial Services & Supplies (continued)
ServiceMaster Co.
7.00%, 08/15/2020 - 144A	$2,015	$2,020
8.00%, 02/15/2020	1,025	1,069
United Rentals North America, Inc.
7.38%, 05/15/2020 - 144A	4,950	5,432
8.25%, 02/01/2021	290	327
10.25%, 11/15/2019	1,075	1,247
Communications Equipment - 1.2%
Avaya, Inc.
7.00%, 04/01/2019 - 144A	890	832
9.00%, 04/01/2019 - 144A	1,335	1,358
9.75%, 11/01/2015	3,195	2,844
10.13%, 11/01/2015	2,987	2,674
Brocade Communications Systems, Inc.
6.63%, 01/15/2018	565	583
6.88%, 01/15/2020	565	609
CommScope, Inc.
8.25%, 01/15/2019 - 144A	1,065	1,166
Computers & Peripherals - 0.5%
NCR Corp.
5.00%, 07/15/2022 - 144A	1,145	1,164
Seagate HDD Cayman
7.00%, 11/01/2021	2,720	2,917
Construction Materials - 0.0% ¥
RathGibson, Inc.
11.25%, 02/15/2014 ‡	2,145	¿
Consumer Finance - 1.7%
Ally Financial, Inc.
4.63%, 06/26/2015	3,340	3,482
5.50%, 02/15/2017	1,700	1,819
6.25%, 12/01/2017	3,830	4,240
8.00%, 12/31/2018 - 11/01/2031	3,430	4,307
Containers & Packaging - 0.8%
BOE Merger Corp.
9.50%, 11/01/2017 - 144A	1,180	1,180
BWAY Holding Co.
10.00%, 06/15/2018	455	505
Sealed Air Corp.
6.50%, 12/01/2020 - 144A	885	956
8.38%, 09/15/2021 - 144A	3,625	4,141
Distributors - 0.4%
HD Supply, Inc.
8.13%, 04/15/2019 - 144A	695	792
VWR Funding, Inc.
7.25%, 09/15/2017 - 144A	2,695	2,830
Diversified Consumer Services - 1.7%
Education Management LLC
8.75%, 06/01/2014	2,845	2,283
Laureate Education, Inc.
9.25%, 09/01/2019 - 144A	8,740	9,134
12.75%, 08/15/2017 - 144A	2,690	2,851
Diversified Financial Services - 2.3%
AWAS Aviation Capital, Ltd.
7.00%, 10/17/2016 - 144A	129	136
CEVA Group PLC
8.38%, 12/01/2017 - 144A	1,845	1,817
11.63%, 10/01/2016 - 144A	1,715	1,762
CNH Capital LLC
6.25%, 11/01/2016	1,640	1,808

	Principal (000’s)	Value (000’s)
Diversified Financial Services (continued)
Ford Motor Credit Co., LLC
5.75%, 02/01/2021	$760	$875
8.13%, 01/15/2020	2,175	2,787
General Motors Financial Co., Inc.
4.75%, 08/15/2017 - 144A	1,350	1,420
6.75%, 06/01/2018	1,075	1,233
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
5.63%, 03/15/2020 - 144A	3,535	3,703
Nuveen Investments, Inc.
9.50%, 10/15/2020 - 144A	2,415	2,403
Sawgrass Merger Sub, Inc.
8.75%, 12/15/2020	885	892
Diversified Telecommunication Services - 4.7%
Hughes Satellite Systems Corp.
6.50%, 06/15/2019	2,725	3,004
Intelsat Jackson Holdings SA
7.25%, 10/15/2020 - 144A	1,895	2,056
Intelsat Luxembourg SA
11.50%, 02/04/2017	8,030	8,531
SBA Telecommunications, Inc.
5.75%, 07/15/2020 - 144A	1,640	1,743
8.25%, 08/15/2019	429	479
Sprint Capital Corp.
8.75%, 03/15/2032	1,090	1,333
Telesat Canada
12.50%, 11/01/2017	3,065	3,364
UPCB Finance V, Ltd.
7.25%, 11/15/2021 - 144A	4,730	5,203
UPCB Finance VI, Ltd.
6.88%, 01/15/2022 - 144A	1,620	1,754
Virgin Media Finance PLC
4.88%, 02/15/2022	840	859
Wind Acquisition Holdings Finance SA
12.25%, 07/15/2017 - 144A	2,700	2,601
Windstream Corp.
7.50%, 06/01/2022	1,200	1,272
7.75%, 10/01/2021	5,410	5,843
8.13%, 09/01/2018	615	672
Electric Utilities - 1.1%
DPL, Inc.
6.50%, 10/15/2016	1,620	1,713
7.25%, 10/15/2021	4,365	4,671
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
6.88%, 08/15/2017 - 144A	640	682
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
11.50%, 10/01/2020 - 144A	2,900	2,269
Electrical Equipment - 0.3%
Belden, Inc.
5.50%, 09/01/2022 - 144A	900	925
General Cable Corp.
5.75%, 10/01/2022 - 144A	1,430	1,480
Energy Equipment & Services - 2.5%
Access Midstream Partners, LP / ACMP Finance Corp.
4.88%, 05/15/2023	2,220	2,253
Atwood Oceanics, Inc.
6.50%, 02/01/2020	1,035	1,113

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Energy Equipment & Services (continued)
Bristow Group, Inc.
6.25%, 10/15/2022	$1,050	$1,124
Calfrac Holdings, LP
7.50%, 12/01/2020 - 144A	690	683
FTS International Services LLC / FTS International Bonds, Inc.
8.13%, 11/15/2018 - 144A	2,400	2,478
Holly Energy Partners, LP / Holly Energy Finance Corp.
6.50%, 03/01/2020 - 144A	505	540
Inergy Midstream, LP / Finance Corp.
6.00%, 12/15/2020 - 144A	705	728
Offshore Group Investment, Ltd.
7.50%, 11/01/2019 - 144A	735	742
Oil States International, Inc.
6.50%, 06/01/2019	2,110	2,247
Precision Drilling Corp.
6.50%, 12/15/2021	1,835	1,954
6.63%, 11/15/2020	835	898
Seadrill, Ltd.
5.63%, 09/15/2017 - 144A	4,020	3,990
SESI LLC
6.38%, 05/01/2019	1,315	1,407
Food & Staples Retailing - 0.4%
Dufry Finance SCA
5.50%, 10/15/2020 - 144A	1,500	1,553
Pantry, Inc.
8.38%, 08/01/2020 - 144A	1,385	1,447
Food Products - 1.4%
American Seafoods Group LLC
10.75%, 05/15/2016 - 144A	4,515	4,627
ASG Consolidated LLC / ASG Finance, Inc.
15.00%, 05/15/2017 - 144A §	1,822	1,623
Land O’ Lakes, Inc.
6.00%, 11/15/2022 - 144A	870	942
Michael Foods Group, Inc.
9.75%, 07/15/2018	1,025	1,133
Michael Foods Holding, Inc.
8.50%, 07/15/2018 - 144A	1,335	1,362
Smithfield Foods, Inc.
6.63%, 08/15/2022	1,845	2,038
Gas Utilities - 1.0%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, 05/20/2020	2,065	2,266
7.00%, 05/20/2022	2,585	2,876
AmeriGas Partners, LP / AmeriGas Finance Corp.
6.25%, 08/20/2019	1,220	1,305
Sabine Pass LNG, LP
6.50%, 11/01/2020 - 144A	1,915	1,949
Health Care Equipment & Supplies - 2.8%
Accellent, Inc.
8.38%, 02/01/2017	2,950	3,098
American Renal Holdings Co., Inc.
8.38%, 05/15/2018	435	458
Bausch & Lomb, Inc.
9.88%, 11/01/2015	903	930
Biomet, Inc.
6.50%, 08/01/2020 - 144A	2,100	2,231

	Principal (000’s)	Value (000’s)
Health Care Equipment & Supplies (continued)
ConvaTec Healthcare E SA
10.50%, 12/15/2018 - 144A	$4,540	$5,005
DJO Finance LLC / DJO Finance Corp.
8.75%, 03/15/2018 - 144A	1,245	1,360
Hologic, Inc.
6.25%, 08/01/2020 - 144A	4,430	4,773
Kinetic Concepts, Inc. / KCI USA, Inc.
10.50%, 11/01/2018 - 144A	3,095	3,246
Physio-Control International, Inc.
9.88%, 01/15/2019 - 144A	1,300	1,427
Teleflex, Inc.
6.88%, 06/01/2019	435	470
Health Care Providers & Services - 3.8%
Amsurg Corp.
5.63%, 11/30/2020 - 144A	625	650
CDRT Holding Corp.
9.25%, 10/01/2017 - 144A	1,480	1,510
CHS/Community Health Systems, Inc.
5.13%, 08/15/2018	2,170	2,262
7.13%, 07/15/2020	2,295	2,450
DaVita HealthCare Partners, Inc.
5.75%, 08/15/2022	3,990	4,203
Fresenius Medical Care U.S. Finance II, Inc.
5.63%, 07/31/2019 - 144A	1,300	1,396
5.88%, 01/31/2022 - 144A	1,085	1,177
GCB U.S. Oncology, Inc. (Escrow Shares)
08/15/2017	1,110	21
HCA Holdings, Inc.
6.25%, 02/15/2021	1,510	1,548
HCA, Inc.
6.50%, 02/15/2020	2,380	2,678
7.50%, 02/15/2022	3,410	3,904
9.88%, 02/15/2017	372	393
INC Research LLC
11.50%, 07/15/2019 - 144A	970	1,004
MultiPlan, Inc.
9.88%, 09/01/2018 - 144A	2,885	3,217
PSS World Medical, Inc.
6.38%, 03/01/2022	1,115	1,316
ResCare, Inc.
10.75%, 01/15/2019	1,975	2,192
United Surgical Partners International, Inc.
9.00%, 04/01/2020	1,180	1,310
Health Care Technology - 0.2%
IMS Health, Inc.
6.00%, 11/01/2020 - 144A	1,450	1,519
Hotels, Restaurants & Leisure - 7.4%
Buffalo Thunder Development Authority
9.38%, 12/15/2014 - 144A ‡	3,095	1,083
Caesars Entertainment Operating Co., Inc.
5.38%, 12/15/2013	535	522
5.63%, 06/01/2015	6,100	5,337
8.50%, 02/15/2020	3,195	3,171
11.25%, 06/01/2017	2,045	2,191
12.75%, 04/15/2018	1,115	822
Caesars Operating Escrow LLC / Caesars Escrow Corp.
9.00%, 02/15/2020 - 144A	1,435	1,435

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Hotels, Restaurants & Leisure (continued)
Carlson Wagonlit BV
6.88%, 06/15/2019 - 144A	$1,340	$1,414
Cinemark USA, Inc.
5.13%, 12/15/2022 - 144A	705	714
7.38%, 06/15/2021	540	597
Fontainebleau Las Vegas Holdings LLC
10.25%, 06/15/2015 - 144A ‡	5,645	4
Greektown Holdings LLC (Escrow Shares)
10.75%, 12/01/2013 - 144A	1,495	¿
Inn of the Mountain Gods Resort & Casino
8.75%, 11/30/2020 - 144A §	386	384
MCE Finance, Ltd.
10.25%, 05/15/2018	1,725	1,962
MGM Resorts International
5.88%, 02/27/2014	945	983
6.63%, 12/15/2021	3,185	3,185
7.75%, 03/15/2022	3,385	3,622
Mohegan Tribal Gaming Authority
10.50%, 12/15/2016 - 144A	1,550	1,519
11.00%, 09/15/2018 - 144A	2,580	2,032
11.50%, 11/01/2017 - 144A §	1,385	1,485
NCL Corp., Ltd.
9.50%, 11/15/2018	2,175	2,414
11.75%, 11/15/2016	2,135	2,413
NPC International, Inc. / NPC Operating Co. A, Inc. / NPC Operating Co. B, Inc.
10.50%, 01/15/2020	2,725	3,161
Royal Caribbean Cruises, Ltd.
7.25%, 06/15/2016 - 03/15/2018	970	1,096
Ruby Tuesday, Inc.
7.63%, 05/15/2020 - 144A	560	535
Seven Seas Cruises S de RL, LLC
9.13%, 05/15/2019	2,700	2,855
Studio City Finance, Ltd.
8.50%, 12/01/2020 - 144A	4,725	4,940
Tunica-Biloxi Gaming Authority
9.00%, 11/15/2015 - 144A §	2,435	2,155
Viking Cruises, Ltd.
8.50%, 10/15/2022 - 144A	1,160	1,253
Waterford Gaming LLC / Waterford Gaming Financial Corp.
8.63%, 09/15/2014 - 144A §	1,955	1,059
WMG Acquisition Corp.
6.00%, 01/15/2021	965	1,018
11.50%, 10/01/2018	2,995	3,459
Wynn Las Vegas LLC
7.75%, 08/15/2020	1,435	1,636
Household Durables - 0.4%
Brookfield Residential Properties, Inc.
6.50%, 12/15/2020 - 144A	1,505	1,542
Libbey Glass, Inc.
6.88%, 05/15/2020	670	720
Tempur-Pedic International, Inc.
6.88%, 12/15/2020 - 144A	1,065	1,096
Household Products - 2.1%
Harbinger Group, Inc.
7.88%, 07/15/2019 - 144A	890	882

	Principal (000’s)	Value (000’s)
Household Products (continued)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
6.88%, 02/15/2021	$3,150	$3,394
7.13%, 04/15/2019	1,885	2,026
7.88%, 08/15/2019	985	1,096
9.88%, 08/15/2019	4,305	4,607
Spectrum Brands Escrow Corp.
6.38%, 11/15/2020 - 144A	935	982
6.63%, 11/15/2022 - 144A	1,360	1,459
Spectrum Brands, Inc.
6.75%, 03/15/2020 - 144A	1,345	1,439
9.50%, 06/15/2018	870	987
Independent Power Producers & Energy Traders - 0.8%
Edison Mission Energy
7.50%, 06/15/2013 ‡	2,750	1,451
NRG Energy, Inc.
7.88%, 05/15/2021	1,665	1,848
8.25%, 09/01/2020	2,960	3,315
Industrial Conglomerates - 0.3%
Amsted Industries, Inc.
8.13%, 03/15/2018 - 144A	2,360	2,525
Insurance - 0.6%
A-S Co.-Issuer Subsidiary, Inc. / A-S Merger Sub LLC
7.88%, 12/15/2020 - 144A	1,255	1,255
Hub International, Ltd.
8.13%, 10/15/2018 - 144A	1,300	1,333
Onex USI Aquisition Corp.
7.75%, 01/15/2021 - 144A	2,105	2,073
Internet Software & Services - 0.1%
Equinix, Inc.
7.00%, 07/15/2021	1,100	1,221
IT Services - 0.5%
Alliance Data Systems Corp.
6.38%, 04/01/2020 - 144A	1,000	1,065
Fidelity National Information Services, Inc.
7.63%, 07/15/2017	1,095	1,191
Lender Processing Services, Inc.
5.75%, 04/15/2023	1,425	1,478
Life Sciences Tools & Services - 0.6%
Jaguar Holding Co. II / Jaguar Merger Sub, Inc.
9.50%, 12/01/2019 - 144A	4,070	4,619
Machinery - 0.6%
American Railcar Industries, Inc.
7.50%, 03/01/2014	636	641
JMC Steel Group, Inc.
8.25%, 03/15/2018 - 144A	1,535	1,604
Navistar International Corp.
8.25%, 11/01/2021	1,750	1,688
SPL Logistics Escrow LLC / SPL Logistics Finance Corp.
8.88%, 08/01/2020 - 144A	875	928
Media - 4.9%
Adelphia Communications Corp. (Escrow Certificates)
9.25%, 10/01/2049	1,305	8
10.25%, 06/15/2049 - 11/01/2049	1,460	9

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Media (continued)
AMC Entertainment, Inc.
8.75%, 06/01/2019	$535	$593
AMC Networks, Inc.
4.75%, 12/15/2022	885	889
7.75%, 07/15/2021	890	1,019
Cablevision Systems Corp.
7.75%, 04/15/2018	805	896
Catalina Marketing Corp.
10.50%, 10/01/2015 - 144A §	2,384	2,414
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25%, 09/30/2022	3,580	3,624
7.00%, 01/15/2019	1,140	1,230
7.88%, 04/30/2018	1,125	1,211
8.13%, 04/30/2020	100	112
Cequel Communications Holdings I LLC / Cequel Capital Corp.
6.38%, 09/15/2020 - 144A	3,260	3,393
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022 - 144A	3,450	3,571
7.63%, 03/15/2020	385	384
Crown Media Holdings, Inc.
10.50%, 07/15/2019	770	867
CSC Holdings LLC
6.75%, 11/15/2021 - 144A	185	205
LBI Media, Inc.
9.25%, 04/15/2019 - 144A	1,490	1,397
McClatchy Co.
9.00%, 12/15/2022 - 144A	1,765	1,803
MDC Partners, Inc.
11.00%, 11/01/2016	2,240	2,461
MediaCom LLC
9.13%, 08/15/2019	935	1,036
NAI Entertainment Holdings LLC
8.25%, 12/15/2017 - 144A	621	684
National CineMedia LLC
6.00%, 04/15/2022	1,045	1,108
7.88%, 07/15/2021	3,010	3,334
Nielsen Finance LLC / Nielsen Finance Co.
11.63%, 02/01/2014	644	715
Regal Cinemas Corp.
8.63%, 07/15/2019	1,330	1,470
Regal Entertainment Group
9.13%, 08/15/2018	1,340	1,494
Sitel LLC
11.50%, 04/01/2018	680	479
Starz LLC / Starz Finance Corp.
5.00%, 09/15/2019 - 144A	1,250	1,281
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
5.50%, 01/15/2023 - 144A	2,220	2,292
Metals & Mining - 3.0%
AK Steel Corp.
8.75%, 12/01/2018 - 144A	870	918
Eldorado Gold Corp.
6.13%, 12/15/2020 - 144A	3,550	3,612
FMG Resources August 2006 Pty, Ltd.
7.00%, 11/01/2015 - 144A	3,875	4,068
8.25%, 11/01/2019 - 144A	860	916

	Principal (000’s)	Value (000’s)
Metals & Mining (continued)
IAMGOLD Corp.
6.75%, 10/01/2020 - 144A	$2,425	$2,364
Inmet Mining Corp.
7.50%, 06/01/2021 - 144A	1,170	1,214
KGHM International, Ltd.
7.75%, 06/15/2019 - 144A	2,985	3,097
Molycorp, Inc.
10.00%, 06/01/2020 - 144A	1,780	1,655
New Gold, Inc.
6.25%, 11/15/2022 - 144A	1,300	1,346
7.00%, 04/15/2020 - 144A	770	822
Novelis, Inc.
8.38%, 12/15/2017	1,145	1,262
8.75%, 12/15/2020	2,205	2,459
SunCoke Energy, Inc.
7.63%, 08/01/2019	1,085	1,118
Oil, Gas & Consumable Fuels - 10.0%
Berry Petroleum Co.
6.38%, 09/15/2022	2,745	2,855
Chesapeake Energy Corp.
6.13%, 02/15/2021	2,895	3,004
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc.
6.63%, 11/15/2019 - 144A	875	825
Concho Resources, Inc.
5.50%, 04/01/2023	1,515	1,587
6.50%, 01/15/2022	1,070	1,177
7.00%, 01/15/2021	1,325	1,477
CONSOL Energy, Inc.
8.00%, 04/01/2017	1,335	1,445
Continental Resources, Inc.
5.00%, 09/15/2022	6,950	7,489
7.13%, 04/01/2021	545	616
CVR Refining LLC / Coffeyville Finance, Inc.
6.50%, 11/01/2022 - 144A	2,355	2,343
Denbury Resources, Inc.
8.25%, 02/15/2020	1,360	1,530
9.75%, 03/01/2016	3,875	4,108
EP Energy LLC / EP Energy Finance, Inc.
9.38%, 05/01/2020	2,490	2,807
EP Energy LLC / Everest Acquisition Finance, Inc.
6.88%, 05/01/2019	3,385	3,673
7.75%, 09/01/2022	680	721
EPL Oil & Gas, Inc.
8.25%, 02/15/2018 - 144A	1,430	1,469
Frontier Oil Corp.
6.88%, 11/15/2018	445	478
Harvest Operations Corp.
6.88%, 10/01/2017	645	716
HollyFrontier Corp.
9.88%, 06/15/2017	1,510	1,635
Kodiak Oil & Gas Corp.
8.13%, 12/01/2019	3,020	3,330
Laredo Petroleum, Inc.
7.38%, 05/01/2022	1,645	1,785
MEG Energy Corp.
6.38%, 01/30/2023 - 144A	1,870	1,949

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Newfield Exploration Co.
5.63%, 07/01/2024	$2,265	$2,446
Oasis Petroleum, Inc.
6.50%, 11/01/2021	755	802
6.88%, 01/15/2023	2,510	2,692
OGX Austria GmbH
8.50%, 06/01/2018 - 144A	1,635	1,472
PBF Holding Co. LLC / PBF Finance Corp.
8.25%, 02/15/2020 - 144A	100	108
Peabody Energy Corp.
6.00%, 11/15/2018	3,815	4,053
6.25%, 11/15/2021	3,270	3,474
Penn Virginia Resource Partners, LP / Penn Virginia Resource Finance Corp. II
8.38%, 06/01/2020 - 144A	950	1,024
Plains Exploration & Production Co.
6.88%, 02/15/2023	3,800	4,342
QEP Resources, Inc.
5.25%, 05/01/2023	1,455	1,557
Range Resources Corp.
6.75%, 08/01/2020	1,320	1,432
Rosetta Resources, Inc.
9.50%, 04/15/2018	825	916
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 - 144A	2,985	134
SM Energy Co.
6.50%, 01/01/2023	1,445	1,546
Tesoro Corp.
5.38%, 10/01/2022	1,905	2,029
Venoco, Inc.
8.88%, 02/15/2019	2,995	2,808
11.50%, 10/01/2017	430	450
WPX Energy, Inc.
5.25%, 01/15/2017	615	652
6.00%, 01/15/2022	2,725	2,936
Paper & Forest Products - 0.7%
Boise Paper Holdings LLC
8.00%, 04/01/2020	445	492
9.00%, 11/01/2017	1,835	2,004
Domtar Corp.
10.75%, 06/01/2017	1,540	1,995
Smurfit Kappa Acquisitions
4.88%, 09/15/2018 - 144A	1,090	1,112
Personal Products - 0.3%
Revlon Consumer Products Corp.
9.75%, 11/15/2015	2,150	2,263
Pharmaceuticals - 1.0%
Elan Finance PLC / Elan Finance Corp.
6.25%, 10/15/2019 - 144A	1,415	1,479
ENDO Health Solutions, Inc.
7.00%, 07/15/2019 - 12/15/2020	1,930	2,058
7.25%, 01/15/2022	150	161
Valeant Pharmaceuticals International
6.38%, 10/15/2020 - 144A	1,940	2,081
VPI Escrow Corp.
6.38%, 10/15/2020 - 144A	2,425	2,600
Professional Services - 1.3%
FTI Consulting, Inc.
6.00%, 11/15/2022 - 144A	1,045	1,082

	Principal (000’s)	Value (000’s)
Professional Services (continued)
TransUnion Holding Co., Inc.
8.13%, 06/15/2018 - 144A	$1,980	$2,044
9.63%, 06/15/2018	3,545	3,749
TransUnion LLC / TransUnion Financing Corp.
11.38%, 06/15/2018	3,035	3,536
Real Estate Management & Development - 0.6%
CBRE Services, Inc.
6.63%, 10/15/2020	2,470	2,702
11.63%, 06/15/2017	2,250	2,475
Road & Rail - 0.5%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
9.75%, 03/15/2020	2,165	2,501
Hertz Corp.
7.50%, 10/15/2018	735	812
Kansas City Southern de Mexico SA de CV
6.13%, 06/15/2021	600	678
Software - 1.4%
First Data Corp.
7.38%, 06/15/2019 - 144A	2,535	2,624
Infor U.S., Inc.
9.38%, 04/01/2019	1,605	1,802
Nuance Communications, Inc.
5.38%, 08/15/2020 - 144A	2,220	2,320
SSI Investments II, Ltd. / SSI Co.-Issuer LLC
11.13%, 06/01/2018	4,375	4,839
Specialty Retail - 5.4%
Academy, Ltd.
9.25%, 08/01/2019 - 144A	2,170	2,409
Claire’s Stores, Inc.
9.00%, 03/15/2019 - 144A	2,320	2,488
Express LLC
8.75%, 03/01/2018	5,145	5,570
Ltd. Brands, Inc.
5.63%, 02/15/2022	3,365	3,659
6.63%, 04/01/2021	4,135	4,736
8.50%, 06/15/2019	2,650	3,233
Michaels Stores, Inc.
7.75%, 11/01/2018 - 144A	955	1,048
7.75%, 11/01/2018	495	543
11.38%, 11/01/2016	1,010	1,055
New Academy Finance Co. LLC / New Academy Finance Corp.
8.00%, 06/15/2018 - 144A	3,995	4,045
Party City Holdings, Inc.
8.88%, 08/01/2020 - 144A	2,320	2,488
Petco Animal Supplies, Inc.
9.25%, 12/01/2018 - 144A	3,325	3,691
Petco Holdings, Inc.
8.50%, 10/15/2017 - 144A	3,895	4,002
Radio Systems Corp.
8.38%, 11/01/2019 - 144A	1,160	1,209
Sally Holdings LLC / Sally Capital, Inc.
5.75%, 06/01/2022	4,135	4,486
Textiles, Apparel & Luxury Goods - 0.6%
PVH Corp.
4.50%, 12/15/2022	1,060	1,071
7.75%, 11/15/2023	2,795	3,413

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Textiles, Apparel & Luxury Goods (continued)
Wolverine World Wide, Inc.
6.13%, 10/15/2020 - 144A	$765	$803
Trading Companies & Distributors - 1.5%
International Lease Finance Corp.
5.65%, 06/01/2014	1,250	1,301
6.25%, 05/15/2019	1,630	1,736
8.25%, 12/15/2020	2,775	3,308
8.63%, 09/15/2015 - 01/15/2022	2,305	2,825
8.75%, 03/15/2017	2,455	2,836
Wireless Telecommunication Services - 3.9%
Crown Castle International Corp.
5.25%, 01/15/2023 - 144A	1,910	2,044
Digicel Group, Ltd.
10.50%, 04/15/2018 - 144A	1,045	1,150
Digicel, Ltd.
8.25%, 09/01/2017 - 144A	2,705	2,894
iPCS, Inc.
3.56%, 05/01/2014	880	878
SBA Communications Corp.
5.63%, 10/01/2019 - 144A	1,905	2,000
Sprint Nextel Corp.
6.00%, 12/01/2016 - 11/15/2022	6,265	6,608
7.00%, 08/15/2020	1,240	1,355
8.38%, 08/15/2017	5,265	6,120
9.00%, 11/15/2018 - 144A	6,075	7,502
9.13%, 03/01/2017	995	1,172

Total Corporate Debt Securities (cost $679,988)		711,616

STRUCTURED NOTES DEBT - 0.4%
Media - 0.4%
Catalina Marketing Corp.
11.63%, 10/01/2017 - 144A *	2,828	2,856
LBI Media Holdings, Inc.
11.00%, 10/15/2013 *	360	99

Total Structured Notes Debt (cost $3,189)		2,955

CONVERTIBLE BONDS - 0.0% ¥
Independent Power Producers & Energy Traders - 0.0% ¥
Mirant Corp. (Escrow Certificates)
2.50%, 06/15/2021	1,220	¿
Media - 0.0% ¥
Mood Media Corp.
10.00%, 10/31/2015	7	7

Total Convertible Bonds (cost $1)		7

LOAN ASSIGNMENTS - 7.4%
Aerospace & Defense - 0.2%
Sequa Corp., Tranche B
—, 05/29/2017	1,600	1,609
Automobiles - 0.2%
Chrysler Group LLC, Tranche B
6.00%, 05/24/2017 *	1,379	1,407
Chemicals - 0.6%
Ineos US Finance LLC
6.50%, 05/04/2018 *	3,970	4,010
PL Propylene LLC, Tranch B
7.00%, 03/23/2017 *	1,251	1,261

	Principal (000’s)	Value (000’s)
Commercial Services & Supplies - 0.4%
ADS Waste Holdings, Inc., Tranche B
5.25%, 10/09/2019 *	$3,100	$3,135
Diversified Financial Services - 0.5%
Alixpartners LLP, 2nd Lien
10.75%, 12/27/2019 *	2,300	2,323
Nuveen Investments, Inc., 2nd Lien
8.25%, 02/28/2019 *	2,000	2,030
Electric Utilities - 0.4%
Texas Competitive Electric Holdings Co. LLC, Non-Extended
3.75%, 10/10/2014 *	4,791	3,634
Food Products - 0.3%
Del Monte Corp.
4.50%, 03/08/2018 *	2,685	2,687
Hotels, Restaurants & Leisure - 0.7%
Peninsula Gaming LLC
5.75%, 11/14/2017	3,300	3,349
Seven Seas Cruises S de RL LLC, Tranche B
6.25%, 12/21/2018 *	2,587	2,613
Insurance - 1.1%
Asurion LLC, 1st Lien
5.50%, 05/24/2018 *	1,700	1,715
Asurion LLC, 2nd Lien
9.00%, 05/24/2019 *	803	825
Asurion LLC, Tranche B1
4.75%, 07/18/2017 *	969	974
Lone Star Intermediate Super Holdings LLC, Tranche B
11.00%, 09/02/2019 *	4,300	4,541
Media - 0.1%
WideOpenWest Finance LLC, 1st Lien
6.25%, 07/17/2018 *	597	603
Metals & Mining - 0.8%
FMG America Finance, Inc.
5.25%, 10/18/2017 *	6,192	6,234
Oil, Gas & Consumable Fuels - 0.3%
EP Energy LLC, Tranche B1
5.00%, 05/24/2018 *	2,500	2,514
Personal Products - 0.5%
Revlon Consumer Products Corp., Tranche B
4.75%, 11/17/2017 *	3,791	3,812
Pharmaceuticals - 0.7%
Aptalis Pharma, Inc., Tranche B
5.50%, 02/10/2017 *	2,352	2,362
Quintiles Transnational Holdings, Inc.
7.50%, 02/22/2017	3,400	3,438
Software - 0.0% ¥
First Data Corp., Non-Extended
2.96%, 09/24/2014 *	165	165
Specialty Retail - 0.4%
Party City Holdings, Inc., Tranche B
5.75%, 07/26/2019 *	3,591	3,624
Transportation Infrastructure - 0.2%
CEVA Logistics U.S. Holdings, Inc., Extended
5.31%, 08/31/2016 *	534	506
CEVA Logistics U.S. Holdings, Inc., Extended Synthetic
5.31%, 08/31/2016 *	535	507

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Transportation Infrastructure (continued)
EGL, Inc., Extended
5.31%, 08/31/2016 *	$959	$908

Total Loan Assignments (cost $60,023)		60,786

	Shares	Value (000’s)
CONVERTIBLE PREFERRED STOCK - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Chesapeake Energy Corp., 4.50%	12,015	965
Total Convertible Preferred Stock (cost $1,173)

PREFERRED STOCK - 0.3%
Diversified Financial Services - 0.3%
GMAC Capital Trust I, 8.13% *	87,120	2,322
Total Preferred Stock (cost $2,200)

COMMON STOCKS - 0.5%
Airlines - 0.0% ¥
Delta Air Lines, Inc. ‡	13,451	160
Building Products - 0.5%
Panolam Holdings Co. ‡ § Δ	1,803	3,182
Hotels, Restaurants & Leisure - 0.0% ¥
Greektown Superholdings, Inc. ‡	1,131	58
Independent Power Producers & Energy Traders - 0.0% ¥
Mirant Corp. (Escrow Certificates) ‡	550,000	¿
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. - Class A ‡	7,723	302

Total Common Stocks (cost $3,797)		3,702

INVESTMENT COMPANY - 0.0% ¥
Diversified Financial Services - 0.0% ¥
Adelphia Recovery Trust	2,697,805	¿
Total Investment Company (cost $2,633)

	Shares	Value (000’s)
RIGHT - 0.0% ¥
Hotels, Restaurants & Leisure - 0.0% ¥
BLB Contingent Value Rights ‡ § Δ	2,010	$191
Total Right (cost $2,010)

WARRANTS - 0.0% ¥
Food Products - 0.0% ¥
American Seafoods Group LLC ‡
Expiration: 05/15/2018
Exercise Price: $0.01	1,265	6
Media - 0.0% ¥
Reader’s Digest Association, Inc. ‡ § Δ
Expiration: 02/19/2014
Exercise Price: $47.35	13,112	¿
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. ‡
Expiration: 11/30/2014
Exercise Price: $25.00	8,130	121

Total Warrants (cost $¿)		127

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 3.0%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $24,502 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 12/01/2026, and with a value of $24,994.	$24,502	$24,502
Total Repurchase Agreement (cost $24,502)

Total Investment Securities (cost $783,275)		807,173
Other Assets and Liabilities - Net		12,820

Net Assets		$819,993

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

In default.
¿	Amount rounds to less than 1.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is $4,248, or 0.52% of the portfolio’s net assets.
Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
¥	Percentage rounds to less than 0.1%.

All or a portion of this security represents unsettled loan commitments at 12/31/2012 where the rate will be determined at time of settlement.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
§	Illiquid. Total aggregate market value of illiquid securities is $12,493, or 1.52% of the portfolio’s net assets.
Aggregate cost for federal income tax purposes is $783,438. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $48,379 and $24,644, respectively. Net unrealized appreciation for tax purposes is $23,735.
Δ	Restricted Security. At 12/31/2012, the portfolio owned the respective securities which were restricted to public resale as follows:

Investment Securities	Description	Acquisition Date	Cost	Value	Value as % of Net Assets

Common Stocks	Panolam Holdings Co.	12/29/2009	$3,080	$3,182	0.39%

Right	BLB Contingent Value Rights	11/22/2010	2,010	191	0.02

Warrants	Reader’s Digest Association, Inc.	05/18/2010	¿	¿	0.00 (A)

			$5,090	$3,373	0.41%

(A)	Percentage rounds to less than 0.01%.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners High Yield Bond Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

DEFINITION (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $295,807, or 36.07%, of the portfolio’s net assets.

VALUATION SUMMARY: '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$520	$–	$3,182	$3,702
Convertible Bonds	–	–	7	7
Convertible Preferred Stock	965	–	–	965
Corporate Debt Securities	–	710,557	1,059	711,616
Investment Company	–	–	¿	¿
Loan Assignments	–	60,786	–	60,786
Preferred Corporate Debt Security	–	–	¿	¿
Preferred Stock	2,322	–	–	2,322
Repurchase Agreement	–	24,502	–	24,502
Right	–	191	–	191
Structured Notes Debt	–	2,955	–	2,955
Warrants	127	–	¿	127
Total	$3,934	$798,991	$4,248	$807,173

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/ (Loss)	Net Change in Unrealized Appreciation / (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 ƒ
Common Stocks	$4,497	$—	$(4,116)	$—	$3,607	$(806)	$—	$—	$3,182	$1,643
Convertible Bonds	¿	—	—	1	—	6	—	—	7	6
Corporate Debt Securities	1,355	—	(400)	(19)	4	253	—	(134)	1,059	120
Investment Company	—	—	—	—	—	—	¿	—	¿	–
Loan Assignments	7,411	—	(7,438)	3	¿	24	—	—	—	—
Preferred Corporate Debt Security	¿	—	—	—	—	—	—	—	¿	—
Warrants	¿	—	—	—	—	—	—	—	¿	–
Total	$13,263	$—	$(11,954)	$(15)	$3,611	$(523)	$¿	$(134)	$4,248	$1,770

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to financial statements for more information regarding pricing inputs and valuation techniques.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
Transferred into Level 3 because of unavailability of observable inputs.
Transferred out of Level 3 because of availability of observable inputs.
¿	Amount rounds to less than 1.
Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Bond
2.75%, 11/15/2042	$1,272	$1,225
U.S. Treasury Inflation Indexed Bond
0.75%, 02/15/2042	159	174
U.S. Treasury Note
0.38%, 11/15/2015	369	369
1.63%, 11/15/2022	398	394

Total U.S. Government Obligations (cost $2,171)		2,162

U.S. GOVERNMENT AGENCY OBLIGATIONS - 21.3%
Fannie Mae
1.81%, 10/09/2019 ▲	280	245
2.50%, 10/01/2027 - 11/01/2027	333	350
3.00%, 11/01/2032 - 01/01/2033	499	525
3.00%, 03/01/2041 *	62	65
3.14%, 03/01/2041 *	57	60
3.29%, 12/01/2040 *	68	72
3.49%, 09/01/2041 *	80	84
3.50%, 01/01/2027 - 12/01/2042	1,518	1,622
4.00%, 02/01/2025 - 10/01/2042	2,169	2,342
4.50%, 02/01/2025 - 03/01/2042	2,509	2,718
5.00%, 09/01/2033 - 12/01/2035	1,242	1,353
5.50%, 09/01/2034 - 08/01/2037	496	544
6.00%, 02/01/2038 - 04/01/2040	329	362
6.50%, 05/01/2040	342	384
Fannie Mae, TBA
3.00%	620	654
3.50%	100	107
4.00%	400	429
4.50%	1,100	1,188
5.50%	700	761
6.00%	400	437
Farmer Mac Guaranteed Notes Trust
5.13%, 04/19/2017 - 144A	350	411
Freddie Mac
2.87%, 12/25/2021	165	175
3.02%, 02/01/2041 *	66	69
3.50%, 11/01/2042	300	319
3.97%, 01/25/2021 *	120	137
4.50%, 10/01/2041	549	589
5.00%, 03/01/2038	532	573
Freddie Mac, IO
1.32%, 08/25/2022 *	360	36
1.52%, 06/25/2022 *	380	42
1.56%, 12/25/2018 *	279	22
1.78%, 05/25/2019 *	220	21
Freddie Mac, TBA
3.50%	1,400	1,488
4.00%	500	534
4.50%	100	107
FREMF Mortgage Trust
3.56%, 08/25/2045 - 144A *	50	51
3.66%, 10/25/2045 - 144A *	80	78
4.02%, 11/25/2044 - 144A *	20	20
Ginnie Mae
1.36%, 11/20/2059 *	453	468
4.00%, 09/15/2040 - 07/15/2042	226	248
4.50%, 05/20/2040 - 02/15/2042	1,120	1,236
Ginnie Mae, IO
1.01%, 02/16/2053 *	314	26

	Principal (000’s)	Value (000’s)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Ginnie Mae, TBA
3.50%	$100	$109
4.00%	500	544
4.50%	300	328
5.00%	800	873
Resolution Funding Corp., Interest STRIPS
1.28%, 07/15/2018 ▲	250	234
1.35%, 10/15/2018 ▲	250	234
Tennessee Valley Authority
5.25%, 09/15/2039	60	79
Total U.S. Government Agency Obligations

(cost $22,989)		23,353

FOREIGN GOVERNMENT OBLIGATIONS - 2.1%
Deutsche Bundesrepublik Inflation Linked Bond
0.10%, 04/15/2023	EUR462	640
Italy Buoni Poliennali del Tesoro
4.75%, 06/01/2017	530	744
5.25%, 08/01/2017	110	158
Poland Government International Bond
5.00%, 03/23/2022	$40	47
Republic of Argentina
2.50%, 12/31/2038 ^	180	65
Republic of Brazil
7.13%, 01/20/2037	25	38
Republic of South Africa
5.50%, 03/09/2020	100	119
Russian Federation
7.50%, 03/31/2030 - Reg S	213	274
United Mexican States
5.13%, 01/15/2020	180	215

Total Foreign Government Obligations (cost $2,175)		2,300

MORTGAGE-BACKED SECURITIES - 5.1%
Adjustable Rate Mortgage Trust
Series 2004-2, Class 7A2
1.05%, 02/25/2035 *	59	60
Banc of America Large Loan, Inc.
Series 2010-HLTN, Class HLTN
2.51%, 11/15/2015 - 144A *	114	114
Series 2010-UB4, Class A4A
5.01%, 12/20/2041 - 144A *	100	105
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2007-1, Class AMFX
5.48%, 01/15/2049 *	10	11
Series 2007-3, Class A4
5.69%, 06/10/2049 *	60	70
Series 2007-3, Class AM
5.69%, 06/10/2049 *	55	60
Bear Stearns Commercial Mortgage Securities
Series 2007-PW17, Class A3
5.74%, 06/11/2050	102	106
Bear Stearns Mortgage Funding Trust
Series 2006-AR5, Class 1A2
0.42%, 12/25/2046 *	698	119
Commercial Mortgage Pass-Through Certificates
Series 2006-C8, Class AM
5.35%, 12/10/2046	55	61

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Pass-Through Certificates (continued)
Series 2012-LTRT, Class A2
3.40%, 10/05/2030 - 144A	$115	$120
Commercial Mortgage Pass-Through Certificates, IO
Series 2012-CR1, Class XA
2.26%, 05/15/2045 *	993	137
Countrywide Alternative Loan Trust
Series 2007-22, Class 2A16
6.50%, 09/25/2037	177	129
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-C3, Class AJ
4.77%, 07/15/2037	10	10
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class AM
5.80%, 06/15/2038 *	40	44
Series 2010-RR1, Class 2A
5.70%, 09/15/2040 - 144A *	90	104
Series 2010-RR2, Class 2A
5.76%, 09/15/2039 - 144A *	120	139
CW Capital Cobalt, Ltd.
Series 2006-C1, Class A4
5.22%, 08/15/2048	200	227
DBRR Trust
Series 2012-EZ1, Class A
0.95%, 09/25/2045 - 144A	198	199
GE Capital Commercial Mortgage Corp.
Series 2007-C1, Class AAB
5.48%, 12/10/2049	83	87
GMAC Mortgage Corp., Loan Trust
Series 2005-AR1, Class 3A
3.49%, 03/18/2035 *	367	350
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class AJ
5.87%, 07/10/2038 *	40	39
Series 2007-GG9, Class AM
5.48%, 03/10/2039	25	27
Series 2007-GG11, Class A4
5.74%, 12/10/2049	30	35
GS Mortgage Securities Corp. II
Series 2006-GG8, Class AJ
5.62%, 11/10/2039	50	46
Series 2006-GG8, Class AM
5.59%, 11/10/2039	20	22
Impac CMB Trust
Series 2004-6, Class 1A1
1.01%, 10/25/2034 *	157	132
IndyMac INDA Mortgage Loan Trust
Series 2007-AR7, Class 1A1
3.25%, 09/25/2037 *	290	255
IndyMac Index Mortgage Loan Trust
Series 2007-AR15, Class 2A1
4.70%, 08/25/2037 *	324	249
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2004-CB8, Class A1A
4.16%, 01/12/2039 - 144A	192	197
Series 2006-CB14, Class AM
5.45%, 12/12/2044 *	70	76
Series 2007-CB18, Class A3
5.45%, 06/12/2047	40	41

	Principal (000’s)	Value (000’s)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp. (continued)
Series 2007-CB20, Class AM
5.88%, 02/12/2051 *	$92	$106
Series 2008-C2, Class ASB
6.13%, 02/12/2051 *	182	199
LB-UBS Commercial Mortgage Trust
Series 2005-C2, Class AJ
5.21%, 04/15/2030 *	40	42
Series 2007-C1, Class AM
5.46%, 02/15/2040	35	39
Series 2007-C6, Class A4
5.86%, 07/15/2040 *	40	48
Series 2007-C7, Class A3
5.87%, 09/15/2045 *	50	60
Merrill Lynch Mortgage Investors, Inc.
Series 2004-A3, Class 4A3
4.98%, 05/25/2034 *	99	101
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	200	235
MLCC Mortgage Investors, Inc.
Series 2003-F, Class A1
0.85%, 10/25/2028 *	124	121
Morgan Stanley Capital I Trust
Series 2007-HQ12, Class AM
5.58%, 04/12/2049 *	25	26
Series 2007-IQ15, Class AM
5.88%, 06/11/2049 *	60	66
Morgan Stanley Capital I, Inc.
Series 2007-HQ12, Class A2FX
5.58%, 04/12/2049 *	66	67
Morgan Stanley Capital I, Inc., IO
Series 2012-C4, Class XA
2.70%, 03/15/2045 - 144A *	505	74
Morgan Stanley Re-REMIC Trust
Series 2011-IO, Class A
2.50%, 03/23/2051 - 144A	67	68
Series 2012-XA, Class A
2.00%, 07/27/2049 - 144A	83	84
Motel 6 Trust
Series 2012-MTL6, Class B
2.74%, 10/05/2025 - 144A	140	141
S2 Hospitality LLC
Series 2012-LV1, Class A
4.50%, 04/15/2025 - 144A	54	54
STRIPs, Ltd.
Series 2012-1A, Class A
1.50%, 12/25/2044 - 144A	98	97
Structured Asset Mortgage Investments, Inc.
Series 2003-AR4, Class A1
0.91%, 01/19/2034 *	227	220
Wachovia Bank Commercial Mortgage Trust
Series 2007-C33, Class A4
5.92%, 02/15/2051 *	240	283
WF-RBS Commercial Mortgage Trust, IO
Series 2012-C9, Class XA
2.29%, 11/15/2045 - 144A *	449	64
Series 2012-C10, Class XA
1.86%, 12/15/2045 - 144A *	600	75

Total Mortgage-Backed Securities (cost $6,100)		5,641

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES - 4.0%
AH Mortgage Advance Co., Ltd.
Series SART-3, Class 1A1
2.98%, 03/13/2043 - 144A	$100	$100
AmeriCredit Automobile Receivables Trust
Series 2011-5, Class C
3.44%, 10/08/2017	40	42
Series 2012-2, Class C
2.64%, 10/10/2017	40	41
Series 2012-2, Class D
3.38%, 04/09/2018	50	52
Series 2012-3, Class C
2.42%, 05/08/2018	40	41
Series 2012-3, Class D
3.03%, 07/09/2018	30	31
Series 2012-4, Class D
2.68%, 10/09/2018	60	61
Series 2012-5, Class C
1.69%, 11/08/2018	45	45
Series 2012-5, Class D
2.35%, 12/10/2018	55	55
Avis Budget Rental Car Funding AESOP LLC
Series 2010-3A, Class A
4.64%, 05/20/2016 - 144A	100	108
CarMax Auto Owner Trust
Series 2012-1, Class B
1.76%, 08/15/2017	25	26
Series 2012-1, Class C
2.20%, 10/16/2017	15	15
Series 2012-1, Class D
3.09%, 08/15/2018	15	15
Ford Credit Floorplan Master Owner Trust
Series 2010-5, Class C
2.07%, 09/15/2015 - 144A	35	35
Series 2010-5, Class D
2.41%, 09/15/2015 - 144A	15	15
Series 2011-2, Class C
2.37%, 09/15/2015	40	40
Series 2011-2, Class D
2.86%, 09/15/2015	30	30
Series 2012-1, Class C
1.71%, 01/15/2016 *	100	101
Series 2012-1, Class D
2.31%, 01/15/2016 *	100	101
Series 2012-4, Class D
2.09%, 09/15/2016	100	100
Hertz Vehicle Financing LLC
Series 2009-2A, Class A2
5.29%, 03/25/2016 - 144A	120	131
Hyundai Auto Receivables Trust
Series 2012-A, Class D
2.61%, 05/15/2018	30	30
Nelnet Student Loan Trust
Series 2008-3, Class A4
1.96%, 11/25/2024 *	100	105
PFS Financing Corp.
Series 2012-AA, Class A
1.41%, 02/15/2016 - 144A *	100	101
Santander Consumer Acquired Receivables Trust
Series 2011-S1A, Class B
1.66%, 08/15/2016 - 144A	172	173
Series 2011-S1A, Class C
2.01%, 08/15/2016 - 144A	170	171

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
Santander Consumer Acquired Receivables Trust (continued)
Series 2011-WO, Class C
3.19%, 10/15/2015 - 144A	$70	$72
Santander Drive Auto Receivables Trust
Series 2010-2, Class C
3.89%, 07/17/2017	130	134
Series 2011-1, Class D
4.01%, 02/15/2017	100	104
Series 2011-S1A, Class B
1.48%, 07/15/2013 - 144A	94	94
Series 2011-S1A, Class D
3.10%, 03/15/2013 - 144A	37	37
Series 2012-1, Class B
2.72%, 05/16/2016	25	26
Series 2012-1, Class C
3.78%, 11/15/2017	35	37
Series 2012-3, Class B
1.94%, 12/15/2016	85	86
Series 2012-3, Class C
3.01%, 04/16/2018	110	113
Series 2012-3, Class D
3.64%, 05/15/2018	95	99
Series 2012-4, Class C
2.94%, 12/15/2017	20	21
Series 2012-4, Class D
3.50%, 06/15/2018	25	26
Series 2012-5, Class B
1.56%, 08/15/2018	55	55
Series 2012-5, Class C
2.70%, 08/15/2018	25	26
Series 2012-5, Class D
3.30%, 09/17/2018	20	21
Series 2012-6, Class B
1.33%, 05/15/2017	45	45
Series 2012-6, Class C
1.94%, 03/15/2018	30	30
Series 2012-AA, Class B
1.21%, 10/16/2017 - 144A	120	120
Series 2012-AA, Class C
1.78%, 11/15/2018 - 144A	220	220
Series 2012-AA, Class D
2.46%, 12/17/2018 - 144A	100	100
Scholar Funding Trust
Series 2011-A, Class A
1.21%, 10/28/2043 - 144A *	116	116
SLM Student Loan Trust
Series 2004-B, Class A2
0.51%, 06/15/2021 *	243	239
Series 2012-C, Class A1
1.31%, 08/15/2023 - 144A *	85	86
Series 2012-C, Class A2
3.31%, 10/15/2046 - 144A	135	143
Series 2012-D, Class A2
2.95%, 02/15/2046 - 144A	160	168
Series 2012-E, Class A1
0.96%, 10/16/2023 - 144A *	93	93
World Financial Network Credit Card Master Trust
Series 2012-C, Class A
2.23%, 08/15/2022	110	113

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
ASSET-BACKED SECURITIES (continued)
World Financial Network Credit Card Master Trust (continued)
Series 2012-D, Class A
2.15%, 04/17/2023	$145	$147

Total Asset-Backed Securities (cost $4,249)		4,336

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
New York City Municipal Water Finance Authority
5.38%, 06/15/2043	45	53
5.50%, 06/15/2043	55	65

Total Municipal Government Obligations (cost $99)		118

PREFERRED CORPORATE DEBT SECURITIES - 0.2%
Capital Markets - 0.0% ¥
State Street Capital Trust IV
1.31%, 06/15/2037 *	10	8
Commercial Banks - 0.1%
Capital One Capital VI
8.88%, 05/15/2040	70	69
Fifth Third Capital Trust IV
6.50%, 04/15/2037 *	65	65
Diversified Financial Services - 0.0% ¥
Lehman Brothers Holdings Capital Trust VII
5.86%, 02/04/2013 ‡ Ž §	200	¿
Lehman Brothers Holdings E-Capital Trust I
3.59%, 08/19/2065 ‡ §	120	¿
Insurance - 0.1%
MetLife Capital Trust IV
7.88%, 12/15/2037 - 144A	100	123

Total Preferred Corporate Debt Securities (cost $522)		265

CORPORATE DEBT SECURITIES - 11.0%
Auto Components - 0.0% ¥
BorgWarner, Inc.
4.63%, 09/15/2020	30	33
Automobiles - 0.0%
General Motors Corp. (Escrow Shares)
8.25%, 07/15/2023	453	¿
Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc.
2.50%, 07/15/2022	40	40
Heineken NV
1.40%, 10/01/2017 - 144A	15	15
2.75%, 04/01/2023 - 144A	85	83
Pernod-Ricard SA
4.45%, 01/15/2022 - 144A	150	167
Capital Markets - 0.3%
Goldman Sachs Group, Inc.
5.75%, 01/24/2022 ^	249	294
Commercial Banks - 0.5%
Caixa Economica Federal
2.38%, 11/06/2017 - 144A ^	150	149
Glitnir Banki HF
6.33%, 07/28/2011 - 144A ‡	160	44
6.69%, 06/15/2016 - 144A ‡	380	¿
HSBC Bank Brasil SA - Banco Multiplo
4.00%, 05/11/2016 - 144A	200	207
HSBC Bank PLC
3.10%, 05/24/2016 - 144A	150	159
Landsbanki Islands HF
6.10%, 08/25/2011 - 144A ‡	140	8

	Principal (000’s)	Value (000’s)
Commercial Services & Supplies - 0.1%
United Rentals North America, Inc.
7.63%, 04/15/2022 - 144A	$100	$112
Consumer Finance - 0.1%
SLM Corp.
6.25%, 01/25/2016 ^	78	85
Containers & Packaging - 0.0% ¥
Rock-Tenn Co.
4.00%, 03/01/2023 - 144A ^	50	51
Diversified Financial Services - 1.5%
Bank of America Corp.
3.88%, 03/22/2017 ^	60	65
5.70%, 01/24/2022 ^	243	292
7.63%, 06/01/2019	25	32
Bank of America Corp. - Series MTNL
5.65%, 05/01/2018	285	332
Citigroup, Inc.
4.45%, 01/10/2017	30	33
4.50%, 01/14/2022 ^	70	78
4.59%, 12/15/2015 ^	345	378
JPMorgan Chase & Co.
3.25%, 09/23/2022	79	81
Kaupthing Bank Hf
7.13%, 05/19/2016 - 144A ‡	130	¿
Kaupthing Bank Hf - Series 1
7.63%, 02/28/2015 - 144A ‡	710	174
Lehman Brothers Holdings Prod (Escrow shares)
1.00%, 02/06/2049 §	100	23
Lehman Brothers Holdings, Inc. (Escrow shares)
6.75%, 12/28/2017 §	480	¿
Swiss Re Capital I LP
6.85%, 05/25/2016 - 144A * Ž	70	73
Diversified Telecommunication Services - 0.2%
AT&T, Inc.
2.63%, 12/01/2022 ^	53	53
Intelsat Jackson Holdings SA
7.25%, 04/01/2019 ^	54	58
Sprint Capital Corp.
6.88%, 11/15/2028	24	25
Verizon Communications, Inc.
6.10%, 04/15/2018	63	78
6.40%, 02/15/2038	37	50
Electric Utilities - 1.1%
Alabama Power Co.
3.95%, 06/01/2021	55	61
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	37	42
8.88%, 11/15/2018	7	9
Duke Energy Carolinas LLC
4.25%, 12/15/2041	50	52
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
10.00%, 12/01/2020 ^	336	380
Georgia Power Co.
3.00%, 04/15/2016 ^	100	107
Hydro-Quebec
8.05%, 07/07/2024	240	353
8.40%, 01/15/2022	95	136
Jersey Central Power & Light Co.
7.35%, 02/01/2019	30	38

The notes to the financial statements are an integral part of this report.

Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Electric Utilities (continued)
Trans-Allegheny Interstate Line Co.
4.00%, 01/15/2015 - 144A	$30	$32
Energy Equipment & Services - 0.6%
Enterprise Products Operating LLC
6.30%, 09/15/2017	110	133
Pride International, Inc.
6.88%, 08/15/2020	30	38
Transocean, Inc.
2.50%, 10/15/2017 ^	90	91
3.80%, 10/15/2022 ^	32	33
5.05%, 12/15/2016	90	100
6.00%, 03/15/2018 ^	186	216
Food Products - 0.2%
Kraft Foods Group, Inc.
3.50%, 06/06/2022 - 144A ^	85	90
5.00%, 06/04/2042 - 144A	49	55
Mondelez International, Inc.
6.50%, 08/11/2017	35	43
6.50%, 02/09/2040 ^	60	81
Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp.
6.25%, 11/15/2015	138	155
Health Care Providers & Services - 0.2%
Coventry Health Care, Inc.
5.45%, 06/15/2021	56	67
Tenet Healthcare Corp.
6.25%, 11/01/2018 ^	55	60
10.00%, 05/01/2018 ^	45	51
UnitedHealth Group, Inc.
3.38%, 11/15/2021	15	16
WellPoint, Inc.
3.30%, 01/15/2023	8	8
Industrial Conglomerates - 0.1%
General Electric Co.
2.70%, 10/09/2022 ^	47	48
4.13%, 10/09/2042 ^	31	32
Insurance - 1.4%
Allianz Finance II BV - Series EMTN
5.75%, 07/08/2041 *	100	151
American International Group, Inc.
3.80%, 03/22/2017 ^	106	115
4.88%, 06/01/2022 ^	120	137
5.45%, 05/18/2017	45	52
8.18%, 05/15/2058 * ^	35	46
AXA SA - Series EMTN
5.25%, 04/16/2040 *	50	69
Lincoln National Corp.
7.00%, 06/15/2040 ^	30	39
Manulife Financial Corp.
3.40%, 09/17/2015	110	116
Metropolitan Life Global Funding I
2.50%, 01/11/2013 - 144A	200	200
5.13%, 06/10/2014 - 144A	100	106
Prudential Financial, Inc.
4.75%, 09/17/2015 ^	140	153
5.38%, 06/21/2020	120	140
5.88%, 09/15/2042 *	98	103
XL Group PLC
6.50%, 04/15/2017 * Ž ^	30	28
Media - 1.0%
CBS Corp.
4.63%, 05/15/2018	20	22

	Principal (000’s)	Value (000’s)
Media (continued)
CBS Corp. (continued)
5.75%, 04/15/2020	$30	$36
8.88%, 05/15/2019 ^	30	40
CC Holdings GS V LLC
3.85%, 04/15/2023 - 144A	47	48
Comcast Corp.
4.65%, 07/15/2042 ^	136	143
5.88%, 02/15/2018	99	119
COX Communications, Inc.
3.25%, 12/15/2022 - 144A ^	49	51
4.70%, 12/15/2042 - 144A ^	3	3
8.38%, 03/01/2039 - 144A	95	146
NBCUniversal Media LLC
2.88%, 01/15/2023	155	156
4.38%, 04/01/2021	97	109
Time Warner Cable, Inc.
4.00%, 09/01/2021 ^	62	68
4.50%, 09/15/2042 ^	110	107
5.50%, 09/01/2041	40	45
Time Warner, Inc.
4.70%, 01/15/2021	30	34
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc.
3.55%, 03/01/2022	16	16
Novelis, Inc.
8.75%, 12/15/2020	110	123
Multiline Retail - 0.1%
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	23	27
7.45%, 07/15/2017	105	129
Multi-Utilities - 0.2%
Dominion Resources, Inc.
1.95%, 08/15/2016 ^	70	72
MidAmerican Energy Holdings Co.
5.95%, 05/15/2037	140	173
Oil, Gas & Consumable Fuels - 1.9%
Anadarko Petroleum Corp.
5.95%, 09/15/2016	123	142
Energy Transfer Partners, LP
6.50%, 02/01/2042	135	165
EOG Resources, Inc.
2.63%, 03/15/2023	64	64
Kinder Morgan Energy Partners, LP
3.45%, 02/15/2023	86	89
5.95%, 02/15/2018	100	120
Laredo Petroleum, Inc.
7.38%, 05/01/2022	60	65
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, 11/01/2019 - 144A	80	80
MEG Energy Corp.
6.38%, 01/30/2023 - 144A ^	20	21
6.50%, 03/15/2021 - 144A ^	110	116
Murphy Oil Corp.
2.50%, 12/01/2017 ^	35	35
3.70%, 12/01/2022	70	70
4.00%, 06/01/2022	15	15
Nexen, Inc.
5.88%, 03/10/2035	10	12
6.40%, 05/15/2037 ^	20	26
7.50%, 07/30/2039	95	137
Peabody Energy Corp.
6.25%, 11/15/2021	45	48

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
Oil, Gas & Consumable Fuels (continued)
Petrobras International Finance Co.
3.88%, 01/27/2016 ^	$160	$168
5.75%, 01/20/2020 ^	150	170
Range Resources Corp.
5.75%, 06/01/2021	10	11
7.25%, 05/01/2018	90	95
SemGroup, LP (Escrow Shares)
8.75%, 11/15/2049 - 144A §	25	1
Valero Energy Corp.
6.63%, 06/15/2037 ^	35	43
Western Gas Partners, LP
4.00%, 07/01/2022 ^	31	33
5.38%, 06/01/2021 ^	135	154
Williams Cos., Inc.
3.70%, 01/15/2023	15	15
7.88%, 09/01/2021	48	62
Paper & Forest Products - 0.2%
International Paper Co.
4.75%, 02/15/2022 ^	165	187
6.00%, 11/15/2041 ^	40	47
Pharmaceuticals - 0.2%
AbbVie, Inc.
2.00%, 11/06/2018 - 144A	70	71
2.90%, 11/06/2022 - 144A ^	20	20
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/2022	72	72
3.65%, 11/10/2021 ^	25	27
Teva Pharmaceutical Finance IV BV
3.65%, 11/10/2021 ^	50	54
Real Estate Investment Trusts - 0.1%
Ventas Realty, LP
4.75%, 06/01/2021	35	38
Vornado Realty, LP
5.00%, 01/15/2022	85	94
Real Estate Management & Development - 0.1%
Realogy Group LLC
7.88%, 02/15/2019 - 144A ^	55	60
Road & Rail - 0.0% ¥
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	15	16
Specialty Retail - 0.0% ¥
QVC, Inc.
7.50%, 10/01/2019 - 144A	45	50
Wireless Telecommunication Services - 0.4%
Crown Castle Towers LLC
6.11%, 01/15/2020 - 144A	200	242
MetroPCS Wireless, Inc.
7.88%, 09/01/2018 ^	4	4
SBA Tower Trust
5.10%, 04/17/2017 - 144A	40	45
Sprint Nextel Corp.
9.00%, 11/15/2018 - 144A	95	117

Total Corporate Debt Securities (cost $12,656)		12,022

STRUCTURED NOTES DEBT - 0.2%
Diversified Financial Services - 0.2%
Tiers Trust
2.06%, 05/12/2014 - 144A *	234	235
Total Structured Notes Debt (cost $234)

	Principal (000’s)	Value (000’s)
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill
0.10%, 05/30/2013 ▲ g	$125	$125
Total Short-Term U.S. Government Obligation (cost $125)

	Shares	Value (000’s)
PREFERRED STOCKS - 0.1%
Diversified Financial Services - 0.1%
Citigroup Capital XIII, 7.88% * ‡	1,692	47
U.S. Government Agency Obligation - 0.0% ¥
Fannie Mae, 0.00% * ‡	600	2
Fannie Mae, 8.25% * ‡	10,800	18
Freddie Mac, 8.38% * ‡	14,925	26

Total Preferred Stocks (cost $720)		93

COMMON STOCKS - 58.7%
Aerospace & Defense - 1.2%
Honeywell International, Inc.	6,110	388
United Technologies Corp. ^	10,800	886
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. - Class B	8,737	644
Airlines - 0.1%
Southwest Airlines Co.	7,472	77
Auto Components - 0.5%
Delphi Automotive PLC ‡	2,027	78
Johnson Controls, Inc.	13,786	423
Automobiles - 0.5%
Ford Motor Co.	9,459	122
General Motors Co. ‡	14,842	428
Motors Liquidation Co. GUC Trust ‡	464	10
Beverages - 1.9%
Beam, Inc.	1,765	108
Coca-Cola Co.	22,468	814
Coca-Cola Enterprises, Inc.	8,786	279
Dr. Pepper Snapple Group, Inc. ^	3,515	155
PepsiCo, Inc.	10,387	711
Biotechnology - 1.2%
Biogen Idec, Inc. ‡	4,246	623
Celgene Corp. ‡	6,641	523
Onyx Pharmaceuticals, Inc. ‡ ^	255	19
Vertex Pharmaceuticals, Inc. ‡	2,985	125
Building Products - 0.2%
Masco Corp.	12,809	213
Capital Markets - 1.1%
Ameriprise Financial, Inc.	2,350	147
Goldman Sachs Group, Inc.	1,196	153
Invesco, Ltd.	13,276	346
Morgan Stanley	9,464	181
State Street Corp.	8,681	408
Chemicals - 1.1%
Air Products & Chemicals, Inc.	4,898	412
CF Industries Holdings, Inc.	761	155
Dow Chemical Co.	6,004	194
E.I. du Pont de Nemours & Co.	4,651	209
Georgia Gulf Corp.	1,824	75
Monsanto Co.	2,220	210

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Commercial Banks - 1.8%
Comerica, Inc.	1,982	$60
East-West Bancorp, Inc.	3,053	66
KeyCorp	12,534	106
Regions Financial Corp.	6,971	50
SunTrust Banks, Inc.	7,486	212
Wells Fargo & Co.	43,893	1,499
Commercial Services & Supplies - 0.2%
Tyco International, Ltd.	8,943	262
Communications Equipment - 1.4%
Cisco Systems, Inc.	42,950	844
QUALCOMM, Inc.	11,544	716
Computers & Peripherals - 3.0%
Apple, Inc.	5,419	2,889
Hewlett-Packard Co. ^	19,376	276
Construction & Engineering - 0.5%
Fluor Corp.	9,524	559
Consumer Finance - 0.7%
American Express Co.	6,714	386
Capital One Financial Corp.	7,097	411
Containers & Packaging - 0.4%
Ball Corp.	3,750	168
Crown Holdings, Inc. ‡	7,695	283
Diversified Financial Services - 1.9%
Bank of America Corp.	81,393	945
Citigroup, Inc.	22,706	898
CME Group, Inc. - Class A	3,946	200
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	14,470	488
Verizon Communications, Inc.	19,544	845
Electric Utilities - 1.2%
American Electric Power Co., Inc.	2,922	125
Edison International	5,000	226
Exelon Corp.	7,294	217
NextEra Energy, Inc.	8,304	574
NV Energy, Inc.	11,293	205
Electrical Equipment - 0.6%
Emerson Electric Co.	11,546	611
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	6,169	252
Ensco PLC - Class A ^	5,428	322
Halliburton Co.	14,258	494
National Oilwell Varco, Inc.	4,456	305
Schlumberger, Ltd.	6,293	436
Food & Staples Retailing - 0.7%
CVS Caremark Corp.	6,278	303
Kroger Co.	6,633	173
Wal-Mart Stores, Inc.	4,193	286
Food Products - 1.4%
Archer-Daniels-Midland Co.	13,877	380
General Mills, Inc.	11,400	461
Kellogg Co.	1,035	58
Mondelez International, Inc. - Class A	26,920	685
Gas Utilities - 0.1%
AGL Resources, Inc.	1,425	57
UGI Corp.	1,967	64
Health Care Equipment & Supplies - 1.6%
Abbott Laboratories	9,384	616
Baxter International, Inc.	4,012	267
CareFusion Corp. ‡	13,674	391
Covidien PLC	8,216	474
Hologic, Inc. ‡	1,466	29
Health Care Providers & Services - 1.2%
AmerisourceBergen Corp. - Class A	1,943	84
DaVita HealthCare Partners, Inc. ‡	1,988	220
Humana, Inc.	6,404	440
UnitedHealth Group, Inc.	11,198	607

	Shares	Value (000’s)
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises, Ltd.	1,650	$56
Yum! Brands, Inc.	1,317	88
Household Durables - 0.2%
Lennar Corp. - Class A ^	2,041	79
PulteGroup, Inc. ‡	8,853	161
Household Products - 1.2%
Clorox Co.	1,562	114
Energizer Holdings, Inc.	1,295	104
Procter & Gamble Co.	15,495	1,052
Industrial Conglomerates - 0.7%
3M Co.	3,175	295
General Electric Co.	22,888	480
Insurance - 1.9%
ACE, Ltd.	3,835	306
American International Group, Inc. ‡	7,474	264
Assurant, Inc.	939	33
Axis Capital Holdings, Ltd.	1,881	65
Berkshire Hathaway, Inc. - Class B ‡	5,615	504
Everest RE Group, Ltd.	576	63
Hartford Financial Services Group, Inc.	11,863	266
MetLife, Inc.	14,628	482
Prudential Financial, Inc.	2,597	138
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. ‡	1,621	407
Expedia, Inc.	1,246	77
Internet Software & Services - 1.4%
eBay, Inc. ‡	6,050	309
Google, Inc. - Class A ‡	1,676	1,189
LinkedIn Corp. - Class A ‡	326	37
IT Services - 2.1%
Accenture PLC - Class A	1,846	123
Cognizant Technology Solutions Corp. - Class A ‡	2,375	176
Fidelity National Information Services, Inc.	4,893	170
International Business Machines Corp.	5,568	1,066
Mastercard, Inc. - Class A	252	124
Visa, Inc. - Class A	4,142	628
Life Sciences Tools & Services - 0.1%
Mettler-Toledo International, Inc. ‡	712	138
Machinery - 0.7%
Deere & Co.	1,444	125
PACCAR, Inc.	8,232	372
Pentair, Ltd.	2,721	134
SPX Corp.	1,917	134
Media - 2.7%
CBS Corp. - Class B	10,116	385
Comcast Corp. - Class A ^	15,278	571
DIRECTV ‡	1,933	97
DISH Network Corp. - Class A	2,010	73
Time Warner Cable, Inc.	6,309	613
Time Warner, Inc.	15,873	759
Walt Disney Co.	7,246	361
Metals & Mining - 0.2%
Alcoa, Inc.	12,343	107
U.S. Steel Corp. ^	3,019	72
Walter Energy, Inc. ^	1,757	63
Multiline Retail - 0.9%
Big Lots, Inc. ‡	291	8
Kohl’s Corp.	1,071	46
Macy’s, Inc.	3,719	145
Nordstrom, Inc.	2,413	129
Target Corp.	11,236	665
Multi-Utilities - 0.7%
NiSource, Inc.	6,516	162
PG&E Corp.	3,111	125
Sempra Energy	7,152	508

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Oil, Gas & Consumable Fuels - 4.8%
Anadarko Petroleum Corp.	2,453	$182
Apache Corp.	2,120	166
Cheniere Energy, Inc. ‡	9,933	187
Chesapeake Energy Corp. ^	3,258	54
Chevron Corp.	12,081	1,307
ConocoPhillips	4,851	281
Denbury Resources, Inc. ‡	1,911	31
Energen Corp.	2,000	90
EOG Resources, Inc.	3,575	432
Exxon Mobil Corp.	16,023	1,388
Kinder Morgan, Inc.	7,765	274
Marathon Oil Corp.	5,095	156
Marathon Petroleum Corp.	1,675	106
Occidental Petroleum Corp.	4,004	307
Valero Energy Corp.	7,010	239
Pharmaceuticals - 3.0%
Allergan, Inc.	3,484	320
Johnson & Johnson	4,837	339
Merck & Co., Inc.	29,681	1,214
Mylan, Inc. ‡	2,083	57
Pfizer, Inc.	42,736	1,072
Valeant Pharmaceuticals International, Inc. ‡	3,472	208
Warner Chilcott PLC - Class A	1,557	19
Real Estate Investment Trusts - 1.4%
CBL & Associates Properties, Inc.	4,822	102
DiamondRock Hospitality Co.	3,751	34
DuPont Fabros Technology, Inc. ^	1,480	36
Highwoods Properties, Inc. ^	1,719	58
Home Properties, Inc. ^	1,510	93
Host Hotels & Resorts, Inc.	10,332	162
LaSalle Hotel Properties ^	8,185	207
Liberty Property Trust	4,545	163
National Retail Properties, Inc.	1,812	57
Plum Creek Timber Co., Inc. ^	3,777	167
Simon Property Group, Inc.	1,810	285
Strategic Hotels & Resorts, Inc. ‡	5,082	33
Weyerhaeuser Co.	5,456	152
Road & Rail - 1.5%
CSX Corp.	31,632	624
Norfolk Southern Corp.	1,485	92
Union Pacific Corp.	7,638	960
Semiconductors & Semiconductor Equipment - 1.0%
Altera Corp.	7,446	257
Applied Materials, Inc.	9,031	103
Broadcom Corp. - Class A ‡	12,511	416
LAM Research Corp. ‡	5,158	186
LSI Corp. ‡	22,526	159
MagnaChip Semiconductor Corp. ‡ ^	149	2
Software - 2.4%
Adobe Systems, Inc. ‡	6,216	234
Citrix Systems, Inc. ‡	3,440	226
Microsoft Corp.	49,573	1,325
Oracle Corp.	25,235	841
Specialty Retail - 1.7%
AutoZone, Inc. ‡	1,068	379
Home Depot, Inc.	11,845	732
Lowe’s Cos., Inc.	15,439	548
Staples, Inc. ^	3,418	39
TJX Cos., Inc.	3,621	154
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	3,807	211
V.F. Corp.	3,295	498
Tobacco - 0.7%
Lorillard, Inc.	648	76
Philip Morris International, Inc.	8,336	697

	Shares	Value (000’s)
Trading Companies & Distributors - 0.3%
WW Grainger, Inc.	1,498	$303
Wireless Telecommunication Services - 0.0% ¥
MetroPCS Communications, Inc. ‡	3,132	31

Total Common Stocks (cost $58,048)		64,360

SHORT-TERM INVESTMENT COMPANY - 1.3%
Capital Markets - 1.3%
BlackRock Provident TempFund 24	1,468,058	1,468
Total Short-Term Investment Company (cost $1,468)

WARRANTS - 0.1%
Automobiles - 0.1%
General Motors Co. ‡
Expiration: 07/10/2016
Exercise Price: $10.00	1,742	34
General Motors Co. ‡
Expiration: 07/10/2019
Exercise Price: $18.33	1,742	22
Oil, Gas & Consumable Fuels - 0.0% ¥
SemGroup Corp. ‡ ^
Expiration: 11/30/2014
Exercise Price: $25.00	68	1

Total Warrants (cost $174)		57

	Notional Amount (000’s)	Value (000’s)

PURCHASED OPTION - 0.0% ¥
Put Option - 0.0% ¥
Eurodollar 2YR MID-CRV	$33	6
Exercise Price $99.25
Expires 09/13/2013
Total Purchased Option (cost $5)

	Shares	Value (000’s)

SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	6,883,330	6,883
Total Securities Lending Collateral (cost $6,883)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 0.8%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $848 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 2.50% - 3.50%, due 10/20/2027 - 06/01/2032, and with a total value of $872.	$848	848
Total Repurchase Agreement (cost $848)

Total Investment Securities (cost $119,466)		124,272
Other Assets and Liabilities - Net		(14,670)

Net Assets		$109,602

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)
TBA SHORT COMMITMENTS - (6.1%)
U.S. Government Agency Obligations - (6.1%)
Fannie Mae, TBA
2.50%	$(100)	$(104)
3.50%	(1,100)	(1,170)
4.00%	(1,100)	(1,178)
4.50%	(2,200)	(2,377)
5.00%	(900)	(975)
Ginnie Mae, TBA
4.00%	(200)	(219)
4.50%	(600)	(657)

Total TBA Short Commitments (proceeds $(6,673))		(6,680)

FUTURES CONTRACTS: e

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (Depreciation) (000’s)
10-Year U.S. Treasury Note	Short	(15)	03/19/2013	$9
2-Year U.S. Treasury Note	Long	32	03/28/2013	1
30-Year U.S. Treasury Bond	Long	5	03/19/2013	(2)
5-Year U.S. Treasury Note	Long	25	03/28/2013	2
90-Day Eurodollar	Short	(2)	03/14/2016	¿
90-Day Eurodollar	Short	(2)	06/13/2016	¿
90-Day Eurodollar	Short	(2)	09/19/2016	¿
90-Day Eurodollar	Short	(2)	12/19/2016	1
German Euro Bund	Short	(4)	03/07/2013	(4)
S&P 500 E-Mini Index	Long	13	03/15/2013	2
Ultra Long U.S. Treasury Bond	Long	4	03/19/2013	(11)

				$(2)

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts Bought (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars Bought (Sold) (000’s)	Net Unrealized Appreciation (Depreciation) (000’s)
EUR	RBC	(1,205)	01/23/2013	$(1,583)	$(8)
EUR	CITI	295	01/23/2013	386	4
EUR	UBS	(149)	01/23/2013	(196)	(1)
EUR	UBS	(124)	01/23/2013	(162)	(2)

					$(7)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
CITI	$4	$—	$4
RBC	(8)	—	(8)
UBS	(3)	—	(3)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
¿	Amount is less than 1.
*	Floating or variable rate note. Rate is listed as of 12/31/2012.
^	All or a portion of this security is on loan. The value of all securities on loan is $6,734.
¥	Percentage rounds to less than 0.1%.
In default.
§	Illiquid. Total aggregate market value of illiquid securities is $24, or 0.02% of the portfolio’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. Total aggregate market value of fair valued securities is less than $1, or less than 0.01% of the portfolio’s net assets.
‡	Non-income producing security.
Aggregate cost for federal income tax purposes is $121,160. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $6,693 and $3,581, respectively. Net unrealized appreciation for tax purposes is $3,112.
e	Cash in the amount of $47 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
g	This security in the amount of $60 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.

DEFINITIONS (all amounts in thousands):

144A	144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 12/31/2012, these securities aggregated $7,432, or 6.78% of the portfolio’s net assets.
CITI	Citibank, Inc.
IO	Interest Only
OTC	Over The Counter
RBC	Royal Bank of Canada
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
UBS	UBS Warburg LLC

CURRENCY ABBREVIATIONS:

EUR	Euro

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Asset-Backed Securities	$—	$4,336	$—	$4,336
Common Stocks	64,360	—	—	64,360
Corporate Debt Securities	—	12,022	¿	12,022
Foreign Government Obligations	—	2,300	—	2,300
Mortgage-Backed Securities	—	5,641	—	5,641
Municipal Government Obligations	—	118	—	118
Preferred Corporate Debt Securities	—	265	—	265
Preferred Stocks	93	—	—	93
Purchased Option	—	6	—	6
Repurchase Agreement	—	848	—	848
Securities Lending Collateral	6,883	—	—	6,883
Short-Term Investment Company	1,468	—	—	1,468
Short-Term U.S. Government Obligation	—	125	—	125
Structured Notes Debt	—	235	—	235
U.S. Government Agency Obligations	—	23,353	—	23,353
U.S. Government Obligations	—	2,162	—	2,162
Warrants	57	—	—	57
Total	$72,861	$51,411	$¿	$124,272

TBA Short Commitments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
U.S. Government Agency Obligations	$—	$(6,680)	$—	$(6,680)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Balanced Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$15	$—	$—	$15
Futures Contracts - Depreciation	(17)	—	—	(17)
Forward Foreign Currency Contracts - Appreciation	—	4	—	4
Forward Foreign Currency Contracts - Depreciation	—	(11)	—	(11)
Total	$(2)	$(7)	$—	$(9)

Level 3 Rollforward - Investment Securities
Securities	Beginning Balance at 12/31/2011	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) ƒ	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2012	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2012 ƒ
Corporate Debt Securities	$¿	$¿	$—	$—	$(10)	$11	$—	$(1)	$¿	$( ¿)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the Notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.
ƒ	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at 12/31/2012 may be due to an investment no longer held or categorized as Level 3 at period end.
¿	Amount rounds to less than 1.
Transferred out of Level 3 because of availability of observable inputs.
Inputs used in the valuation of the Level 3 securities were not considered significant unobservable inputs.
Realized amount is a result of an involuntary liquidation of a Corporate Debt Security on 10/12/2012.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 98.3%
Aerospace & Defense - 3.3%
Lockheed Martin Corp.	49,800	$4,596
Northrop Grumman Corp.	154,200	10,421
Raytheon Co.	134,800	7,759
Textron, Inc. ^	141,500	3,508
Airlines - 0.7%
Delta Air Lines, Inc. ‡	449,400	5,334
Auto Components - 0.5%
Lear Corp.	84,200	3,944
Automobiles - 0.5%
General Motors Co. ‡	123,400	3,558
Biotechnology - 1.1%
Amgen, Inc.	52,700	4,549
United Therapeutics Corp. ‡	70,400	3,761
Capital Markets - 2.7%
Ameriprise Financial, Inc.	83,000	5,198
Goldman Sachs Group, Inc.	124,700	15,907
Chemicals - 3.2%
Agrium, Inc.	71,100	7,104
CF Industries Holdings, Inc.	51,000	10,360
Huntsman Corp.	478,400	7,607
Commercial Banks - 9.3%
Fifth Third Bancorp	773,000	11,742
Huntington Bancshares, Inc.	1,594,400	10,188
KeyCorp	1,328,900	11,189
Regions Financial Corp.	769,100	5,476
U.S. Bancorp	304,100	9,713
Wells Fargo & Co.	712,000	24,337
Communications Equipment - 1.5%
Brocade Communications Systems, Inc. ‡	388,300	2,070
Cisco Systems, Inc.	504,700	9,917
Consumer Finance - 1.9%
American Express Co.	60,600	3,483
Discover Financial Services	302,000	11,642
Diversified Consumer Services - 0.8%
Apollo Group, Inc. - Class A ‡ ^	304,600	6,372
Diversified Financial Services - 6.1%
Bank of America Corp.	343,300	3,982
Citigroup, Inc.	434,900	17,205
JPMorgan Chase & Co.	605,600	26,628
Diversified Telecommunication Services - 3.7%
AT&T, Inc.	597,400	20,139
Verizon Communications, Inc.	208,700	9,030
Electric Utilities - 2.5%
American Electric Power Co., Inc.	48,400	2,066
Edison International	72,000	3,254
Entergy Corp.	143,000	9,116
NV Energy, Inc.	271,000	4,916
Electrical Equipment - 0.4%
First Solar, Inc. ‡ ^	105,500	3,258
Food & Staples Retailing - 4.6%
CVS Caremark Corp.	297,500	14,384
Kroger Co.	371,800	9,674
Walgreen Co.	330,900	12,247
Food Products - 0.8%
Archer-Daniels-Midland Co.	110,500	3,027
Ingredion, Inc.	51,000	3,286
Health Care Providers & Services - 6.6%
Aetna, Inc. ^	163,700	7,579
Cardinal Health, Inc.	76,000	3,130
Humana, Inc.	148,800	10,212
McKesson Corp.	97,000	9,405
UnitedHealth Group, Inc.	279,500	15,160
WellPoint, Inc.	99,700	6,074
Hotels, Restaurants & Leisure - 0.8%
Wyndham Worldwide Corp.	120,700	6,422
Household Durables - 0.8%
Whirlpool Corp.	60,200	6,125

	Shares	Value (000’s)
Household Products - 0.4%
Energizer Holdings, Inc.	38,900	$3,111
Independent Power Producers & Energy Traders - 1.0%
AES Corp.	709,000	7,586
Industrial Conglomerates - 2.3%
General Electric Co.	869,100	18,242
Insurance - 6.1%
ACE, Ltd.	48,500	3,870
Aflac, Inc.	73,800	3,920
Allstate Corp.	231,200	9,287
Assurant, Inc.	180,300	6,256
Everest RE Group, Ltd.	70,300	7,729
Lincoln National Corp.	133,000	3,445
PartnerRe, Ltd.	44,500	3,582
Travelers Cos., Inc.	138,800	9,970
IT Services - 2.1%
Accenture PLC - Class A	47,300	3,145
Amdocs, Ltd.	118,600	4,031
Computer Sciences Corp.	79,700	3,192
Lender Processing Services, Inc.	119,200	2,935
SAIC, Inc. ^	292,200	3,308
Machinery - 0.8%
AGCO Corp. ‡	130,000	6,386
Media - 3.2%
CBS Corp. - Class B	94,600	3,600
Comcast Corp. - Class A	219,800	8,216
DIRECTV ‡	192,200	9,640
News Corp. - Class A	134,400	3,433
Multiline Retail - 0.2%
Dillard’s, Inc. - Class A	22,700	1,902
Multi-Utilities - 2.6%
Ameren Corp.	214,600	6,593
DTE Energy Co.	68,500	4,113
Public Service Enterprise Group, Inc.	309,900	9,483
Oil, Gas & Consumable Fuels - 16.7%
Chevron Corp.	216,000	23,358
ConocoPhillips	286,600	16,620
Exxon Mobil Corp.	478,900	41,448
HollyFrontier Corp.	227,500	10,590
Marathon Petroleum Corp.	188,600	11,882
Murphy Oil Corp. ^	166,900	9,939
Tesoro Corp.	95,400	4,202
Valero Energy Corp.	312,200	10,652
Western Refining, Inc. ^	125,100	3,527
Paper & Forest Products - 0.6%
Domtar Corp.	51,900	4,335
Pharmaceuticals - 4.0%
Merck & Co., Inc.	187,200	7,664
Pfizer, Inc.	625,900	15,697
Warner Chilcott PLC - Class A	697,800	8,402
Real Estate Management & Development - 0.5%
Jones Lang LaSalle, Inc.	44,500	3,735
Road & Rail - 0.4%
Union Pacific Corp.	26,400	3,319
Software - 3.2%
CA, Inc.	185,100	4,068
Microsoft Corp.	313,100	8,369
Oracle Corp.	113,300	3,775
Symantec Corp. ‡	459,200	8,638
Specialty Retail - 2.0%
GameStop Corp. - Class A ^	183,100	4,594
Gap, Inc.	261,000	8,101
TJX Cos., Inc.	74,100	3,146
Tobacco - 0.4%
Lorillard, Inc.	25,300	2,952

Total Common Stocks (cost $673,922)		772,042

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Large Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	32,120,590	$32,121
Total Securities Lending Collateral (cost $32,121)

Total Investment Securities (cost $706,043)		804,163
Other Assets and Liabilities - Net		(19,124)

Net Assets		$785,039

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $31,399.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $711,118. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $109,984 and $16,939, respectively. Net unrealized appreciation for tax purposes is $93,045.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$772,042	$—	$—	$772,042
Securities Lending Collateral	32,121	—	—	32,121
Total	$804,163	$—	$—	$804,163

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 98.5%
Aerospace & Defense - 3.5%
General Dynamics Corp.	14,200	$984
Lockheed Martin Corp. ^	17,300	1,597
Northrop Grumman Corp.	47,100	3,183
Raytheon Co.	48,600	2,797
Airlines - 0.7%
Delta Air Lines, Inc. ‡	148,300	1,760
Automobiles - 0.4%
General Motors Co. ‡	37,600	1,084
Beverages - 0.4%
Coca-Cola Co.	30,300	1,098
Biotechnology - 3.3%
Amgen, Inc.	37,000	3,194
Biogen Idec, Inc. ‡	17,000	2,493
Celgene Corp. ‡	29,900	2,354
Capital Markets - 1.7%
Goldman Sachs Group, Inc.	31,900	4,069
Chemicals - 3.1%
Agrium, Inc.	27,500	2,748
CF Industries Holdings, Inc.	14,500	2,946
Eastman Chemical Co.	27,500	1,871
Commercial Banks - 6.2%
Fifth Third Bancorp	175,500	2,666
Huntington Bancshares, Inc.	342,300	2,187
KeyCorp	355,500	2,993
Regions Financial Corp.	217,700	1,550
U.S. Bancorp	40,000	1,278
Wells Fargo & Co.	133,100	4,549
Communications Equipment - 2.5%
Cisco Systems, Inc.	177,000	3,478
Motorola Solutions, Inc.	45,700	2,545
Computers & Peripherals - 3.2%
Apple, Inc.	14,500	7,729
Construction & Engineering - 0.4%
Fluor Corp. ^	16,900	993
Consumer Finance - 1.2%
Discover Financial Services	79,000	3,045
Diversified Consumer Services - 0.8%
Apollo Group, Inc. - Class A ‡	96,700	2,023
Diversified Financial Services - 3.2%
Citigroup, Inc.	85,000	3,363
JPMorgan Chase & Co.	100,000	4,397
Diversified Telecommunication Services - 3.4%
AT&T, Inc.	97,300	3,280
Verizon Communications, Inc.	116,100	5,024
Electric Utilities - 1.3%
American Electric Power Co., Inc.	22,300	952
Entergy Corp.	33,900	2,161
Electrical Equipment - 0.9%
First Solar, Inc. ‡ ^	72,300	2,233
Food & Staples Retailing - 4.3%
CVS Caremark Corp.	83,900	4,056
Kroger Co.	117,800	3,065
Walgreen Co.	90,400	3,346
Food Products - 1.1%
Archer-Daniels-Midland Co.	64,000	1,753
Dean Foods Co. ‡	62,900	1,038
Health Care Providers & Services - 6.4%
Aetna, Inc. ^	69,800	3,232
Cardinal Health, Inc.	24,400	1,005
Humana, Inc.	44,700	3,068
McKesson Corp.	33,400	3,238
UnitedHealth Group, Inc.	70,000	3,797
WellPoint, Inc.	19,600	1,194
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	57,300	3,049
Household Durables - 1.0%
Whirlpool Corp.	25,000	2,544

	Shares	Value (000’s)
Household Products - 0.9%
Kimberly-Clark Corp.	12,700	$1,072
Procter & Gamble Co.	16,600	1,127
Independent Power Producers & Energy Traders - 0.7%
AES Corp.	155,200	1,661
Industrial Conglomerates - 2.2%
3M Co.	19,400	1,801
General Electric Co.	170,200	3,573
Insurance - 2.3%
ACE, Ltd.	13,900	1,109
Aflac, Inc.	23,100	1,227
Travelers Cos., Inc.	46,000	3,304
IT Services - 5.8%
Accenture PLC - Class A	48,000	3,192
Amdocs, Ltd.	31,600	1,074
Computer Sciences Corp.	56,900	2,279
International Business Machines Corp.	28,100	5,383
SAIC, Inc.	92,200	1,044
Visa, Inc. - Class A	8,500	1,288
Machinery - 0.5%
Cummins, Inc.	11,500	1,246
Media - 5.4%
CBS Corp. - Class B	29,700	1,130
Comcast Corp. - Class A	115,900	4,332
DIRECTV ‡	68,300	3,426
News Corp. - Class A	72,700	1,857
Time Warner Cable, Inc.	25,400	2,469
Multiline Retail - 1.0%
Target Corp.	42,400	2,509
Multi-Utilities - 1.1%
Ameren Corp.	46,900	1,441
Public Service Enterprise Group, Inc.	40,500	1,239
Oil, Gas & Consumable Fuels - 12.1%
Chevron Corp.	46,300	5,007
ConocoPhillips	64,000	3,711
Exxon Mobil Corp.	88,300	7,641
HollyFrontier Corp.	62,700	2,919
Marathon Petroleum Corp.	53,000	3,339
Murphy Oil Corp. ^	37,500	2,233
Tesoro Corp.	30,000	1,322
Valero Energy Corp.	96,500	3,293
Personal Products - 0.3%
Herbalife, Ltd. ^	25,300	833
Pharmaceuticals - 2.3%
Merck & Co., Inc.	31,300	1,281
Pfizer, Inc.	174,400	4,374
Road & Rail - 1.1%
Union Pacific Corp.	21,400	2,690
Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp.	60,600	1,250
Software - 6.3%
CA, Inc.	40,100	881
Microsoft Corp.	237,300	6,343
Oracle Corp.	148,100	4,935
Symantec Corp. ‡	168,000	3,160
Specialty Retail - 3.9%
GameStop Corp. - Class A ^	104,400	2,619
Gap, Inc.	86,300	2,679
Lowe’s Cos., Inc.	27,100	963
TJX Cos., Inc.	75,800	3,217
Tobacco - 1.9%
Lorillard, Inc.	17,000	1,983
Philip Morris International, Inc.	32,000	2,677

Total Common Stocks (cost $206,977)		241,142

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Large Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 5.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	12,355,803	$12,356
Total Securities Lending Collateral (cost $12,356)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.5%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $3,704 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 02/01/2032 - 06/01/2032, and with a total value of $3,779.	$3,704	3,704
Total Repurchase Agreement (cost $3,704)

Total Investment Securities (cost $223,037)		257,202
Other Assets and Liabilities - Net		(12,218)

Net Assets		$244,984

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $12,088.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $225,377. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $36,963 and $5,138, respectively. Net unrealized appreciation for tax purposes is $31,825.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$241,142	$—	$—	$241,142
Repurchase Agreement	—	3,704	—	3,704
Securities Lending Collateral	12,356	—	—	12,356
Total	$253,498	$3,704	$—	$257,202

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)
COMMON STOCKS - 97.5%
Aerospace & Defense - 4.5%
Boeing Co.	189,568	$14,286
Honeywell International, Inc.	105,608	6,703
Precision Castparts Corp.	53,643	10,161
United Technologies Corp.	73,746	6,048
Automobiles - 0.3%
Ford Motor Co.	214,420	2,777
Beverages - 1.2%
Coca-Cola Co.	277,939	10,075
Biotechnology - 5.5%
Alexion Pharmaceuticals, Inc. ‡	64,067	6,010
Amgen, Inc.	104,933	9,058
Biogen Idec, Inc. ‡	70,657	10,363
Celgene Corp. ‡	62,931	4,954
Gilead Sciences, Inc. ‡	134,116	9,851
Vertex Pharmaceuticals, Inc. ‡	113,525	4,761
Capital Markets - 1.3%
Goldman Sachs Group, Inc.	46,796	5,969
Morgan Stanley	258,523	4,943
Chemicals - 2.7%
CF Industries Holdings, Inc.	24,156	4,908
Monsanto Co.	157,850	14,940
Sherwin-Williams Co.	15,874	2,442
Commercial Services & Supplies - 0.5%
ADT Corp.	43,681	2,031
Tyco International, Ltd.	63,896	1,869
Communications Equipment - 4.0%
Cisco Systems, Inc.	1,092,378	21,465
Emulex Corp. ‡	130,465	952
F5 Networks, Inc. ‡	16,465	1,600
QUALCOMM, Inc.	132,592	8,223
Riverbed Technology, Inc. ‡	36,187	714
Computers & Peripherals - 7.6%
Apple, Inc.	87,097	46,425
EMC Corp. ‡	396,643	10,035
NetApp, Inc. ‡	163,236	5,477
QLogic Corp. ‡	106,397	1,035
Consumer Finance - 0.6%
American Express Co.	79,269	4,556
Diversified Consumer Services - 0.0% ¥
ITT Educational Services, Inc. ‡^	16,673	289
Diversified Financial Services - 1.3%
Bank of America Corp.	648,769	7,526
JPMorgan Chase & Co.	71,163	3,129
Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	261,195	11,302
Electrical Equipment - 0.3%
Roper Industries, Inc.	22,997	2,564
Energy Equipment & Services - 2.0%
Core Laboratories NV	7,944	868
Diamond Offshore Drilling, Inc.	59,741	4,059
National Oilwell Varco, Inc.	42,863	2,930
Oceaneering International, Inc.	59,338	3,192
Schlumberger, Ltd.	43,434	3,010
Transocean, Ltd.	62,613	2,796
Food & Staples Retailing - 4.2%
Costco Wholesale Corp.	126,354	12,480
CVS Caremark Corp.	113,427	5,484
Wal-Mart Stores, Inc.	147,741	10,080
Whole Foods Market, Inc.	68,639	6,269
Food Products - 0.7%
Green Mountain Coffee Roasters, Inc. ‡^	51,380	2,125
Mondelez International, Inc. - Class A	138,409	3,525
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	170,059	11,139
Edwards Lifesciences Corp. ‡	25,434	2,293
Hologic, Inc. ‡	127,101	2,546

	Shares	Value (000’s)
Health Care Equipment & Supplies (continued)
Zimmer Holdings, Inc.	55,644	$3,709
Health Care Providers & Services - 2.7%
Aetna, Inc.	68,798	3,185
Express Scripts Holding Co. ‡	119,570	6,457
McKesson Corp.	40,400	3,917
UnitedHealth Group, Inc.	159,843	8,670
Hotels, Restaurants & Leisure - 2.3%
Chipotle Mexican Grill, Inc. - Class A ‡	14,584	4,338
Dunkin’ Brands Group, Inc. ^	128,717	4,271
Starbucks Corp.	36,915	1,979
Starwood Hotels & Resorts Worldwide, Inc.	14,268	818
Yum! Brands, Inc.	113,029	7,506
Industrial Conglomerates - 0.5%
General Electric Co.	209,529	4,398
Internet & Catalog Retail - 3.3%
Amazon.com, Inc. ‡	74,717	18,764
priceline.com, Inc. ‡	13,747	8,540
Internet Software & Services - 7.4%
Baidu, Inc. ADR ‡	44,659	4,479
eBay, Inc. ‡	182,387	9,305
Facebook, Inc. - Class A ‡	145,363	3,871
Google, Inc. - Class A ‡	35,437	25,138
IAC/InterActiveCorp	111,317	5,265
LinkedIn Corp. - Class A ‡	54,536	6,262
Rackspace Hosting, Inc. ‡ ^	55,273	4,105
Tencent Holdings, Ltd.	62,093	2,032
Youku Tudou, Inc. ADR ‡ ^	21,463	391
IT Services - 5.8%
International Business Machines Corp.	88,453	16,943
Mastercard, Inc. - Class A	29,174	14,333
Teradata Corp. ‡	31,617	1,957
Visa, Inc. - Class A	94,156	14,272
Life Sciences Tools & Services - 0.7%
Bruker Corp. ‡	110,300	1,684
Illumina, Inc. ‡^	61,524	3,420
Life Technologies Corp. ‡	19,601	962
Machinery - 1.1%
Dover Corp.	22,816	1,499
Illinois Tool Works, Inc.	56,306	3,424
Parker Hannifin Corp.	47,748	4,062
Media - 3.0%
Comcast Corp. - Class A	173,008	6,466
News Corp. - Class A	153,834	3,929
Omnicom Group, Inc.	94,233	4,708
Sirius XM Radio, Inc. ^	1,178,035	3,405
Walt Disney Co.	126,483	6,298
Metals & Mining - 0.2%
Allied Nevada Gold Corp. ‡^	43,239	1,303
Multiline Retail - 0.6%
Dollar Tree, Inc. ‡	65,663	2,664
Family Dollar Stores, Inc.	32,428	2,056
Oil, Gas & Consumable Fuels - 1.6%
Concho Resources, Inc. ‡	47,073	3,792
EOG Resources, Inc.	24,963	3,015
Exxon Mobil Corp.	38,765	3,355
Valero Energy Corp.	83,602	2,853
Personal Products - 0.9%
Estee Lauder Cos., Inc. - Class A	117,546	7,036
Herbalife, Ltd. ^	19,569	645
Pharmaceuticals - 4.9%
Allergan, Inc.	66,748	6,123
Bristol-Myers Squibb Co.	96,213	3,136
Eli Lilly & Co.	121,577	5,996
Johnson & Johnson	48,916	3,429
Merck & Co., Inc.	140,644	5,758
Novo Nordisk A/S ADR	39,561	6,457
Perrigo Co. ^	30,246	3,146

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Large Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Pharmaceuticals (continued)
Shire PLC ADR	69,786	$6,433
Real Estate Investment Trusts - 0.9%
American Tower Corp. - Class A	101,061	7,809
Road & Rail - 1.1%
Canadian Pacific Railway, Ltd.	7,021	713
Kansas City Southern	23,757	1,983
Union Pacific Corp.	49,585	6,235
Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	151,970	5,234
ARM Holdings PLC ADR ^	104,078	3,937
Avago Technologies, Ltd. - Class A	102,930	3,259
Broadcom Corp. - Class A ‡	114,914	3,816
Xilinx, Inc.	69,642	2,500
Software - 7.1%
BMC Software, Inc. ‡	41,242	1,636
Check Point Software Technologies, Ltd. ‡ ^	72,102	3,435
Intuit, Inc.	84,064	5,002
Microsoft Corp.	469,659	12,553
NetSuite, Inc. ‡ ^	22,207	1,495
Oracle Corp.	276,284	9,205
Red Hat, Inc. ‡	162,436	8,603
Salesforce.com, Inc. ‡	48,179	8,099
Splunk, Inc. ‡	50,184	1,456
VMware, Inc. - Class A ‡ ^	61,081	5,750
Workday, Inc. - Class A ‡	23,936	1,305
Specialty Retail - 5.3%
Bed Bath & Beyond, Inc. ‡	18,581	1,039
Buckle, Inc. ^	61,287	2,736
Home Depot, Inc.	92,345	5,712
Inditex SA	81,015	11,383
Lowe’s Cos., Inc.	178,275	6,332
O’Reilly Automotive, Inc. ‡	48,042	4,296
PetSmart, Inc.	41,072	2,807
TJX Cos., Inc.	226,110	9,598

	Shares	Value (000’s)

Textiles, Apparel & Luxury Goods - 3.6%
Burberry Group PLC	120,445	$2,421
Coach, Inc.	100,326	5,569
Lululemon Athletica, Inc. ‡ ^	95,566	7,285
NIKE, Inc. - Class B	163,246	8,424
Ralph Lauren Corp. - Class A	41,729	6,256
Tobacco - 1.2%
Philip Morris International, Inc.	121,895	10,195
Wireless Telecommunication Services - 0.5%
Crown Castle International Corp. ‡	57,034	4,116

Total Common Stocks (cost $692,410)		804,390

SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	35,771,469	35,771
Total Securities Lending Collateral (cost $35,771)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co.
0.03% ▲, dated 12/31/2012, to be repurchased at $21,540 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 06/01/2032, and with a total value of $21,976.	$21,540	21,540
Total Repurchase Agreement (cost $21,540)

Total Investment Securities (cost $749,721)		861,701
Other Assets and Liabilities - Net		(36,687)

Net Assets		$825,014

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
^	All or a portion of this security is on loan. The value of all securities on loan is $34,918.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $756,648. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $118,277 and $13,224, respectively. Net unrealized appreciation for tax purposes is $105,053.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$788,554	$15,836	$—	$804,390
Repurchase Agreement	—	21,540	—	21,540
Securities Lending Collateral	35,771	—	—	35,771
Total	$824,325	$37,376	$—	$861,701

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 95.3%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc.	37,400	$2,317
Automobiles - 0.9%
Harley-Davidson, Inc.	147,950	7,226
Beverages - 1.9%
Beam, Inc.	152,150	9,294
Brown-Forman Corp. - Class B	30,350	1,920
Dr. Pepper Snapple Group, Inc.	75,100	3,318
Building Products - 1.2%
Fortune Brands Home & Security, Inc. ‡	98,300	2,872
Owens Corning, Inc. ‡	168,700	6,241
Capital Markets - 5.7%
Ameriprise Financial, Inc.	98,100	6,144
Charles Schwab Corp.	290,600	4,173
Invesco, Ltd.	416,900	10,877
Northern Trust Corp.	166,800	8,367
State Street Corp.	205,700	9,670
T. Rowe Price Group, Inc.	63,200	4,116
Chemicals - 4.5%
Airgas, Inc.	110,250	10,065
Albemarle Corp.	65,620	4,076
Ashland, Inc.	89,800	7,221
FMC Corp.	110,600	6,472
Sherwin-Williams Co.	19,900	3,061
Sigma-Aldrich Corp. ^	53,000	3,900
Commercial Banks - 6.6%
CIT Group, Inc. ‡	161,200	6,229
City National Corp. ^	52,300	2,590
Cullen/Frost Bankers, Inc. ^	33,700	1,829
Fifth Third Bancorp	702,600	10,671
First Republic Bank	46,300	1,518
Huntington Bancshares, Inc.	236,800	1,513
KeyCorp	719,300	6,057
M&T Bank Corp.	52,600	5,180
SunTrust Banks, Inc.	468,150	13,271
Zions Bancorporation ^	97,500	2,087
Commercial Services & Supplies - 2.2%
Republic Services, Inc. - Class A	143,000	4,194
Tyco International, Ltd.	448,000	13,104
Communications Equipment - 0.7%
Motorola Solutions, Inc.	103,550	5,766
Containers & Packaging - 1.7%
Ball Corp.	134,500	6,018
Rock-Tenn Co. - Class A	48,900	3,419
Silgan Holdings, Inc.	91,100	3,789
Distributors - 0.5%
Genuine Parts Co.	62,000	3,942
Electric Utilities - 2.0%
Northeast Utilities	195,200	7,628
NV Energy, Inc.	210,400	3,817
Westar Energy, Inc. ^	133,500	3,821
Electrical Equipment - 1.7%
AMETEK, Inc.	103,750	3,898
Eaton Corp. PLC	96,204	5,214
Regal Beloit Corp.	57,600	4,059
Electronic Equipment & Instruments - 1.2%
Amphenol Corp. - Class A	78,020	5,048
Arrow Electronics, Inc. ‡	115,900	4,413
Energy Equipment & Services - 1.3%
Cameron International Corp. ‡	108,950	6,151
Oceaneering International, Inc.	77,600	4,174
Food Products - 1.8%
Hershey Co.	130,290	9,409
JM Smucker Co.	15,700	1,354
Ralcorp Holdings, Inc. ‡	34,900	3,129

	Shares	Value (000’s)

Gas Utilities - 0.9%
EQT Corp.	70,320	$4,148
ONEOK, Inc.	45,800	1,958
Questar Corp.	48,700	962
Health Care Equipment & Supplies - 1.6%
CareFusion Corp. ‡	289,410	8,272
St. Jude Medical, Inc.	123,500	4,463
Health Care Providers & Services - 3.6%
AmerisourceBergen Corp. - Class A	227,200	9,810
CIGNA Corp.	240,500	12,858
Henry Schein, Inc. ‡	30,600	2,462
Humana, Inc.	42,680	2,929
Hotels, Restaurants & Leisure - 2.0%
Darden Restaurants, Inc.	50,999	2,299
Marriott International, Inc. - Class A	113,766	4,240
Starwood Hotels & Resorts Worldwide, Inc.	107,300	6,154
Yum! Brands, Inc.	48,300	3,207
Household Durables - 2.0%
Jarden Corp. ‡	23,400	1,210
Mohawk Industries, Inc. ‡	50,600	4,578
Newell Rubbermaid, Inc.	438,800	9,772
Household Products - 1.0%
Clorox Co.	54,100	3,961
Energizer Holdings, Inc.	50,700	4,055
Industrial Conglomerates - 0.5%
Carlisle Cos., Inc.	65,779	3,865
Insurance - 6.4%
Alleghany Corp. ‡	12,974	4,352
Chubb Corp.	121,640	9,163
Hartford Financial Services Group, Inc.	109,200	2,450
Loews Corp.	163,200	6,650
Marsh & McLennan Cos., Inc.	333,200	11,486
Old Republic International Corp.	216,100	2,301
OneBeacon Insurance Group, Ltd. - Class A	90,755	1,261
Unum Group	142,800	2,973
WR Berkley Corp. ^	104,800	3,955
XL Group PLC - Class A	167,200	4,190
Internet & Catalog Retail - 0.6%
Expedia, Inc.	47,350	2,909
TripAdvisor, Inc. ‡ ^	45,250	1,899
Internet Software & Services - 1.3%
Yahoo! Inc. ‡	495,500	9,860
IT Services - 0.6%
Jack Henry & Associates, Inc.	119,300	4,684
Machinery - 5.5%
Dover Corp.	167,000	10,974
IDEX Corp.	74,400	3,462
Pentair, Ltd.	279,850	13,755
Rexnord Corp. ‡ ^	126,400	2,692
Snap-on, Inc.	43,906	3,468
Stanley Black & Decker, Inc.	118,400	8,758
Media - 3.3%
AMC Networks, Inc. ‡	18,325	907
Cablevision Systems Corp. - Class A ^	73,160	1,093
CBS Corp. - Class B	85,300	3,246
Clear Channel Outdoor Holdings, Inc. - Class A ‡ ^	108,261	760
DISH Network Corp. - Class A	121,400	4,419
Gannett Co., Inc. ^	63,300	1,140
Interpublic Group of Cos., Inc.	603,100	6,646
McGraw-Hill Cos., Inc.	129,550	7,083
Washington Post Co. - Class B ^	1,800	657
Multiline Retail - 2.0%
Family Dollar Stores, Inc.	65,300	4,141
Kohl’s Corp.	124,460	5,349
Nordstrom, Inc.	111,250	5,952
Multi-Utilities - 5.5%
CenterPoint Energy, Inc.	178,880	3,443
CMS Energy Corp.	381,750	9,307

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Mid Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Multi-Utilities (continued)
NiSource, Inc.	536,800	$13,362
Sempra Energy	57,800	4,100
Wisconsin Energy Corp.	91,300	3,364
Xcel Energy, Inc.	352,850	9,425
Oil, Gas & Consumable Fuels - 5.1%
Cameco Corp. ^	338,100	6,667
Devon Energy Corp.	65,100	3,388
Energen Corp.	135,821	6,124
Marathon Oil Corp.	263,450	8,078
Marathon Petroleum Corp.	64,400	4,057
PBF Energy, Inc. - Class A ‡ ^	45,700	1,328
QEP Resources, Inc.	90,000	2,724
Whiting Petroleum Corp. ‡	108,900	4,723
Williams Cos., Inc.	79,200	2,593
Paper & Forest Products - 1.1%
MeadWestvaco Corp.	279,500	8,908
Pharmaceuticals - 0.8%
Hospira, Inc. ‡	192,500	6,014
Professional Services - 0.9%
Dun & Bradstreet Corp. ^	49,500	3,893
Equifax, Inc.	57,300	3,101
Real Estate Investment Trusts - 1.4%
Annaly Capital Management, Inc. ^	94,100	1,321
HCP, Inc.	64,500	2,914
Regency Centers Corp.	71,100	3,351
Vornado Realty Trust	39,937	3,198
Real Estate Management & Development - 1.2%
Brookfield Office Properties, Inc. ^	167,000	2,841
CBRE Group, Inc. - Class A ‡	344,400	6,853
Semiconductors & Semiconductor Equipment - 3.2%
Analog Devices, Inc.	128,240	5,393
LSI Corp. ‡	745,300	5,277
Maxim Integrated Products, Inc.	169,000	4,969
Microchip Technology, Inc.	156,200	5,091
Xilinx, Inc.	105,400	3,784
Software - 2.7%
BMC Software, Inc. ‡	183,830	7,291
Check Point Software Technologies, Ltd. ‡ ^	103,850	4,947
Parametric Technology Corp. ‡	256,050	5,764
Synopsys, Inc. ‡	106,400	3,388

	Shares	Value (000’s)

Specialty Retail - 3.8%
AutoZone, Inc. ‡	13,900	$4,928
Bed Bath & Beyond, Inc. ‡	78,900	4,411
Gap, Inc.	105,700	3,281
Limited Brands, Inc.	80,750	3,800
PetSmart, Inc.	29,400	2,009
Tiffany & Co. ^	51,600	2,959
TJX Cos., Inc.	83,000	3,523
Williams-Sonoma, Inc.	99,600	4,359
Textiles, Apparel & Luxury Goods - 1.4%
PVH Corp.	80,900	8,980
V.F. Corp.	14,200	2,144
Thrifts & Mortgage Finance - 0.5%
Capitol Federal Financial, Inc.	99,000	1,157
People’s United Financial, Inc. ^	238,300	2,881
Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc. - Class A	106,850	8,054
Water Utilities - 1.0%
American Water Works Co., Inc.	206,000	7,649
Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	68,263	1,511

Total Common Stocks (cost $636,283)		741,087

SECURITIES LENDING COLLATERAL - 4.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	37,138,708	37,139
Total Securities Lending Collateral (cost $37,139)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 5.0%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $39,234 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 06/01/2032, and with a total value of $40,026.	$39,234	39,234
Total Repurchase Agreement (cost $39,234)

Total Investment Securities (cost $712,656)		817,460
Other Assets and Liabilities - Net		(39,496)

Net Assets		$777,964

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $36,239.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $716,852. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $108,674 and $8,066, respectively. Net unrealized appreciation for tax purposes is $100,608.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$741,087	$—	$—	$741,087
Repurchase Agreement	—	39,234	—	39,234
Securities Lending Collateral	37,139	—	—	37,139
Total	$778,226	$39,234	$—	$817,460

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 99.8%
Automobiles - 1.2%
Harley-Davidson, Inc.	40,900	$1,998
Biotechnology - 4.5%
Alexion Pharmaceuticals, Inc. ‡ ^	17,184	1,612
Medivation, Inc. ‡ ^	64,962	3,324
Regeneron Pharmaceuticals, Inc. ‡ ^	14,342	2,453
Building Products - 2.5%
USG Corp. ‡ ^	144,568	4,058
Chemicals - 3.0%
Georgia Gulf Corp.	38,500	1,589
PPG Industries, Inc.	6,200	839
Westlake Chemical Corp. ^	31,400	2,490
Communications Equipment - 2.0%
Aruba Networks, Inc. ‡	159,600	3,312
Construction & Engineering - 1.6%
Quanta Services, Inc. ‡ ^	94,500	2,579
Construction Materials - 2.5%
Vulcan Materials Co.	78,815	4,102
Consumer Finance - 1.9%
Discover Financial Services	81,320	3,135
Electrical Equipment - 1.2%
Belden, Inc. ^	45,300	2,038
Electronic Equipment & Instruments - 4.7%
FEI Co. ^	74,328	4,123
Trimble Navigation, Ltd. ‡ ^	59,374	3,549
Food & Staples Retailing - 0.7%
Whole Foods Market, Inc. ^	12,836	1,172
Food Products - 1.9%
Hershey Co.	43,955	3,174
Health Care Equipment & Supplies - 3.7%
Cooper Cos., Inc. ^	25,296	2,339
Edwards Lifesciences Corp. ‡ ^	19,631	1,770
Intuitive Surgical, Inc. ‡ ^	4,219	2,069
Health Care Providers & Services - 1.5%
Catamaran Corp. ‡ ^	51,771	2,439
Household Durables - 10.2%
D.R. Horton, Inc. ^	58,300	1,153
Lennar Corp. - Class A ^	93,072	3,599
Mohawk Industries, Inc. ‡	29,900	2,705
Newell Rubbermaid, Inc.	108,455	2,415
Toll Brothers, Inc. ‡ ^	102,587	3,317
Whirlpool Corp.	35,783	3,641
Insurance - 1.3%
First American Financial Corp. ^	87,600	2,110
Internet & Catalog Retail - 2.3%
Expedia, Inc.	60,671	3,728
Internet Software & Services - 5.6%
Akamai Technologies, Inc. ‡ ^	96,425	3,945
IAC/InterActiveCorp ^	74,298	3,514
LinkedIn Corp. - Class A ‡ ^	15,604	1,792
IT Services - 4.8%
Alliance Data Systems Corp. ‡ ^	22,728	3,290
Computer Sciences Corp. ^	72,815	2,916
Teradata Corp. ‡	27,082	1,676
Machinery - 2.1%
Pentair, Ltd.	69,827	3,432
Metals & Mining - 1.2%
Agnico-Eagle Mines, Ltd.	39,228	2,058
Oil, Gas & Consumable Fuels - 1.5%
Cobalt International Energy, Inc. ‡ ^	100,813	2,476
Pharmaceuticals - 1.6%
Watson Pharmaceuticals, Inc. ‡	30,357	2,611
Professional Services - 2.6%
Equifax, Inc. ^	80,120	4,336
Real Estate Management & Development - 1.6%
Realogy Holdings Corp. ‡	61,130	2,565

	Shares	Value (000’s)

Road & Rail - 5.6%
Canadian Pacific Railway, Ltd. ^	41,836	$4,252
Hertz Global Holdings, Inc. ‡ ^	140,100	2,279
Kansas City Southern ^	32,798	2,738
Semiconductors & Semiconductor Equipment - 5.0%
ARM Holdings PLC ADR ^	74,456	2,817
Cree, Inc. ‡ ^	71,400	2,426
NXP Semiconductor NV ‡ ^	115,800	3,053
Software - 3.9%
CommVault Systems, Inc. ‡ ^	36,900	2,572
ServiceNow, Inc. ‡ ^	126,176	3,789
Specialty Retail - 11.0%
American Eagle Outfitters, Inc. ^	124,281	2,549
Chico’s FAS, Inc. ^	179,494	3,313
Foot Locker, Inc. ^	52,720	1,693
GNC Holdings, Inc. - Class A ^	135,872	4,523
Ulta Salon Cosmetics & Fragrance, Inc. ^	38,990	3,832
Urban Outfitters, Inc. ‡ ^	62,102	2,444
Textiles, Apparel & Luxury Goods - 3.5%
Michael Kors Holdings, Ltd. ‡ ^	73,948	3,774
Under Armour, Inc. - Class A ‡ ^	41,115	1,995
Wireless Telecommunication Services - 3.1%
SBA Communications Corp. - Class A ‡ ^	46,648	3,313
Sprint Nextel Corp. ‡ ^	305,078	1,730

Total Common Stocks (cost $146,769)		164,535

SECURITIES LENDING COLLATERAL - 25.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	42,133,685	42,134
Total Securities Lending Collateral (cost $42,134)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 0.3%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $471 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 06/01/2032, and with a value of $482.	$471	471
Total Repurchase Agreement (cost $471)

Total Investment Securities (cost $189,374)		207,140
Other Assets and Liabilities - Net		(42,207)

Net Assets		$164,933

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Mid Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $41,208.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $189,600. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $18,542 and $1,002, respectively. Net unrealized appreciation for tax purposes is $17,540.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$164,535	$—	$—	$164,535
Repurchase Agreement	—	471	—	471
Securities Lending Collateral	42,134	—	—	42,134
Total	$206,669	$471	$—	$207,140

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

COMMON STOCKS - 96.6%	Shares	Value (000’s)

Aerospace & Defense - 0.8%
Cubic Corp.	12,300	$590
Air Freight & Logistics - 1.7%
Atlas Air Worldwide Holdings, Inc. ‡	14,400	638
UTi Worldwide, Inc.	40,700	545
Capital Markets - 0.5%
Ares Capital Corp.	19,100	334
Chemicals - 4.1%
Innospec, Inc.	23,200	800
Koppers Holdings, Inc. ^	17,100	652
Sensient Technologies Corp.	14,900	530
Zep, Inc.	59,800	864
Commercial Banks - 8.6%
First Busey Corp. ^	112,430	523
First Midwest Bancorp, Inc. ^	80,500	1,008
First Niagara Financial Group, Inc.	80,610	639
Hancock Holding Co. ^	18,400	584
International Bancshares Corp. ^	58,600	1,058
MB Financial, Inc. ^	33,700	666
Webster Financial Corp.	51,900	1,067
Westamerica Bancorporation ^	9,300	396
Commercial Services & Supplies - 5.9%
ACCO Brands Corp. ‡ ^	133,400	979
G&K Services, Inc. - Class A	30,900	1,056
McGrath RentCorp. ^	1,300	38
Standard Parking Corp. ‡ ^	28,800	633
United Stationers, Inc. ^	47,190	1,463
Computers & Peripherals - 1.2%
Diebold, Inc. ^	28,400	869
Construction & Engineering - 0.1%
Sterling Construction Co., Inc. ‡	8,600	85
Containers & Packaging - 2.1%
Aptargroup, Inc. ^	18,200	869
Greif, Inc. - Class A	13,400	596
Diversified Consumer Services - 1.6%
Matthews International Corp. - Class A ^	34,200	1,098
Electric Utilities - 1.8%
UNS Energy Corp. ^	16,100	683
Westar Energy, Inc. ^	21,400	612
Electrical Equipment - 4.1%
Acuity Brands, Inc. ^	10,100	684
Belden, Inc. ^	48,900	2,200
Electronic Equipment & Instruments - 2.3%
Coherent, Inc. ^	12,600	638
MTS Systems Corp. ^	19,032	969
Energy Equipment & Services - 2.5%
Bristow Group, Inc.	14,700	789
SEACOR Holdings, Inc. ^	11,940	1,000
Food & Staples Retailing - 1.3%
Casey’s General Stores, Inc. ^	17,200	913
Food Products - 0.7%
Post Holdings, Inc. ‡ ^	14,700	503
Gas Utilities - 2.3%
Atmos Energy Corp. ^	23,400	822
New Jersey Resources Corp. ^	7,400	293
WGL Holdings, Inc. ^	13,500	529
Health Care Equipment & Supplies - 3.1%
Haemonetics Corp. ‡ ^	7,000	286
ICU Medical, Inc. ‡ ^	18,700	1,139
STERIS Corp. ^	21,700	754
Health Care Providers & Services - 2.6%
Amsurg Corp. - Class A ‡ ^	40,300	1,210
Corvel Corp. ‡	13,900	623
Health Care Technology - 0.1%
Allscripts Healthcare Solutions, Inc. ‡	8,500	80

	Shares	Value (000’s)

Hotels, Restaurants & Leisure - 2.0%
CEC Entertainment, Inc. ^	31,700	$1,053
Choice Hotels International, Inc. ^	9,800	329
Household Durables - 1.9%
Helen of Troy, Ltd. ‡ ^	39,435	1,317
Industrial Conglomerates - 3.9%
Carlisle Cos., Inc. ^	46,000	2,703
Insurance - 4.7%
AMERISAFE, Inc. ‡ ^	28,000	763
Assured Guaranty, Ltd. ^	39,700	565
Platinum Underwriters Holdings, Ltd. ^	18,200	837
Primerica, Inc.	37,900	1,138
IT Services - 2.4%
Forrester Research, Inc. ^	20,700	555
MAXIMUS, Inc.	18,100	1,144
Life Sciences Tools & Services - 4.6%
Charles River Laboratories International, Inc. ‡	41,800	1,566
ICON PLC ADR ‡ ^	61,100	1,696
Machinery - 5.7%
Albany International Corp. - Class A ^	53,600	1,216
ESCO Technologies, Inc.	30,700	1,148
Mueller Industries, Inc.	33,000	1,652
Marine - 1.8%
Kirby Corp. ‡ ^	20,600	1,275
Media - 2.5%
Arbitron, Inc.	37,000	1,727
Multiline Retail - 1.2%
Fred’s, Inc. - Class A ^	63,300	843
Office Electronics - 1.1%
Zebra Technologies Corp. - Class A ‡	20,100	790
Oil, Gas & Consumable Fuels - 1.5%
Halcon Resources Corp. ‡	38,741	268
Penn Virginia Corp. ^	25,742	114
Scorpio Tankers, Inc. ‡ ^	94,900	674
Paper & Forest Products - 1.5%
Deltic Timber Corp. ^	14,600	1,031
Real Estate Investment Trusts - 3.4%
Campus Crest Communities, Inc. ^	58,300	715
DiamondRock Hospitality Co. ^	66,000	594
Mack-Cali Realty Corp. ^	19,200	501
Summit Hotel Properties, Inc. ^	62,200	591
Road & Rail - 1.1%
Genesee & Wyoming, Inc. - Class A ‡ ^	10,100	768
Software - 0.8%
Websense, Inc. ‡	36,800	553
Specialty Retail - 5.0%
Ascena Retail Group, Inc. ‡ ^	55,900	1,034
Cato Corp. - Class A ^	52,100	1,429
Stage Stores, Inc. ^	41,100	1,018
Thrifts & Mortgage Finance - 2.4%
Flushing Financial Corp. ^	38,433	590
Northwest Bancshares, Inc. ^	89,600	1,087
Trading Companies & Distributors - 1.7%
GATX Corp. ^	27,600	1,195

Total Common Stocks (cost $53,915)		67,786

SECURITIES LENDING COLLATERAL - 25.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	17,768,244	17,768
Total Securities Lending Collateral (cost $17,768)

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Value Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 3.7%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $2,606 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 02/01/2032, and with a value of $2,659.	$2,606	$2,606
Total Repurchase Agreement (cost $2,606)

Total Investment Securities (cost $74,289)		88,160
Other Assets and Liabilities - Net		(17,977)

Net Assets		$70,183

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $17,344.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $74,519. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $14,752 and $1,111, respectively. Net unrealized appreciation for tax purposes is $13,641.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$67,786	$—	$—	$67,786
Repurchase Agreement	—	2,606	—	2,606
Securities Lending Collateral	17,768	—	—	17,768
Total	$85,554	$2,606	$—	$88,160

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 98.3%
Aerospace & Defense - 1.3%
Cubic Corp. ^	16,100	$772
GenCorp, Inc. ‡ ^	131,100	1,200
Sparton Corp. ‡	5,400	75
TASER International, Inc. ‡ ^	79,800	713
Triumph Group, Inc.	17,830	1,164
Air Freight & Logistics - 1.0%
Atlas Air Worldwide Holdings, Inc. ‡	20,200	895
Forward Air Corp. ^	35,392	1,239
UTi Worldwide, Inc.	54,700	733
Airlines - 0.2%
US Airways Group, Inc. ‡ ^	35,500	479
Auto Components - 0.0% ¥
China Automotive Systems, Inc. ‡^	15,700	75
Superior Industries International, Inc. ^	1,500	31
Beverages - 0.2%
Boston Beer Co., Inc. - Class A ‡ ^	5,499	739
Biotechnology - 3.1%
Acorda Therapeutics, Inc. ‡ ^	55,265	1,374
BioMarin Pharmaceutical, Inc. ‡ ^	50,615	2,493
Genomic Health, Inc. ‡ ^	41,207	1,123
Isis Pharmaceuticals, Inc. ‡ ^	27,700	290
Maxygen, Inc. ^	66,600	164
Momenta Pharmaceuticals, Inc. ‡ ^	23,900	282
Myrexis, Inc. ‡	16,000	45
Myriad Genetics, Inc. ‡ ^	2,100	57
Onyx Pharmaceuticals, Inc. ‡ ^	35,310	2,667
Targacept, Inc. ‡ ^	19,700	86
United Therapeutics Corp. ‡	12,510	668
Building Products - 0.7%
Trex Co., Inc. ‡ ^	28,330	1,055
USG Corp. ‡ ^	38,800	1,089
Capital Markets - 0.4%
Apollo Investment Corp. ^	10,900	91
Ares Capital Corp.	25,400	445
CorEnergy Infrastructure Trust REIT	2,900	17
Horizon Technology Finance Corp. ^	11,300	168
THL Credit, Inc. ^	21,700	321
Chemicals - 2.9%
Chemtura Corp. ‡	64,065	1,362
Georgia Gulf Corp.	23,600	974
Innospec, Inc.	32,100	1,107
Koppers Holdings, Inc. ^	22,800	870
LSB Industries, Inc. ‡	44,804	1,587
Material Sciences Corp. ‡ ^	3,100	28
Minerals Technologies, Inc. ^	23,200	926
Sensient Technologies Corp. ^	20,000	711
Zep, Inc.	80,600	1,164
Commercial Banks - 6.7%
Access National Corp. ^	23,300	303
Bancfirst Corp. ^	600	25
Banco Latinoamericano de Comercio Exterior SA - Class E	33,300	718
BancorpSouth, Inc.	48,575	706
Boston Private Financial Holdings, Inc. ^	22,600	204
C&F Financial Corp.	1,300	51
CapitalSource, Inc. ^	17,800	135
Center Bancorp, Inc.	24,500	284
Central Pacific Financial Corp. ‡ ^	20,300	316
Century Bancorp, Inc. - Class A ^	900	30
Citizens & Northern Corp. ^	18,300	346
East-West Bancorp, Inc.	4,500	97
First Busey Corp. ^	144,472	672
First Community Bancshares, Inc.	2,600	42
First Defiance Financial Corp. ^	15,500	297

	Shares	Value (000’s)

Commercial Banks (continued)
First Financial Bankshares, Inc. ^	15,600	$609
First Merchants Corp. ^	53,200	789
First Midwest Bancorp, Inc. ^	108,700	1,361
First Niagara Financial Group, Inc.	109,739	870
Hancock Holding Co. ^	25,400	806
Hanmi Financial Corp. ‡ ^	41,500	564
Horizon Bancorp	6,000	118
International Bancshares Corp. ^	80,800	1,457
Lakeland Financial Corp. ^	28,000	724
MainSource Financial Group, Inc. ^	14,700	186
MB Financial, Inc.	46,700	922
National Penn Bancshares, Inc. ^	98,800	921
OceanFirst Financial Corp. ^	3,200	44
Old National Bancorp ^	57,325	680
Pacific Mercantile Bancorp ‡ ^	4,900	31
Peoples Bancorp, Inc. ^	24,400	498
Preferred Bank/Los Angeles CA ‡ ^	3,700	53
PrivateBancorp, Inc. - Class A ^	14,400	221
Republic Bancorp, Inc. - Class A ^	40,900	864
Southwest Bancorp, Inc. ‡ ^	38,000	426
Suffolk Bancorp ‡ ^	23,200	304
Taylor Capital Group, Inc. ‡	5,300	96
Washington Trust Bancorp, Inc. ^	7,900	208
Webster Financial Corp. ^	70,600	1,451
West Bancorporation, Inc. ^	36,200	390
Westamerica Bancorporation ^	12,200	520
Wilshire Bancorp, Inc. ‡	163,700	961
Commercial Services & Supplies - 3.3%
ACCO Brands Corp. ‡ ^	182,300	1,338
G&K Services, Inc. - Class A ^	41,753	1,426
McGrath RentCorp. ^	4,500	131
Quad/Graphics, Inc. ^	4,100	84
Rollins, Inc.	31,915	703
Standard Parking Corp. ‡ ^	41,288	908
Sykes Enterprises, Inc. ‡	83,100	1,265
Tetra Tech, Inc. ‡	62,970	1,665
TRC Cos., Inc. ‡ ^	34,800	203
United Stationers, Inc. ^	64,470	1,997
Communications Equipment - 1.1%
Arris Group, Inc. ‡	3,800	57
Aruba Networks, Inc. ‡ ^	73,684	1,529
Aviat Networks, Inc. - Class A ‡	36,300	119
Aware, Inc. ^	20,000	110
Bel Fuse, Inc. - Class B ^	1,900	37
Brocade Communications Systems, Inc. ‡	78,400	418
Comtech Telecommunications Corp.	40,600	1,030
Computers & Peripherals - 0.9%
Diebold, Inc. ^	38,800	1,188
Imation Corp. ‡ ^	46,700	218
Lexmark International, Inc. - Class A ^	22,700	526
Synaptics, Inc. ‡	26,070	781
Construction & Engineering - 0.6%
Argan, Inc. ^	31,000	558
EMCOR Group, Inc. ^	29,307	1,014
Sterling Construction Co., Inc. ‡	14,800	147
Construction Materials - 0.1%
Headwaters, Inc. ‡ ^	20,000	171
Consumer Finance - 2.1%
Asta Funding, Inc. ^	5,100	49
Atlanticus Holdings Corp. ‡ ^	9,796	33
Cash America International, Inc. ^	33,695	1,337
Encore Capital Group, Inc. ‡ ^	20,218	619
Ezcorp, Inc. - Class A ‡	71,595	1,421
First Cash Financial Services, Inc. ‡ ^	33,365	1,655
Imperial Holdings, Inc. ‡ ^	22,600	101

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Consumer Finance (continued)
Portfolio Recovery Associates, Inc. ‡ ^	9,954	$1,064
Containers & Packaging - 0.6%
Aptargroup, Inc. ^	23,400	1,117
Greif, Inc. - Class A	18,200	810
Diversified Consumer Services - 1.6%
Ascent Capital Group, Inc. ‡ ^	3,900	242
Capella Education Co. ‡ ^	4,500	127
Coinstar, Inc. ‡ ^	35,015	1,821
Matthews International Corp. - Class A ^	44,300	1,422
Steiner Leisure, Ltd. ‡ ^	26,270	1,266
Diversified Financial Services - 1.0%
Gain Capital Holdings, Inc. ^	12,700	52
KKR Financial Holdings LLC	48,900	516
PHH Corp. ‡	52,300	1,190
Prospect Capital Corp.	114,200	1,242
Diversified Telecommunication Services - 0.2%
Fairpoint Communications, Inc. ‡ ^	5,900	47
IDT Corp. - Class B ^	44,300	422
Electric Utilities - 1.4%
Cleco Corp.	4,200	168
El Paso Electric Co. ^	33,400	1,066
NGP Capital Resources Co. ^	7,100	51
Portland General Electric Co.	10,200	279
UNS Energy Corp. ^	43,000	1,824
Westar Energy, Inc. ^	28,800	824
Electrical Equipment - 2.9%
Acuity Brands, Inc. ^	13,400	908
AZZ, Inc.	13,200	507
Belden, Inc. ^	102,535	4,612
EnerSys, Inc. ‡ ^	56,250	2,117
First Solar, Inc. ‡ ^	2,000	62
Lihua International, Inc. ^	67,600	297
Electronic Equipment & Instruments - 2.1%
Agilysys, Inc. ‡ ^	51,600	432
Coherent, Inc. ^	18,100	916
FEI Co. ^	27,045	1,500
LoJack Corp. ‡ ^	37,100	104
MTS Systems Corp. ^	26,100	1,329
Multi-Fineline Electronix, Inc. ‡	26,339	532
Power-One, Inc. ‡ ^	62,700	258
SYNNEX Corp. ‡ ^	25,925	891
Tech Data Corp. ‡	6,100	278
Energy Equipment & Services - 2.2%
Bristow Group, Inc.	19,000	1,020
Dril-Quip, Inc. ‡ ^	20,735	1,515
Exterran Holdings, Inc. ‡ ^	38,500	844
Helix Energy Solutions Group, Inc. ‡ ^	70,100	1,447
Hercules Offshore, Inc. ‡ ^	21,400	132
SEACOR Holdings, Inc.	16,060	1,346
T.G.C. Industries, Inc. ^	10,800	88
Food & Staples Retailing - 0.6%
Casey’s General Stores, Inc. ^	22,900	1,216
PriceSmart, Inc. ^	7,235	557
Food Products - 1.5%
Cal-Maine Foods, Inc. ^	16,000	644
Darling International, Inc. ‡ ^	71,202	1,142
Dean Foods Co. ‡	21,700	358
Feihe International, Inc. ‡ ^	19,600	129
John B Sanfilippo & Son, Inc. ^	11,400	207
Lancaster Colony Corp. ^	17,345	1,201
Post Holdings, Inc. ‡ ^	20,000	685
Gas Utilities - 1.3%
Atmos Energy Corp. ^	30,600	1,075
Chesapeake Utilities Corp. ^	9,300	422
Laclede Group, Inc. ^	2,000	77

	Shares	Value (000’s)

Gas Utilities (continued)
New Jersey Resources Corp. ^	10,472	$415
Southwest Gas Corp.	29,900	1,268
WGL Holdings, Inc. ^	18,100	709
Health Care Equipment & Supplies - 5.4%
Align Technology, Inc. ‡ ^	34,345	953
Cynosure, Inc. - Class A ‡ ^	22,200	535
DexCom, Inc. ‡ ^	58,930	802
Endologix, Inc. ‡ ^	66,475	947
Haemonetics Corp. ‡ ^	9,400	384
ICU Medical, Inc. ‡ ^	25,400	1,548
Insulet Corp. ‡ ^	81,828	1,736
NxStage Medical, Inc. ‡	112,666	1,267
RTI Biologics, Inc. ‡ ^	396,478	1,693
Spectranetics Corp. ‡ ^	156,254	2,309
STERIS Corp. ^	29,100	1,011
SurModics, Inc. ‡	4,200	94
Thoratec Corp. ‡	52,460	1,968
Wright Medical Group, Inc. ‡ ^	39,500	829
Health Care Providers & Services - 1.4%
Amsurg Corp. - Class A ‡ ^	64,900	1,948
CardioNet, Inc. ‡ ^	52,100	119
Corvel Corp. ‡	20,700	928
HMS Holdings Corp. ‡ ^	23,460	608
Select Medical Holdings Corp.	50,600	477
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. ‡	11,000	104
Vocera Communications, Inc. ‡	48,170	1,209
Hotels, Restaurants & Leisure - 3.4%
BJ’s Restaurants, Inc. ‡ ^	25,555	841
Boyd Gaming Corp. ‡ ^	11,700	78
Buffalo Wild Wings, Inc. ‡ ^	17,910	1,304
CEC Entertainment, Inc. ^	42,700	1,417
Choice Hotels International, Inc. ^	13,500	454
Cracker Barrel Old Country Store, Inc. ^	2,300	148
Life Time Fitness, Inc. ‡ ^	31,745	1,562
Marriott Vacations Worldwide Corp. ‡	10,900	454
Nathan’s Famous, Inc. ‡	1,300	44
Papa John’s International, Inc. ‡	34,390	1,889
Red Robin Gourmet Burgers, Inc. ‡	11,900	420
Texas Roadhouse, Inc. - Class A ^	82,215	1,381
Household Durables - 0.8%
CSS Industries, Inc.	9,900	217
Helen of Troy, Ltd. ‡ ^	52,500	1,753
Hooker Furniture Corp. ^	3,400	49
NACCO Industries, Inc. - Class A ^	7,300	443
Household Products - 0.2%
Harbinger Group, Inc. ‡	78,500	604
Independent Power Producers & Energy Traders - 0.0% ¥
Genie Energy, Ltd. ^	16,800	119
Industrial Conglomerates - 1.4%
Carlisle Cos., Inc.	62,100	3,649
Raven Industries, Inc. ^	22,535	594
Insurance - 3.3%
AMERISAFE, Inc. ‡ ^	40,100	1,093
Assured Guaranty, Ltd.	53,100	756
Crawford & Co. - Class B ^	27,700	221
First American Financial Corp. ^	55,700	1,342
Fortegra Financial Corp. ‡ ^	5,800	52
Homeowners Choice, Inc. ^	23,300	484
Maiden Holdings, Ltd. ^	50,700	466
National Financial Partners Corp. ‡ ^	68,200	1,169
Phoenix Cos., Inc. ‡ ^	5,800	143
Platinum Underwriters Holdings, Ltd.	24,400	1,122
Primerica, Inc.	50,400	1,512
Protective Life Corp. ^	16,300	466

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)

Insurance (continued)
Stewart Information Services Corp. ^	13,300	$346
Symetra Financial Corp.	4,400	57
United Fire Group, Inc. ^	20,000	437
Internet & Catalog Retail - 0.2%
PetMed Express, Inc. ^	44,900	498
Internet Software & Services - 2.0%
AOL, Inc. ‡ ^	16,600	492
Bankrate, Inc. ‡ ^	68,360	851
comScore, Inc. ‡ ^	65,479	902
Digital River, Inc. ‡	13,800	199
IAC/InterActiveCorp ^	14,400	681
j2 Global, Inc. ^	41,320	1,263
Sohu.com, Inc. ‡	10,900	516
VistaPrint NV ‡ ^	30,176	992
IT Services - 3.3%
Acxiom Corp. ‡	8,800	154
Booz Allen Hamilton Holding Corp. - Class A ^	34,500	480
Convergys Corp. ^	77,000	1,264
CoreLogic, Inc. ‡	23,000	619
Forrester Research, Inc. ^	27,900	748
InterXion Holding NV ‡	59,250	1,408
Lender Processing Services, Inc.	20,500	505
MAXIMUS, Inc.	55,813	3,527
Virtusa Corp. ‡ ^	66,043	1,085
Leisure Equipment & Products - 0.2%
Arctic Cat, Inc. ‡ ^	7,500	250
LeapFrog Enterprises, Inc. - Class A ‡ ^	14,600	126
Multimedia Games Holding Co., Inc. ‡	17,100	252
Life Sciences Tools & Services - 2.0%
Charles River Laboratories International, Inc. ‡	58,000	2,173
Fluidigm Corp. ‡ ^	95,888	1,372
ICON PLC ADR ‡ ^	83,100	2,307
Machinery - 4.2%
Actuant Corp. - Class A ^	1,000	28
Albany International Corp. - Class A	72,400	1,642
CLARCOR, Inc. ^	14,855	710
ESCO Technologies, Inc. ^	71,563	2,677
Flow International Corp. ‡ ^	23,800	83
FreightCar America, Inc. ^	18,500	415
Kadant, Inc. ‡	18,700	496
LB Foster Co. - Class A ^	8,300	361
Lindsay Corp. ^	9,905	794
Middleby Corp. ‡ ^	10,935	1,402
Mueller Industries, Inc. ^	48,200	2,411
Terex Corp. ‡ ^	23,300	655
Wabtec Corp.	8,353	731
Marine - 0.6%
Kirby Corp. ‡ ^	27,800	1,721
Media - 1.6%
Arbitron, Inc.	50,200	2,343
Ballantyne Strong, Inc. ‡ ^	30,600	101
Cinemark Holdings, Inc. ^	64,902	1,686
Fisher Communications, Inc. ^	900	24
Global Sources, Ltd. ‡ ^	7,100	46
Lakes Entertainment, Inc. ‡ ^	34,300	103
Nexstar Broadcasting Group, Inc. - Class A ‡ ^	3,000	32
Saga Communications, Inc. - Class A ^	600	28
Scholastic Corp. ^	16,400	485
Metals & Mining - 0.7%
Coeur d’Alene Mines Corp. ‡ ^	33,700	829
Commercial Metals Co. ^	35,800	532
Golden Star Resources, Ltd. ‡ ^	37,500	69
RTI International Metals, Inc. ‡ ^	18,800	518

	Shares	Value (000’s)

Multiline Retail - 0.6%
Dillard’s, Inc. - Class A ^	7,500	$628
Fred’s, Inc. - Class A ^	85,700	1,141
Multi-Utilities - 0.1%
PNM Resources, Inc.	12,600	258
Office Electronics - 0.4%
Zebra Technologies Corp. - Class A ‡	27,100	1,064
Oil, Gas & Consumable Fuels - 4.0%
CVR Energy, Inc. ‡ ^	22,100	1,078
Delek US Holdings, Inc. ^	20,100	509
Energy XXI Bermuda, Ltd. ^	48,405	1,559
Frontline, Ltd. ‡ ^	42,200	138
Gulfport Energy Corp. ‡ ^	51,140	1,956
Halcon Resources Corp. ‡	52,188	361
Oasis Petroleum, Inc. ‡ ^	48,555	1,544
Penn Virginia Corp. ^	35,200	155
PetroQuest Energy, Inc. ‡	225,550	1,116
Rentech, Inc. ^	384,205	1,010
REX American Resources Corp. ‡	21,000	405
Scorpio Tankers, Inc. ‡ ^	128,100	911
Vaalco Energy, Inc. ‡ ^	59,000	510
W&T Offshore, Inc. ^	22,400	359
Western Refining, Inc. ^	9,100	257
Paper & Forest Products - 1.6%
Buckeye Technologies, Inc. ^	36,555	1,049
Deltic Timber Corp. ^	20,200	1,427
Louisiana-Pacific Corp. ‡ ^	77,100	1,490
P.H. Glatfelter Co.	22,200	388
Resolute Forest Products ‡ ^	29,100	385
Pharmaceuticals - 1.7%
Auxilium Pharmaceuticals, Inc. ‡	76,490	1,417
Cumberland Pharmaceuticals, Inc. ‡ ^	43,200	181
Endocyte, Inc. ‡ ^	29,500	265
Impax Laboratories, Inc. ‡	76,275	1,563
Salix Pharmaceuticals, Ltd. ‡	26,355	1,067
Santarus, Inc. ‡ ^	52,900	581
Professional Services - 0.5%
Barrett Business Services, Inc. ^	22,600	861
Corporate Executive Board Co. ^	4,700	223
Resources Connection, Inc.	26,900	321
Real Estate Investment Trusts - 4.8%
AG Mortgage Investment Trust, Inc. ^	5,900	139
Arbor Realty Trust, Inc.	70,200	420
Campus Crest Communities, Inc. ^	80,500	987
Cedar Realty Trust, Inc. ^	165,100	872
DiamondRock Hospitality Co. ^	90,252	812
Extra Space Storage, Inc.	36,500	1,329
FelCor Lodging Trust, Inc. ‡ ^	11,800	55
Kite Realty Group Trust ^	49,800	278
Lexington Realty Trust ^	116,300	1,215
Mack-Cali Realty Corp. ^	26,100	681
Mission West Properties, Inc. ^	25,700	234
Monmouth Real Estate Investment Corp. - Class A	79,000	818
One Liberty Properties, Inc.	27,100	550
Ramco-Gershenson Properties Trust	31,000	413
Redwood Trust, Inc. ^	50,700	856
RLJ Lodging Trust	68,000	1,318
Sovran Self Storage, Inc.	21,400	1,330
STAG Industrial, Inc. ^	65,800	1,182
Summit Hotel Properties, Inc. ^	82,600	785
Road & Rail - 0.8%
Genesee & Wyoming, Inc. - Class A ‡	13,600	1,035
Old Dominion Freight Line, Inc. ‡ ^	40,197	1,378

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

	Shares	Value (000’s)
Semiconductors & Semiconductor Equipment - 2.0%
Advanced Energy Industries, Inc. ‡ ^	8,800	$122
EXAR Corp. ‡ ^	8,600	77
FormFactor, Inc. ‡ ^	124,500	568
Kulicke & Soffa Industries, Inc. ‡	42,900	514
MagnaChip Semiconductor Corp. ‡	21,200	338
Microsemi Corp. ‡ ^	69,150	1,454
Pericom Semiconductor Corp. ‡ ^	18,100	145
Power Integrations, Inc. ^	19,740	663
Rudolph Technologies, Inc. ‡ ^	40,600	546
Skyworks Solutions, Inc. ‡	51,927	1,054
Tessera Technologies, Inc.	26,600	437
Software - 3.0%
Aspen Technology, Inc. ‡ ^	64,605	1,786
Blackbaud, Inc. ^	54,610	1,247
Cadence Design Systems, Inc. ‡ ^	160,811	2,173
Fair Isaac Corp. ^	1,600	67
Manhattan Associates, Inc. ‡ ^	2,900	175
MICROS Systems, Inc. ‡ ^	23,776	1,009
Parametric Technology Corp. ‡	42,398	954
Rosetta Stone, Inc. ‡ ^	47,100	581
SolarWinds, Inc. ‡	2,400	126
Websense, Inc. ‡	52,000	782
Specialty Retail - 3.6%
Ascena Retail Group, Inc. ‡ ^	75,200	1,390
Brown Shoe Co., Inc. ^	47,100	865
Build-A-Bear Workshop, Inc. ‡	38,800	148
Cato Corp. - Class A ^	107,774	2,957
Chico’s FAS, Inc.	91,616	1,691
Hot Topic, Inc. ^	95,300	920
Lumber Liquidators Holdings, Inc. ‡	8,700	460
Office Depot, Inc. ‡ ^	47,700	156
rue21 inc ‡ ^	27,580	783
Stage Stores, Inc.	55,300	1,370
Textiles, Apparel & Luxury Goods - 1.6%
Movado Group, Inc.	31,600	969
Skechers U.S.A., Inc. - Class A ‡ ^	51,900	960
True Religion Apparel, Inc. ^	48,430	1,231
Vera Bradley, Inc. ‡ ^	58,752	1,475
Thrifts & Mortgage Finance - 1.3%
Dime Community Bancshares, Inc.	16,000	222
First Financial Northwest, Inc. ‡ ^	3,400	26
Flagstar Bancorp, Inc. ‡ ^	31,600	613
Flushing Financial Corp. ^	51,010	782
Home Loan Servicing Solutions, Ltd. ^	3,500	66
Northwest Bancshares, Inc. ^	121,200	1,471
Provident Financial Holdings, Inc. ^	5,300	93
Pulaski Financial Corp. ^	4,900	44
Rockville Financial, Inc. ^	11,400	147
Tree.com, Inc. ^	13,700	247
Washington Federal, Inc. ^	10,000	169

	Shares	Value (000’s)
Tobacco - 0.2%
Universal Corp. ^	12,600	$629
Trading Companies & Distributors - 1.0%
Applied Industrial Technologies, Inc. ^	27,775	1,167
Beacon Roofing Supply, Inc. ‡ ^	4,100	136
GATX Corp.	37,900	1,641
Water Utilities - 0.0% ¥
Consolidated Water Co., Ltd. ^	6,700	50

Total Common Stocks (cost $244,196)		291,908

	Principal (000’s)	Value (000’s)
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill
0.06%, 03/14/2013 ▲ g	$280	280
Total Short-Term U.S. Government Obligation (cost $280)

	Shares	Value (000’s)
SECURITIES LENDING COLLATERAL - 25.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	76,323,450	76,323
Total Securities Lending Collateral (cost $76,323)

	Principal (000’s)	Value (000’s)
REPURCHASE AGREEMENT - 1.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $4,884 on 01/02/2013. Collateralized by U.S. Government Agency Obligations, 3.50%, due 02/01/2032, and with a total value of $4,986.	$4,884	4,884
Total Repurchase Agreement (cost $4,884)
Total Investment Securities (cost $325,683)		373,395
Other Assets and Liabilities - Net		(76,459)

Net Assets		$296,936

FUTURES CONTRACTS:

Description	Type	Contracts	Expiration Date	Unrealized Appreciation (000’s)
Russell 2000 Mini Index	Long	14	03/15/2013	$31

The notes to the financial statements are an integral part of this report. Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Core Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $74,384.
‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
▲	Rate shown reflects the yield at 12/31/2012.
g	This security in the amount of $280 has been segregated as collateral with the broker to cover margin requirements for open futures contracts.
Aggregate cost for federal income tax purposes is $328,241. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $54,106 and $8,952, respectively. Net unrealized appreciation for tax purposes is $45,154.

DEFINITIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$291,908	$—	$—	$291,908
Repurchase Agreement	—	4,884	—	4,884
Securities Lending Collateral	76,323	—	—	76,323
Short-Term U.S. Government Obligation	—	280	—	280
Total	$368,231	$5,164	$—	$373,395

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Futures Contracts - Appreciation	$31	$—	$—	$31

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report. Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

COMMON STOCKS - 97.8%
Aerospace & Defense - 2.4%
Triumph Group, Inc.	21,000	$1,371
Air Freight & Logistics - 1.2%
Hub Group, Inc. - Class A ‡ ^	20,620	693
Chemicals - 2.0%
Kraton Performance Polymers, Inc. ‡	49,190	1,182
Commercial Banks - 10.0%
Bank of the Ozarks, Inc. ^	25,211	844
Home Bancshares, Inc. ^	26,364	871
PrivateBancorp, Inc. - Class A ^	90,000	1,378
Signature Bank ‡ ^	14,110	1,007
SVB Financial Group ‡	15,810	885
Texas Capital Bancshares, Inc. ‡ ^	19,300	865
Commercial Services & Supplies - 2.5%
Healthcare Services Group Inc. ^	63,000	1,463
Diversified Consumer Services - 2.2%
Coinstar, Inc. ‡ ^	24,190	1,258
Diversified Financial Services - 1.3%
MarketAxess Holdings, Inc. ^	21,530	760
Electrical Equipment - 1.3%
EnerSys, Inc. ‡ ^	19,500	734
Electronic Equipment & Instruments - 1.0%
InvenSense, Inc. - Class A ‡ ^	51,283	570
Energy Equipment & Services - 1.7%
Pacific Drilling SA ‡	107,970	1,019
Food Products - 1.9%
Annie’s, Inc. ‡ ^	16,320	546
TreeHouse Foods, Inc. ‡ ^	10,990	572
Health Care Providers & Services - 8.2%
Air Methods Corp. ^	60,810	2,243
Centene Corp. ‡	25,970	1,065
HMS Holdings Corp. ‡ ^	56,124	1,455
Health Care Technology - 6.0%
athenahealth, Inc. ‡ ^	11,030	810
Computer Programs & Systems, Inc. ^	16,987	855
Medidata Solutions, Inc. ‡ ^	19,830	777
Vocera Communications, Inc. ‡	43,050	1,081
Hotels, Restaurants & Leisure - 4.4%
Buffalo Wild Wings, Inc. ‡ ^	13,780	1,003
Red Robin Gourmet Burgers, Inc. ‡ ^	17,935	633
Sonic Corp. ‡ ^	86,700	903
Household Durables - 1.0%
Meritage Homes Corp. ‡	15,310	572
Insurance - 2.2%
eHealth, Inc. ‡ ^	17,642	485
Hilltop Holdings, Inc. ‡ ^	58,023	785
Internet Software & Services - 3.3%
LivePerson, Inc. ‡ ^	77,780	1,022
SPS Commerce, Inc. ‡ ^	23,650	881
IT Services - 1.7%
MAXIMUS, Inc.	16,020	1,013
Life Sciences Tools & Services - 0.9%
PAREXEL International Corp. ‡ ^	17,410	515
Machinery - 5.4%
Chart Industries, Inc. ‡ ^	14,020	935
Wabtec Corp.	25,390	2,222
Oil, Gas & Consumable Fuels - 4.1%
Approach Resources, Inc. ‡ ^	47,780	1,195
Callon Petroleum Co. ‡ ^	128,090	602
Gulfport Energy Corp. ‡ ^	15,570	595
Personal Products - 1.9%
Inter Parfums, Inc. ^	29,150	567
Prestige Brands Holdings, Inc. ‡ ^	27,390	549
Pharmaceuticals - 4.9%
Akorn, Inc. ‡ ^	112,240	1,499
Impax Laboratories, Inc. ‡	66,303	1,359
Professional Services - 2.4%
Advisory Board Co. ‡ ^	29,870	1,398

	Shares	Value (000’s)

Semiconductors & Semiconductor Equipment - 2.0%
Applied Micro Circuits Corp. ‡ ^	82,271	$691
Inphi Corp. ‡ ^	49,985	479
Software - 7.4%
AVG Technologies NV ‡	53,760	851
QLIK Technologies, Inc. ‡ ^	38,696	840
Sourcefire, Inc. ‡ ^	14,750	696
Synchronoss Technologies, Inc. ‡ ^	60,298	1,273
Tangoe, Inc. ‡ ^	56,459	670
Specialty Retail - 10.3%
Asbury Automotive Group, Inc. ‡ ^	33,650	1,078
Francesca’s Holdings Corp. ‡ ^	32,508	844
Group 1 Automotive, Inc. ^	18,650	1,156
Hibbett Sports, Inc. ‡ ^	12,220	644
Pier 1 Imports, Inc. ^	116,510	2,331
Textiles, Apparel & Luxury Goods - 3.2%
Deckers Outdoor Corp. ‡ ^	11,077	446
Steven Madden, Ltd. ‡ ^	33,190	1,403
Trading Companies & Distributors - 1.0%
Beacon Roofing Supply, Inc. ‡ ^	16,829	560

Total Common Stocks (cost $57,662)		56,999

WARRANT - 0.0% ¥
Oil, Gas & Consumable Fuels - 0.0% ¥
Magnum Hunter Resources Corp. ‡ ^
Expiration: 10/14/2013
Exercise Price: $10.50	10,091	¿
Total Warrant (cost $¿)
SECURITIES LENDING COLLATERAL - 23.8%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	13,854,836	13,855
Total Securities Lending Collateral (cost $13,855)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.6%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $1,533 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 06/01/2032, and with a value of $1,565.	$1,533	1,533
Total Repurchase Agreement (cost $1,533)

Total Investment Securities (cost $73,050)		72,387
Other Assets and Liabilities - Net		(14,087)

Net Assets		$58,300

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners Small Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

^	All or a portion of this security is on loan. The value of all securities on loan is $13,521.
‡	Non-income producing security.
¥	Percentage rounds to less than 0.1%.
¿	Amount is less than 1.
▲	Rate shown reflects the yield at 12/31/2012.
Aggregate cost for federal income tax purposes is $73,486. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $1,608 and $2,707, respectively. Net unrealized depreciation for tax purposes is $1,099.

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$56,999	$—	$—	$56,999
Repurchase Agreement	—	1,533	—	1,533
Securities Lending Collateral	13,855	—	—	13,855
Warrants	¿	—	—	¿
Total	$70,854	$1,533	$—	$72,387

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS

At December 31, 2012

	Shares	Value (000’s)

PREFERRED STOCK - 2.0%
Germany - 2.0%
Volkswagen AG , 1.70% ▲	54,377	$12,477
Total Preferred Stock (cost $4,999)

COMMON STOCKS - 95.5%
Brazil - 4.4%
BM&FBOVESPA SA	750,300	5,130
Embraer SA ADR ‡	215,600	6,147
Itau Unibanco Holding SA ADR	490,670	8,076
Natura Cosmeticos SA	269,300	7,713
Canada - 3.4%
Canadian National Railway Co. ^	84,250	7,651
Cenovus Energy, Inc. ^	180,688	6,047
Teck Resources, Ltd. - Class B ^	207,500	7,541
China - 1.5%
Baidu, Inc. ADR ‡	88,991	8,924
Denmark - 2.6%
Novo Nordisk A/S - Class B	99,464	16,196
France - 7.6%
Air Liquide SA	97,793	12,355
Cie Generale des Etablissements Michelin - Class B	92,121	8,827
LVMH Moet Hennessy Louis Vuitton SA	87,843	16,211
Publicis Groupe SA	172,754	10,393
Germany - 11.4%
Adidas AG	152,560	13,616
Allianz SE	75,740	10,558
Deutsche Bank AG	176,400	7,761
Fresenius Medical Care AG & Co., KGaA	168,643	11,639
SAP AG	158,371	12,735
Siemens AG	120,900	13,220
Hong Kong - 12.0%
AIA Group, Ltd.	2,240,119	8,885
China Merchants Bank Co., Ltd. - Class H ^	2,116,880	4,754
CNOOC, Ltd.	6,178,627	13,612
Hong Kong Exchanges and Clearing, Ltd. ^	658,021	11,388
HSBC Holdings PLC	1,205,973	12,782
Industrial & Commercial Bank of China, Ltd. - Class H ^	15,653,467	11,298
Sinopharm Group Co., Ltd. - Class H ^	1,824,398	5,793
Tencent Holdings, Ltd. ^	171,245	5,603
Israel - 1.5%
Teva Pharmaceutical Industries, Ltd. ADR	239,524	8,944
Japan - 9.1%
FANUC Corp.	41,510	7,723
KDDI Corp.	103,807	7,339
Komatsu, Ltd.	435,867	11,184
Mitsubishi UFJ Financial Group, Inc. ^	2,887,798	15,626
Toyota Motor Corp.	298,757	13,951
Korea, Republic of - 2.3%
Hyundai Motor Co. ‡	23,919	4,931
Samsung Electronics Co., Ltd.	6,569	9,438
Mexico - 1.6%
Wal-Mart de Mexico SAB de CV - Series V ^	3,024,400	9,869
Netherlands - 0.7%
ASML Holding NV	64,452	4,134
Sweden - 1.7%
Hennes & Mauritz AB - Class B	289,671	10,039
Svenska Handelsbanken AB - Class A	8,978	323
Switzerland - 6.6%
Julius Baer Group, Ltd. ‡	191,554	6,820
Nestle SA	110,753	7,226
Novartis AG	184,471	11,654
Swatch Group AG - BR	11,940	6,055

	Shares	Value (000’s)

Switzerland (continued)
Syngenta AG	20,550	$8,302
United Kingdom - 18.7%
ARM Holdings PLC	483,581	6,107
BG Group PLC	222,339	3,709
BP PLC ADR	78,000	3,248
British American Tobacco PLC	210,728	10,712
Burberry Group PLC	233,806	4,700
Carnival PLC	258,278	10,030
Kingfisher PLC	2,218,733	10,367
Pearson PLC	343,637	6,698
Reckitt Benckiser Group PLC	236,534	15,015
Rolls-Royce Holdings PLC ‡	440,340	6,316
Royal Bank of Scotland Group PLC ‡	828,017	4,426
SABMiller PLC	181,479	8,423
Standard Chartered PLC	501,568	12,980
Tullow Oil PLC	149,201	3,110
Vodafone Group PLC	3,880,060	9,767
United States - 10.4%
Accenture PLC - Class A	125,909	8,373
Check Point Software Technologies, Ltd. ‡ ^	148,696	7,084
Covidien PLC	156,446	9,033
MercadoLibre, Inc. ^	21,800	1,713
Potash Corp. of Saskatchewan, Inc.	221,000	8,992
Schlumberger, Ltd.	188,708	13,076
Yandex NV - Class A ‡	184,000	3,969
Yum! Brands, Inc.	159,010	10,558

Total Common Stocks (cost $460,024)		586,819

SECURITIES LENDING COLLATERAL - 7.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.26% ▲	45,979,539	45,980
Total Securities Lending Collateral (cost $45,980)

	Principal (000’s)	Value (000’s)

REPURCHASE AGREEMENT - 2.0%
State Street Bank & Trust Co. 0.03% ▲, dated 12/31/2012, to be repurchased at $12,019 on 01/02/2013. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 06/01/2032, and with a value of $12,263.	$12,019	12,019
Total Repurchase Agreement (cost $12,019)

Total Investment Securities (cost $523,022)		657,295
Other Assets and Liabilities - Net		(42,863)

Net Assets		$614,432

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investment Securities	Value (000’s)

Commercial Banks	11.9%	$78,027
Textiles, Apparel & Luxury Goods	6.2	40,583
Pharmaceuticals	5.6	36,794
Automobiles	4.8	31,358
Oil, Gas & Consumable Fuels	4.5	29,726
Chemicals	4.5	29,649
Hotels, Restaurants & Leisure	3.1	20,588
Specialty Retail	3.1	20,406
Internet Software & Services	3.1	20,209
Software	3.0	19,819
Semiconductors & Semiconductor Equipment	3.0	19,679
Insurance	3.0	19,443
Machinery	2.9	18,907
Health Care Providers & Services	2.6	17,432
Wireless Telecommunication Services	2.6	17,106
Media	2.6	17,091
Diversified Financial Services	2.5	16,518
Household Products	2.3	15,015
Industrial Conglomerates	2.0	13,220
Energy Equipment & Services	2.0	13,075
Aerospace & Defense	1.9	12,463
Tobacco	1.6	10,712
Food & Staples Retailing	1.5	9,869
Health Care Equipment & Supplies	1.4	9,033
Auto Components	1.3	8,827
Beverages	1.3	8,423
IT Services	1.3	8,373
Personal Products	1.2	7,713
Road & Rail	1.2	7,651
Metals & Mining	1.1	7,541
Food Products	1.1	7,226
Capital Markets	1.0	6,820

Investment Securities, at Value	91.2	599,296
Short-Term Investments	8.8	57,999

Total Investments	100.0%	$657,295

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Counterparty	Contracts (Sold) (000’s)	Settlement Date	Amount in U.S. Dollars (Sold) (000’s)	Net Unrealized (Depreciation) (000’s)

EUR	SSB	(9,515)	05/08/2013	$(12,205)	$(368)

Collateral (Received) Pledged for OTC Financial Derivative Instruments

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) pledged as of 12/31/2012:

Counterparty	Total Market Value of OTC Derivatives (000’s)	Collateral (Received) Pledged (000’s)	Net Exposures (1) (000’s)
SSB	$(368)	$—	$(368)

(1)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

NOTES TO SCHEDULE OF INVESTMENTS (all amounts in thousands):

▲	Rate shown reflects the yield at 12/31/2012.
‡	Non-income producing security.
^	All or a portion of this security is on loan. The value of all securities on loan is $43,908.
Aggregate cost for federal income tax purposes is $524,170. Aggregate gross unrealized appreciation and depreciation for all securities in which there is an excess of value over tax cost were $146,287 and $13,162, respectively. Net unrealized appreciation for tax purposes is $133,125.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

Transamerica Partners International Equity Portfolio

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2012

DEFINITIONS:

ADR	American Depositary Receipt
OTC	Over the Counter
SSB	State Street Bank

CURRENCY ABBREVIATION:
EUR	Euro

VALUATION SUMMARY (all amounts in thousands): '

Investment Securities	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Common Stocks	$142,088	$444,731	$—	$586,819
Preferred Stock	—	12,477	—	12,477
Repurchase Agreement	—	12,019	—	12,019
Securities Lending Collateral	45,980	—	—	45,980
Total	$188,068	$469,227	$—	$657,295

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 12/31/2012
Forward Foreign Currency Contracts - Depreciation	$—	$(368)	$—	$(368)

'	Transfers between levels are considered to have occurred at the end of the reporting period. There were no transfers into or out of Levels 1 and 2 during the year ended 12/31/2012. See the notes to the financial statements for more information regarding pricing inputs and valuation techniques.
Other financial instruments are derivative instruments that are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

STATEMENTS OF ASSETS AND LIABILITIES

At December 31, 2012

(all amounts in thousands)

	Money Market		High Quality Bond		Inflation- Protected Securities		Core Bond	High Yield Bond		Balanced
Assets:
Investment securities, at value	$834,133		$390,392		$346,088		$1,811,477	$782,671		$123,424
Repurchase agreements, at value	114,047		10,235		–		36	24,502		848
Cash on deposit with broker	–		–		70		1,874	–		47
Cash	–		–		–		432	255		2
Foreign currency, at value	–		–		149		1,057	–		1
Unrealized appreciation on forward foreign currency contracts	–		–		265		257	–		4
Unrealized appreciation on swap agreements	–		–		439		1,925	–		–
Premium paid on swap agreements	–		–		–		722	–		–
Receivables:
Due from advisor	–		–		–		–	–		6
Due from custodian	–		–		–		1,027	–		–
Investment securities sold	–		–		862		662,410	1,991		17,901
Interest	445		1,703		1,443		9,694	12,523		264
Dividends	–		–		–		–	7		75
Securities lending income (net)	–		3		–	(A)	10	–		1
Variation margin	–		–		203		1,071	–		20
Other	–		–		–		8	92		–
Prepaid expenses	3		1		1		5	3		–	(A)
	948,628		402,334		349,520		2,492,005	822,044		142,593
Liabilities:
Cash due to broker	–		–		400		1,050	–		–
Accounts payable and accrued liabilities:
Collateral for securities on loan	–		16,134		6,809		55,283	–		6,883
Investment securities purchased	–		–		–		752,742	1,592		19,321
Advisory fees	195		113		103		435	380		42
Trustee and CCO fees	–	(A)	–	(A)	–	(A)	1	–	(A)	–	(A)
Custody fees	27		11		20		62	33		22
Interest from TBA short commitment	–		–		–		318	–		10
Audit and tax fees	16		17		18		21	19		19
Legal fees	29		12		18		52	25		3
Other	3		1		–	(A)	5	2		–	(A)
Unrealized depreciation on swap agreements	–		–		91		811	–		–
Premium received on swap agreements	–		–		–		1,815	–		–
TBA short commitments, at value	–		–		–		208,827	–		6,680
Written options and swaptions, at value	–		–		588		196	–		–
Unrealized depreciation on forward foreign currency contracts	–		–		337		354	–		11
	270		16,288		8,384		1,021,972	2,051		32,991
Net Assets	$948,358		$386,046		$341,136		$1,470,033	$819,993		$109,602

Investment securities, at cost	$834,133		$384,754		$323,694		$1,766,189	$758,773		$118,618
Repurchase agreements, at cost	114,047		10,235		–		36	24,502		848
Foreign currency, at cost	–		–		174		1,128	–		1
Securities loaned, at value	–		15,806		6,673		54,153	–		6,734
Proceeds from TBA short commitments	–		–		–		208,594	–		6,673
Premium on written options and swaptions	–		–		632		230	–		–

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

STATEMENTS OF ASSETS AND LIABILITIES (continued)

At December 31, 2012

(all amounts in thousands)

	Large Value		Large Core		Large Growth		Mid Value		Mid Growth		Small Value
Assets:
Investment securities, at value	$804,163		$253,498		$840,161		$778,226		$206,669		$85,554
Repurchase agreement, at value	–		3,704		21,540		39,234		471		2,606
Cash	–		–		–		18		–		–
Receivables:
Due from advisor	–		–		7		11		1		1
Investment securities sold	25,145		–		1,253		857		–		–
Interest	–		–	(A)	–	(A)	–	(A)	–	(A)	–	(A)
Dividends	919		272		331		691		38		33
Dividend reclaims	–		–		117		–		–		–
Securities lending income (net)	19		24		32		11		15		3
Other	7		–		8		–		–		–
Prepaid expenses	3		1		4		3		1		–	(A)
	830,256		257,499		863,453		819,051		207,195		88,197
Liabilities:
Cash due to custodian	12,731		–		–		–		–		–
Accounts payable and accrued liabilities:
Collateral for securities on loan	32,121		12,356		35,771		37,139		42,134		17,768
Investment securities purchased	–		–		2,157		3,436		–		175
Advisory fees	306		124		432		435		100		48
Trustee and CCO fees	–	(A)	–	(A)	–	(A)	–	(A)	–	(A)	–	(A)
Custody fees	15		6		31		17		6		4
Audit and tax fees	17		18		18		16		16		16
Legal fees	24		8		26		41		5		2
Other	3		3		4		3		1		1
	45,217		12,515		38,439		41,087		42,262		18,014
Net Assets	$785,039		$244,984		$825,014		$777,964		$164,933		$70,183

Investment securities, at cost	$706,043		$219,333		$728,181		$673,422		$188,903		$71,683
Repurchase agreements, at cost	–		3,704		21,540		39,234		471		2,606
Securities loaned, at value	31,399		12,088		34,918		36,239		41,208		17,344

	Small Core		Small Growth		International Equity
Assets:
Investment securities, at value	$368,511		$70,854		$645,276
Repurchase agreement, at value	4,884		1,533		12,019
Cash	25		–		70
Foreign currency, at value	–		–		34
Receivables:
Investment securities sold	196		139		1,757
Interest	–	(A)	–	(A)	–	(A)
Dividends	155		2		647
Dividend reclaims	–		–		3,557
Securities lending income (net)	35		7		22
Variation margin	30		–		–
Prepaid expenses	1		–	(A)	2
	373,837		72,535		663,384
Liabilities:
Accounts payable and accrued liabilities:
Collateral for securities on loan	76,323		13,855		45,980
Investment securities purchased	336		313		2,101
Advisory fees	203		44		387
Trustee and CCO fees	–	(A)	–	(A)	–	(A)
Custody fees	10		5		61
Audit and tax fees	16		16		24
Legal fees	10		2		29
Other	3		–	(A)	2
Unrealized depreciation on forward foreign currency contracts	–		–		368
	76,901		14,235		48,952
Net Assets	$296,936		$58,300		$614,432
Investment securities, at cost	$320,799		$71,517		$511,003
Repurchase agreements, at cost	4,884		1,533		12,019
Foreign currency, at cost	–		–		34
Securities loaned, at value	74,384		13,521		43,908

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

STATEMENTS OF OPERATIONS

For the year ended December 31, 2012

(all amounts in thousands)

	Money Market		High Quality Bond	Inflation- Protected Securities	Core Bond	High Yield Bond	Balanced
Investment income:
Interest income	$1,628		$10,027	$6,422	$51,740	$60,334	$1,073
Securities lending income (net)	–		51	16	213	–	36
Dividend income	–		–	–	148	282	1,425
Withholding taxes on foreign income	–		–	–	(29)	–	(1)
Total investment income	1,628		10,078	6,438	52,072	60,616	2,533
Expenses:
Advisory	2,291		1,426	1,234	5,347	4,264	492
Custody	157		65	112	377	175	135
Audit and tax	16		18	20	22	20	21
Legal	81		34	36	137	69	10
Printing and shareholder reports	5		2	2	10	5	1
Trustee and CCO	23		10	9	39	20	3
Other	15		8	6	28	14	2
Total expenses	2,588		1,563	1,419	5,960	4,567	664
Expenses reimbursed/waived	–		–	(10)	–	–	(116)
Net expenses	2,588		1,563	1,409	5,960	4,567	548
Net investment income (loss)	(960)		8,515	5,029	46,112	56,049	1,985
Net realized gain (loss) on transactions from:
Investment securities	–	(A)	1,238	14,247	32,282	15,615	4,490
Swap agreements	–		–	(91)	(2,015)	–	–
Futures contracts	–		–	(964)	(3,491)	–	141
Written option and swaption contracts	–		–	532	3,224	–	1
Foreign currency transactions	–		–	1,399	(410)	–	(14)
TBA short commitments	–		–	2	48	–	–
	–	(A)	1,238	15,125	29,638	15,615	4,618
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	–		2,394	2,091	44,462	37,127	7,127
Swap agreements	–		–	151	551	–	–
Futures contracts	–		–	593	284	–	(62)
Written option and swaption contracts	–		–	1,374	1,811	–	–
TBA short commitments	–		–	–	1,590	–	42
Translation of assets and liabilities denominated in foreign currencies	–		–	(158)	(1,625)	–	(36)
	–		2,394	4,051	47,073	37,127	7,071
Net realized and change in unrealized gain	–	(A)	3,632	19,176	76,711	52,742	11,689
Net increase (decrease) in net assets resulting from operations	$(960)		$12,147	$24,205	$122,823	$108,791	$13,674

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

STATEMENTS OF OPERATIONS (continued)

For the year ended December 31, 2012

(all amounts in thousands)

	Large Value	Large Core		Large Growth	Mid Value		Mid Growth		Small Value
Investment income:
Interest income	$3	$1		$3	$6		$1		$–	(A)
Securities lending income (net)	99	97		858	138		151		48
Dividend income	21,568	5,703		12,014	15,648		1,476		1,800
Withholding taxes on foreign income	(13)	(4)		(77)	(28)		(13)		–
Total investment income	21,657	5,797		12,798	15,764		1,615		1,848
Expenses:
Advisory	3,821	1,502		5,674	5,142		1,367		672
Custody	89	35		185	103		33		22
Audit and tax	18	18		19	16		16		16
Legal	73	22		75	107		15		6
Printing and shareholder reports	5	2		5	5		1		1
Trustee and CCO	22	6		22	19		5		2
Other	16	5		19	14		5		2
Total expenses	4,044	1,590		5,999	5,406		1,442		721
Expenses reimbursed/waived	–	–		(52)	(36)		(19)		(24)
Net expenses	4,044	1,590		5,947	5,370		1,423		697
Net investment income	17,613	4,207		6,851	10,394		192		1,151
Net realized gain (loss) on transactions from:
Investment securities	94,471	21,814		113,500	74,180		25,645		10,988
Foreign currency transactions	–	–		(11)	–	(A)	(1)		–
	94,471	21,814		113,489	74,180		25,644		10,988
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	29,113	13,087		23,288	52,088		1,870		1,663
Translation of assets and liabilities denominated in foreign currencies	–	–		–	–	(A)	–	(A)	–
	29,113	13,087		23,288	52,088		1,870		1,663
Net realized and change in unrealized gain	123,584	34,901		136,777	126,268		27,514		12,651
Net increase in net assets resulting from operations	$141,197	$39,108		$143,628	$136,662		$27,706		$13,802

	Small Core	Small Growth		International Equity
Investment income:
Interest income	$2	$1		$4
Securities lending income (net)	500	99		455
Dividend income	5,239	469		16,657
Withholding taxes on foreign income	–	(3)		(1,274)
Total investment income	5,741	566		15,842
Expenses:
Advisory	2,403	696		4,815
Custody	65	39		316
Audit and tax	16	16		22
Legal	30	8		66
Printing and shareholder reports	2	–	(A)	4
Trustee and CCO	8	2		16
Other	5	2		12
Total expenses	2,529	763		5,251
Expenses reimbursed/waived	–	(38)		–
Net expenses	2,529	725		5,251
Net investment income (loss)	3,212	(159)		10,591
Net realized gain (loss) on transactions from:
Investment securities	28,560	10,769		44,878
Futures contracts	140	–		–
Foreign currency transactions	–	–	(A)	2,891
	28,700	10,769		47,769
Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	10,190	(4,949)		51,904
Futures contracts	9	–		–
Translation of assets and liabilities denominated in foreign currencies	–	–	(A)	(2,718)
	10,199	(4,949)		49,186
Net realized and change in unrealized gain	38,899	5,820		96,955
Net increase in net assets resulting from operations	$42,111	$5,661		$107,546

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

Money Market	High Quality Bond	Inflation-Protected Securities
December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
From operations:
Net investment income (loss)	$(960)	$(436)	$8,515	$11,479	$5,029	$11,473
Net realized gain	–	(A)	8	1,238	483	15,125	17,853
Net change in unrealized appreciation (depreciation)	–	–	2,394	(1,728)	4,051	11,205
Net increase (decrease) in net assets resulting from operations	(960)	(428)	12,147	10,234	24,205	40,531
From transactions in investors’ beneficial interests:
Contributions	607,907	494,457	150,408	242,064	52,453	76,278
Withdrawals	(654,218)	(563,796)	(234,737)	(257,771)	(94,066)	(86,275)
Net decrease in net assets resulting from transactions in investors’ beneficial interests	(46,311)	(69,339)	(84,329)	(15,707)	(41,613)	(9,997)
Net increase (decrease) in net assets	(47,271)	(69,767)	(72,182)	(5,473)	(17,408)	30,534

Net Assets:
Beginning of year	995,629	1,065,396	458,228	463,701	358,544	328,010
End of year	$948,358	$995,629	$386,046	$458,228	$341,136	$358,544

Core Bond	High Yield Bond	Balanced
December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
From operations:
Net investment income	$46,112	$55,524	$56,049	$58,484	$1,985	$2,528
Net realized gain	29,638	41,206	15,615	9,982	4,618	6,365
Net change in unrealized appreciation (depreciation)	47,073	(2,706)	37,127	(34,284)	7,071	(5,078)
Net increase in net assets resulting from operations	122,823	94,024	108,791	34,182	13,674	3,815
From transactions in investors’ beneficial interests:
Contributions	259,903	274,865	112,474	120,713	9,138	7,124
Withdrawals	(501,284)	(402,304)	(130,548)	(134,702)	(17,321)	(23,165)
Net decrease in net assets resulting from transactions in investors’ beneficial interests	(241,381)	(127,439)	(18,074)	(13,989)	(8,183)	(16,041)
Net increase (decrease) in net assets	(118,558)	(33,415)	90,717	20,193	5,491	(12,226)

Net Assets:
Beginning of year	1,588,591	1,622,006	729,276	709,083	104,111	116,337
End of year	$1,470,033	$1,588,591	$819,993	$729,276	$109,602	$104,111

Large Value	Large Core	Large Growth
December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
From operations:
Net investment income	$17,613	$15,905	$4,207	$3,381	$6,851	$3,800
Net realized gain	94,471	68,630	21,814	19,125	113,489	102,817
Net change in unrealized appreciation (depreciation)	29,113	(57,168)	13,087	(13,572)	23,288	(120,670)
Net increase (decrease) in net assets resulting from operations	141,197	27,367	39,108	8,934	143,628	(14,053)
From transactions in investors’ beneficial interests:
Contributions	62,284	67,603	15,283	16,232	68,357	66,114
Withdrawals	(296,208)	(231,319)	(44,611)	(45,957)	(403,278)	(212,337)
Net decrease in net assets resulting from transactions in investors’ beneficial interests	(233,924)	(163,716)	(29,328)	(29,725)	(334,921)	(146,223)
Net increase (decrease) in net assets	(92,727)	(136,349)	9,780	(20,791)	(191,293)	(160,276)

Net Assets:
Beginning of year	877,766	1,014,115	235,204	255,995	1,016,307	1,176,583
End of year	$785,039	$877,766	$244,984	$235,204	$825,014	$1,016,307

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

STATEMENTS OF CHANGES IN NET ASSETS (continued)

For the years ended:

(all amounts in thousands)

	Mid Value		Mid Growth		Small Value
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
From operations:
Net investment income (loss)	$10,394	$9,178	$192	$(795)	$1,151	$724
Net realized gain	74,180	76,189	25,644	30,656	10,988	10,311
Net change in unrealized appreciation (depreciation)	52,088	(100,232)	1,870	(44,996)	1,663	(8,991)
Net increase (decrease) in net assets resulting from operations	136,662	(14,865)	27,706	(15,135)	13,802	2,044

From transactions in investors’ beneficial interests:
Contributions	55,524	58,995	15,872	25,002	5,249	8,136
Withdrawals	(163,057)	(204,429)	(85,247)	(72,998)	(52,826)	(40,649)
Net decrease in net assets resulting from transactions in investors’ beneficial interests	(107,533)	(145,434)	(69,375)	(47,996)	(47,577)	(32,513)
Net increase (decrease) in net assets	29,129	(160,299)	(41,669)	(63,131)	(33,775)	(30,469)

Net Assets:
Beginning of year	748,835	909,134	206,602	269,733	103,958	134,427
End of year	$777,964	$748,835	$164,933	$206,602	$70,183	$103,958

	Small Core		Small Growth		International Equity
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
From operations:
Net investment income (loss)	$3,212	$1,029	$(159)	$(465)	$10,591	$13,705
Net realized gain	28,700	44,622	10,769	17,926	47,769	37,755
Net change in unrealized appreciation (depreciation)	10,199	(51,725)	(4,949)	(24,244)	49,186	(155,704)
Net increase (decrease) in net assets resulting from operations	42,111	(6,074)	5,661	(6,783)	107,546	(104,244)

From transactions in investors’ beneficial interests:
Contributions	21,792	20,061	6,048	11,856	82,896	70,059
Withdrawals	(63,027)	(59,525)	(61,533)	(39,680)	(256,180)	(178,905)
Net decrease in net assets resulting from transactions in investors’ beneficial interests	(41,235)	(39,464)	(55,485)	(27,824)	(173,284)	(108,846)
Net increase (decrease) in net assets	876	(45,538)	(49,824)	(34,607)	(65,738)	(213,090)

Net Assets:
Beginning of year	296,060	341,598	108,124	142,731	680,170	893,260
End of year	$296,936	$296,060	$58,300	$108,124	$614,432	$680,170

(A)	Rounds to less than $1.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

FINANCIAL HIGHLIGHTS

For the years ended:

	Money Market
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$948,358	$995,629	$1,065,396	$1,132,907		$1,325,802

Total return	(0.11)%	(0.04)%	0.02%	0.36%		2.44%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.28%	0.28%	0.28%	0.27%		0.27%
Before reimbursement	0.28%	0.28%	0.28%	0.27%		0.27%
Net investment income (loss) to average net assets	(0.11)%	(0.04)%	0.02%	0.37%		2.43%

	High Quality Bond
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$386,046	$458,228	$463,701	$477,088		$421,232

Total return	2.95%	2.16%	4.20%	9.83%		0.55%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.38%	0.38%	0.38%	0.38%		0.38%
Before reimbursement	0.38%	0.38%	0.38%	0.38%		0.38%
Net investment income to average net assets	2.10%	2.43%	2.99%	3.75%		4.24%
Portfolio turnover rate	68%	84%	87%	104%		64%

	Inflation-Protected Securities
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$341,136	$358,544	$328,010	$370,010		$389,198

Total return	7.06%	12.33%	6.23%	10.22%		(2.14)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.40%	0.40%	0.38%	0.40%		0.39%
Before reimbursement	0.40%	0.40%	0.38%	0.40%		0.39%
Net investment income to average net assets	1.43%	3.30%	2.04%	1.02%		4.99%
Portfolio turnover rate	103%	134%	117%	118%		154%

	Core Bond
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$1,470,033	$1,588,591	$1,622,006	$1,749,531		$1,667,313

Total return	8.28%	6.20%	8.26%	12.89%		(1.83)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.39%	0.39%	0.39%	0.38%		0.38%
Before reimbursement	0.39%	0.39%	0.39%	0.38%		0.38%
Net investment income to average net assets	3.03%	3.54%	3.65%	4.45%		5.12%
Portfolio turnover rate	297%	406%	633%	1,014%	(A)	530%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	High Yield Bond
	December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$819,993		$729,276	$709,083	$641,917		$439,863

Total return	15.14%		4.93%	15.81%	57.21%		(28.90)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.59%		0.59%	0.59%	0.59%		0.58%
Before reimbursement	0.59%		0.59%	0.59%	0.59%		0.58%
Net investment income to average net assets	7.23%		8.04%	8.84%	10.10%		9.57%
Portfolio turnover rate	102%		81%	98%	98%		54%

	Balanced
	December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$109,602		$104,111	$116,337	$137,734		$168,930

Total return	13.47%		3.60%	13.91%	23.45%		(26.71)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.50%		0.50%	0.50%	0.50%		0.50%
Before reimbursement	0.61%		0.62%	0.59%	0.55%		0.53%
Net investment income to average net assets	1.82%		2.26%	2.42%	3.01%		3.45%
Portfolio turnover rate	150%		245%	211%	167%		154%

	Large Value
	December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$785,039		$877,766	$1,014,115	$1,263,463		$1,450,970

Total return	17.39%		2.32%	14.66%	16.71%		(42.94)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.48%		0.47%	0.47%	0.48%		0.48%
Before reimbursement	0.48%		0.47%	0.47%	0.48%		0.48%
Net investment income to average net assets	2.08%	(B)	1.70%	1.65%	2.22%		2.53%
Portfolio turnover rate	48%		55%	62%	124%	(A)	26%

	Large Core
	December 31, 2012		December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$244,984		$235,204	$255,995	$280,896		$281,774

Total return	17.30%		3.51%	11.79%	23.36%		(36.65)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.64%		0.63%	0.63%	0.62%		0.65%
Before reimbursement	0.64%		0.63%	0.63%	0.62%		0.65%
Net investment income to average net assets	1.68%		1.37%	1.47%	1.57%		1.31%
Portfolio turnover rate	54%		63%	55%	168%		99%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Large Growth
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$825,014	$1,016,307	$1,176,583	$1,341,520		$1,130,783

Total return	14.91%	(1.78)%	16.62%	35.56%		(39.87)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.65%	0.65%	0.65%	0.65%		0.65%
Before reimbursement	0.66%	0.65%	0.66%	0.65%		0.65%
Net investment income to average net assets	0.75%	0.34%	0.56%	0.97%		0.92%
Portfolio turnover rate	53%	53%	119%	102%	(A)	102%

	Mid Value
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$777,964	$748,835	$909,134	$808,661		$630,249

Total return	19.50%	(2.19)%	21.29%	32.53%		(37.73)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.70%	0.70%	0.69%	0.70%		0.70%
Before reimbursement	0.70%	0.70%	0.69%	0.70%		0.70%
Net investment income to average net assets	1.36%	1.08%	1.14%	1.44%		1.69%
Portfolio turnover rate	71%	69%	76%	122%		68%

	Mid Growth
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$164,933	$206,602	$269,733	$251,749		$228,966

Total return	13.93%	(6.90)%	29.27%	25.24%		(41.55)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.75%	0.75%	0.75%	0.75%		0.75%
Before reimbursement	0.76%	0.75%	0.75%	0.76%		0.75%
Net investment income (loss) to average net assets	0.10%	(0.33)%	(0.36)%	(0.23)%		(0.02)%
Portfolio turnover rate	178%	135%	199%	214%		158%

	Small Value
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009		December 31, 2008

Net assets end of year (000’s)	$70,183	$103,958	$134,427	$145,727		$156,628

Total return	16.11%	1.35%	23.12%	19.64%		(26.63)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.85%	0.85%	0.85%	0.85%		0.85%
Before reimbursement	0.88%	0.87%	0.87%	0.88%		0.87%
Net investment income to average net assets	1.41%	0.63%	0.84%	1.24%		1.94%
Portfolio turnover rate	15%	16%	121%	103%		117%

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

FINANCIAL HIGHLIGHTS (continued)

For the years ended:

	Small Core
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net assets end of year (000’s)	$296,936	$296,060	$341,598	$340,044	$389,662

Total return	15.04%	(2.19)%	29.89%	27.64%	(36.06)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.84%	0.84%	0.85%	0.85%	0.85%
Before reimbursement	0.84%	0.84%	0.85%	0.85%	0.85%
Net investment income to average net assets	1.07%	0.32%	0.43%	0.67%	0.94%
Portfolio turnover rate	59%	59%	55%	88%	106%

	Small Growth
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net assets end of year (000’s)	$58,300	$108,124	$142,731	$152,724	$152,513

Total return	1.30%	(6.45)%	25.65%	32.99%	(37.87)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.90%	0.90%	0.90%	0.90%	0.90%
Before reimbursement	0.94%	0.94%	0.93%	0.93%	0.93%
Net investment loss to average net assets	(0.20)%	(0.37)%	(0.41)%	(0.38)%	(0.18)%
Portfolio turnover rate	209%	120%	99%	104%	146%

	International Equity
	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Net assets end of year (000’s)	$614,432	$680,170	$893,260	$1,044,049	$1,100,060

Total return	17.35%	(13.51)%	14.94%	26.10%	(49.94)%
Ratios and supplemental data
Expenses to average net assets
After reimbursement	0.82%	0.82%	0.81%	0.82%	0.84%
Before reimbursement	0.82%	0.82%	0.81%	0.82%	0.84%
Net investment income to average net assets	1.65%	1.70%	1.45%	1.39%	2.78%
Portfolio turnover rate	23%	24%	29%	138%	174%

(A)	Excludes investment securities received in kind.

(B)	Includes litigation proceeds received during the year that represented 0.15%.

Note: Prior to January 1, 2010, all of the Financial Highlights were audited by another independent registered public accounting firm.

The notes to the financial statements are an integral part of this report.
Transamerica Partners Portfolios	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS

At December 31, 2012

(all amounts in thousands)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Partners Portfolios (the “Series Portfolio”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a series trust under the laws of the State of New York. The Series Portfolio is composed of fifteen different series that are, in effect, separate investment funds: Transamerica Partners Money Market Portfolio (“Money Market”), Transamerica Partners High Quality Bond Portfolio (“High Quality Bond”), Transamerica Partners Inflation-Protected Securities Portfolio (“Inflation-Protected Securities”), Transamerica Partners Core Bond Portfolio (“Core Bond”), Transamerica Partners High Yield Bond Portfolio (“High Yield Bond”), Transamerica Partners Balanced Portfolio (“Balanced”), Transamerica Partners Large Value Portfolio (“Large Value”), Transamerica Partners Large Core Portfolio (“Large Core”), Transamerica Partners Large Growth Portfolio (“Large Growth”), Transamerica Partners Mid Value Portfolio (“Mid Value”), Transamerica Partners Mid Growth Portfolio (“Mid Growth”), Transamerica Partners Small Value Portfolio (“Small Value”), Transamerica Partners Small Core Portfolio (“Small Core”), Transamerica Partners Small Growth Portfolio (“Small Growth”), and Transamerica Partners International Equity Portfolio (“International Equity”) (each a “Portfolio” and collectively, the “Portfolios”). Each Portfolio issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Portfolios. Accredited investors include investment companies, insurance company separate accounts, common or commingled trust funds, or other similar organizations or entities.

This report should be read in conjunction with the Portfolios’ current prospectus, which contains more complete information about the Portfolios, including investment objectives and strategies.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

In preparing the Portfolios’ financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Portfolios’ securities exposes the Portfolios to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Portfolios may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Portfolios may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Portfolios seek to increase their net investment income through the receipt of interest and fees.

Such income is reflected separately in the Statements of Operations. The value of loaned securities and related collateral outstanding at December 31, 2012 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Income from loaned securities in the Statements of Operations is net of fees and rebates earned by the lending agent for its services.

Repurchase agreements: Securities purchased subject to a repurchase agreement are held at the Portfolios’ custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolios will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rates in effect when the investment was acquired. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country, or region.

Transamerica Partners Portfolios	Page 99	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Foreign taxes: The Portfolios may be subjected to taxes imposed by the countries in which they invest, with respect to their investments in issuers existing or operating in such countries. The Portfolios may also be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, when the related income or capital gains are earned and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolios invest. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Forward foreign currency contracts: The Portfolios are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Portfolios enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at December 31, 2012 are listed in the Schedules of Investments.

Option and swaption contracts: The Portfolios are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios enter into option contracts to manage exposure to various market fluctuations. Portfolios purchase or write put and call options on U.S. securities, indices, futures, swaps (“swaptions”), commodities, and currency transactions. Options are valued at the average of the bid and ask (“Mean Quote”) established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms.

Purchased options: Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. The Portfolios pay premiums, which are included in the Statements of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss.

Written options: Writing call options tends to decrease a Portfolio’s exposure to the underlying investment. When a Portfolio writes a covered call or put option, the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying U.S. security, index, future, swaption, commodity, or currency transaction to determine the realized gain or loss. In writing an option, a Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The underlying face amounts of open option and swaption contracts at December 31, 2012, are listed in the Schedules of Investments.

Transactions in written options were as follows:

Inflation-Protected Securities	Premium	Notional Amount

Balance at December 31, 2011	$27	$47

Sales	728	25,532

Closing Buys	(144)	(7,371)

Expirations	(556)	(15,492)

Exercised	(35)	(967)

Balance at December 31, 2012	$20	$1,749

Core Bond	Premium	Notional Amount

Balance at December 31, 2011	$—	$—

Sales	761	15,947

Closing Buys	(355)	(10,291)

Expirations	(406)	(5,656)

Exercised	—	—

Balance at December 31, 2012	$—	$—

Transamerica Partners Portfolios	Page 100	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1.  (continued)

Inflation-Protected Securities	Premium	Notional Amount

Balance at December 31, 2011	$293	EUR13,140

Sales	220	9,085

Closing Buys	(143)	(7,945)

Expirations	(296)	(13,210)

Exercised	—	—

Balance at December 31, 2012	$74	EUR1,070

Balanced	Premium	Notional Amount

Balance at December 31, 2011	$—	$—

Sales	22	452

Closing Buys	(11)	(294)

Expirations	(11)	(158)

Exercised	—	—

Balance at December 31, 2012	$—	$—

Transactions in written swaptions were as follows:

Inflation-Protected Securities	Premium	Notional Amount

Balance at December 31, 2011	$1,520	$45,300

Sales	1,572	129,900

Closing Buys	(2,227)	(123,600)

Expirations	(478)	(14,800)

Exercised	—	—

Balance at December 31, 2012	$387	$36,800

Core Bond	Premium	Notional Amount

Balance at December 31, 2011	$3,930	$158,729

Sales	9,504	598,500

Closing Buys	(10,969)	(589,700)

Expirations	(2,235)	(155,229)

Exercised	—	—

Balance at December 31, 2012	$230	$12,300

Inflation-Protected Securities	Premium	Notional Amount

Balance at December 31, 2011	$—	EUR—

Sales	151	3,200

Closing Buys	—	—

Expirations	—	—

Exercised	—	—

Balance at December 31, 2012	$151	EUR3,200

Futures contracts: The Portfolios are subject to equity and commodity price risks, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Portfolios use futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolios are required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolios each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolios. Upon entering into such contracts, the Portfolios bear the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolios may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The open futures contracts at December 31, 2012 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.

Transamerica Partners Portfolios	Page 101	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1.  (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be executed in a multilateral or other trade facility platform, such as a registered exchange (“centrally cleared swaps”). The Portfolios enter into credit default, cross-currency, interest rate, total return, variance, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked to market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Assets and Liabilities.

Payments received or made at the beginning of the measurement period are reflected as such in the Statements of Assets and Liabilities, and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses in the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments received or paid by the Portfolios are included as part of realized gains or losses in the Statements of Operations.

Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs:

Credit default swap agreements: The Portfolios are subject to credit risk in the normal course of pursuing their investment objectives. The Portfolios enter into credit default swaps to manage their exposure to the market, or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolios’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

Certain Portfolios sell credit default swaps, which exposes them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the year, the swaps’ credit-risk-related contingent features would have been triggered, and the Portfolios would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolios enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. Portfolios with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolios and the counterparty, and by the posting of collateral.

The open swap agreements at December 31, 2012 are listed in the Schedules of Investments.

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate. Payables, if any, are reflected as Due to Custodian in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Other in the Statements of Operations.

Short sales: A short sale is a transaction in which a Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolios are obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolios’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolios consider the short sale to be a borrowing by the Portfolios that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

Transamerica Partners Portfolios	Page 102	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1.  (continued)

The Portfolios investing in short sales are liable for any dividends payable on securities while those securities are in a short position and also bears other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as dividends and/or interest from securities sold short in the Statements of Operations.

Loan participations and assignments: The Portfolios may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolios to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolios assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolios may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolios that participate in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolios have direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolios may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolios held no unsecured loan participations at December 31, 2012.

Structured notes: Certain Portfolios invest in structured notes. A structured debt instrument is a hybrid debt security that has an embedded derivative. This type of instrument is used to manage cash flows from the debt security. Investment in structured notes involves the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Structured notes may be less liquid than other types of securities and more volatile than their underlying reference instruments. All structured notes are listed within the Schedules of Investments.

To be announced (“TBA”) commitments: TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. They are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolios’ other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations. Open balances are included in the payable or receivable for investments purchased or sold.

Treasury inflation-protected securities (“TIPS”): Certain Portfolios invest in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income in the Statements of Operations with a corresponding adjustment to cost.

Payment in-kind securities (“PIKs”): PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

The PIKs at December 31, 2012 are listed in the Schedules of Investments.

Restricted and illiquid securities: The Portfolios may invest in unregulated or restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at December 31, 2012 are listed in the Schedules of Investments.

Transamerica Partners Portfolios	Page 103	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, has elected to place security transactions of the Portfolios with broker/dealers with which other funds or portfolios advised by Transamerica Asset Management, Inc. (“TAM”) has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolios. In no event will commissions paid by the Portfolios be used to pay expenses that would otherwise be borne by any other funds or portfolios advised by TAM, or by any other party.

Commissions recaptured for the year ended December 31, 2012, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Portfolio	Commissions
Large Growth	$35
Mid Value	236
Mid Growth	50
Small Value	2
Small Core	66
Small Growth	59
International Equity	— *

* Rounds to less than $1.

Portfolios not listed in the above table did not have any commissions recaptured during the year ended December 31, 2012.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolios are informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Real estate investment trust (“REITs”): Dividend income related to a Real Estate Investment Trust is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

There are certain additional risks involved in investing in REITs. These include, but are not limited to, economical conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. Eastern Time, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, which may include TAM’s Valuation Committee’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Partners Portfolios	Page 104	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

The Portfolios’ Board of Trustees has delegated the valuation functions on a day-to-day basis to TAM, subject to board oversight. TAM has formed an internal valuation committee (the “Valuation Committee”) to monitor and implement the fair valuation policies and procedures as approved by the Board of Trustees. These policies and procedures are reviewed at least annually by the Board of Trustees. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of portfolio investments. For instances which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board of Trustees, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolios use fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair market value. These securities are categorized as Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, TAM’s Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing and reviews of any market related activity.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

For assets and liabilities using significant unobservable inputs (Level 3), GAAP requires a reconciliation of the beginning to the ending balances for reported market values that presents changes attributed to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the year. The Level 3 reconciliation, if any, is disclosed in the Valuation Summary of each Portfolio’s Schedule of Investments.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolios’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment company securities: Investment company securities are valued at the net asset value of the underlying portfolio. These securities are actively traded and no valuation adjustments are applied. They are categorized in Level 1 of the fair value hierarchy.

Equity securities (common and preferred stocks): Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the net asset value of the underlying securities and no valuation adjustments are applied. It is categorized in Level 1 of the fair value hierarchy.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Partners Portfolios	Page 105	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 2. (continued)

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Government securities: Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Government securities generally are categorized in Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

U.S. government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government securities. Mortgage pass-throughs include TBA securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Restricted securities (equity and debt): The Portfolios may invest in unregulated or otherwise restricted securities. Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by TAM’s Valuation Committee under the supervision of the Portfolios’ Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolios using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

The hierarchy classification of inputs used to value the Portfolios’ investments, at December 31, 2012, is disclosed in the Valuation Summary of each Portfolio’s Schedule of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TAM, the Portfolios’ investment adviser, is directly owned by Western Reserve Life Assurance Co. of Ohio and AUSA Holding Company (“AUSA”), both of which are indirect, wholly-owned subsidiaries of AEGON NV. AUSA is wholly-owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Partners Portfolios	Page 106	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3.  (continued)

Transamerica Financial Life Insurance Company (“TFLIC”) is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by TFLIC sub-accounts is as follows:

TFLIC Sub-accounts	Investments in Portfolio
Money Market	3.82%
High Quality Bond	15.60
Inflation-Protected Securities	13.47
Core Bond	12.39
High Yield Bond	6.03
Balanced	50.58
Large Value	34.91
Large Core	53.96
Large Growth	37.16
Mid Value	5.18
Mid Growth	0.81
Small Value	1.28
Small Core	47.84
Small Growth	1.34
International Equity	21.82

Diversified Investment Advisors Collective Investment Trust (“CIT”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by CIT sub-accounts is as follows:

CIT Sub-accounts	Investments in Portfolio
Money Market	17.60%
High Quality Bond	32.45
Inflation-Protected Securities	17.89
Core Bond	27.19
High Yield Bond	23.46
Balanced	5.68
Large Value	19.63
Large Core	14.81
Large Growth	17.87
Mid Value	9.70
Mid Growth	32.36
Small Value	33.40
Small Core	12.27
Small Growth	24.48
International Equity	32.81

TAM Collective Trust Funds (“CTF”) is managed by Massachusetts Fidelity Trust Company, which is a wholly-owned subsidiary of AEGON USA. The percentage of each Portfolio that is owned by CTF sub-accounts is as follows:

CTF Sub-accounts	Investments in Portfolio
Money Market	0.04%
High Quality Bond	11.72
Inflation-Protected Securities	4.53
Core Bond	5.68
High Yield Bond	19.59
Balanced	–
Large Value	5.15
Large Core	3.08
Large Growth	2.99
Mid Value	24.13
Mid Growth	12.02
Small Value	8.83
Small Core	1.72
Small Growth	8.76
International Equity	5.24

Transamerica Fund Services, Inc. (“TFS”) is the Portfolios’ administrator. TAM and TFS are affiliates of AEGON NV.

Certain officers and trustees of the Series Portfolio and of the entities that invest in the Series Portfolio are also officers of TAM or its affiliates. None of the non-independent trustees receive compensation for services as trustees of the Series Portfolio or the entities that invest in the Series Portfolio.

Transamerica Partners Portfolios	Page 107	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 3.  (continued)

Investment advisory fees: TAM manages the assets of each Portfolio of the Series Portfolio pursuant to the Investment Advisory Agreement with the Series Portfolio. For its services, TAM receives fees from each Portfolio, accrued daily and payable monthly, at an annual rate equal to the percentages specified in the table below of the corresponding Portfolios’ average daily net assets (“ANA”).

For each Portfolio, TAM has entered into Investment Sub-Advisory Agreements with the Portfolios’ sub-advisers. It is the responsibility of each sub-adviser to make the day-to-day investment decisions of the Portfolios and to place the purchase and sales orders for securities transactions of the Portfolios, subject in all cases to the general supervision of TAM.

Payment of fees to the sub-advisers is the responsibility of TAM, and is not an additional expense of a Portfolio.

Portfolio	Advisory Fee
Money Market	0.25%
High Quality Bond	0.35
Inflation-Protected Securities	0.35
Core Bond	0.35
High Yield Bond	0.55
Balanced	0.45
Large Value	0.45
Large Core	0.60
Large Growth	0.62
Mid Value	0.67
Mid Growth	0.72
Small Value	0.82
Small Core	0.80
Small Growth (Effective August 31, 2012)
First $300 Million	0.84
Over $300 Million	0.80
Small Growth (Prior to August 31, 2012)	0.87
International Equity	0.75

TAM has voluntarily elected to waive fees to the extent the total operating expenses of a Portfolio exceed the following expense caps (as a percentage of ANA):

Portfolio	Expense Cap
Money Market	0.30%
High Quality Bond	0.40
Inflation-Protected Securities	0.40
Core Bond	0.40
High Yield Bond	0.60
Balanced	0.50
Large Value	0.50
Large Core	0.65
Large Growth	0.65
Mid Value	0.70
Mid Growth	0.75
Small Value	0.85
Small Core	0.85
Small Growth	0.90
International Equity	0.90

Such fee waivers are not subject to recoupment by TAM in future years.

TAM also may waive additional fees from time to time to help maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. Expenses reimbursed that are unsettled at year end is included in Due from advisor on the Statements of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 2008, as amended and restated January 1, 2010 (the “Deferred Compensation Plan”), available to the Trustees, compensation may be deferred that would otherwise be payable by the Trust to an Independent Trustee on a current basis for services rendered as Trustee. Deferred compensation amounts will accumulate based on the value of Class A (or comparable) shares of a series of Transamerica Funds (without imposition of sales charge), or investment options under Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds, as elected by the Trustee. After December 31, 2012, shares of Transamerica Partners Institutional Funds and Transamerica Institutional Asset Allocation Funds will no longer be available as investment options under the Deferred Compensation Plan.

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of TAM or sub-advisers for the year ended December 31, 2012.

Transamerica Partners Portfolios	Page 108	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended December 31, 2012 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Portfolio	Long-term	U.S. Government	Long-term	U.S. Government
Money Market	$–	$–	$–	$–
High Quality Bond	95,696	174,182	137,713	147,049
Inflation-Protected Securities	4,168	351,354	16,992	410,127
Core Bond	719,337	4,454,067	818,145	4,518,870
High Yield Bond	767,486	–	755,041	–
Balanced	85,745	83,869	89,934	79,636
Large Value	398,202	–	613,562	–
Large Core	133,586	–	157,532	–
Large Growth	473,089	–	816,451	–
Mid Value	525,744	–	637,400	–
Mid Growth	331,918	–	400,914	–
Small Value	11,850	–	57,860	–
Small Core	173,806	–	210,998	–
Small Growth	165,303	–	222,371	–
International Equity	143,383	–	293,142	–

NOTE 5. DERIVATIVE FINANCIAL INSTRUMENTS

Inflation-Protected Securities:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased option/swaptions, swaps, and forward foreign currency contracts held throughout the year averaged nine, nine, and eight contracts, respectively, with an overall increase from seven, eight, and five contracts at the beginning of the year, respectively, to nine, 12, and 12 contracts, respectively, at year end. The volume of futures and written options/swaptions held throughout the year averaged seven and 11 contracts, respectively, with an overall decrease from eight and 14 contracts, respectively to seven and 10 contracts, respectively. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Equity Contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$615	$1	$—	$616 * *
Unrealized appreciation on swap agreements	439	—	—	439
Unrealized appreciation on futures contracts	386	—	—	386 *
Unrealized appreciation on forward foreign currency transactions	—	265	—	265
Liability derivatives
Written options and swaptions, at value	(499)	(24)	(65)	(588)
Unrealized depreciation on swap agreements	(91)	—	—	(91)
Unrealized depreciation on futures contracts	(150)	—	—	(150) *
Unrealized depreciation on forward currency contracts	—	(337)	—	(337)
Total	$700	$(95)	$(65)	$540

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
* *	Included within Investment securities, at value.

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Total
Realized Gain (Loss) on derivatives recognized in income
Net realized (loss) on purchased option and swaption contracts	$(624)	$(335)	$(959) ^
Net realized (loss) on swap agreements	(91)	—	(91)
Net realized (loss) on futures contracts	(964)	—	(964)
Net realized gain (loss) on written option and swaption contracts	(61)	593	532
Net realized (loss) on forward foreign currency transactions	—	1,619	1,619 ~
Net Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased option and swaption contracts	(540)	21	(519) Y
Net change in unrealized appreciation (depreciation) on swap agreements	151		151
Net change in unrealized appreciation (depreciation) on futures contracts	593		593
Net change in unrealized appreciation (depreciation) on written option and swaption contracts	1,559	(185)	1,374
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(135)	(135)
Total	$23	$1,578	$1,601
^	Included within net realized gain (loss) on transactions from Investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Y	Included within net increase (decrease) in unrealized appreciation (depreciation) on transactions from Investment securities.

Transamerica Partners Portfolios	Page 109	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Core Bond:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased option/swaptions, swaps, futures, written options/swaptions, and forward foreign currency contracts held throughout the year averaged seven, 27, 12, nine, and five contracts, respectively, with an overall decrease from 15, 42, 17, 11, and six contracts at the beginning of the year, respectively, to three, 10, 11, one, and four contracts, respectively, at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$575	$—	$—	$575 * *
Unrealized appreciation on forward foreign currency contracts	—	257	—	257
Premium paid on swap agreements	—	—	722	722
Unrealized appreciation on swap agreements	—	—	1,925	1,925
Unrealized appreciation on futures contracts	1,206	—	—	1,206 *
Liability derivatives
Unrealized depreciation on swap agreements	(809)	—	(2)	(811)
Premium received on swap agreements	—	—	(1,815)	(1,815)
Written options and swaptions, at value	(196)	—	—	(196)
Unrealized depreciation on forward foreign currency contracts	—	(354)	—	(354)
Unrealized depreciation on futures contracts	(140)	—	—	(140) *
Total	$636	$(97)	$830	$1,369

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
* *	Included within Investment securities, at value.

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Foreign exchange contracts	Credit contracts	Total
Realized Gain (Loss) on derivatives recognized in income
Net realized (loss) on purchased option and swaption contracts	$(4,927)	$(281)	$—	$(5,208) ^
Net realized gain (loss) on swap agreements	(2,366)	—	351	(2,015)
Net realized gain on futures contracts	(3,486)	(5)	—	(3,491)
Net realized (loss) on written option and swaption contracts	3,224	—	—	3,224
Net realized (loss) on forward foreign currency transactions	—	(12)	—	(12) ~
Net Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased option and swaption contracts	1,020	273	—	1,293 Y
Net change in unrealized appreciation (depreciation) on swap agreements	(649)	—	1,200	551
Net change in unrealized appreciation (depreciation) on futures contracts	284	—	—	284
Net change in unrealized appreciation (depreciation) on written option and swaption contracts	1,811	—	—	1,811
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	(1,449)	—	(1,449)
Total	$(5,089)	$(1,474)	$1,551	$(5,012)
^	Included within net realized gain (loss) on transactions from Investment securities.
~	Included within net realized gain (loss) on transactions from foreign currency transactions.
Y	Included within net increase (decrease) in unrealized appreciation (depreciation) on transactions from Investment securities.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Partners Portfolios	Page 110	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

Balanced:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of purchased options and future contracts held throughout the year averaged two and 11 contracts, respectively, with an overall decrease from six and 14 contracts at the beginning of the year, respectively, to one and 11 contracts, respectively, at year end. The volume of written option/swaption contracts held began in the second quarter at two contracts and ended the third quarter at one contract. The volume of forward foreign currency contracts held throughout the year averaged four contracts, beginning and ending the year at four contracts. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Foreign Exchange Contracts	Total
Asset derivatives
Purchased options and swaptions, at value	$6	$—	$—	$6 * *
Unrealized appreciation on futures contracts	13	2	—	15*
Unrealized appreciation on forward foreign currency contracts	—	—	4	4
Liability derivatives
Unrealized depreciation on futures contracts	(17)	—	—	(17)
Unrealized depreciation on forward foreign currency contracts	—	—	(11)	(11)
Total	$2	$2	$(7)	$(3)
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
* *	Included within Investment securities, at value.

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Interest rate contracts	Equity contracts	Foreign Exchange Contracts	Total
Realized Gain (Loss) on derivatives recognized in income
Net realized (loss) on purchased option and swaption contracts	$(6)	$—	$(7)	$(13) ^
Net realized gain (loss) on futures contracts	(11)	152	— (A)	141
Net realized (loss) on forward foreign currency contracts	—	—	(3)	(3)
Net realized gain on written option and swaption contracts	1	—	—	1
Net Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on purchased option and swaption contracts	12	—	7	19 Y
Net change in unrealized appreciation (depreciation) on futures contracts	(61)	(1)	—	(62)
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	—	—	(35)	(35)
Total	$(65)	$151	$(38)	$48
^	Included within net realized gain (loss) on transactions from Investment securities.
(A)	Rounds to less than 1.
Y	Included within net increase (decrease) in unrealized appreciation (depreciation) on Investment securities.

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Small Core:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of future contracts held throughout the year averaged one contract, beginning and ending the year at one contract. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Asset derivatives
Unrealized appreciation on futures contracts	$31*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Partners Portfolios	Page 111	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 5. (continued)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Equity contracts
Realized Gain (Loss) on derivatives recognized in income
Net realized gain on futures contracts	$140
Net Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on futures contracts	9
Total	$149

International Equity:

The Portfolio is subject to various risks in the normal course of pursuing its investment objective. The volume of forward foreign currency contracts held throughout the year averaged one contract, with an overall decrease from two contracts at the beginning of the year to one contract at year end. The tables below highlight the types of risks and the derivative instruments used to mitigate the risks:

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Asset derivatives
Unrealized depreciation on forward foreign currency contracts	$(368)

Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2012:

Derivatives not accounted for as hedging instruments

Location	Foreign exchange contracts
Realized Gain (Loss) on derivatives recognized in income
Net realized gain on forward foreign currency transactions	$3,189
Net Change in Unrealized Appreciation (Depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,809)
Total	$380

For non-exchange traded derivatives (swaps and forward foreign currency contracts), under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

NOTE 6.  FEDERAL INCOME TAX MATTERS

The Series Portfolio has received rulings from the Internal Revenue Service that each Portfolio will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Portfolios because taxable income/(loss) of each Portfolio is included in the income tax returns of the investors. It is intended that the Portfolios’ assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code. The Portfolios recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has evaluated the Portfolios’ tax provisions taken for all open tax years (2009 - 2011), or expected to be taken in the Portfolios’ 2012 tax returns, and has concluded that no provision for income tax is required in the Portfolios’ financial statements. For tax purposes, each component of the Portfolios’ net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities do not present the components of net assets.

Each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains; which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, capital loss carryforwards, and post-October loss deferrals.

NOTE 7.  ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an authoritative guidance that will enhance disclosures related to financial instruments and derivative instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Portfolios’ financial statements to evaluate the effect or potential effect of netting arrangements on the Portfolios’ financial position. The adoption of this disclosure requirement is effective for financial statements interim and annual periods beginning on or after January 1, 2013. Management is currently evaluating the implication of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

Transamerica Partners Portfolios	Page 112	Annual Report 2012

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2012

(all amounts in thousands)

NOTE 8. SUBSEQUENT EVENT

On January 15, 2013, a large shareholder of the State Street Navigator Securities Lending Trust – Prime Portfolio (“Navigator”) (the money market mutual fund in which the Portfolio invests the cash collateral received from lending of securities) redeemed its holdings. This resulted in the TAM family of mutual funds becoming a 28.07% shareholder of the Navigator as of January 15, 2013. No individual portfolio of the trust has a significant holding in the Navigator.

Effective on or about March 1, 2013, TAM will terminate its investment sub-advisory agreement with GE Asset Management, Inc. with respect to Transamerica Partners Money Market Portfolio and will enter into a new investment sub-advisory agreement with AEGON USA Investment Management, LLC (“AUIM”). AUIM is an affiliated sub-adviser.

Management has evaluated subsequent events through the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolios’ financial statements.

Transamerica Partners Portfolios	Page 113	Annual Report 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Owners of Beneficial Interests of the Transamerica Partners Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Transamerica Partners Portfolios (comprising, respectively, the Money Market Portfolio, High Quality Bond Portfolio, Inflation-Protected Securities Portfolio, Core Bond Portfolio, High Yield Bond Portfolio, Balanced Portfolio, Large Value Portfolio, Large Core Portfolio, Large Growth Portfolio, Mid Value Portfolio, Mid Growth Portfolio, Small Value Portfolio, Small Core Portfolio, Small Growth Portfolio and International Equity Portfolio) (collectively, the “Portfolios”) as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to January 1, 2010 were audited by another independent registered public accounting firm whose report, dated March 1, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Transamerica Partners Portfolios at December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

March 1, 2013

Transamerica Partners Portfolios	Page 114	Annual Report 2012

TRANSAMERICA PARTNERS MONEY MARKET PORTFOLIO

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Partners Portfolios (the “Board”) held on October 18, 2012, the Board considered the termination of GE Asset Management Incorporated (“GEAM”) as sub-adviser to Transamerica Partners Money Market Portfolio (the “Portfolio”) and approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Portfolio between Transamerica Asset Management, Inc. (“TAM”) and AEGON USA Investment Management, LLC (“AUIM”), the Portfolio’s proposed new sub-adviser.

Following their review and consideration, the Trustees determined that the terms of the New Sub-Advisory Agreement are reasonable and that the termination of GEAM as sub-adviser to the Portfolio and approval of the New Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the New Sub-Advisory Agreement for an initial two-year period and authorized TAM to terminate the sub-advisory agreement with GEAM.

To assist the Trustees in their consideration of the New Sub-Advisory Agreement, the Trustees received in advance of their meeting certain materials and information. In addition, the Independent Trustees consulted with their independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Trustees’ deliberations.

Among other matters, the Board considered:

(a)

that TAM advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services;

(b)

that AUIM is an experienced and respected asset management firm and that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on an assessment of the services that AUIM provides to other Transamerica funds;

(c)	that AUIM and TAM are affiliated entities;
(d)

that in June 2012 the Board performed a full annual review of a number of sub-advisory agreements with AUIM with respect to Transamerica funds not discussed herein, and determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the Portfolio;

(e)	the proposed responsibilities of AUIM for the Portfolio and the services expected to be provided by it;
(f)	the fact that the sub-advisory fee payable to AUIM would be paid by TAM and not the Portfolio;
(g)	that the advisory fee rate paid by the Portfolio to TAM would not increase, and that the sub-advisory fee to be paid by TAM to AUIM is reasonable in light of the services to be provided;
(h)

that TAM recommended to the Board that AUIM be appointed as sub-adviser to the Portfolio based on its desire to engage an investment sub-adviser with strong research and management capabilities across the fixed income spectrum and with the ability to implement the current investment strategies of the Portfolio; and

(i)	that the Portfolio would bear the costs of obtaining shareholder approval of the AUIM Sub-Advisory Agreement.

A discussion followed that included additional consideration of these and other matters.

In their deliberations, the Board Members evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the considerations discussed here, among others, although they did not identify any consideration or particular information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

In evaluating the nature, extent and quality of the services to be provided by AUIM under the AUIM Sub-Advisory Agreement, the Board considered, among other things, information and assurances provided by TAM and AUIM as to the operations, facilities, organization and personnel of AUIM, the anticipated ability of AUIM to perform its duties under the AUIM Sub-Advisory Agreement, and the anticipated ability of AUIM to implement the investment strategies of the Portfolio, including potentially employing certain investment strategies to increase the yield of the Portfolio. The Board also considered that AUIM and TAM are affiliated entities. The Board considered that TAM has advised the Board that the appointment of AUIM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its shareholders, including compliance services. The Board considered that AUIM is an experienced and respected asset management firm and that TAM believes that AUIM has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on the assessment of the services that AUIM provides to other Transamerica funds. The Board Members also considered that they recently had performed a full annual review of a number of sub-advisory agreements with AUIM and had determined that AUIM has the capabilities, resources and personnel necessary to provide the sub-advisory services to the funds subject to those agreements.

Based on their review of the materials provided and the assurances they had received from TAM, the Board determined that AUIM can provide sub-advisory services that are appropriate in scope and extent in light of the investment program for the Portfolio and that AUIM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Transamerica Partners Portfolios	Page 115	Annual Report 2012

TRANSAMERICA PARTNERS MONEY MARKET PORTFOLIO (continued)

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

(unaudited)

Investment Performance

The Board considered AUIM’s performance, investment management experience, capabilities and resources, including with respect to other Transamerica funds that it sub-advises, including other money market portfolios. The Board reviewed the performance of the Portfolio as compared to the performance of the other Transamerica money market portfolios sub-advised by AUIM. In addition, the Board Members noted that they had recently considered the performance of those other funds as part of the full annual review of the sub-advisory agreements for those funds and, in that connection, determined that AUIM was capable of providing investment and related services that are appropriate in scope and extent in light of those funds’ operations, the competitive landscape of the investment company business and investor needs.

On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by AUIM, the Board concluded that AUIM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies.

Sub-Advisory Fee, Cost of Services Provided and Profitability

The Board considered the proposed sub-advisory fee rate under the AUIM Sub-Advisory Agreement and noted that it would not differ from the sub-advisory fee rate under the sub-advisory agreement with GEAM. The Board noted that the advisory fee rate payable by the Portfolio would not change in connection with the sub-adviser change. Additionally, the Board considered that AUIM agreed to voluntarily waive its sub-advisory fee with respect to the Portfolio from 0.05% to 0.04%, noting that such waivers could be discontinued at any time. The Board Members noted that the Portfolio does not pay the sub-advisory fee, and therefore shareholders would not benefit directly from the waiver, but further noted that TAM had been waiving fees and/or reimbursing expenses for the Portfolio in recent years. On the basis of these considerations, together with the other information it considered, the Board determined that the sub-advisory fee to be received by AUIM under the AUIM Sub-Advisory Agreement is reasonable in light of the services to be provided.

With respect to AUIM’s costs and profitability in providing services to the Portfolio, the Board noted that TAM and AUIM are affiliates, and that information about AUIM’s revenues and expenses was incorporated into an analysis of the anticipated impact of the sub-adviser change on TAM’s profitability. As a result, the Board principally considered profitability information for TAM and AUIM in the aggregate.

Economies of Scale

The Board considered that the sub-advisory fee schedule for the Portfolio would remain unchanged and that TAM believes that the appointment of AUIM as sub-adviser has the potential to attract additional assets because of AUIM’s asset management capabilities across the fixed income spectrum. The Board Members concluded that they would have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees payable by TAM to AUIM, in the future.

Fall-Out Benefits

The Board considered any other benefits to be derived by AUIM from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with AUIM, and that AUIM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the AUIM Sub-Advisory Agreement is in the best interests of the Portfolio and its shareholders and voted to approve the AUIM Sub-Advisory Agreement.

Transamerica Partners Portfolios	Page 116	Annual Report 2012

Board Members and Officers

(unaudited)

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of each fund by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.

The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Mutual Funds”). Transamerica Mutual Funds consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”) and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 162 funds as of the mailing of this annual report.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.

The Board Members, their year of birth, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds that the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBERS
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	President and Chief Executive Officer, Transamerica Individual Savings & Retirement (2010 – present);	162	N/A

			President and Chief Executive Officer, Transamerica Capital Management (2009 – present);

			Board Member (November 2012 – present), President and Chief Executive Officer, Transamerica Funds, TST, TIS, (May 2012 – present);

			Board Member (March 2013 - present), President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (May 2012 – present);

			Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Asset Management, Inc. (“TAM”) (May 2012 – present);

Transamerica Partners Portfolios	Page 117	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER — continued
Thomas A. Swank (continued)			Director, Chairman of the Board, Chief Executive Officer and President, Transamerica Fund Services, Inc. (“TFS”) (May 2012 – present);

Director and Trust Officer, Massachusetts Fidelity Trust Company (May 2012 – present);

Director, AEGON Sony Life Insurance Co., LTD. (2011 – present);

Division President, Monumental Life Insurance Company (2011 – present);

Division President, Western Reserve Life Assurance Co. of Ohio (2011 – present);

Vice President, Money Services, Inc. (2011 – present);

Director, AEGON Financial Services Group, Inc. (2010 – present);

Director, AFSG Securities Corporation (2010 – present);

Director and President, Transamerica Advisors Life Insurance Company (2010 – present);

Director, Chairman of the Board and President, Transamerica Advisors Life Insurance Company of New York (2010 – present);

Director and President, Transamerica Resources, Inc. (2010 – present);

Transamerica Partners Portfolios	Page 118	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INTERESTED BOARD MEMBER — continued
Thomas A. Swank (continued)			Executive Vice President, Transamerica Life Insurance Company (2010 – present);

			Executive Vice President, Transamerica Financial Life Insurance Company (2009 – present);

			Director, Transamerica Capital, Inc. (2009 – present); and

President and Chief Operating Officer (2007 – 2009), Senior Vice President, Chief Marketing Officer (2006 – 2007), Senior Vice President, Chief Financial Officer (2003 – 2006), Senior Vice President, Chief Risk Officer (2000 – 2003), Senior Vice President, Chief Investment Officer (1997 – 2000) and High Yield Portfolio Manager (1992 – 1997), Security Benefit Corporation.

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2012 – present);	162	First Allied Holdings Inc. (January 2013 – present)

			Consultant, AEGON USA (2010 – 2011);

			Senior Advisor, Lovell Minnick Equity Partners (2010 – present);

			Retired (2010 – present); and

			Managing Director for Strategic Business Development, AEGON USA (1994 – 2010).

Transamerica Partners Portfolios	Page 119	Annual Report 2012

Name and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships During the Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 – present); Board Member, TII (2003 – 2010); and Partner, KPMG (1975 – 1999).	162	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2007	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present);	162	Ameris Bancorp (January 2013 – present); Ameris Bank (January 2013 – present)

			Board Member, Transamerica Funds and TIS (2002 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – 2010);

			President, L. J. Hill & Company (a holding company for privately-held assets) (1999 – present);

			Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

			Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Transamerica Partners Portfolios	Page 120	Annual Report 2012

				Number of Funds in Complex Overseen by Board
		Term of Office and Length of Time
	Position(s) Held with				Other
					Directorships
Name and			Principal Occupation(s)		During the Past
Year of Birth	Trust	Served*	During Past Five Years	Member	Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);	162	N/A

			Board Member, TII (2009 – 2010);

			Managing Director, Hilton Capital (2010 – present);

			Principal, Maxam Capital Management, LLC (2006 – 2008); and

			Principal, Cobble Creek Management LP (2004 – 2006).
Russell A. Kimball, Jr. (1944)	Board Member	Since 2007	General Manager, Sheraton Sand Key Resort (1975 – present);	162	N/A

			Board Member, TST (1986 – present);

			Board Member, Transamerica Funds, (1986 – 1990), (2002 – present);

			Board Member, TIS (2002 – present);

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); and

			Board Member, TII (2008 – 2010).

Transamerica Partners Portfolios	Page 121	Annual Report 2012

Number of Funds in Complex Overseen by Board
Term of Office and Length of Time
	Position(s) Held with				Other
Directorships
Name and			Principal Occupation(s)		During the Past
Year of Birth	Trust	Served*	During Past Five Years	Member	Five Years
INDEPENDENT BOARD MEMBERS — continued
Eugene M. Mannella (1954)	Board Member	Since 1993	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 – present);	162	N/A

Self-employed consultant (2006 – present);

Managing Member and Chief Compliance Officer, HedgeServ Investment Services, LLC (limited purpose broker-dealer) (2011 – present);

President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – 2008);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010); and

President, International Fund Services (alternative asset administration) (1993 – 2005).

Transamerica Partners Portfolios	Page 122	Annual Report 2012

				Number of Funds in Complex Overseen by Board
		Term of Office and Length of Time
	Position(s) Held with				Other
					Directorships
Name and			Principal Occupation(s)		During the Past
Year of Birth	Trust	Served*	During Past Five Years	Member	Five Years
INDEPENDENT BOARD MEMBERS — continued
Norman R. Nielsen, Ph.D. (1939)	Board Member	Since 2007	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present);	162	Buena Vista University Board of Trustees (2004 – present)

			Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

			Board Member, TII (2008 – 2010);

			Director, Aspire Inc. (formerly, Iowa Student Loan Service Corporation) (2006 – present);

			Director, League for Innovation in the Community Colleges (1985 – 2005);

			Director, Iowa Health Systems (1994 – 2003);

			Director, U.S. Bank (1985 – 2006); and

			President, Kirkwood Community College (1985 – 2005).
Joyce G. Norden (1939)	Board Member	Since 2002	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present);	162	Board of Governors, Reconstructionist Rabbinical College (2007 – 2012)

			Board Member, TPP (2002 – present);

			Board Member, Transamerica Funds, TST and TIS (2007 – present);

Transamerica Partners Portfolios	Page 123	Annual Report 2012

Number of Funds in Complex Overseen by Board
Term of Office and Length of Time
	Position(s) Held with				Other
Directorships
Name and			Principal Occupation(s)		During the Past
Year of Birth	Trust	Served*	During Past Five Years	Member	Five Years
INDEPENDENT BOARD MEMBERS — continued
Joyce G. Norden (continued)

Board Member, TII (2008 – 2010); and

Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).
Patricia L. Sawyer (1950)	Board Member	Since 1993	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);	162	Honorary Trustee, Bryant University (1996 – present)
Board Member, Transamerica Funds, TST and TIS (2007 – present);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present);

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University;

Vice President, American Express (1987 – 1989);

Vice President, The Equitable (1986 – 1987); and

Strategy Consultant, Booz, Allen & Hamilton (1982 – 1986).

Transamerica Partners Portfolios	Page 124	Annual Report 2012

Number of Funds in Complex Overseen by Board
Term of Office and Length of Time
	Position(s) Held with				Other
Directorships
Name and			Principal Occupation(s)		During the Past
Year of Birth	Trust	Served*	During Past Five Years	Member	Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (1952)	Board Member	Since 2007	Attorney, Englander Fischer (2008 – present); Retired (2004 – 2008); Board Member, TST and TIS (2004 – present);	162	Operation PAR, Inc. (2008 – present); West Central Florida Council – Boy Scouts of America (2008 – 2013)
Board Member, Transamerica Funds (2005 – present);
Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Employee, RBC Dain Rauscher (securities dealer) (2004);

Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and

Treasurer, The Hough Group of Funds (1993 – 2004).
*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Partners Portfolios	Page 125	Annual Report 2012

Officers

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Term of Office and Length of
Name and			Principal Occupation(s) or Employment
Year of Birth	Position	Time Served*	During Past Five Years
Thomas A. Swank (1960)	Board Member, President and Chief Executive Officer	Since 2012	See table above.
Timothy S. Galbraith (1964)	Vice President and Chief Investment Officer, Alternative Investments	Since 2012	Vice President and Chief Investment Officer, Alternative Investments, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Alternative Investments (March 2012 – present), TAM;

Head of Alternative Investment Strategies, Morningstar Associates, LLC (2009 – March 2012); and

Managing Director, Bear Stearns Asset Management (2001 – 2009).
Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2007	Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 – present);

Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President, General Counsel and Secretary, TII, (2006 – 2010);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – present);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – present);

Assistant Vice President, TCI (2007 – present);

Director, Deutsche Asset Management (1998 – 2006); and

Corporate Associate, Ropes & Gray LLP (1995 – 1998).

Transamerica Partners Portfolios	Page 126	Annual Report 2012

Term of Office and Length of
Name and			Principal Occupation(s) or Employment
Year of Birth	Position	Time Served*	During Past Five Years
Todd R. Porter (1961)	Vice President and Chief Investment Officer, Asset Allocation	Since 2012	Vice President and Chief Investment Officer, Asset Allocation, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (April 2012 – present);

Senior Vice President and Chief Investment Officer, Asset Allocation (April 2012 – present), TAM;

Chief Investment Officer, Fund Architects, LLC (2007 – 2012); and

Chief Investment Strategist, Morningstar Associates, LLC (1999 – 2006).
Christopher A. Staples (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2007	Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds, TST and TIS;

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG, TPFG II and TAAVF (2007 – present);

Vice President and Chief Investment Officer (2007 – 2010); Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present) and Chief Investment Officer, Advisory Services (2007 – present), TAM;

Director, TFS (2005 – present); and

Assistant Vice President, Raymond James & Associates (1999 – 2004).
Elizabeth Strouse (1974)	Vice President, Treasurer and Principal Financial Officer	Since 2010	Vice President, Treasurer and Principal Financial Officer (2011 – present), Assistant Treasurer (2010 – 2011), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF;

Vice President, TAM and TFS (2009 – present);

Director, Fund Administration, TIAA-CREF (2007 – 2009); and

Manager (2006 – 2007) and Senior (2003 – 2006) Accounting and Assurance, PricewaterhouseCoopers, LLC.

Transamerica Partners Portfolios	Page 127	Annual Report 2012

Term of Office and Length of
Name and			Principal Occupation(s) or Employment
Year of Birth	Position	Time Served*	During Past Five Years
Robert S. Lamont, Jr. (1973)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2010	Vice President, Chief Compliance Officer and Conflicts of Interest Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Vice President and Senior Counsel, TAM and TFS (2007 – present);

Senior Counsel, United States Securities and Exchange Commission (2004 – 2007); and

Associate, Dechert, LLP (1999 – 2004).
Bradley O. Ackerman (1966)	Deputy Chief Compliance Officer and Anti-Money Laundering Officer	Since 2009	Deputy Chief Compliance Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2012 – present);

Anti-Money Laundering Officer, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Anti-Money Laundering Officer, Transamerica Funds, TST and TIS (2007 – present);

Senior Compliance Officer, TAM (2007 – present); and

Director, Institutional Services, Rydex Investments (2002 – 2007).
Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present);

Assistant Secretary, TII (2009 – 2010);

Assistant Vice President and Director, Legal Administration, TAM and TFS (2007 – present);

Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and

Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).
Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2009 – present); and

Assistant Secretary, TII (2009 – 2010);

Vice President and Senior Counsel, TAM (2008 – present).

Transamerica Partners Portfolios	Page 128	Annual Report 2012

Term of Office and Length of
Name and			Principal Occupation(s) or Employment
Year of Birth	Position	Time Served*	During Past Five Years
Margaret A. Cullem-Fiore (1957)	Assistant Secretary	Since 2010	Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2010 – present);

Assistant Vice President, TCI (2009 – present);

Vice President and Assistant General Counsel, TAM and TFS (2006 – present);

Vice President and Senior Counsel, Transamerica Financial Advisors, Inc. (2004 – 2007); and

Vice President and Senior Counsel, Western Reserve Life Assurance Co. of Ohio (2006).

*	Elected and serves at the pleasure of the Board.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown. No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Transamerica Partners Portfolios	Page 129	Annual Report 2012

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Master Investment Portfolio — S&P 500 Index Master Portfolio
II

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Master Portfolio Information	S&P 500 Stock Master Portfolio

    As of December 31, 2012

Percent of
Ten Largest Holdings	Long-Term Investments
Apple, Inc.	4%
Exxon Mobil Corp.	3
General Electric Co.	2
Chevron Corp.	2
International Business Machines Corp.	2
Microsoft Corp.	2
Johnson & Johnson	2
AT&T, Inc.	2
Google, Inc., Class A	1
The Procter & Gamble Co.	1

Percent of
Sector Allocation	Long-Term Investments
Information Technology	19%
Financials	16
Health Care	12
Consumer Discretionary	11
Energy	11
Consumer Staples	11
Industrials	10
Materials	4
Utilities	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	1

Schedule of Investments December 31, 2012	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense – 2.3%
The Boeing Co.	88,987	$6,706,060
General Dynamics Corp.	43,507	3,013,730
Honeywell International, Inc.	102,715	6,519,321
L-3 Communications Holdings, Inc.	12,365	947,406
Lockheed Martin Corp. (a)	35,229	3,251,284
Northrop Grumman Corp.	32,222	2,177,563
Precision Castparts Corp.	19,080	3,614,134
Raytheon Co.	43,299	2,492,290
Rockwell Collins, Inc. (a)	18,427	1,071,899
Textron, Inc.	36,947	915,916
United Technologies Corp.	110,568	9,067,682
		39,777,285
Air Freight & Logistics – 0.7%
C.H. Robinson Worldwide, Inc.	21,098	1,333,816
Expeditors International of Washington, Inc.	27,431	1,084,896
FedEx Corp.	38,294	3,512,326
United Parcel Service, Inc., Class B (a)	93,865	6,920,666
		12,851,704

Airlines – 0.1%
Southwest Airlines Co.	96,660	989,798
Auto Components – 0.3%
BorgWarner, Inc. (b)	15,330	1,097,935
Delphi Automotive Plc (b)	38,694	1,480,045
The Goodyear Tire & Rubber Co. (b)	32,127	443,674
Johnson Controls, Inc.	89,658	2,752,500
		5,774,154
Automobiles – 0.5%
Ford Motor Co.	499,900	6,473,705
Harley-Davidson, Inc.	29,719	1,451,476
		7,925,181
Beverages – 2.3%
Beam, Inc.	20,846	1,273,482
Brown-Forman Corp., Class B	19,828	1,254,121
The Coca-Cola Co.	505,917	18,339,491
Coca-Cola Enterprises, Inc.	35,458	1,125,082
Constellation Brands, Inc., Class A (b)	19,825	701,607
Dr. Pepper Snapple Group, Inc. (a)	27,344	1,208,058
Molson Coors Brewing Co., Class B	20,392	872,574
Monster Beverage Corp. (b)	19,595	1,036,184
PepsiCo, Inc.	202,894	13,884,036
		39,694,635
Biotechnology – 1.6%
Alexion Pharmaceuticals, Inc. (b)	25,466	2,388,966
Amgen, Inc.	100,660	8,688,971
Biogen Idec, Inc. (b)	31,020	4,549,703
Celgene Corp. (b)	55,501	4,369,039
Gilead Sciences, Inc. (b)	99,344	7,296,817
		27,293,496
Building Products – 0.0%
Masco Corp. (a)	46,647	777,139
Capital Markets – 1.9%
Ameriprise Financial, Inc.	27,028	1,692,764
The Bank of New York Mellon Corp.	153,344	3,940,941
BlackRock, Inc. (a)(c)	16,465	3,403,480
The Charles Schwab Corp.	143,722	2,063,848

Common Stocks	Shares	Value
Capital Markets (concluded)
E*Trade Financial Corp. (b)	33,617	$300,872
Franklin Resources, Inc.	18,082	2,272,907
The Goldman Sachs Group, Inc.	57,951	7,392,229
Invesco Ltd.	58,350	1,522,351
Legg Mason, Inc. (a)	15,460	397,631
Morgan Stanley	181,190	3,464,353
Northern Trust Corp.	28,648	1,436,984
State Street Corp.	61,006	2,867,892
T. Rowe Price Group, Inc.	33,405	2,175,668
		32,931,920
Chemicals – 2.5%
Air Products & Chemicals, Inc.	27,899	2,344,074
Airgas, Inc.	9,204	840,233
CF Industries Holdings, Inc.	8,239	1,673,835
The Dow Chemical Co.	157,233	5,081,771
E.I. du Pont de Nemours & Co.	122,260	5,498,032
Eastman Chemical Co. (a)	20,094	1,367,397
Ecolab, Inc.	34,554	2,484,433
FMC Corp. (a)	17,960	1,051,019
International Flavors & Fragrances, Inc. (a)	10,697	711,778
LyondellBasell Industries NV, Class A	49,762	2,840,913
Monsanto Co.	70,096	6,634,586
The Mosaic Co.	36,282	2,054,650
PPG Industries, Inc.	20,102	2,720,806
Praxair, Inc. (a)	39,008	4,269,426
The Sherwin-Williams Co.	11,215	1,725,091
Sigma-Aldrich Corp. (a)	15,804	1,162,858
		42,460,902
Commercial Banks – 2.7%
BB&T Corp.	91,711	2,669,707
Comerica, Inc.	25,038	759,653
Fifth Third Bancorp (a)	117,850	1,790,141
First Horizon National Corp. (a)	32,505	322,124
Huntington Bancshares, Inc. (a)	112,187	716,875
KeyCorp	122,711	1,033,227
M&T Bank Corp. (a)	15,936	1,569,218
The PNC Financial Services Group, Inc. (c)	69,347	4,043,624
Regions Financial Corp.	185,116	1,318,026
SunTrust Banks, Inc.	70,619	2,002,049
US Bancorp	246,671	7,878,672
Wells Fargo & Co.	642,119	21,947,627
Zions Bancorporation (a)	24,132	516,425
		46,567,368
Commercial Services & Supplies – 0.5%
The ADT Corp.	30,458	1,415,992
Avery Dennison Corp.	13,127	458,395
Cintas Corp. (a)	13,975	571,577
Iron Mountain, Inc. (a)	21,835	677,977
Pitney Bowes, Inc. (a)	25,978	276,406
Republic Services, Inc.	39,214	1,150,147
Stericycle, Inc. (b)	11,259	1,050,127
Tyco International Ltd.	61,032	1,785,186
Waste Management, Inc.	57,173	1,929,017
		9,314,824
Communications Equipment – 1.9%
Cisco Systems, Inc.	696,215	13,680,625
F5 Networks, Inc. (b)	10,347	1,005,211

See Notes to Financial Statements.

2	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment (concluded)
Harris Corp.	14,867	$727,888
JDS Uniphase Corp. (b)	30,584	414,107
Juniper Networks, Inc. (b)	67,728	1,332,210
Motorola Solutions, Inc.	36,828	2,050,583
QUALCOMM, Inc.	223,453	13,858,555
		33,069,179
Computers & Peripherals – 4.9%
Apple, Inc.	123,365	65,757,246
Dell, Inc.	191,258	1,937,444
EMC Corp. (b)	276,227	6,988,543
Hewlett-Packard Co.	257,762	3,673,108
NetApp, Inc. (b)	47,053	1,578,628
SanDisk Corp. (b)	31,728	1,382,072
Seagate Technology Plc	44,136	1,345,265
Western Digital Corp.	28,808	1,224,052
		83,886,358
Construction & Engineering – 0.2%
Fluor Corp.	21,846	1,283,234
Jacobs Engineering Group, Inc. (b)	17,049	725,776
Quanta Services, Inc. (b)	27,838	759,699
		2,768,709
Construction Materials – 0.1%
Vulcan Materials Co. (a)	16,993	884,486
Consumer Finance – 0.9%
American Express Co.	127,720	7,341,346
Capital One Financial Corp.	76,263	4,417,915
Discover Financial Services	66,256	2,554,169
SLM Corp.	60,744	1,040,545
		15,353,975
Containers & Packaging – 0.1%
Ball Corp.	20,217	904,711
Bemis Co.	13,527	452,613
Owens-Illinois, Inc. (b)	21,399	455,157
Sealed Air Corp.	25,435	445,367
		2,257,848
Distributors – 0.1%
Genuine Parts Co. (a)	20,309	1,291,246
Diversified Consumer Services – 0.1%
Apollo Group, Inc., Class (a)(b)	13,092	273,884
H&R Block, Inc.	35,603	661,148
		935,032
Diversified Financial Services – 3.5%
Bank of America Corp.	1,413,370	16,395,092
Citigroup, Inc.	384,551	15,212,838
CME Group, Inc. (a)	40,200	2,038,542
IntercontinentalExchange, Inc. (b)	9,528	1,179,662
JPMorgan Chase & Co.	498,503	21,919,177
Leucadia National Corp. (a)	25,914	616,494
Moody’s Corp.	25,416	1,278,933
The NASDAQ OMX Group, Inc. (a)	15,543	388,730
NYSE Euronext	31,963	1,008,113
		60,037,581

Common Stocks	Shares	Value
Diversified Telecommunication Services – 2.7%
AT&T, Inc.	744,967	$25,112,838
CenturyLink, Inc.	81,836	3,201,424
Frontier Communications Corp. (a)	130,617	559,041
Verizon Communications, Inc.	374,246	16,193,624
Windstream Corp. (a)	76,806	635,954
		45,702,881
Electric Utilities – 1.9%
American Electric Power Co., Inc.	63,608	2,714,790
Duke Energy Corp.	92,338	5,891,164
Edison International	42,714	1,930,246
Entergy Corp. (a)	23,313	1,486,204
Exelon Corp.	111,992	3,330,642
FirstEnergy Corp. (a)	54,845	2,290,327
NextEra Energy, Inc. (a)	55,483	3,838,869
Northeast Utilities, Inc.	41,112	1,606,657
Pepco Holdings, Inc. (a)	30,140	591,045
Pinnacle West Capital Corp.	14,397	733,959
PPL Corp.	76,243	2,182,837
The Southern Co. (a)	114,605	4,906,240
Xcel Energy, Inc.	63,902	1,706,822
		33,209,802
Electrical Equipment – 0.7%
Eaton Corp. Plc	60,535	3,280,997
Emerson Electric Co. (a)	95,010	5,031,730
Rockwell Automation, Inc.	18,297	1,536,765
Roper Industries, Inc.	12,892	1,437,200
		11,286,692
Electronic Equipment, Instruments & Components – 0.4%
Amphenol Corp., Class A	21,023	1,360,188
Corning, Inc.	193,989	2,448,141
Flir Systems, Inc.	19,754	440,712
Jabil Circuit, Inc.	24,337	469,461
Molex, Inc.	18,072	493,908
TE Connectivity Ltd.	55,479	2,059,380
		7,271,790
Energy Equipment & Services – 1.8%
Baker Hughes, Inc.	57,637	2,353,895
Cameron International Corp. (b)	32,332	1,825,465
Diamond Offshore Drilling, Inc. (a)	9,094	618,028
Ensco Plc, Class A (a)	30,441	1,804,542
FMC Technologies, Inc. (b)	31,231	1,337,624
Halliburton Co.	121,663	4,220,489
Helmerich & Payne, Inc.	13,840	775,178
Nabors Industries Ltd. (b)	38,006	549,187
National Oilwell Varco, Inc.	55,968	3,825,413
Noble Corp.	33,069	1,151,463
Rowan Cos. Plc, Class A (b)	16,267	508,669
Schlumberger Ltd.	174,085	12,062,350
		31,032,303
Food & Staples Retailing – 2.3%
Costco Wholesale Corp.	56,697	5,599,963
CVS Caremark Corp.	163,543	7,907,304
The Kroger Co.	67,468	1,755,518
Safeway, Inc. (a)	31,467	569,238
Sysco Corp. (a)	77,047	2,439,308
Wal-Mart Stores, Inc.	219,388	14,968,843

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	3

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Food & Staples Retailing (concluded)
Walgreen Co.	112,630	$4,168,436
Whole Foods Market, Inc.	22,613	2,065,245
		39,473,855
Food Products – 1.7%
Archer-Daniels-Midland Co.	86,362	2,365,455
Campbell Soup Co. (a)	23,526	820,822
ConAgra Foods, Inc.	53,403	1,575,389
Dean Foods Co. (b)	24,242	400,235
General Mills, Inc.	84,673	3,421,636
H.J. Heinz Co. (a)	42,031	2,424,348
The Hershey Co. (a)	19,643	1,418,618
Hormel Foods Corp. (a)	17,568	548,297
The J.M. Smucker Co. (a)	14,251	1,229,006
Kellogg Co.	32,438	1,811,662
Kraft Foods Group, Inc.	77,663	3,531,337
McCormick & Co., Inc. (a)	17,353	1,102,436
Mead Johnson Nutrition Co.	26,646	1,755,705
Mondelez International, Inc., Class A (a)	233,006	5,934,663
Tyson Foods, Inc., Class A	37,769	732,719
		29,072,328
Gas Utilities – 0.1%
AGL Resources, Inc.	15,467	618,216
ONEOK, Inc. (a)	26,842	1,147,495
		1,765,711
Health Care Equipment & Supplies – 1.7%
Baxter International, Inc.	72,029	4,801,453
Becton Dickinson & Co.	25,859	2,021,915
Boston Scientific Corp. (b)	180,455	1,034,007
C.R. Bard, Inc.	10,062	983,460
CareFusion Corp. (b)	28,985	828,391
Covidien Plc	62,122	3,586,924
DENTSPLY International, Inc. (a)	18,526	733,815
Edwards Lifesciences Corp. (b)	15,162	1,367,158
Intuitive Surgical, Inc. (b)	5,215	2,557,280
Medtronic, Inc. (a)	132,688	5,442,862
St. Jude Medical, Inc.	40,479	1,462,911
Stryker Corp.	37,836	2,074,170
Varian Medical Systems, Inc. (b)	14,380	1,010,051
Zimmer Holdings, Inc.	22,779	1,518,448
		29,422,845
Health Care Providers & Services – 1.9%
Aetna, Inc. (a)	43,852	2,030,348
AmerisourceBergen Corp. (a)	30,933	1,335,687
Cardinal Health, Inc.	44,637	1,838,152
Cigna Corp. (a)	37,535	2,006,621
Coventry Health Care, Inc.	17,644	790,980
DaVita, Inc. (b)	10,982	1,213,840
Express Scripts Holding Co. (b)	107,043	5,780,322
Humana, Inc.	20,784	1,426,406
Laboratory Corp. of America Holdings (b)	12,432	1,076,860
McKesson Corp.	30,942	3,000,136
Patterson Cos., Inc. (a)	10,994	376,325
Quest Diagnostics, Inc. (a)	20,785	1,211,142
Tenet Healthcare Corp. (b)	13,925	452,145
UnitedHealth Group, Inc.	134,005	7,268,431
WellPoint, Inc.	39,802	2,424,738
		32,232,133

Common Stocks	Shares	Value

Health Care Technology – 0.1%
Cerner Corp. (b)	19,109	$1,483,623
Hotels, Restaurants & Leisure – 1.8%
Carnival Corp.	58,513	2,151,523
Chipotle Mexican Grill, Inc. (b)	4,132	1,229,105
Darden Restaurants, Inc. (a)	16,890	761,232
International Game Technology	35,015	496,163
Marriott International, Inc., Class A	32,338	1,205,237
McDonald’s Corp.	131,691	11,616,463
Starbucks Corp.	97,561	5,231,221
Starwood Hotels & Resorts Worldwide, Inc. (a)	25,740	1,476,446
Wyndham Worldwide Corp.	18,439	981,139
Wynn Resorts Ltd.	10,395	1,169,334
Yum! Brands, Inc. (a)	59,286	3,936,590
		30,254,453
Household Durables – 0.3%
D.R. Horton, Inc. (a)	36,601	723,968
Garmin Ltd. (a)	14,270	582,501
Harman International Industries, Inc.	8,812	393,368
Leggett & Platt, Inc. (a)	18,481	503,053
Lennar Corp., Class A (a)	21,496	831,250
Newell Rubbermaid, Inc.	37,613	837,642
PulteGroup, Inc. (b)	44,514	808,374
Whirlpool Corp.	10,198	1,037,646
		5,717,802
Household Products – 2.1%
The Clorox Co. (a)	17,093	1,251,549
Colgate-Palmolive Co.	58,258	6,090,291
Kimberly-Clark Corp. (a)	51,342	4,334,805
The Procter & Gamble Co.	358,612	24,346,169
		36,022,814
Independent Power Producers & Energy Traders – 0.1%
The AES Corp.	81,305	869,964
NRG Energy, Inc.	42,366	973,994
		1,843,958
Industrial Conglomerates – 2.4%
3M Co. (a)	83,470	7,750,189
Danaher Corp.	76,325	4,266,568
General Electric Co.	1,375,329	28,868,156
		40,884,913
Insurance – 3.9%
ACE Ltd.	44,548	3,554,930
Aflac, Inc.	61,471	3,265,340
The Allstate Corp.	63,238	2,540,270
American International Group, Inc. (b)	193,572	6,833,092
Aon Plc (a)	41,832	2,325,859
Assurant, Inc.	10,347	359,041
Berkshire Hathaway, Inc., Class B (b)	239,240	21,459,828
The Chubb Corp.	34,383	2,589,728
Cincinnati Financial Corp.	19,157	750,188
Genworth Financial, Inc., Class A (b)	64,457	484,072
Hartford Financial Services Group, Inc. (a)	57,183	1,283,187
Lincoln National Corp. (a)	36,154	936,389
Loews Corp.	40,834	1,663,985
Marsh & McLennan Cos., Inc.	71,356	2,459,641
MetLife, Inc.	143,046	4,711,935
Principal Financial Group, Inc. (a)	36,322	1,035,903

See Notes to Financial Statements.

4	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
The Progressive Corp. (a)	73,071	$1,541,798
Prudential Financial, Inc.	60,876	3,246,517
Torchmark Corp.	12,498	645,772
The Travelers Cos., Inc.	50,056	3,595,022
Unum Group	36,189	753,455
XL Group Plc	39,514	990,221
		67,026,173
Internet & Catalog Retail – 1.0%
Amazon.com, Inc. (b)	47,518	11,933,670
Expedia, Inc.	12,217	750,735
Netflix, Inc. (a)(b)	7,271	674,603
Priceline.com, Inc. (b)	6,538	4,061,406
TripAdvisor, Inc. (b)	14,368	602,881
		18,023,295
Internet Software & Services – 2.1%
Akamai Technologies, Inc. (b)	23,249	951,117
eBay, Inc. (b)	152,704	7,790,958
Google, Inc., Class A (b)	34,904	24,759,850
VeriSign, Inc. (b)	20,367	790,647
Yahoo! Inc. (b)	136,402	2,714,400
		37,006,972
IT Services – 3.7%
Accenture Plc, Class A	83,721	5,567,447
Automatic Data Processing, Inc.	63,645	3,628,401
Cognizant Technology Solutions Corp., Class A (b)	39,351	2,913,942
Computer Sciences Corp.	20,287	812,494
Fidelity National Information Services, Inc.	32,756	1,140,236
Fiserv, Inc. (b)	17,533	1,385,633
International Business Machines Corp.	139,305	26,683,873
MasterCard, Inc., Class A	14,020	6,887,746
Paychex, Inc. (a)	42,443	1,321,675
SAIC, Inc. (a)	37,300	422,236
Teradata Corp. (b)	22,177	1,372,535
Total System Services, Inc.	21,060	451,105
Visa, Inc., Class A (a)	68,368	10,363,221
The Western Union Co.	78,404	1,067,078
		64,017,622
Leisure Equipment & Products – 0.1%
Hasbro, Inc. (a)	15,142	543,598
Mattel, Inc. (a)	44,966	1,646,655
		2,190,253
Life Sciences Tools & Services – 0.4%
Agilent Technologies, Inc.	45,668	1,869,648
Life Technologies Corp. (b)	22,609	1,109,650
PerkinElmer, Inc.	15,012	476,481
Thermo Fisher Scientific, Inc.	47,275	3,015,199
Waters Corp. (b)	11,413	994,301
		7,465,279
Machinery – 1.9%
Caterpillar, Inc.	85,746	7,681,127
Cummins, Inc.	23,171	2,510,578
Deere & Co.	51,350	4,437,667
Dover Corp.	23,511	1,544,908

Common Stocks	Shares	Value
Machinery (concluded)
Flowserve Corp.	6,571	$964,623
Illinois Tool Works, Inc. (a)	55,953	3,402,502
Ingersoll-Rand Plc	36,758	1,762,914
Joy Global, Inc.	13,833	882,269
PACCAR, Inc.	46,260	2,091,414
Pall Corp. (a)	14,606	880,157
Parker Hannifin Corp.	19,536	1,661,732
Pentair Ltd., Registered Shares (a)	27,552	1,354,181
Snap-On, Inc.	7,620	601,904
Stanley Black & Decker, Inc.	22,118	1,636,068
Xylem, Inc.	24,252	657,229
		32,069,273
Media – 3.5%
Cablevision Systems Corp., New York Group, Class A (a)	28,088	419,635
CBS Corp., Class B	77,557	2,951,044
Comcast Corp., Class A	348,545	13,028,612
DIRECTV (b)	79,273	3,976,334
Discovery Communications, Inc., Class A (b)	31,361	1,990,796
Gannett Co., Inc.	30,197	543,848
The Interpublic Group of Cos., Inc.	56,777	625,682
The McGraw-Hill Cos., Inc.	36,460	1,993,268
News Corp., Class A	264,516	6,755,739
Omnicom Group, Inc. (a)	34,664	1,731,813
Scripps Networks Interactive, Class A (a)	11,405	660,578
Time Warner Cable, Inc.	39,600	3,848,724
Time Warner, Inc. (a)	124,134	5,937,329
Viacom, Inc., Class B	60,632	3,197,732
The Walt Disney Co. (a)	232,449	11,573,636
The Washington Post Co., Class B (a)	597	218,030
		59,452,800
Metals & Mining – 0.7%
Alcoa, Inc.	139,700	1,212,596
Allegheny Technologies, Inc. (a)	14,066	427,044
Cliffs Natural Resources, Inc. (a)	18,607	717,486
Freeport-McMoRan Copper & Gold, Inc.	124,460	4,256,532
Newmont Mining Corp.	65,075	3,022,083
Nucor Corp. (a)	41,602	1,796,374
United States Steel Corp. (a)	18,890	450,904
		11,883,019
Multi-Utilities – 1.2%
Ameren Corp.	31,734	974,868
CenterPoint Energy, Inc.	55,930	1,076,652
CMS Energy Corp.	34,603	843,621
Consolidated Edison, Inc.	38,416	2,133,625
Dominion Resources, Inc. (a)	75,332	3,902,198
DTE Energy Co.	22,572	1,355,449
Integrys Energy Group, Inc.	10,203	532,801
NiSource, Inc. (a)	40,571	1,009,812
PG&E Corp.	56,359	2,264,505
Public Service Enterprise Group, Inc. (a)	66,344	2,030,126
SCANA Corp. (a)	17,258	787,655
Sempra Energy	29,485	2,091,666
TECO Energy, Inc. (a)	26,624	446,218
Wisconsin Energy Corp.	30,151	1,111,064
		20,560,260

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	5

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Multiline Retail – 0.8%
Big Lots, Inc. (b)	7,652	$217,776
Dollar General Corp. (b)	34,490	1,520,664
Dollar Tree, Inc. (b)	29,854	1,210,878
Family Dollar Stores, Inc. (a)	12,597	798,776
J.C. Penney Co., Inc. (a)	18,688	368,341
Kohl’s Corp.	27,802	1,194,930
Macy’s, Inc.	51,897	2,025,021
Nordstrom, Inc. (a)	19,998	1,069,893
Target Corp.	85,385	5,052,230
		13,458,509
Office Electronics – 0.1%
Xerox Corp.	166,042	1,132,406
Oil, Gas & Consumable Fuels – 8.9%
Anadarko Petroleum Corp.	65,523	4,869,014
Apache Corp.	51,299	4,026,972
Cabot Oil & Gas Corp.	27,487	1,367,203
Chesapeake Energy Corp. (a)	67,942	1,129,196
Chevron Corp.	256,640	27,753,050
ConocoPhillips	159,174	9,230,500
CONSOL Energy, Inc.	29,903	959,886
Denbury Resources, Inc. (b)	50,799	822,944
Devon Energy Corp.	49,372	2,569,319
EOG Resources, Inc.	35,515	4,289,857
EQT Corp.	19,573	1,154,416
Exxon Mobil Corp.	597,959	51,753,351
Hess Corp.	38,945	2,062,527
Kinder Morgan, Inc.	82,924	2,929,705
Marathon Oil Corp.	92,602	2,839,177
Marathon Petroleum Corp.	44,461	2,801,043
Murphy Oil Corp.	24,155	1,438,430
Newfield Exploration Co. (b)	17,641	472,426
Noble Energy, Inc.	23,319	2,372,475
Occidental Petroleum Corp.	106,235	8,138,663
Peabody Energy Corp.	35,137	934,996
Phillips 66	82,018	4,355,156
Pioneer Natural Resources Co. (a)	16,150	1,721,429
QEP Resources, Inc. (a)	23,317	705,806
Range Resources Corp. (a)	21,285	1,337,337
Southwestern Energy Co. (b)	45,788	1,529,777
Spectra Energy Corp.	87,272	2,389,507
Tesoro Corp.	18,388	809,991
Valero Energy Corp.	72,556	2,475,611
The Williams Cos., Inc.	88,329	2,891,891
WPX Energy, Inc. (b)	26,106	388,457
		152,520,112
Paper & Forest Products – 0.2%
International Paper Co.	57,558	2,293,111
MeadWestvaco Corp.	22,883	729,281
		3,022,392
Personal Products – 0.2%
Avon Products, Inc.	56,467	810,866
The Estée Lauder Cos., Inc., Class A (a)	31,472	1,883,914
		2,694,780
Pharmaceuticals – 6.0%
Abbott Laboratories	207,276	13,576,578
Allergan, Inc.	40,318	3,698,370
Bristol-Myers Squibb Co.	216,548	7,057,299
Eli Lilly & Co.	133,898	6,603,849
Forest Laboratories, Inc. (b)	30,613	1,081,251
Hospira, Inc. (b)	21,569	673,816

Common Stocks	Shares	Value
Pharmaceuticals (concluded)
Johnson & Johnson	363,417	$25,475,532
Merck & Co., Inc.	398,659	16,321,099
Mylan, Inc. (b)	53,399	1,467,405
Perrigo Co. (a)	11,561	1,202,691
Pfizer, Inc.	965,650	24,218,502
Watson Pharmaceuticals, Inc. (b)	16,718	1,437,748
		102,814,140
Professional Services – 0.1%
The Dun & Bradstreet Corp. (a)	5,884	462,777
Equifax, Inc.	15,619	845,300
Robert Half International, Inc. (a)	18,551	590,293
		1,898,370
Real Estate Investment Trusts (REITs) – 2.1%
American Tower Corp.	51,831	4,004,981
Apartment Investment & Management Co., Class A	19,126	517,549
AvalonBay Communities, Inc.	14,991	2,032,630
Boston Properties, Inc.	19,773	2,092,181
Equity Residential (a)	42,171	2,389,830
HCP, Inc. (a)	59,257	2,677,231
Health Care REIT, Inc.	34,034	2,085,944
Host Hotels & Resorts, Inc. (a)	95,008	1,488,775
Kimco Realty Corp. (a)	53,505	1,033,717
Plum Creek Timber Co., Inc. (a)	21,113	936,784
ProLogis, Inc. (a)	60,410	2,204,361
Public Storage	18,901	2,739,889
Simon Property Group, Inc.	40,562	6,412,447
Ventas, Inc. (a)	38,740	2,507,253
Vornado Realty Trust	22,198	1,777,616
Weyerhaeuser Co.	70,973	1,974,469
		36,875,657
Real Estate Management & Development – 0.0%
CBRE Group, Inc., Class A (b)	39,553	787,105
Road & Rail – 0.8%
CSX Corp.	135,373	2,670,909
Norfolk Southern Corp.	41,484	2,565,371
Ryder System, Inc. (a)	6,643	331,685
Union Pacific Corp.	61,709	7,758,055
		13,326,020
Semiconductors & Semiconductor Equipment – 1.9%
Advanced Micro Devices, Inc. (b)	79,792	191,501
Altera Corp.	42,004	1,446,618
Analog Devices, Inc.	39,491	1,660,991
Applied Materials, Inc.	157,267	1,799,134
Broadcom Corp., Class A (b)	68,010	2,258,612
First Solar, Inc. (a)(b)	7,836	241,976
Intel Corp.	652,682	13,464,830
KLA-Tencor Corp.	21,814	1,041,837
Lam Research Corp. (b)	22,533	814,117
Linear Technology Corp.	30,308	1,039,564
LSI Corp. (b)	73,071	517,343
Microchip Technology, Inc. (a)	25,482	830,458
Micron Technology, Inc. (b)	132,963	844,315
NVIDIA Corp.	81,844	1,005,863
Teradyne, Inc. (a)(b)	24,559	414,802
Texas Instruments, Inc.	147,060	4,550,036
Xilinx, Inc.	34,244	1,229,360
		33,351,357

See Notes to Financial Statements.

6	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software – 3.4%
Adobe Systems, Inc. (b)	64,890	$2,445,055
Autodesk, Inc. (b)	29,516	1,043,391
BMC Software, Inc. (b)	18,748	743,546
CA, Inc.	44,071	968,680
Citrix Systems, Inc. (b)	24,434	1,606,535
Electronic Arts, Inc. (b)	40,175	583,743
Intuit, Inc. (a)	36,476	2,170,322
Microsoft Corp.	993,348	26,552,192
Oracle Corp.	493,021	16,427,460
Red Hat, Inc. (b)	25,285	1,339,094
Salesforce.com, Inc. (b)	17,126	2,878,881
Symantec Corp. (b)	91,124	1,714,042
		58,472,941
Specialty Retail – 2.1%
Abercrombie & Fitch Co., Class A	10,482	502,822
AutoNation, Inc. (b)	5,077	201,557
AutoZone, Inc. (b)	4,850	1,718,986
Bed Bath & Beyond, Inc. (b)	30,096	1,682,667
Best Buy Co., Inc.	34,919	413,790
CarMax, Inc. (b)	29,997	1,126,087
GameStop Corp., Class A (a)	15,975	400,813
The Gap, Inc.	39,030	1,211,491
The Home Depot, Inc.	196,121	12,130,084
Limited Brands, Inc. (a)	31,363	1,475,943
Lowe’s Cos., Inc.	147,560	5,241,331
O’Reilly Automotive, Inc. (b)	15,057	1,346,397
PetSmart, Inc.	14,144	966,601
Ross Stores, Inc.	29,176	1,579,880
Staples, Inc. (a)	88,564	1,009,630
Tiffany & Co.	15,586	893,701
TJX Cos., Inc.	95,690	4,062,041
Urban Outfitters, Inc. (b)	14,304	563,005
		36,526,826

Textiles, Apparel & Luxury Goods – 0.6%
Coach, Inc.	37,232	2,066,748
Fossil, Inc. (b)	7,086	659,707
NIKE, Inc., Class B	95,768	4,941,629
Ralph Lauren Corp.	8,031	1,204,007
VF Corp. (a)	11,549	1,743,553
		10,615,644
Thrifts & Mortgage Finance – 0.1%
Hudson City Bancorp, Inc.	62,298	506,483
People’s United Financial, Inc.	45,773	553,395
		1,059,878

Common Stocks	Shares	Value
Tobacco – 1.8%
Altria Group, Inc.	265,652	$8,346,786
Lorillard, Inc.	16,996	1,982,923
Philip Morris International, Inc.	219,111	18,326,444
Reynolds American, Inc.	42,570	1,763,675
		30,419,828
Trading Companies & Distributors – 0.2%
Fastenal Co. (a)	35,386	1,652,172
W.W. Grainger, Inc.	7,845	1,587,593
		3,239,765

Wireless Telecommunication Services – 0.3%
Crown Castle International Corp. (b)	38,428	2,772,964
MetroPCS Communications, Inc. (b)	41,588	413,385
Sprint Nextel Corp. (b)	393,803	2,232,863
		5,419,212
Total Long-Term Investments (Cost – $1,293,534,778) – 97.3%		1,670,850,611

Short-Term Securities
Money Market Funds – 9.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.25% (c)(d)(e)	132,083,169	132,083,169
BlackRock Cash Funds: Prime, SL Agency Shares, 0.22% (c)(d)(e)	22,497,136	22,497,136
		154,580,305

	Par (000)
US Treasury Obligations – 0.1%
US Treasury Bill, 0.06%, 3/21/13 (f)(g)	$2,605	2,604,802
Total Short-Term Securities (Cost – $157,185,104) – 9.1%		157,185,107
Total Investments (Cost – $1,450,719,882*) – 106.4%		1,828,035,718
Liabilities in Excess of Other Assets – (6.4)%		(110,103,497)
Net Assets – 100.0%		$1,717,932,221

Notes to Schedule of Investments
* As of December 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$1,504,245,385

Gross unrealized appreciation	$479,746,147
Gross unrealized depreciation	(155,955,814)

Net unrealized appreciation	$323,790,333

(a) Security, or a portion of security, is on loan.

(b) Non-income producing security.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	7

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

(c)	Investments in issuers considered to be an affiliate of the Master Portfolio during the year ended December 31, 2012, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares			Shares
	Held at			Held at	Value at
	December 31,	Shares	Shares	December 31,	December 31,		Realized
Affiliate	2011	Purchased	Sold	2012	2012	Income	Gain/Loss
BlackRock, Inc.	18,408	5,209	(7,152)	16,465	$3,403,480	$104,691	$(124,340)
BlackRock Cash Funds: Institutional, SL Agency Shares	170,771,686	–	(38,688,517)[1]	132,083,169	$132,083,169	$451,965	–
BlackRock Cash Funds: Prime, SL Agency Shares	53,764,558	–	(31,267,422)[1]	22,497,136	$22,497,136	$100,879	–
The PNC Financial Services Group, Inc.	96,666	7,399	(34,718)	69,347	$4,043,624	$129,398	$309,903

[1]	Represents net shares sold.
(d)	Represents the current yield as of report date.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.
(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(g)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
—	Financial futures contracts as of December 31, 2012 were as follows:

Contracts				Notional	Unrealized
Purchased	Issue	Exchange	Expiration	Value	Appreciation
785	S&P 500 E-Mini	Chicago Mercantile	March 2013	$55,738,925	$391,638

—	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
—	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Master Portfolio has the ability to access
—	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
—	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in the securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[2]	$1,670,850,611	–	–	$1,670,850,611
Short-Term Investments:
Money Market Funds	154,580,305	–	–	154,580,305
US Treasury Obligations	–	$2,604,802	–	2,604,802
Total	$1,825,430,916	$2,604,802	–	$1,828,035,718
[2] See above Schedule of Investments for values in each industry.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[3]
Assets:
Equity contracts	$391,638	–	–	$391,638

[3]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Master Portfolio’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2012, collateral on securities loaned at value of $104,564,691 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended December 31, 2012.

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2012

Assets
Investments at value – unaffiliated (including securities loaned of $103,692,867) (cost – $1,289,042,959)	$1,666,008,309
Investments at value – affiliated (cost – $161,676,923)	162,027,409
Dividends receivable	1,842,013
Variation margin receivable	1,349,744
Investments sold receivable	248,287
Securities lending income receivable – affiliated	30,921
Interest receivable	4,796
Total assets	1,831,511,479

Liabilities
Collateral on securities loaned at value	104,564,691
Withdrawals payable to investors	8,902,792
Investment advisory fees payable	60,306
Professional fees payable	38,415
Trustees’ fees payable	13,054
Total liabilities	113,579,258
Net Assets	$1,717,932,221

Net Assets Consist of
Investors’ capital	$1,340,224,747
Net unrealized appreciation/depreciation	377,707,474
Net Assets	$1,717,932,221

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	9

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2012

Investment Income
Dividends – unaffiliated	$ 42,797,690
Securities lending – affiliated – net	468,876
Dividends – affiliated	234,089
Income – affiliated	83,968
Interest	1,770
Foreign taxes withheld	(21,026)
Total income	43,565,367

Expenses
Investment advisory	958,487
Reorganization costs	169,342
Trustees	54,213
Professional	40,156
Total expenses	1,222,198
Less reorganization costs reimbursed	(169,342)
Less fees waived by Manager	(94,369)
Total expenses after fees waived	958,487
Net investment income	42,606,880

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments – unaffiliated	(21,226,635)
Investments – affiliated	185,563
Redemptions-in-kind	231,258,145
Financial futures contracts	3,105,397
213,322,470
Net change in unrealized appreciation/depreciation on:
Investments	26,943,872
Financial futures contracts	332,601
27,276,473
Total realized and unrealized gain	240,598,943
Net Increase in Net Assets Resulting from Operations	$283,205,823

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$42,606,880	$45,199,220
Net realized gain (loss)	213,322,470	(26,094,326)
Net change in unrealized appreciation/depreciation	27,276,473	26,305,661

Net increase in net assets resulting from operations:	283,205,823	45,410,555

Capital Transactions
Proceeds from contributions	392,443,684	195,530,480
Value of withdrawals	(1,066,033,494)	(291,341,608)

Net decrease in net assets derived from capital transactions	(673,589,810)	(95,811,128)

Net Assets
Total decrease in net assets	(390,383,987)	(50,400,573)
Beginning of year	2,108,316,208	2,158,716,781

End of year	$1,717,932,221	$2,108,316,208

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	11

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2012	2011	2010	2009	2008
Total Investment Return
Total Investment Return	15.98%	2.13%	15.06%	26.63%	(36.86)%

Ratios to Average Net Assets
Total expenses	0.06%	0.06%	0.05%	0.05%	0.05%
Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	2.22%	2.08%	2.01%	2.35%	2.32%

Supplemental Data
Net assets, end of year (000)	$1,717,932	$2,108,316	$2,158,717	$2,049,062	$1,690,980
Portfolio turnover	10%	5%	9%	5%	8%

See Notes to Financial Statements.

12	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Reorganization: On May 16, 2012, the Board approved a plan of reorganization whereby the Master Portfolio will acquire substantially all of the assets and assume certain stated liabilities of Master S&P 500 Index Series, a series of Quantitative Master Series LLC (the “Target Master Portfolio”) in exchange for beneficial interests of the Master Portfolio (the “Master Reorganization”). The Master Reorganization is subject to shareholder approval by the feeder funds that invest their assets in the Target Master Portfolio and certain other conditions. On December 12, 2012, the Master Reorganization was approved by the shareholders of each feeder fund of the Target Master Portfolio. However, the Master Reorganization is not expected to close until the reorganization of BlackRock S&P 500 Index Fund (“S&P 500 Index Fund”), a series of BlackRock Index Funds, Inc., with BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “S&P 500 Fund Reorganization”) is approved by S&P 500 Index Fund’s shareholders. If the S&P 500 Fund Reorganization is not approved, the Board of Directors of the Target Master Portfolio will consider other options, including whether to proceed with the Master Reorganization or other alternatives.

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The Black-Rock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master Portfolio for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant consistent with the principles of fair value measurements which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Preferred Stock: The Master Portfolio may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	13

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, the Master Portfolio engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained there-

after in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Sub-chapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2012. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the

14	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and/or to economically hedge, or protect, its exposure to certain risks such as equity risks. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2012
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation[1]	$391,638

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2012

Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$3,105,397
Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$ 332,601

For the year ended December 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	668
Average notional value of contracts purchased	$46,618,662

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with Black-Rock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

MIP entered into an Administration Agreement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	15

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. Effective July 1, 2012, BlackRock Advisors, LLC (“BAL”) replaced BTC as administrator and entered into an Administration Agreement with the Trust, on behalf of the Fund, on similar terms.

BAL, and previously, BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BAL, and previously, BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL, and previously, BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2013. The amount of the waiver, if any, is shown as fees waived by manager in the Statement of Operations.

MIP, on behalf of the Master Portfolio, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The Master Portfolio benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BTC bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BTC does not receive any fees for managing the cash collateral. The share of income earned by the Master Portfolio is shown as securities lending-affiliated-net in the Statement of Operations. For the year ended

December 31, 2012, BTC received $237,905 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2012, were $192,971,320 and $271,905,331, respectively.

5. Borrowings:

The Master Portfolio, along with certain other funds managed by BFA and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master Portfolio may borrow under the credit agreement to fund shareholder redemptions. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered Rate (“LIBOR”) plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2011. The credit agreement, which expired in November 2012, was renewed with the same terms until November 2013. Effective November 2012 to November 2013, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master Portfolio paid administration and arrangement fees which were allocated to the Master Portfolio based on its net assets as of October 31, 2012. The Master Portfolio did not borrow under the credit agreement during the year ended December 31, 2012.

6. Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit

16	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	17

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent, and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2013

18	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 106 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 106 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 106 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) since 2011, President thereof from 1997 to 2011 and Trustee since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 106 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 106 Portfolios	None

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	19

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009

President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				33 RICs consisting of 106 Portfolios	None

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				33 RICs consisting of 106 Portfolios	None

[1]  Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]  Date shown is the earliest date a person has served for the Trust/MIP covered by this annual report. In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, the Trustees were elected to the Trust’s/MIP’s Board. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2009, each Trustee first became a member of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]

Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011

Senior Managing Director of BlackRock, and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.

				155 RICs consisting of 278 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007

Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				155 RICs consisting of 278 Portfolios	None

[3]  Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

20	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009

Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Legal Counsel Sidley Austin LLP New York, NY 10019

Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Trust/MIP 400 Howard Street San Francisco, CA 94105

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	21

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “house holding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/ Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling tollfree (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

22	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others;

(iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012	23

A World-Class Mutual Fund Family

BlackRock of fers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Long/Short Equity Fund		BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio		BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund		BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio		BlackRock Real Estate Securities Fund
BlackRock China Fund	BlackRock Index Equity Portfolio		BlackRock Russell 1000 Index Fund
BlackRock Commodity Strategies Fund	BlackRock India Fund		BlackRock Science & Technology Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Fund
BlackRock Emerging Markets Long/Short Equity Fund	BlackRock International Index Fund		BlackRock Small Cap Growth Equity Portfolio
	BlackRock International Opportunities Portfolio		BlackRock Small Cap Growth Fund II
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund		BlackRock Small Cap Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Index Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund		BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Large Cap Value Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Focus Growth Fund	BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Dividend Income Portfolio	BlackRock Long-Horizon Equity Fund		BlackRock World Gold Fund
BlackRock Mid-Cap Growth Equity Portfolio
Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio		BlackRock Strategic Income Opportunities Portfolio
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock Emerging Market Local Debt Portfolio	BlackRock Long Duration Bond Portfolio		BlackRock U.S. Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio		BlackRock U.S. Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Secured Credit Portfolio		BlackRock World Income Fund
BlackRock GNMA Portfolio
Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Global Allocation Fund	2015	2035	Retirement	2040
BlackRock Managed Volatility Portfolio	2020	2040	2020	2045
BlackRock Multi-Asset Income Portfolio	2025	2045	2025	2050
BlackRock Multi-Asset Real Return Fund	2030	2050	2030	2055
BlackRock Strategic Risk Allocation Fund			2035

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

24	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2012

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SPSF-12/12-AR

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TRANSAMERICA FUNDS

P.O. Box 9012, Clearwater, FL 33758-9012

Customer Service: 1-888-233-4339

3168 (12/12)

Item 2: Code of Ethics.

(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report, Exhibit A of the code of ethics was revised to reflect the appointment of a new Chief Executive Officer
(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable
(f)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

	(in thousands)	Fiscal Year Ended 12/31
		2012	2011

(a)	Audit Fees	$92	$92
(b)	Audit-related Fees (1)	-	-
(c)	Tax Fees (2)	108	108
(d)	All Other Fees	11	-
(e) (1)	Pre-approval policy (3)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)	Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.	Yes	Yes

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(3)

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee. Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G. Norden, Patricia L. Sawyer, and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.    Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended ( the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

2

Item 12: Exhibits.

(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.
	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.
	(3)	Not applicable.

	(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Partners Funds Group II
(Registrant)

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
Date: March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas A. Swank
Thomas A. Swank
Chief Executive Officer
Date:	March 1, 2013

By:	/s/ Elizabeth Strouse
Elizabeth Strouse
Principal Financial Officer
Date:	March 1, 2013

EXHIBIT INDEX

Exhibit No. Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer